Exhibit 10.1

Execution Version

AMENDMENT AND RESTATEMENT AGREEMENT

This AMENDMENT AND RESTATEMENT AGREEMENT dated as of March 11, 2014 (this “Amendment”) is by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent, as Issuing Lender and as Swingline Lender, and entered into in connection with the Credit Agreement, dated as of May 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among the Borrower, the Administrative Agent and the other parties thereto.

RECITALS

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (together with the Schedules and Exhibits attached thereto, the “Amended and Restated Credit Agreement”) so as to, among other things, provide for, (a) a new tranche of term loans thereunder in an aggregate principal amount of $650,000,000 having the terms set forth for the Tranche B-1 Term Loans (under and as defined in the Amended and Restated Credit Agreement) (the “Tranche B-1 Term Loans”), (b) a new tranche of term loans thereunder in an aggregate principal amount of $1,120,000,000 having the terms set forth for the Tranche B-2 Term Loans (under and as defined in the Amended and Restated Credit Agreement) (the “Tranche B-2 Term Loans”, and together with the Tranche B-1 Term Loans, the “New Term Loans”), and (c) a new commitment by the participating Lenders to make new revolving loans (the “New Revolving Loans”) and participate in Swingline Loans and Letters of Credit in an aggregate original principal amount on the Restatement Effective Date of $250,000,000 (the “New Revolving Commitments”), which replaces the commitment by the participating Lenders under the Existing Credit Agreement to make revolving loans (the “Existing Revolving Commitments”);

WHEREAS, the New Term Loans shall be used to refinance all outstanding term loans (including any incremental term loans) (the “Existing Term Loans”) under the Existing Credit Agreement that are not exchanged pursuant to the Cashless Rollover Option (as defined below), and any proceeds of the New Term Loans remaining after the consummation of the Restatement Effective Date Transactions, together with any New Revolving Loans, may be used for working capital, Permitted Acquisitions or other general corporate purposes;

WHEREAS, each Lender holding (x) Existing Term Loans (collectively, the “Existing Term Lenders”) and (y) Existing Revolving Commitments (collectively, the “Existing Revolving Lenders”, and together with the Existing Term Lenders, the “Existing Lenders”) that executes and delivers a lender consent attached hereto as Annex I (a “Lender Consent”) (collectively, in the case of the Existing Term Lenders, the “Exchanging Term Lenders”; in the case of the Existing Revolving Lenders, the “Exchanging Revolving Lenders” and, together with the Exchanging Term Lenders, the “Exchanging Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed (as further described in the Lender Consent) (x) to exchange up to an aggregate principal amount of its Existing Term Loans for New Term Loans or Existing Revolving Commitments for New Revolving Commitments, as

applicable, on a cashless basis (the “Cashless Rollover Option”) or (y) to make New Term Loans to the Borrower in cash (the “Cash Settlement Option”), in each case in a principal amount equal to the amount notified to such Exchanging Lender by the Administrative Agent and (iii) in the case of Exchanging Lenders electing the Cashless Rollover Option (“Cashless Rollover Lenders”), upon the Restatement Effective Date, to have exchanged (as further described in the Lender Consent) such amount of its Existing Term Loans for New Term Loans or Existing Revolving Commitments for New Revolving Commitments, as applicable, in an equal principal amount (and in the case of Exchanging Lenders electing the Cash Settlement Option (“Cash Settlement Lenders”), such Exchanging Lenders shall make such New Term Loans or New Revolving Commitments, as applicable, on the Restatement Effective Date);

WHEREAS, each Person that executes and delivers a term loan joinder to this Amendment in the form of the “Term Loan Joinder” attached hereto as Annex II (a “Term Loan Joinder”) (each, an “Additional Term Lender” and, together with the Exchanging Term Lenders, the “New Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment and (ii) to have committed to make Tranche B-1 Term Loans and/or Tranche B-2 Term Loans to the Borrower on the Restatement Effective Date (the “Additional Term Loans”), in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans in its Term Loan Joinder);

WHEREAS, each Person that executes and delivers a revolving loan joinder to this Amendment in the form of the “Revolving Loan Joinder” attached hereto as Annex III (a “Revolving Joinder”, and together with any Term Loan Joinder, a “Joinder”) (each, an “Additional Revolving Lender” and, together with the Exchanging Revolving Lenders, the “New Revolving Lenders”) will be deemed (i) to have agreed to the terms of this Amendment and (ii) to have committed to make New Revolving Commitments to the Borrower on the Restatement Effective Date (the “Additional Revolving Commitments”), in the amount notified to such Additional Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Revolving Commitments in its Revolving Joinder);

WHEREAS, the Borrower has requested that the Lenders consent to certain transactions and agree to certain amendments to the Loan Documents;

WHEREAS, the Lenders are willing, on the terms and subject to the conditions set forth below, to consent to the amendments set forth herein (including the form of the Amended and Restated Credit Agreement); and

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement.

ARTICLE II

AMENDMENT AND RESTATEMENT OF EXISTING CREDIT AGREEMENT AND EXISTING GUARANTEE AND COLLATERAL AGREEMENT

SECTION 2.1 Amendment and Restatement of Existing Credit Agreement. The Borrower, the Subsidiary Guarantors, the Issuing Lender, the Swingline Lender, the Exchanging Lenders, the Additional Term Lenders, the Additional Revolving Lenders (together with the Additional Term Lenders, the “Additional Lenders”) and the Administrative Agent agree that on the Restatement Effective Date, the Existing Credit Agreement shall hereby be amended and restated in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A.

SECTION 2.2 Amendment and Restatement of Existing Guarantee and Collateral Agreement. The Loan Parties, the Exchanging Lenders, the Additional Lenders and the Administrative Agent agree that the Guarantee and Collateral Agreement, dated as of May 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Guarantee and Collateral Agreement”), among the grantors party thereto and the Administrative Agent shall be amended and restated in the form of the Amended and Restated Guarantee and Collateral Agreement attached hereto as Exhibit B (together with the schedules attached thereto, the “Amended and Restated Guarantee and Collateral Agreement”).

SECTION 2.3 Acknowledgement. As of the Restatement Effective Date, after giving effect to this Amendment and the Restatement Effective Date Transactions, the aggregate outstanding principal of amount of the: (a) Tranche B-1 Term Loans is $650,000,000, (b) Tranche B-2 Term Loans is $1,120,000,000 and (c) New Revolving Commitment is $250,000,000.

ARTICLE III

EXCHANGE OF EXISTING TERM LOANS; AGREEMENT TO MAKE ADDITIONAL LOANS

SECTION 3.1 Exchange and Repayment of Existing Term Loans.

(a) On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, (i) each Exchanging Lender agrees that, as of the Restatement Effective Date, an aggregate principal amount of its Existing Term Loans (the “Exchanged Loans”) equal to the amount notified to such Exchanging Lender by the Administrative Agent, which amounts shall be set forth in Schedules 1.1(d) (in the case of Tranche B-1 Term Loans) and 1.1(e) (in the case of Tranche B-2 Term Loans) of the Amended and Restated Credit Agreement, will be exchanged

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for New Term Loans through the Cashless Rollover Option or the Cash Settlement Option, as further described in such Exchanging Lender’s Lender Consent, (ii) the Borrower agrees that on the Restatement Effective Date, all existing Notes of any Exchanging Lenders will, at the request of such Exchanging Lender, be exchanged for new Notes in respect of the New Term Loans and (iii) each Exchanging Revolving Lender agrees that, as of the Restatement Effective Date, an aggregate principal amount of its Existing Revolving Commitments (the “Exchanged Revolving Commitments”) equal to the amount notified to such Exchanging Revolving Lender by the Administrative Agent, which amounts shall be set forth in Schedule 1.1(f) of the Amended and Restated Credit Agreement, will be exchanged for New Revolving Commitments as described in such Exchanging Revolving Lender’s Lender Consent.

(b) On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, on the Restatement Effective Date, (i) each Exchanging Lender agrees that an aggregate principal amount of its outstanding Existing Term Loans, and/or Existing Revolving Commitments not being exchanged either through the Cashless Rollover Option or the Cash Settlement Option, including all unpaid and accrued interest and commitment fees thereon up to and including the Restatement Effective Date, will be repaid in full and such Existing Revolving Commitments terminated and (ii) each Lender (as defined under the Existing Credit Agreement) not consenting to become an Exchanging Lender (each, a “Non-Exchanging Lender”) agrees that the aggregate principal amount of its outstanding Existing Term Loans, including all unpaid and accrued interest and commitment fees thereon up to and including the Restatement Effective Date, will be repaid in full and all of its Existing Revolving Commitments terminated.

SECTION 3.2 Agreement to Make Additional Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, (i) each Additional Term Lender agrees to make Additional Term Loans equal to the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Lender committed to make as Additional Term Loans set forth in such Lender’s Term Loan Joinder), on the Restatement Effective Date and each Additional Term Lender shall be a “Lender” under the Amended and Restated Credit Agreement as of such date and (ii) each Additional Revolving Lender agrees to make Additional Revolving Commitments equal to the amount notified to such Additional Revolving Lender by the Administrative Agent (but in no event greater than the amount of such Lender’s Additional Revolving Commitment set forth in such Lender’s Revolving Joinder), beginning on the Restatement Effective Date and each Additional Revolving Lender shall be a “Lender” under the Amended and Restated Credit Agreement as of such date. Amounts paid or prepaid in respect of Additional Term Loans may not be reborrowed.

SECTION 3.3 Other Provisions Regarding Loans. The commitments of the Additional Lenders and the refinancing undertakings of the Exchanging Lenders are several and not joint and no such Exchanging Lender will be responsible for any other Exchanging Lender’s failure to make or acquire New Term Loans. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the Existing Credit Agreement and Existing Guarantee and Collateral Agreement.

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SECTION 3.4 Interest; Breakage; Prepayments

(a) The Borrower hereby agrees that it shall pay the Non-Exchanging Lenders, on the Restatement Effective Date, (i) accrued and unpaid interest to and including the Restatement Effective Date, on the amount of Existing Term Loans prepaid pursuant to this Amendment and (ii) any compensation required to be paid pursuant to the provisions of Sections 3.5, 3.9 and 4.11 of the Existing Credit Agreement; and

(b) Each Exchanging Lender hereby waives any right to receive (i) any payments under Section 4.11 of the Existing Credit Agreement and (ii) any notice of termination of revolving commitments or notice of prepayment under Sections 3.6 and 4.1(a), respectively, of the Existing Credit Agreement, in each case as a result of the prepayment or conversion of any Existing Term Loans into New Term Loans or termination or conversion of any Existing Revolving Commitments into New Revolving Commitments, as applicable, pursuant to this Amendment.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment (including the amendments contained in Article II, the acknowledgement contained in Section 2.2 and agreements contained in Article III) are subject to the satisfaction (or waiver) of the following conditions:

SECTION 4.1 This Amendment shall have been duly executed by the Borrower, the Subsidiary Guarantors, the Issuing Lender, the Swingline Lender and the Administrative Agent and the Lender Consents and Joinders shall have been duly executed by each Exchanging Lender, Additional Lender and/or the Borrower, as applicable;

SECTION 4.2 The Administrative Agent shall have received (i) a certificate executed on behalf of the Borrower by a Responsible Officer of the Borrower dated the Restatement Effective Date, substantially in the form of Exhibit J to the Amended and Restated Credit Agreement with appropriate insertions and attachments including the certificate of incorporation of the Borrower certified by the relevant authority of the jurisdiction of organization of the Borrower, and (ii) a long form good standing certificate for the Borrower from its jurisdiction of organization;

SECTION 4.3 To the extent not already delivered to the Administrative Agent prior to the date hereof, the Administrative Agent shall have received (i) audited consolidated financial statements of the Borrower and its Subsidiaries, in each case ending on December 31, 2013, on or about December 31, 2012 and on or about December 31, 2011, and (ii) unaudited interim consolidated financial statements of the Borrower and its Subsidiaries, in each case as at the last day of the most recent fiscal quarter of the Borrower elapsed more than 45 days prior to the Restatement Effective Date, and all such financial statements referred to in clauses (i) and (ii), including the related schedules and notes (if any) thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firms of accountants and disclosed therein);

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SECTION 4.4 The Administrative Agent shall have received confirmation reasonably satisfactory to it that all fees required to be paid (including any fees payable pursuant to any separate letter agreements entered into in connection with this Amendment) and all invoiced expense reimbursements payable by any Loan Party for account of any of the Other Representatives, Agents or Lenders on or before the Restatement Effective Date will be paid concurrently with the funding of the New Term Loans on the Restatement Effective Date;

SECTION 4.5 The Borrower shall have paid to the Administrative Agent, on behalf of the holders of New Revolving Commitments and New Term Loans, all fees referenced in Article VII of this Amendment;

SECTION 4.6 The Administrative Agent shall have received (i) a certificate of each Subsidiary Guarantor, dated the Restatement Effective Date, substantially in the form of Exhibit C to the Amended and Restated Credit Agreement, with appropriate insertions and attachments including the certificate of incorporation of such Subsidiary Guarantor that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party, and (ii) a long form good standing certificate for each Subsidiary Guarantor from its jurisdiction of organization;

SECTION 4.7 The Administrative Agent shall have received the following executed legal opinions:

(i) the legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent; and

(ii) the legal opinion of such other local counsel in those jurisdictions reasonably requested by the Administrative Agent, in each case, in form and substance reasonably acceptable to the Administrative Agent;

SECTION 4.8 The Administrative Agent shall have received and shall be reasonably satisfied with a solvency certificate of the chief financial officer of the Borrower substantially in the form of Exhibit I to the Amended and Restated Credit Agreement, which shall certify as to the solvency of the Loan Parties, on a consolidated basis, as of the Restatement Effective Date after giving effect to the Restatement Effective Date Transactions and other transactions contemplated hereby;

SECTION 4.9 To the extent not already delivered to the Administrative Agent prior to the date hereof, the Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.3 of the Amended and Restated Guarantee and Collateral Agreement;

SECTION 4.10 The Administrative Agent shall have received flood certifications with respect to each Mortgaged Property and evidence of flood insurance with respect to each Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board, in form and substance reasonably satisfactory to the Administrative Agent;

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SECTION 4.11 Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 8.3 of the Amended and Restated Credit Agreement), shall be in proper form for filing, registration or recordation;

SECTION 4.12 The Administrative Agent shall have received the results of a recent lien search with respect to each Loan Party in the jurisdiction where each such Loan Party is located, and such search shall reveal no liens on any of the assets of the Loan Parties except for liens permitted by Section 8.3 of the Amended and Restated Credit Agreement or discharged on or prior to the Restatement Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent; and

SECTION 4.13 The Lenders shall have received from the Loan Parties all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

To induce the other parties hereto to enter into this Amendment, the Borrower and each of the Subsidiary Guarantors represents and warrants to each of the Lenders and the Administrative Agent that, as of the Restatement Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by the Loan Parties and constitutes, and the Amended and Restated Credit Agreement (as to the Loan Parties) constitutes, its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) The representations and warranties of the Loan Parties set forth in the Amended and Restated Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Restatement Effective Date (immediately after giving effect to this Amendment), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that, in such case, such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof;

(c) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Restatement Effective Date; and

(d) Immediately prior to and immediately after the consummation of the transactions contemplated under this Amendment on the Restatement Effective Date, the Loan Parties, on a consolidated basis, are Solvent.

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ARTICLE VI

EFFECTS ON LOAN DOCUMENTS

Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents. The Borrower and each of the Subsidiary Guarantors acknowledges and agrees that, on and after the Restatement Effective Date, this Amendment, the Joinders and each of the other Loan Documents to be executed and delivered by any Loan Party in connection herewith shall constitute a Loan Document for all purposes of the Amended and Restated Credit Agreement. On and after the Restatement Effective Date, each reference in the Amended and Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement, and this Amendment and the Amended and Restated Credit Agreement shall be read together and construed as a single instrument. Additionally, on and after the Restatement Effective Date, each reference to the “Guarantee and Collateral Agreement” in the Loan Documents shall mean and be a reference to the Amended and Restated Guarantee and Collateral Agreement. Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Credit Agreement or any other Loan Document in similar or different circumstances.

ARTICLE VII

FEES

SECTION 7.1 Revolving Upfront Fee. The Borrower covenants and agrees that, so long as the Restatement Effective Date occurs, it shall pay each holder of New Revolving Commitments that has consented to this Amendment or executed a Revolving Joinder a fee equal to 0.50% of the aggregate principal amount of the New Revolving Commitment of such Lender.

SECTION 7.2 New Term Loans Upfront Fee. The Borrower covenants and agrees that, so long as the Restatement Effective Date occurs, it shall pay each holder of Tranche B-2 Term Loans that has consented to this Amendment or executed a Term Loan Joinder with respect to Tranche B-2 Term Loans a fee equal to 0.25% of the aggregate principal amount of the New Term Loans that are Tranche B-2 Term Loans held by such Lender.

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ARTICLE VIII

MISCELLANEOUS

SECTION 8.1 Expenses. The Borrower hereby confirms that the indemnification provisions set forth in Section 10.7 of the Amended and Restated Credit Agreement shall apply to this Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 8.2 Consents. For purposes of Section 11.6 of the Amended and Restated Credit Agreement, the Borrower hereby consents to any assignee of the Lead Arranger or any of its Affiliates becoming a New Term Lender in connection with the initial syndication of the New Term Loans to the extent that inclusion of such assignee in the syndicate has been disclosed to the Borrower prior to the Restatement Effective Date.

SECTION 8.3 Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.4 Administrative Agent. The Borrower acknowledges and agrees that JPMorgan in its capacity as administrative agent under the Amended and Restated Credit Agreement will serve as Administrative Agent under this Amendment and under the Amended and Restated Credit Agreement.

SECTION 8.5 Governing Law; Waiver of Jury Trial; Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 11.12 and 11.16 of the Amended and Restated Credit Agreement are incorporated herein by reference.

SECTION 8.6 Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 8.7 Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

SECTION 8.8 Effect of Amendment and Restatement of Existing Credit Agreement. Each Loan Party hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies

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and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by such Loan Party and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, including with respect to the obligations of the Borrower as modified by this Amendment. Each Loan Party further acknowledges and agrees to each Agent, each Issuing Lender and each of the Lenders that after giving effect to this Amendment, neither the modification of the Existing Credit Agreement effected pursuant to this Amendment, nor the execution, delivery, performance or effectiveness of this Amendment, as applicable (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as such term is defined in the Existing Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

KAR AUCTION SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA ATLANTA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA LANSING, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

ADESA SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA VIRGINIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

[Signature Page Amendment]

AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

PAR, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AFC CAL, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

AXLE HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

[Signature Page Amendment]

IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADS PRIORITY TRANSPORT, LTD.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

[Signature Page Amendment]

ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

SIOUX FALLS AUTO AUCTION, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS OF GEORGIA LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA NEVADA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

INSURANCE AUTO AUCTIONS TENNESSEE LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUCTIONTRAC, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

OPENLANE, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

CARSARRIVE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

RECOVERY DATABASE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

PWI HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

[Signature Page Amendment]

PREFERRED WARRANTIES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

SUPERIOR WARRANTIES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

WARRANTY FINANCING CORPORATION

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

HIGH TECH NATIONAL, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE KEY CONTROLS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender and Swingline Lender

By:	/s/ Randall K. Stephens
Name: Randall K. Stephens
Title: Senior Vice President

By:
Name:
Title:

[Signature Page Amendment]

ANNEX I

LENDER CONSENT

[See attachment.]

LC-1

ANNEX II

TERM LOAN JOINDER

This JOINDER, dated as of [—], 2014 (this “Joinder”), by and among                      (the “Additional Term Lender”), KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to the Amendment dated as of March 11, 2014 (the “Amendment”) to the Credit Agreement dated as of May 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent. All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Amendment, as applicable;

WHEREAS, pursuant to the terms of the Amendment, the Borrower has established New Term Loans with Exchanging Term Lenders and/or Additional Term Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement and the Amendment, Additional Term Lenders may become Lenders pursuant to one or more Term Loan Joinders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The Additional Term Lender hereby agrees to make Additional Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent but not to exceed the amount set forth on its signature page hereto pursuant to and in accordance with the Credit Agreement and the Amendment. The Additional Term Loans provided pursuant to this Joinder shall be subject to all of the terms in the Credit Agreement and the Amendment and to the conditions set forth in the Credit Agreement and the Amendment, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Loan Documents. The Additional Term Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Term Loans provided pursuant to this Joinder shall constitute Term Loans for all purposes of the Credit Agreement and the other applicable Loan Documents.

By executing and delivering this Joinder, the Additional Term Lender shall be deemed to confirm to and agree with the other parties hereto as follows: (i) such Additional Term Lender is legally authorized to enter into this Joinder and the Credit Agreement; (ii) such Additional Term Lender confirms that it has received a copy of this Joinder, the Amendment and the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement and such other documents and information as it has deemed

I-1

appropriate to make its own credit analysis and decision to enter into this Joinder, the Amendment and the Credit Agreement; (iii) such Additional Term Lender will independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Joinder, the Amendment and the Credit Agreement; (iv) such Additional Term Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Joinder, the Amendment, the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (v) such Additional Term Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of this Joinder, the Amendment and the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Joinder by the Additional Term Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the Additional Term Lender shall become a Lender under the Credit Agreement, effective as of the Restatement Effective Date, and shall be subject to and bound by the terms thereof and shall perform all obligations and shall have all rights of a Lender thereunder. Each Additional Term Lender directs the Administrative Agent to execute the Amendment.

Delivered herewith by the Additional Term Lender to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Additional Term Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder is a “Loan Document.”

This Joinder, the Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

I-2

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

[Remainder of page intentionally left blank.]

I-3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first written above.

[NAME OF ADDITIONAL TERM LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Aggregate Principal Amount of Additional Term Loans: $

I-4

KAR AUCTION SERVICES, INC., as Borrower

By:
Name:
Title:	President and Chief Executive Officer

I-5

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

I-6

ANNEX III

REVOLVING LOAN JOINDER

This JOINDER, dated as of [—], 2014 (this “Joinder”), by and among                      (the “Additional Revolving Lender”), KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to the Amendment dated as of March 11, 2014 (the “Amendment”) to the Credit Agreement dated as of May 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto, and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent. All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Amendment, as applicable;

WHEREAS, pursuant to the terms of the Amendment, the Borrower has established New Revolving Commitments with Exchanging Revolving Lenders and/or Additional Revolving Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement and the Amendment, Additional Revolving Lenders may become Lenders pursuant to one or more Revolving Joinders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The Additional Revolving Lender hereby agrees to make Additional Revolving Commitments in the amount notified to such Additional Revolving Lender by the Administrative Agent but not to exceed the amount set forth on its signature page hereto pursuant to and in accordance with the Credit Agreement and the Amendment. The Additional Revolving Commitments provided pursuant to this Joinder shall be subject to all of the terms in the Credit Agreement and the Amendment and to the conditions set forth in the Credit Agreement and the Amendment, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Loan Documents. The Additional Revolving Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Revolving Commitments provided pursuant to this Joinder shall constitute Revolving Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents.

By executing and delivering this Joinder, the Additional Revolving Lender shall be deemed to confirm to and agree with the other parties hereto as follows: (i) such Additional Revolving Lender is legally authorized to enter into this Joinder and the Credit Agreement; (ii) such Additional Revolving Lender confirms that it has received a copy of this Joinder, the

Amendment and the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder, the Amendment and the Credit Agreement; (iii) such Additional Revolving Lender will independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Joinder, the Amendment and the Credit Agreement; (iv) such Additional Revolving Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Joinder, the Amendment, the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (v) such Additional Revolving Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of this Joinder, the Amendment and the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Joinder by the Additional Revolving Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the Additional Revolving Lender shall become a Lender under the Credit Agreement, effective as of the Restatement Effective Date, and shall be subject to and bound by the terms thereof and shall perform all obligations and shall have all rights of a Lender thereunder. Each Additional Revolving Lender directs the Administrative Agent to execute the Amendment.

Delivered herewith by the Additional Revolving Lender to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Additional Revolving Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder is a “Loan Document.”

This Joinder, the Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first written above.

[NAME OF ADDITIONAL REVOLVING LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Aggregate Principal Amount of Additional Revolving Commitments: $

KAR AUCTION SERVICES, INC., as Borrower

By:
Name:
Title:	President and Chief Executive Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

A-1

EXHIBIT B

A-1

$2,020,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

Amended and Restated as of March 11, 2014

among

KAR AUCTION SERVICES, INC.,

as Borrower,

the Lenders party hereto,

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

J.P. MORGAN SECURITIES LLC

as Sole Lead Arranger,

and

J.P. MORGAN SECURITIES LLC,

BARCLAYS BANK PLC,

FIFTH THIRD BANK,

GOLDMAN SACHS LENDING PARTNERS LLC,

DEUTSCHE BANK SECURITIES INC.

and

CREDIT SUISSE SECURITIES (USA) LLC

as Joint Bookrunners

i

SECTION 5. REPRESENTATIONS AND WARRANTIES		68

5.1.	Financial Condition	68
5.2.	No Change	68
5.3.	Corporate Existence; Compliance with Law	68
5.4.	Power; Authorization; Enforceable Obligations	69
5.5.	No Legal Bar	69
5.6.	Litigation	69
5.7.	No Default	69
5.8.	Ownership of Property; Liens; Insurance	69
5.9.	Intellectual Property	69
5.10.	Taxes	70
5.11.	Federal Regulations	70
5.12.	Labor Matters	70
5.13.	ERISA	70
5.14.	Investment Company Act; Other Regulations	71
5.15.	Restricted Subsidiaries	71
5.16.	Use of Proceeds	71
5.17.	Environmental Matters	71
5.18.	Accuracy of Information, etc.	72
5.19.	Security Documents	72
5.20.	Solvency	73
5.21.	Regulation H	73
5.22.	Anti-Terrorism Laws	73
5.23.	Anti-Corruption Laws	74

SECTION 6. CONDITIONS PRECEDENT		74

6.1.	Conditions to Each Extension of Credit	74

SECTION 7. AFFIRMATIVE COVENANTS		75
7.1.	Financial Statements	75
7.2.	Certificates; Other Information	75
7.3.	Payment of Obligations; Payment of Taxes	77
7.4.	Maintenance of Existence; Compliance	77
7.5.	Maintenance of Property; Insurance	77
7.6.	Inspection of Property; Books and Records; Discussions	78
7.7.	Notices	78
7.8.	Environmental Laws	78
7.9.	Additional Collateral, etc.	79
7.10.	Use of Proceeds	81
7.11.	Further Assurances	81
7.12.	Post-Closing Items	81

SECTION 8. NEGATIVE COVENANTS		81

8.1.	Financial Condition Covenant	81
8.2.	Indebtedness	82

8.3.	Liens	85
8.4.	Fundamental Changes	87
8.5.	Disposition of Property	88
8.6.	Restricted Payments	90
8.7.	Investments	91
8.8.	Optional Payments and Modifications of Certain Debt Instruments; Certain Modifications	94
8.9.	Transactions with Affiliates	94
8.10.	Sales and Leasebacks	95
8.11.	Hedge Agreements	95
8.12.	Changes in Fiscal Periods	96
8.13.	Negative Pledge Clauses	96
8.14.	Clauses Restricting Subsidiary Distributions	96
8.15.	Lines of Business	97

SECTION 9. EVENTS OF DEFAULT		97

SECTION 10. THE AGENTS AND OTHER REPRESENTATIVES		100

10.1.	Appointment	100
10.2.	Delegation of Duties	100
10.3.	Exculpatory Provisions	101
10.4.	Reliance by Agents	101
10.5.	Notice of Default	101
10.6.	Non-Reliance on Agents and Other Lenders	102
10.7.	Indemnification	102
10.8.	Agent in Its Individual Capacity	102
10.9.	Successor Administrative Agent	103
10.10.	Agents Generally	103
10.11.	Other Representatives	103
10.12.	Withholding Tax	103
10.13.	Administrative Agent May File Proofs of Claim	103

SECTION 11. MISCELLANEOUS		104

11.1.	Amendments and Waivers	104
11.2.	Notices	106
11.3.	No Waiver; Cumulative Remedies	107
11.4.	Survival of Representations and Warranties	107
11.5.	Payment of Expenses; Indemnity	107
11.6.	Successors and Assigns; Participations and Assignments	109
11.7.	Adjustments; Set-off	114
11.8.	Counterparts	114
11.9.	Severability	114
11.10.	Integration	115
11.11.	GOVERNING LAW	115
11.12.	Submission To Jurisdiction; Waivers	115
11.13.	Acknowledgments	115
11.14.	Releases of Guarantees and Liens	116
11.15.	Confidentiality	116
11.16.	WAIVERS OF JURY TRIAL	117

11.17.	Reserved	117
11.18.	USA PATRIOT Act	117
11.19.	Lender Action	117
11.20.	Certain Undertakings with Respect to Securitization Subsidiaries	117
11.21.	Certain Undertakings with Respect to Certain Affiliate Lenders	118
11.22.	No Fiduciary Duty	119
11.23.	Effect of Amendment and Restatement of Existing Credit Agreement	119

SCHEDULES:

1.1(a)	Mortgaged Property
1.1(b)	Restatement Effective Date Unrestricted Subsidiaries
1.1(c)	Existing Letters of Credit
1.1(d)	Tranche B-1 Term Loan Allocations
1.1(e)	Tranche B-2 Term Loan Allocations
1.1(f)	Revolving Commitment Allocations
5.4	Consents, Authorizations, Filings and Notices
5.6	Litigation
5.15	Restricted Subsidiaries
5.17	Environmental Matters
7.12	Post-Closing Items
8.2(d)	Scheduled Existing Indebtedness
8.3(i)	Scheduled Existing Liens
8.7(e)	Scheduled Existing Investments
8.9(i)	Transactions with Affiliates

EXHIBITS:

A	Reserved
B	Form of Compliance Certificate
C	Form of Closing Certificate of the Guarantors
D	Form of Mortgage
E-1	Form of Assignment and Assumption
E-2	Form of Affiliated Lender Assignment and Assumption
F	Form of Exemption Certificate
G-1	Form of Term Note
G-2	Form of Revolving Note
G-3	Form of Swingline Note
H	Reserved
I	Form of Solvency Certificate
J	Form of Closing Certificate of the Borrower
K-1	Form of Intercreditor Agreement
K-2	Form of Pari Debt Intercreditor Agreement

v

THIS AMENDED AND RESTATED CREDIT AGREEMENT, amended and restated as of March 11, 2014 (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”), is by and among, KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

Recitals

WHEREAS, the Borrower is party to that certain Credit Agreement dated as of May 19, 2011 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent thereunder;

WHEREAS, the Lenders party to the Amendment and Restatement Agreement have agreed to amend and restate the Existing Credit Agreement in its entirety to read as set forth in this Agreement, and it has been agreed by such parties that the Loans and any Letters of Credit outstanding as of the Restatement Effective Date and other “Obligations” under and as defined in the Existing Credit Agreement (including indemnities) shall be governed by and deemed to be outstanding under this Agreement with the intent that the terms of this Agreement shall supersede the terms of the Existing Credit Agreement (which shall hereafter have no further effect upon the parties thereto other than with respect to any action, event, representation, warranty or covenant occurring, made or applying prior to the Restatement Effective Date), and all references to the “Credit Agreement” in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof; provided, that (1) the grants of security interests, Mortgages and Liens under and pursuant to the Loan Documents shall continue unaltered to secure, guarantee, support and otherwise benefit the Obligations of the Borrower and the other Loan Parties under the Existing Credit Agreement and this Agreement and each other Loan Document and each of the foregoing shall continue in full force and effect in accordance with its terms except as expressly amended thereby or hereby or by the Amendment and Restatement Agreement, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement and (2) it is agreed and understood that this Agreement does not constitute a novation, satisfaction, payment or reborrowing of any Obligation under the Existing Credit Agreement or any other Loan Document except as expressly modified by this Agreement, nor does it operate as a waiver of any right, power or remedy of any Lender under any Loan Document;

WHEREAS, on the Restatement Effective Date, pursuant to the Amendment and Restatement Agreement, (a) (i) each Existing Term Lender that is an Exchanging Term Lender will exchange their Existing Term Loans on a dollar-for dollar basis for Tranche B-1 Term Loans and/or Tranche B-2 Term Loans in an amount equal to such Term Lender’s Tranche B-1 Term Loan Allocation and/or Tranche B-2 Term Loan Allocation, respectively, and any of its Existing Term Loans in excess of its applicable Tranche B-1 Term Loan Allocation and/or Tranche B-2 Term Loan Allocation shall be repaid in full, (ii) each Existing Term Lender that has not agreed to be an Exchanging Term Lender shall have its Existing Term Loans repaid in full and (iii) each Additional Term Lender who commits to provide Term Loans pursuant to a Term Loan Joinder will extend Tranche B-1 Term Loans and/or Tranche B-2 Term Loans in an amount equal to such Term Lender’s Tranche B-1 Term Loan Allocation and/or Tranche B-2 Term Loan Allocation, respectively and (b) (i) each Existing Revolving Lender that is an Exchanging Revolving Lender will exchange its Existing Revolving Commitments on a dollar-for-dollar basis into Revolving Commitments hereunder in an amount equal to its Revolving Commitment Allocation and any of its Existing Revolving Commitments in excess of its Revolving Commitment Allocation shall be terminated, (ii) each Existing Revolving Lender that has not agreed to be an

Exchanging Revolving Lender shall have its Existing Revolving Commitments terminated and (iii) each Additional Revolving Lender who commits to provide Revolving Commitments pursuant to a Revolving Loan Joinder hereby agrees to extend Revolving Commitments hereunder in an amount equal to its Revolving Commitment Allocation (collectively, the “Restatement Effective Date Transactions”); and

WHEREAS, as of the Restatement Effective Date, the Lenders have agreed to extend certain credit facilities to Borrower, in an aggregate amount not to exceed $2,020,000,000, in the form of (a) Term Loans consisting of (x) Tranche B-1 Term Loans in an aggregate principal amount not to exceed $650,000,000 and (y) Tranche B-2 Term Loans in an aggregate principal amount not to exceed $1,120,000,000, the proceeds of which will be used to consummate the Restatement Effective Date Transactions on the Restatement Effective Date, provided that, any proceeds of any Term Loans extended by the Additional Term Lenders in cash that are not applied to prepay Existing Term Loans and that remain unutilized after the consummation of the Restatement Effective Date Transactions may be used by Borrower and its Subsidiaries after the Restatement Effective Date for ongoing working capital needs and general corporate purposes of the Borrower and its Subsidiaries and (b) Revolving Commitments in an aggregate principal amount not to exceed $250,000,000, the proceeds of which will be used for ongoing working capital needs and general corporate purposes of the Borrower and its Subsidiaries.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower hereunder, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

1.1. Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Addendum”: an instrument, substantially in the form of Exhibit H or otherwise satisfactory to the Administrative Agent, by which a Person becomes a party to this Agreement as a Lender.

“Additional Lender”: as defined in Section 4.17(b).

“Additional Term Lender”: as defined in the Amendment and Restatement Agreement.

“Additional Term Loans”: as defined in the Amendment and Restatement Agreement.

“Adjustment Date”: as defined in the definition of “Applicable Margin”.

“Administrative Agent”: as defined in the preamble to this Agreement.

“AFC - Canada”: Automotive Finance Canada, an Ontario corporation.

“AFC - US”: Automotive Finance Corporation, an Indiana corporation.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Affiliated Lender Assignment and Assumption”: an Affiliated Lender Assignment and Assumption, substantially in the form of Exhibit E-2.

“Affiliated Lenders”: the Borrower, its Subsidiaries, and their respective Affiliates.

“Agents”: the collective reference to the Administrative Agent and, solely for purposes of Section 10, the Issuing Lender.

“Aggregate Exposure”: with respect to any Lender at any time, an amount equal to (a) until the Restatement Effective Date, the aggregate amount of such Lender’s Commitments at such time, (b) thereafter, the sum of (i) the aggregate then unpaid principal amount of such Lender’s Term Loans and (ii) the amount of such Lender’s Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding.

“Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement”: as defined in the preamble to this Agreement.

“Amended and Restated Guarantee and Collateral Agreement”: as defined in the Amendment and Restatement Agreement.

“Amendment and Restatement Agreement”: that certain Amendment and Restatement Agreement, dated as of the Restatement Effective Date, among the Borrower, the Lenders party thereto and the Administrative Agent.

“Anti-Corruption Laws”: all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Affiliated Persons from time to time concerning or relating to bribery or corruption.

“Applicable Margin”: for any day (a) (i) with respect to Base Rate Term Loans hereunder, the applicable rate per annum set forth for Base Rate Term Loans in clause (b) or (c) of the definition of “Pricing Grid” as applicable and (ii) with respect to Eurodollar Rate Term Loans hereunder, the applicable rate per annum set forth for Eurodollar Rate Term Loans in clause (b) or (c) of the definition of “Pricing Grid”, as applicable and (b) (i) with respect to Base Rate Revolving Loans and Swingline Loans hereunder, the applicable rate per annum set forth under the heading “Applicable Margin for Base Rate Revolving Loans and Swingline Loans” on the applicable Pricing Grid which corresponds to the Consolidated Senior Secured Leverage Ratio as of the relevant date of determination and (ii) with respect to Eurodollar Rate Revolving Loans hereunder, the applicable rate per annum set forth under the heading “Applicable Margin for Eurodollar Rate Revolving Loans” on the applicable Pricing Grid which corresponds to the Consolidated Senior Secured Leverage Ratio as of the relevant date of determination. Each change in the Applicable Margin resulting from a change in the Consolidated Senior Secured Leverage Ratio shall be effective with respect to all Revolving Loans and Swingline Loans outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Sections 7.1(a) or (b) and Section 7.2(a), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, until the Borrower shall have delivered the financial statements and certificates required by Sections 7.1(a) or (b) and Section 7.2(a), respectively, for the period ended June 30, 2014 (such date, the “Adjustment Date”), (x) the Consolidated Senior Secured Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Margin in respect of Revolving Loans and (y) the Consolidated Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Margin in respect of Tranche B-2 Term Loans. In addition, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Sections 7.1(a) or (b) and Section 7.2(a), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Senior Secured Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Margin in respect of Revolving Loans.

“Applicable Period”: as defined in Section 4.6(c).

“Application”: an application, in a form as each Issuing Lender may reasonably specify from time to time to request such Issuing Lender open a Letter of Credit.

“Approved Fund”: (a) a CLO and (b) with respect to any Lender that is a fund which invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Asset Sale”: any Disposition of Property or series of related Dispositions of Property (including any issuance or sale of Capital Stock of any Restricted Subsidiary of the Borrower, but excluding any Disposition permitted by Section 8.5 (other than any Dispositions permitted pursuant to Section 8.5(r) thereof) that yields gross proceeds to any Group Member (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $10,000,000.

“Assignee”: as defined in Section 11.6(b).

“Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit E-1.

“Atlanta IRB Transaction”: the transactions entered into by ADESA Atlanta, LLC with the Development Authority of Fulton County, Georgia in connection with a wholesale automobile auction facility located in Fulton, Georgia on or about December 1, 2002.

“Available Retained ECF”: at any time, the difference (if a positive number) between (a) the cumulative amount, for all then completed fiscal years in which Excess Cash Flow was a positive number, commencing with the fiscal year ending on December 31, 2014, of (x) Excess Cash Flow for such completed fiscal year multiplied by (y) the applicable Available Retained ECF Percentage for such fiscal year, minus (b) the amounts described in the preceding clause (a) used for redeeming, repurchasing, defeasing or otherwise prepaying Indebtedness pursuant to Section 8.8, for Restricted Payments under Section 8.6, or for Investments under Section 8.7.

“Available Retained ECF Percentage”: 50.0%; provided, that “Available Retained ECF Percentage” shall be (i) 75% if the Consolidated Senior Secured Leverage Ratio as of the last day of such fiscal year is less than 3.50 to 1.00 but equal to or greater than 3.00 to 1.00 and (ii) equal to 100% if the Consolidated Senior Secured Leverage Ratio as of the last day of such fiscal year is less than 3.00 to 1.00.

“Available Revolving Commitment”: as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided, that, in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Commitment pursuant to Section 3.5, the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero.

“Backstop L/C”: as defined in Section 3.7(a).

“Base Rate”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% and (c) the Eurodollar Rate calculated to give effect to clause (y) of such definition, if applicable, for an Interest Period of one-month commencing on such date plus 1.00%. For purposes hereof: “Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit to debtors). Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Base Rate Loans”: Loans the rate of interest applicable to which is based upon the Base Rate.

“Benefited Lender”: as defined in Section 11.7(a).

“Blocked Person”: as defined in Section 5.22.

“Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower”: as defined in the preamble to this Agreement.

“Borrowing Date”: any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

“Business”: as defined in Section 5.17(b).

“Business Day”: any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; and when used in connection with a Eurocurrency Loan for a LIBOR Quoted Currency, the term “Business Day” shall also exclude any day on which banks are not open for general business in London.

“Canadian Securitization”: a Securitization the related documentation of which is governed by the laws of a jurisdiction in Canada.

“Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Restricted Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which would, in accordance with GAAP, be set forth as capital expenditures in the consolidated statement of cash flow of the Borrower, but excluding in any event any (i) Permitted Acquisitions, (ii) additions to fixed assets required by GAAP in respect of Leasehold Cost Overruns and (iii) any such expenditures made with the Net Cash Proceeds of the issuance of Capital Stock of the Borrower or of any Disposition or Recovery Event not required to prepay the Loans in accordance with Section 4.2(b), (iv) expenditures that are accounted for as capital expenditures of such Person and that actually are paid for by a third party and for which no Loan Party has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period) and (v) the purchase price of equipment that is purchased substantially contemporaneously with the trade in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time.

“Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; provided, however, that, for the avoidance of doubt, any obligations relating to a lease that was validly accounted for by such Person as an operating lease in accordance with GAAP as in effect on the Restatement Effective Date, and any similar lease entered into after the Restatement Effective Date by such Person that would have been validly accounted for by such Person as an operating lease in accordance with GAAP as in effect on the Restatement Effective Date; shall be accounted for as obligations relating to an operating lease and not as Capital Lease Obligations. For the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing, but excluding Indebtedness convertible or exchangeable into any such capital stock to the extent not yet converted into capital stock.

“Cash Collateral”: as defined in Section 3.7(a).

“Cash Collateralize”: as defined in Section 3.7(a).

“Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000 provided, however, that time deposits (including eurodollar time deposits), certificates of deposit (including eurodollar certificates of deposit) and bankers’ acceptances in an aggregate amount not to exceed $2,000,000 may be maintained at any commercial bank of recognized standing organized under the laws of the United States (or any State or territory thereof) that does not satisfy the capital and surplus requirements and rating requirements set forth in this clause (b); (c) commercial paper of an issuer rated at least A-2 by Standard & Poor’s Ratings Services (“S&P”) or P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least AA by S&P or

AA by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition or money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“CLO”: any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an affiliate of such Lender.

“Closing Certificate of the Borrower”: a certificate duly executed by a Responsible Officer on behalf of the Borrower substantially in the form of Exhibit J.

“Code”: the Internal Revenue Code of 1986, as amended from time to time.

“Collateral”: all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Commitment”: as to any Lender, the Revolving Commitment of such Lender.

“Commitment Fee Rate”: the applicable rate per annum set forth under the heading “Commitment Fee Rate” on the applicable Pricing Grid which corresponds to the Consolidated Senior Secured Leverage Ratio as of the relevant date of determination. Notwithstanding the foregoing, until the Adjustment Date, the Consolidated Senior Secured Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Commitment Fee Rate. In addition, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Sections 7.1(a) or (b) and Section 7.2(a), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Senior Secured Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Commitment Fee Rate.

“Commonly Controlled Entity”: any trade or business, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or (solely for purposes of Section 302 of ERISA and Section 412 of the Code) is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

“Compliance Certificate”: a certificate duly executed by a Responsible Officer on behalf of the Borrower substantially in the form of Exhibit B.

“Conduit Lender”: any special purpose entity organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument (a copy of which shall be provided by the Administrative Agent to the Borrower upon request), subject to the consent of the Administrative Agent and the Borrower (which consent shall not be unreasonably withheld); provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations under this Agreement (including its obligation to fund a Loan) if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to

Sections 4.9, 4.10, 4.11 or 11.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender, (b) be deemed to have any Commitment or (c) be designated if such designation would otherwise increase the costs of any Facility to the Borrower.

“Confidential Information Memorandum”: the Confidential Information Memorandum dated February, 2014 and furnished to the Lenders in connection with this Agreement.

“Consolidated Coverage Ratio”: as of any date of determination, the ratio of (a) the aggregate amount of Consolidated EBITDA for the period of four consecutive fiscal quarters ended on the most recent Test Date to (b) Consolidated Interest Expense for such four fiscal quarters; provided, that

(1) if since the beginning of such period the Borrower or any Restricted Subsidiary has Incurred any Indebtedness that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period (except that in making such computation, the amount of Indebtedness under any revolving credit facility outstanding on the date of such calculation shall be computed based on (A) the average daily balance of such Indebtedness during such four fiscal quarters or such shorter period for which such facility was outstanding or (B) if such facility was created after the end of such four fiscal quarters, the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation);

(2) if since the beginning of such period the Borrower or any Restricted Subsidiary has repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged any Indebtedness that is no longer outstanding on such date of determination (each, a “Discharge”) or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio involves a Discharge of Indebtedness (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid), Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Discharge of such Indebtedness, including with the proceeds of such new Indebtedness, as if such Discharge had occurred on the first day of such period;

(3) if since the beginning of such period the Borrower or any Restricted Subsidiary shall have disposed of any company, any business or any group of assets constituting an operating unit of a business (any such disposition, a “Sale”), the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to (A) the Consolidated Interest Expense attributable to any Indebtedness of the Borrower or any Restricted Subsidiary repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged with respect to the Borrower and its continuing Restricted Subsidiaries in connection with such Sale for such period (including but not limited to through the assumption of such Indebtedness by another Person) plus (B) if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period attributable to the Indebtedness of such Restricted Subsidiary to the extent the Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such Sale;

(4) if since the beginning of such period the Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise acquired any company, any business or any group of assets constituting an operating unit of a business in a Permitted Acquisition, including any such Investment or acquisition occurring in connection with a transaction causing a calculation to be made hereunder (any such Investment or acquisition, a “Purchase”), Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any related Indebtedness) as if such Purchase occurred on the first day of such period; and

(5) if since the beginning of such period any Person became a Restricted Subsidiary or was merged or consolidated with or into the Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have Discharged any Indebtedness or made any Sale or Purchase that would have required an adjustment pursuant to clause (2), (3) or (4) above if made by the Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Discharge, Sale or Purchase occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, or the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred or repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged in connection therewith, the pro forma calculations in respect thereof (including without limitation in respect of anticipated cost savings, synergies or annualized impact of buyer fee increases relating to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief Financial Officer or a Responsible Officer of the Borrower. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Hedge Agreement applicable to such Indebtedness). If any Indebtedness bears, at the option of the Borrower or a Restricted Subsidiary, a rate of interest based on a prime or similar rate, a eurocurrency interbank offered rate or other fixed or floating rate, and such Indebtedness is being given pro forma effect, the interest expense on such Indebtedness shall be calculated by applying such optional rate as the Borrower or such Restricted Subsidiary may designate. If any Indebtedness that is being given pro forma effect was Incurred under a revolving credit facility, the interest expense on such Indebtedness shall be computed based upon the average daily balance of such Indebtedness during the applicable period. Interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate determined in good faith by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP.

“Consolidated Current Assets”: at any date, all amounts from continuing operations (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date, excluding all Securitization Assets on the balance sheet on the last day of the fiscal year that are sold thereafter in the ordinary course of a Permitted Securitization.

“Consolidated Current Liabilities”: at any date, all amounts from continuing operations (other than any accrued interest related to Indebtedness) that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Borrower and its Restricted Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Loans or Swingline Loans to the extent otherwise included therein, excluding all accounts payable with respect to Securitization Assets on the balance sheet on the last day of the fiscal year that are sold thereafter in the ordinary course of a Permitted Securitization.

“Consolidated EBITDA”: for any period:

(a) Consolidated Net Income for such period plus,

(b) without duplication and to the extent reflected as a charge in arriving at such Consolidated Net Income for such period, the sum of the following amounts for such period:

(i) the aggregate amount of all provisions for all taxes (whether or not paid, estimated or accrued) based upon the income and profits of the Borrower or alternative taxes imposed as reflected in the provision for income taxes in the Borrower’s consolidated financial statements,

(ii) interest expense, amortization or write-off of debt discount and debt issuance costs, and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans),

(iii) depreciation and amortization expense,

(iv) amortization of intangibles (including goodwill) and organization costs,

(v) any extraordinary, unusual or non-recurring charges, expenses or losses (whether cash or non-cash),

(vi) non-cash compensation expenses from stock, options to purchase stock and stock appreciation rights issued to the management of the Borrower,

(vii) any other non-cash charges, non-cash expenses or non-cash losses of the Borrower or any of its Restricted Subsidiaries for such period (including deferred rent but excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period); provided, however, that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of or a reserve for cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated EBITDA in the period when such payments are made,

(viii) any impairment charges, write-off, depreciation or amortization of intangibles arising pursuant to Statement of Financial Accounting Standards No. 141 or to Statement of Financial Accounting Standards No. 142 and any other non-cash charges resulting from purchase accounting,

(ix) any reduction in revenue resulting from the purchase accounting effects of adjustments to deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower and its Restricted Subsidiaries), as a result of any acquisition consummated prior to the Restatement Effective Date or any Permitted Acquisition,

(x) any loss realized upon the sale or other disposition of any asset (including pursuant to any sale/leaseback transaction) that is not Disposed of in the ordinary course of business and any loss realized upon the sale or other disposition of any Capital Stock of any Person,

(xi) any unrealized losses in respect of Hedge Agreements,

(xii) any unrealized foreign currency translation losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person,

(xiii) the amount of any minority expense net of dividends and distributions paid to the holders of such minority interest,

(xiv) any costs, fees and expenses associated with the consolidation of the salvage operations of the Borrower and its Restricted Subsidiaries as described in the Confidential Information Memorandum,

(xv) any costs, fees and expenses associated with the cost reduction, operational restructuring and business improvement efforts of any consulting firm engaged by the Borrower or its Restricted Subsidiaries to perform such service;

(xvi) any charges, costs, fees and expenses realized upon the termination of employees and the termination or cancellation of leases, software licenses or other contracts in connection with the operational restructuring and business improvement efforts of the Borrower and its Restricted Subsidiaries; and

(xvii) Transaction Costs and any other costs, fees and expenses incurred in connection with and charges related to any Permitted Acquisition, Investments in any Wholly-Owned Subsidiary, issuances or Incurrence of Indebtedness, Dispositions, issuances of Capital Stock or refinancing transactions and modifications of instruments of Indebtedness, in each case, whether or not consummated; minus

(c) to the extent included in arriving at such Consolidated Net Income for such period, the sum of the following amounts for such period:

(i) interest income,

(ii) any extraordinary, unusual or non-recurring income or gains whether or not included as a separate item in the statement of Consolidated Net Income,

(iii) all non-cash gains on the sale or disposition of any property other than inventory sold in the ordinary course of business,

(iv) any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (b)(vii) above),

(v) any gain realized upon the sale or other disposition of any asset (including pursuant to any sale/leaseback transaction) that is not Disposed of in the ordinary course of business and any gain realized upon the sale or other disposition of any Capital Stock of any Person,

(vi) any unrealized gains in respect of Hedge Agreements, and

(vii) any unrealized foreign currency translation gains in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person, all as determined on a consolidated basis; and plus

(d) the annualized impact of buyer fee increases on any business acquired in a Permitted Acquisition.

For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”) pursuant to any determination of the Consolidated Senior Secured Leverage Ratio or the Consolidated Leverage Ratio, (i) if at any time during such Reference Period the Borrower or any Restricted Subsidiary shall have made any Material Disposition or designated any Restricted Subsidiary as an Unrestricted Subsidiary, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition or designation for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period and (ii) if during such Reference Period the Borrower or any Restricted Subsidiary shall have made a Material Acquisition or designated any Unrestricted Subsidiary as a Restricted Subsidiary, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto, as if such Material Acquisition or designation occurred on the first day of such Reference Period, and, Consolidated EBITDA may be increased by adding back any cost savings related thereto to the extent described as such in writing by the Borrower to the Administrative Agent and expected to be realized within 365 days of such Material Acquisition and all costs incurred to achieve such cost savings. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Borrower and its Restricted Subsidiaries in excess of $5,000,000; and “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Restricted Subsidiaries in excess of $5,000,000.

“Consolidated Interest Expense”: for any period, (a) the total interest expense of the Borrower and its Restricted Subsidiaries to the extent deducted in calculating Consolidated Net Income, net of any interest income of the Borrower and its Restricted Subsidiaries, including any such interest expense consisting of (i) interest expense attributable to Capital Lease Obligations, (ii) amortization of debt discount, (iii) interest in respect of Indebtedness of any other Person that has been guaranteed by the Borrower or any Restricted Subsidiary, but only to the extent that such interest is actually paid by the Borrower or any Restricted Subsidiary, (iv) non-cash interest expense, (v) the interest portion of any deferred payment obligation and (vi) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, plus (b) preferred stock dividends paid in cash in respect of Disqualified Capital Stock of the Borrower held by Persons other than the Borrower or a Restricted Subsidiary and minus (c) to the extent otherwise included in such interest expense referred to in clause (a) above, amortization or write-off of financing costs, in each case under clauses (a) through (c) as determined on a consolidated basis in accordance with GAAP; provided, that gross interest expense shall be determined after giving effect to any net payments made or received by the Borrower and its Restricted Subsidiaries with respect to interest rate Hedge Agreements.

“Consolidated Leverage Ratio”: the ratio of (a) Consolidated Total Debt on the last day of any fiscal quarter of the Borrower to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters then ended.

“Consolidated Net Income”: for any period, the consolidated net income (or loss) of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, that there shall be excluded the income (or loss) of any Person (other than a Restricted Subsidiary of the Borrower) in which the Borrower or any of its Restricted Subsidiaries has an ownership interest recorded using the equity method, except to the extent that any such income is actually received by the Borrower or such Restricted Subsidiary in the form of dividends or similar distributions.

“Consolidated Senior Secured Leverage Ratio”: the ratio of (a) Consolidated Total Debt on the last day of any fiscal quarter of the Borrower, except that portion thereof consisting of Indebtedness that is not secured by a Lien on any Property of any Group Member, to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters then ended.

“Consolidated Total Assets”: as of any date, the total assets of Borrower and the Restricted Subsidiaries, determined in accordance with GAAP, as set forth on the consolidated balance sheet of Borrower as of such date.

“Consolidated Total Debt”: at any date, (a) the aggregate amount shown or required by GAAP to be shown as a liability on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of such date in respect of all Indebtedness of the Borrower or any of its Restricted Subsidiaries then outstanding, excluding any such Indebtedness in connection with the Atlanta IRB Transaction (provided that Consolidated Total Debt shall not include Indebtedness in respect of any letter of credit or bank guaranty, except to the extent of any unreimbursed obligations in respect of any drawn letter of credit or bank guaranty), and minus (b) Unrestricted Cash; provided, that, solely for purposes of calculating Consolidated Total Debt in connection with determining the Consolidated Senior Secured Leverage Ratio for purposes of Sections 4.17 and 8.2(v), Unrestricted Cash that is the proceeds of the Incremental Loans to be Incurred under Sections 4.17 or Indebtedness Incurred pursuant to Section 8.2(v) shall not, taken together with all such other proceeds of Incremental Loans previously deducted from Consolidated Total Debt in connection with determining the Consolidated Senior Secured Leverage Ratio for purposes of Sections 4.17 and 8.2(v) in connection with the incurrence of any Incremental Loans or Incremental Commitments under Sections 4.17 or Indebtedness Incurred pursuant to Section 8.2(v), exceed $125,000,000. For the avoidance of doubt, Consolidated Total Debt shall not include any Indebtedness of a Securitization Subsidiary in connection with a Permitted Securitization.

“Consolidated Working Capital”: at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

“Continuing Directors”: the directors of the Borrower on the Restatement Effective Date and each other director of the Borrower whose nomination for election to the board of directors of the Borrower is recommended by at least a majority of the then Continuing Directors or such other director who receives the vote of the Permitted Investors in his or her election to the board of directors of the Borrower by the shareholders of the Borrower.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control Agreement”: with respect to any deposit account of the Borrower or any of its Restricted Subsidiaries, one or more control agreements which (a) is sufficient to establish the Administrative Agent’s control per Section 9-104 of the Uniform Commercial Code, (b) provides the Administrative Agent with a perfected, first priority security interest in all amounts from time to time on deposit in such deposit account, and (c) is otherwise in form and substance reasonably satisfactory to the Administrative Agent.

“Control Investment Affiliate”: as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person or a common controlling Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Credit Agreement Refinancing Indebtedness”: (a) Permitted Pari Passu Refinancing Debt, (b) Permitted Junior Refinancing Debt, (c) Permitted Unsecured Refinancing Debt and (d) Indebtedness Incurred or Refinancing Revolving Commitments obtained pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Term Loans, Incremental Loans, Refinancing Term Loans, Refinancing Revolving Loans, outstanding Revolving Loans or (in the case of Refinancing Revolving Commitments obtained pursuant to a Refinancing Amendment) Revolving Commitments, Incremental Revolving Commitments or the Refinancing Revolving Commitments hereunder (including any successive Credit Agreement Refinancing Indebtedness) (“Refinanced Debt”); provided, that (i) such extending, renewing or refinancing Indebtedness (including, if such Indebtedness includes any Refinancing Revolving Commitments, the unused portion of such Refinancing Revolving Commitments) is in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Debt (and, in the case of Refinanced Debt consisting, in whole or in part, of unused Revolving Commitments or Refinancing Revolving Commitments, the amount thereof), plus accrued and unpaid interest capitalized, any premium or other reasonable amount paid, and fees and expenses reasonably incurred in connection therewith, (ii) such Indebtedness has a later maturity and a Weighted Average Life to Maturity equal to or greater than the Refinanced Debt, (iii) such Refinanced Debt shall be repaid, defeased or satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, Incurred or obtained; provided, that to the extent that such Refinanced Debt consists, in whole or in part, of Revolving Commitments or Refinancing Revolving Commitments (or Revolving Loans, Refinancing Revolving Loans or Swingline Loans Incurred pursuant to any Revolving Commitments or Refinancing Revolving Commitments), such Revolving Commitments or Refinancing Revolving Commitments, as applicable, shall be terminated, and all accrued fees in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, Incurred or obtained and (iv) such Indebtedness will have terms and conditions (other than pricing and optional prepayment terms) that are substantially identical to (or in the case of Refinancing Notes are on market terms or are substantially identical to), or (taken as a whole) are no more favorable to the investors providing such Credit Agreement Refinancing Indebtedness than, the Refinanced Debt (except for covenants or other provisions applicable only to the period after the Latest Maturity Date).

“Credit Facilities”: to the extent specified by the Borrower by notice to the Administrative Agent, one or more other debt facilities or commercial paper facilities, in each case, with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Default”: any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Defaulting Lender”: any Lender, as determined by the Administrative Agent in its reasonable discretion, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, any Issuing Lender, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements generally in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Discharge”: as defined in the definition of “Consolidated Coverage Ratio”.

“Disposition”: with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Disqualified Capital Stock”: any Capital Stock which, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case of clauses (a) through (d) above, prior to the date that is ninety-one (91) days after the later of the Revolving Termination Date and the date final payment is due on the Term Loans.

“Dollars” and “$” dollars: denote the lawful currency of the United States of America.

“Domestic Subsidiary”: any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

“Earnout Obligation”: an obligation to pay the seller in an acquisition a future payment that is contingent upon the financial performance of the business acquired in such acquisition exceeding a specified benchmark level and that becomes payable when such excess financial performance is achieved.

“Environmental Laws”: any and all applicable foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability concerning protection or preservation of the environment and natural resources, including those relating to the generation, use storage, transportation, disposal, release, or threatened release of, or exposure to, Materials of Environmental Concern.

“Environmental Permits”: any and all permits, licenses, approvals, registrations, exemptions and other authorizations issued by any Governmental Authority under any Environmental Law.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and any successor thereto.

“Eurodollar Loans”: Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

“Eurodollar Rate”: with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the Eurodollar Base Rate for such Interest Period multiplied by the Statutory Reserve Rate, provided, that in the case of the Tranche B-2 Term Loans, “Eurodollar Rate” shall mean an interest rate per annum equal to the greater of the (x) Eurodollar Base Rate for such Interest Period multiplied by the Statutory Reserve Rate and (y) 0.75% per annum. The Eurodollar Rate for any Eurodollar Loan that includes the Statutory Reserve Rate as a component of the calculation will be adjusted automatically with respect to all such Eurodollar Loan then outstanding as of the effective date of any change in the Statutory Reserve Rate.

“Eurodollar Base Rate”: with respect to any Eurodollar Loans for any applicable Interest Period and at all times subject to Section 4.5 hereof, the LIBOR Screen Rate as of 11:00 a.m. London time on the Quotation Day for such currency and Interest Period; provided, that, if a LIBOR Screen Rate shall not be available at the applicable time for the applicable Interest Period, then the Eurodollar Base Rate for such currency and Interest Period shall be the Interpolated Rate; provided, further, that if the LIBOR Screen Rate shall not be available for such Interest Period with respect to such Eurodollar Loan for any reason and the Administrative Agent shall determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the applicable Eurodollar Base Rate shall be the Reference Bank Rate for such Interest Period for such Eurodollar Loan.

“Eurodollar Tranche”: the collective reference to Eurodollar Loans under a particular Facility for which the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

“Event of Default”: any of the events specified in Section 9, provided, that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Excess Cash Flow”: for any fiscal year of the Borrower, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, (iv) the aggregate net amount of non-cash losses by the Borrower and its Restricted Subsidiaries during such fiscal year, to the extent deducted in arriving at such Consolidated Net Income, and (v) all Reserved Funds that were not expended in such fiscal year for the purposes for which they were reserved in the immediately preceding fiscal year over (b) the sum, without duplication, of (i) the aggregate amount actually paid by the Borrower and its Restricted Subsidiaries in cash during such fiscal year on account of Capital Expenditures, Investments and Permitted Acquisitions (except from amounts designated as Reserved Funds in the preceding fiscal year, from Indebtedness Incurred and equity contributions received or from any Reinvestment Deferred Amount), (ii) the aggregate amount of all regularly scheduled and voluntary principal payments of Funded Debt (excluding the Term Loans) of the Borrower and its Restricted Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), except to the extent such Funded Debt is being refinanced with other Funded Debt, (iii) scheduled payments of the Term Loans, the Incremental Loans made pursuant to Incremental Term Loan Commitments and the Refinancing Term Loans made during such fiscal year, (iv) increases in Consolidated Working Capital for such fiscal year, (v) the aggregate net amount of non-cash gains, non-cash income and non-cash credits accrued by the Borrower and its Restricted Subsidiaries during such fiscal year, to the extent included in arriving at such Consolidated Net Income, (vi) all amounts designated as Reserved Funds in such fiscal year and (vii) Restricted Payments made in cash pursuant to Section 8.6 that are financed with internally generated cash flows.

“Exchange Act”: the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchanging Lenders”: as defined in the Amendment and Restatement Agreement.

“Exchanging Term Lenders”: as defined in the Amendment and Restatement Agreement.

“Excluded Indebtedness”: all Indebtedness permitted by Section 8.2 (except the net cash proceeds of any Permitted Pari Passu Refinancing Debt, any Permitted Junior Refinancing Debt, or any other Credit Agreement Refinancing Indebtedness).

“Excluded Subsidiaries”: (a) ADESA Mexico, LLC, an Indiana limited liability company, Axle Holdings Acquisition Company, LLC, a Delaware limited liability company, CarBuyCo, LLC, a North Carolina limited liability company, and Auto Portfolio Services, LLC, an Indiana limited liability company, only for as long as it has assets having an aggregate value of less than $1,000,000 and no Indebtedness and (b) any Unrestricted Subsidiary.

“Excluded Redemption Obligation”: an obligation (i) to purchase, redeem, retire or otherwise acquire for value any Capital Stock that is not, and cannot in any contingency become required to be purchased, redeemed, retired or otherwise acquired prior to the 91st day after the later of the Latest Maturity Date or (ii) an obligation of the Borrower to purchase, redeem, retire or otherwise acquire for value any Capital Stock of the Borrower or any Parent from present or former officers, directors or employees of any Group Member upon the death, disability, retirement or termination of employment or service of such officer, director or employee, or otherwise under any stock option or employee stock ownership plan approved by the board of directors of the Borrower or any Parent.

“Excluded Taxes”: as defined in Section 4.10(a).

“Executive Order”: as defined in Section 5.22(c)(i).

“Existing Credit Agreement”: as defined in the Recitals hereto.

“Existing Indebtedness”: Indebtedness and other obligations outstanding under the Existing Credit Agreement.

“Existing Letter of Credit”: any “Letter of Credit” issued or renewed under the Existing Credit Agreement and scheduled in Schedule 1.1(c).

“Existing Revolving Commitment”: as defined in the Amendment and Restatement Agreement.

“Existing Revolving Lenders”: as defined in the Amendment and Restatement Agreement.

“Existing Securitization”: the securitizations pursuant to (i) the Fourth Amended and Restated Receivables Purchase Agreement, dated April 26, 2011, among AFC Funding Corporation, as seller, AFC - US, as servicer, Fairway Finance Company, LLC, Monterey Funding LLC, Salisbury Receivables Company LLC and such other entities as may become purchasers, BMO Capital Markets Corp., as initial agent, and the other parties thereto and (ii) the Receivables Purchase Agreement, dated February 8, 2010, among Automotive Finance Canada, Inc., as seller and initial servicer, the Borrower, as Performance Guarantor, and BNY Trust Company of Canada, as trustee of Precision Trust.

“Existing Term Lenders”: each Term Lender under and as defined in the Existing Credit Agreement.

“Existing Term Loans”: as defined in the Amendment and Restatement Agreement.

“Extended Loans”: as defined in Section 4.18(a).

“Extended Tranche”: as defined in Section 4.18(a).

“Extending Lender”: as defined in Section 4.18(b).

“Extending Term Lender”: as defined in the Amendment and Restatement Agreement.

“Extending Revolving Lender”: as defined in Section 4.18(b).

“Extension Amendment”: as defined in Section 4.18(c).

“Extension Date”: as defined in Section 4.18(d).

“Extension Election”: as defined in Section 4.18(b).

“Extension Request”: as defined in Section 4.18(a).

“Facility”: each of (a) (x) the Tranche B-1 Term Loans (“Tranche B-1 Term Facility”) and (y) the Tranche B-2 Term Loans (“Tranche B-2 Term Facility” and together with the Tranche B-1 Term Facility, the “Term Facilities”) and (b) the Revolving Commitments and the extensions of credit made thereunder (the “Revolving Facility”, together with the Term Facilities, the “Facilities”).

“FATCA”: Sections 1471 through 1474 of the Code, effective as of the date hereof (and any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations promulgated thereunder or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“First Tier Foreign Subsidiary”: each Foreign Subsidiary with respect to which any one or more of Borrower and the domestic Restricted Subsidiaries directly owns or controls all of such Foreign Subsidiary’s issued and outstanding Capital Stock.

“Fixed Incremental Amount”: $300,000,000.

“Fixed Restricted Payment Basket Amount”: $150,000,000 in each fiscal year.

“Foreign Subsidiary”: any Subsidiary of the Borrower that is not a Domestic Subsidiary or that is a Foreign Subsidiary Holdco.

“Foreign Subsidiary Holdco”: any Domestic Subsidiary that (a) has no material assets other than securities of one or more Foreign Subsidiaries and other assets relating to the ownership interest in any such securities and (b) has no Guarantee Obligations in respect of any Indebtedness of the Borrower or any Domestic Subsidiary.

“Former Properties”: as defined in Section 5.17(d).

“Funded Debt”: as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

“Funding Office”: the office of the Administrative Agent specified in Section 11.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

“GAAP”: generally accepted accounting principles in the United States as in effect from time to time except that for purposes of Section 8.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 5.1. In the event that any Accounting Change (as defined below) shall occur and such change would otherwise result in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such

Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Group Members”: the collective reference to the Borrower and its Restricted Subsidiaries.

“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation which (in the case of either clause (a) or clause (b)), guarantees or has the effect of guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any such obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Hedge Agreements”: any interest rate protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Impacted Interest Period”: means, with respect to a LIBOR Screen Rate, an Interest Period which shall not be available at the applicable time.

“Incremental Commitment Agreement”: an agreement delivered by an Incremental Lender, in form and substance reasonably satisfactory to the Administrative Agent and accepted by the Loan Parties, by which an Incremental Lender confirms its Incremental Commitment in accordance with the terms of Section 4.17.

“Incremental Commitments”: as defined in Section 4.17(a).

“Incremental Lender”: a Lender, Approved Fund or other Person that provides an Incremental Commitment.

“Incremental Loans”: as defined in Section 4.17(c).

“Incremental Revolving Commitments”: as defined in Section 4.17(a).

“Incremental Revolving Facility”: as defined in Section 4.17(a).

“Incremental Revolving Facility Lender” means, with respect to any Incremental Revolving Facility, each Revolving Lender providing any portion of such Incremental Revolving Facility.

“Incremental Term Facility”: as defined in Section 4.17(a).

“Incremental Term Loan Commitments”: as defined in Section 4.17(a).

“Incur”: issue, assume, enter into any Guarantee Obligation in respect of, incur or otherwise become liable for; and the terms “Incurs,” “Incurred” and “Incurrence” shall have a correlative meaning; provided, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary of the Borrower (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary. The accrual of interest or dividends, the accretion of accreted value, the accretion of amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness will not be deemed to be an Incurrence of Indebtedness. Any Indebtedness issued at a discount (including Indebtedness on which interest is payable through the issuance of additional Indebtedness) shall be deemed Incurred at the time of original issuance of the Indebtedness at the initial accreted amount thereof.

“Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables Incurred in the ordinary course of such Person’s business and Earnout Obligations), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit or similar arrangements, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, except an Excluded Redemption Obligation, (h) all Guarantee Obligations of such Person in respect of obligations of others of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; provided, that the amount of such Indebtedness shall be limited to the lesser of such obligation and the value of the property subject to such Lien if such Person has not assumed or become liable for the payment of such obligation, (j) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of Disqualified Capital Stock of such Person, and (k) for the purposes of Sections 8.2 and 9(e) only, all obligations of such Person in respect of Hedge

Agreements, but in each case in the above clauses excluding obligations under operating leases and obligations under employment contracts entered into in the ordinary course of business. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Indemnified Liabilities”: as defined in Section 11.5.

“Indemnitee”: as defined in Section 11.5.

“Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvent”: pertaining to a condition of Insolvency.

“Intellectual Property”: the collective reference to all rights and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses and technology, know-how, trade secrets and proprietary information of any type, domain names and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intellectual Property Security Agreement”: the Intellectual Property Security Agreement to be executed and delivered by each applicable Loan Party in accordance with Section 5.9 of the Amended and Restated Guarantee and Collateral Agreement.

“Intercreditor Agreement”: an intercreditor agreement substantially in the form of Exhibit K-1 hereto or such other form that is reasonably acceptable to the Administrative Agent.

“Interest Payment Date”: (a) as to any Base Rate Loan (other than any Swingline Loan), the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period, (d) as to any Loan (other than any Revolving Loan that is a Base Rate Loan and any Swingline Loan), the date of any repayment or prepayment made in respect thereof and (e) as to any Swingline Loan, the day that such Loan is required to be repaid.

“Interest Period”: as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six or, if available to all Lenders under the relevant Facility, twelve months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, three or six or, if available to all Lenders under the relevant Facility, twelve months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent no later than 1:00 p.m., New York City time, on the date that is three Business Days prior to the last day of the then current Interest Period with respect thereto; provided, that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(ii) the Borrower may not select an Interest Period under a particular Facility that would extend beyond the Revolving Termination Date or beyond the date final payment is due on the Term Loans, as applicable;

(iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

(iv) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

“Interpolated Rate”: at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBOR Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate (for the longest period for which the LIBOR Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available) that exceeds the Impacted Interest Period, in each case, as of 11:00 a.m. London time on the Quotation Day for such Interest Period. When determining the rate for a period which is less than the shortest period for which the LIBOR Screen Rate is available, the LIBOR Screen Rate for purposes of paragraph (a) above shall be deemed to be the overnight screen rate where “overnight screen rate” means, the overnight rate for such currency determined by the Administrative Agent from such service as the Administrative Agent may select.

“Investments”: as defined in Section 8.7.

“Issuing Lender”: as the context may require, (a) JPMorgan Chase Bank, N.A., acting through any of its Affiliates or branches, in its capacity as the issuer of Letters of Credit hereunder, (b) with respect to each Existing Letter of Credit, the Lender that issued such Existing Letter of Credit, and (c) any other Lender that may become an Issuing Lender pursuant to Section 3.7(c), with respect to Letters of Credit issued by such Lender. Each Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of such Issuing Lender, in which case the term “Issuing Lender” shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate or branch.

“Joint Bookrunner”: each of J.P. Morgan Securities LLC, Barclays Bank PLC, Fifth Third Bank, Goldman Sachs Lending Partners LLC, Deutsche Bank Securities Inc. and CS Securities (USA) LLC, each in its capacity as a joint bookrunner of the Facilities hereunder.

“Junior Debt”: as defined in Section 8.8.

“Latest Maturity Date”: as of any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Loan, any Refinancing Term Loan, any Refinancing Revolving Loan or any Refinancing Revolving Commitment, in each case as extended in accordance with this Agreement from time to time.

“L/C Fee Payment Date”: the last day of each March, June, September and December and the last day of the Revolving Commitment Period.

“L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.11. The L/C Obligations as to any Revolving Lender shall be such Lender’s Revolving Percentage of the L/C Obligations then outstanding.

“L/C Participants”: the collective reference to all the Revolving Lenders other than the Issuing Lenders.

“L/C Subcommitment Amount”: $75,000,000.

“Lead Arranger”: J.P. Morgan Securities LLC in its capacity as sole Lead Arranger of the Facilities hereunder.

“Leasehold Cost Overruns”: cost funded by the Borrower or one of its Restricted Subsidiaries in connection with leasehold improvements financed by a lessor of any premises leased by the Borrower or one of its Restricted Subsidiaries.

“Lender Vote/Directive”: as defined in Section 11.21.

“Lender Consent”: as defined in the Amendment and Restatement Agreement.

“Lenders”: as defined in the preamble hereto (including for the avoidance of doubt, the New Term Lenders and any Issuing Lender); provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

“Letters of Credit”: as defined in Section 3.7(a).

“LIBOR Screen Rate”: the London interbank offered rate administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion; provided, that, if any LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Lien”: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Loan”: any loan made by any Lender pursuant to this Agreement, including, for the avoidance of doubt, any reference to Tranche B-1 Term Loans and Tranche B-2 Term Loans after giving effect to the Restatement Effective Date Transactions.

“Loan Documents”: this Agreement, the Amendment and Restatement Agreement, the Security Documents, the Notes, each other agreement and each other material certificate or document executed by any Group Member and delivered to any Agent or any Lender pursuant to this Agreement or any Security Document.

“Loan Parties”: each Group Member that is a party to a Loan Document.

“Majority Facility Lenders”: with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Tranche B-1 Term Facility, Tranche B-2 Term Facility or the Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Facility, prior to any termination of the Revolving Commitments, the holders of more than 50% of the Total Revolving Commitments). The Loans and Commitments of any Defaulting Lender shall be disregarded in determining Majority Facility Lenders with respect to any Facility at any time. The Loans and Commitments of any Affiliated Lender shall, for purposes of this definition, be subject to Section 11.21.

“Management Advances”: promissory notes issued on an unsecured basis by the Borrower to a Management Investor in accordance with the Management Stock Agreements to fund all or a portion of the purchase price paid in connection with the repurchase by the Borrower of its Capital Stock from such Management Investor, if such repurchase is occasioned by the death, disability, or retirement of such Management Investor.

“Management Investors”: present or former officers, employees or directors of a Group Member who beneficially own outstanding capital stock of the Borrower.

“Management Stock Agreements”: any subscription agreement or stockholders agreement between the Borrower and any Management Investor.

“Material Adverse Effect”: a material adverse effect on (a) the business, assets, property, financial condition or results of operations of the Group Members, taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

“Material Domestic Subsidiary”: each Domestic Subsidiary (i) which, as of the most recent fiscal quarter of the Borrower, for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 7.1, contributed greater than two and a half percent (2.5%) of the Borrower’s Consolidated EBITDA for such period or (ii) which contributed greater than two and a half percent (2.5%) of the Borrower’s Consolidated Total Assets as of such date.

“Material Foreign Subsidiary”: each Foreign Subsidiary (i) which, as of the most recent fiscal quarter of the Borrower, for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 7.1, contributed greater than two and a half percent (2.5%) of the Borrower’s Consolidated EBITDA for such period or (ii) which contributed greater than two and a half percent (2.5%) of the Borrower’s Consolidated Total Assets as of such date.

“Material Subsidiary”: each Material Domestic Subsidiary and each Material Foreign Subsidiary.

“Materials of Environmental Concern”: any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any substances, materials or wastes, defined, listed or regulated as hazardous or toxic under any Environmental Law, including polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances that are regulated pursuant to or could give rise to liability under any Environmental Law.

“Modification”: a mortgage modification or new Mortgage in proper form for recording in the relevant jurisdiction and in a form reasonably satisfactory to the Administrative Agent.

“Mortgaged Properties”: the owned real properties listed on Schedule 1.1(a), as to which the Administrative Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to the Mortgages.

“Mortgages”: each of the mortgages, deeds to secure debts and deeds of trust made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit D (with such changes thereto as (a) shall be advisable under the law of the jurisdiction in which such mortgage, deed to secure debt or deed of trust is to be recorded and (b) do not have a significant adverse economic effect on any Loan Party), as amended, restated, modified, supplemented or extended from time to time.

“Multiemployer Plan”: a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”: (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or by the Disposition of any non-cash consideration received in connection therewith or otherwise, but only as and when received, and Cash Equivalents at their maturity) of such Asset Sale or Recovery Event, net of attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other reasonable fees and expenses actually incurred in connection therewith and net of taxes paid, payable or reasonably estimated to be payable as a result thereof and (b) in connection with any issuance or sale of Capital Stock or any Incurrence of Indebtedness, the cash proceeds received from such issuance or Incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other reasonable fees and expenses actually incurred in connection therewith; provided, that amounts provided as a reserve, in accordance with GAAP, against any liability under any indemnification obligations or purchase price adjustment associated with any of the foregoing shall not constitute Net Cash Proceeds except to the extent and at the time any such amounts are released from such reserve.

“New Term Lenders”: as defined in the Amendment and Restatement Agreement.

“New Term Loans”: as defined in the Amendment and Restatement Agreement.

“Non-Defaulting Lender”: any Lender other than a Defaulting Lender.

“Non-Excluded Taxes”: as defined in Section 4.10(a).

“Non-Extending Lender”: as defined in Section 4.18(d).

“Non-public Information”: information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD of the Securities Act 1933, as amended.

“Non-U.S. Lender”: as defined in Section 4.10(d).

“Notes”: the collective reference to any promissory note evidencing Loans.

“Obligations”: the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to any Agent or to any Lender (or, in the case of Specified Hedge Agreements or Specified Cash Management Arrangements, any Qualified Counterparty), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter Incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement, any Specified Cash Management Arrangements or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses, overdraft charges (including all reasonable fees, charges and disbursements of counsel to any Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided, that (i) obligations of the Borrower or any Restricted Subsidiary under any Specified Hedge Agreement or Specified Cash Management Arrangement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or the Borrower or the Subsidiary Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements or Specified Cash Management Arrangements.

“OID”: as defined in Section 4.17(c).

“Organizational Documents”: as to any Person, its certificate or articles of incorporation and by-laws if a corporation, its partnership agreement if a partnership, its limited liability company agreement if a limited liability company, or other organizational or governing documents of such Person.

“Other Representatives”: the Lead Arranger and the Joint Bookrunners.

“Other Taxes”: any and all present or future stamp or documentary taxes or any other excise taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Parent”: KAR Holdings II, LLC, a Delaware limited liability company or any other Person of which the Borrower at any time is or becomes a Subsidiary after the Restatement Effective Date.

“Pari Debt Intercreditor Agreement”: an intercreditor agreement substantially in the form of Exhibit K-2 hereto or such other form that is reasonably acceptable to the Administrative Agent.

“Participant”: as defined in Section 11.6(c).

“Participant Register”: as defined in Section 11.6(c)(iii).

“Patriot Act”: as defined in Section 11.18.

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Permitted Acquisition”: any acquisition by purchase or otherwise of all or substantially all of the business, assets or Capital Stock (other than directors’ qualifying shares) of any Person or a business unit of a Person so long as (a) no Event of Default has occurred and is continuing at the time such acquisition is made and no Event of Default would result from the completion of such acquisition, (b) on a pro forma basis after giving effect to such acquisition, all related transactions (including the Incurrence and use of proceeds of all Indebtedness Incurred in connection therewith) and all other acquisitions and dispositions and related transactions at any time completed as if completed on the first day of the twelve month period ending on the most recent Test Date, (i) the Borrower would have been in compliance with Section 8.1 on the Test Date (assuming compliance with Section 8.1, as originally in effect or amended in accordance with the date hereof, was required on the Test Date) and (ii) the Consolidated Leverage Ratio on the Test Date would not have exceeded 6.0 to 1.0 and (c) if the aggregate consideration for such acquisition is more than $25,000,000, the Borrower delivers to the Administrative Agent a certificate of a Responsible Officer demonstrating in reasonable detail that the pro forma tests in clause (b) above are satisfied.

“Permitted Encumbrances”: has the meaning specified in the Mortgages.

“Permitted Exchange”: an exchange of real property of the Borrower or any Restricted Subsidiary (other than Equity Interests or other Investments) which qualifies as a like kind exchange pursuant to and in compliance with Section 1031 of the Code or any other substantially concurrent exchange of real property by the Borrower or any Restricted Subsidiary (other than Equity Interests or other Investments) for real property (other than Equity Interests or other Investments) of another person; provided that (a) such real property is useful to the business of Borrower or such Restricted Subsidiary, (b) Borrower or such Restricted Subsidiary shall receive reasonably equivalent value for such real property and (c) such assets will be received by the Borrower or such Subsidiary substantially concurrently with its delivery of assets to be exchanged.

“Permitted Foreign Entities”: any First Tier Foreign Subsidiary which is a Restricted Subsidiary.

“Permitted Foreign Investment”: an Investment made by the Borrower or another Loan Party to any Permitted Foreign Entity or any other Wholly-Owned Foreign Subsidiary after the Restatement Effective Date that satisfies the following requirements: (a) the proceeds of such Investment are used by such Permitted Foreign Entity or Wholly-Owned Foreign Subsidiary, as applicable, solely to directly, or indirectly through any Foreign Subsidiary of such Permitted Foreign Entity or Wholly-Owned Foreign Subsidiary, finance a Permitted Acquisition, (b) (x) in the case of any such Investment made to a Permitted Foreign Entity, no less than 75% of the aggregate principal amount of such Investment is made in the form of a loan by such Loan Party to the Permitted Foreign Entity and (y) in the case of any such Investment made to any other Wholly-Owned Foreign Subsidiary, 100% of the aggregate principal amount of such Investment is made in the form of a loan by such Loan Party to such other Wholly Owned Foreign Subsidiary, (c) if the Permitted Acquisition will be made by a Foreign Subsidiary of such Permitted Foreign Entity or Wholly-Owned Foreign Subsidiary, as applicable, no less than (x) in the case of any such Investment made by a Permitted Foreign Entity, 75% of the aggregate principal amount of the Investment made in such Foreign Subsidiary (or subsequent Foreign Subsidiaries thereof) with the proceeds of the original Investment made to the Permitted Foreign Entity shall be made in the form of a loan and (y) in the case of any such Investment made by any other Wholly-Owned Foreign Subsidiary,

100% of the aggregate principal amount of the Investment made in such Foreign Subsidiary (or subsequent Foreign Subsidiaries thereof) with the proceeds of the original Investment made to the Wholly-Owned Foreign Subsidiary shall be made in the form of a loan, in each case unless the making of such Investment in the form of a loan (in whole or in part) would reasonably be expected to result in additional material tax liability to the Borrower or any Restricted Subsidiary, (d) any such loan required by clause (b) or (c) is evidenced by a promissory note or notes of such Permitted Foreign Entity or Wholly Owned Foreign Subsidiary and, if applicable, its Foreign Subsidiary, (e) any such promissory note evidencing any such Indebtedness owed to a Loan Party is delivered and pledged to the Administrative Agent pursuant to the applicable Security Document, and (f) any such promissory note of any Foreign Subsidiary shall include restrictions on the pledge of such promissory note to any third party reasonably satisfactory to the Administrative Agent.

“Permitted Investors”: collectively, any Management Investors and all of their respective Permitted Transferees.

“Permitted Junior Refinancing Debt”: secured Indebtedness Incurred by the Borrower in the form of one or more series of second lien secured notes; provided, that (i) such Indebtedness is secured by the Collateral on a second lien, subordinated basis to the Obligations hereunder and the obligations in respect of any Permitted Pari Passu Refinancing Debt and is not secured by any property or assets of the Borrower or any Restricted Subsidiary of the Borrower other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans, Incremental Loans, Refinancing Term Loans, outstanding Revolving Loans or outstanding Refinancing Revolving Loans, (iii) such Indebtedness does not mature or have scheduled amortization or payments of principal prior to the date that is the Latest Maturity Date at the time such Indebtedness is Incurred, (iv) the security agreements relating to such Indebtedness are substantially the same as the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (v) such Indebtedness is not guaranteed by any Restricted Subsidiaries other than the Subsidiary Guarantors, and (vi) a Senior Representative validly acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement or, if an Intercreditor Agreement has previously been entered into in connection with any other Permitted Pari Passu Refinancing Debt, execute a joinder to the then existing Intercreditor Agreement in substantially the form provided in the Intercreditor Agreement. Permitted Junior Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Liens”: any Liens permitted by Section 8.3.

“Permitted Pari Passu Refinancing Debt”: any secured Indebtedness Incurred by the Borrower in the form of one or more series of senior secured notes; provided, that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations hereunder and is not secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans, Incremental Loans, Refinancing Term Loans, outstanding Revolving Loans or outstanding Refinancing Revolving Loans, (iii) such Indebtedness does not mature or have scheduled amortization or payments of principal prior to the date that is the Latest Maturity Date at the time such Indebtedness is Incurred, (iv) the security agreements relating to such Indebtedness are substantially the same as the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (v) such Indebtedness is not guaranteed by any Restricted Subsidiaries other than the Subsidiary Guarantors and (vi) a Senior Representative validly acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement or, if an Intercreditor Agreement has previously been entered into in connection with any other Permitted Pari Passu Refinancing Debt, execute a joinder to the then existing Intercreditor Agreement in substantially the form provided in the Intercreditor Agreement. Permitted Pari Passu Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Refinancing”: with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided, that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended and (c) if the Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole.

“Permitted Securitization”: the Existing Securitization or any other Securitization that complies with the following criteria: (a) the cash portion of the initial purchase price paid by the Securitization Subsidiary at closing for the Securitization Assets is at least 70% of the book value of the Securitization Assets at such time and (b) the Seller’s Retained Interest and all proceeds thereof shall constitute Collateral hereunder if the seller is a Loan Party and in such event all necessary steps to perfect a security interest in such Seller’s Retained Interest by the Administrative Agent are taken by the Group Members.

“Permitted Transferees”: in the case of any Management Investors, (i) his or her heirs, executors, administrators, testamentary trustees, legatees or beneficiaries, (ii) his or her spouse, parents, siblings, members of his or her immediate family (including adopted children) or direct lineal descendants or (iii) a trust, the beneficiaries of which, or a corporation or partnership, the stockholders or partners of which, include only the Management Investor, as the case may be, and his or her spouse, parents, siblings, members of his or her immediate family (including adopted children) and/or direct lineal descendants.

“Permitted Unsecured Refinancing Debt”: unsecured Indebtedness Incurred by the Borrower or any Subsidiary Guarantor in the form of one or more series of senior or subordinated unsecured notes or loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans, Incremental Loans, Refinancing Term Loans, outstanding Revolving Loans or outstanding Refinancing Revolving Loans, (ii) such Indebtedness does not mature or have scheduled amortization or payments of principal prior to the date that is the Latest Maturity Date at the time such Indebtedness is Incurred, (iii) such Indebtedness is not guaranteed by any Restricted Subsidiaries other than the Subsidiary Guarantors and (iv) such Indebtedness is not secured by any Lien on any property or assets of Borrower or any Restricted Subsidiary. Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”: at a particular time, any employee pension benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform”: as defined in Section 7.2(f).

“Pledged Notes”: as defined in the Amended and Restated Guarantee and Collateral Agreement.

“Pledged Stock”: as defined in the Amended and Restated Guarantee and Collateral Agreement.

“Pricing Grid”: (a) with respect to Revolving Loans and Swingline Loans:

Category	Consolidated Senior Secured Leverage Ratio	Applicable Margin for Base Rate Revolving Loans and Swingline Loans	Applicable Margin for Eurodollar Rate Revolving Loans
1	≥ 2.75:1.00	1.25%	2.25%
2	< 2.75:1.00	1.00%	2.00%

(b) with respect to the Tranche B-1 Term Loans, the Applicable Margin for Eurodollar Rate Term Loans shall be 2.50% and the Applicable Margin for Base Rate Term Loans shall be 1.50%.

(c) with respect to the Tranche B-2 Term Loans:

Category	Consolidated Leverage Ratio	Applicable Margin for Base Rate Revolving Loans and Swingline Loans	Applicable Margin for Eurodollar Rate Revolving Loans
1	≥ 2.50:1.00	1.75%	2.75%
2	< 2.50:1.00	1.50%	2.50%

(d) the Commitment Fee Rate will be determined as set forth in the definition of “Commitment Fee Rate”, by reference to the following:

Category	Consolidated Senior Secured Leverage Ratio	Commitment Fee Rate
1	≥ 2.75:1.00	0.40%
2	< 2.75:1.00	0.35%

“Projections”: as defined in Section 7.2(b).

“Properties”: as defined in Section 5.17(a).

“Property”: any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Capital Stock.

“PTO”: as defined in Section 5.19(c).

“Qualified Counterparty”: with respect to any Specified Hedge Agreement or Specified Cash Management Arrangement, any counterparty thereto that, (i) at or before the time such Specified Hedge Agreement or Specified Cash Management Arrangement was entered into or (ii) on the Restatement Effective Date, was a Lender or Agent or an affiliate of a Lender.

“Quotation Day”: with respect to any Eurodollar Loan for any Interest Period, two Business Days prior to the commencement of such Interest period the Business Day (unless, in each case, market practice differs in the relevant market where the Eurodollar Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days).

“Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Group Member, other than (x) any such settlement or payment arising by reason of any loss of revenues or interruption of business or operations caused thereby and (y) any such settlement or payment constituting reimbursement or compensation for amounts previously paid by any Group Member in respect of the theft, loss, destruction, damage or other similar event relating to any such claim or proceeding.

“Reference Banks”: in relation to the Eurodollar Rate, the principal London offices of up to 3 certain financial institutions to be mutually agreed by the Administrative Agent and the Borrower.

“Reference Bank Rate”: the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of 11:00 a.m. London time on the Quotation Day for Loans in Dollars and the applicable Interest Period; provided, that, if any Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Refinanced Debt”: as defined in the definition of “Credit Agreement Refinancing Indebtedness.”

“Refinancing Amendment”: an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being Incurred pursuant thereto, in accordance with Section 4.19.

“Refinancing Revolving Commitments”: one or more tranches of revolving credit commitments hereunder that result from a Refinancing Amendment.

“Refinancing Revolving Loans”: the Revolving Loans made pursuant to any Refinancing Revolving Commitment.

“Refinancing Term Commitments”: one or more Tranches of term loans hereunder that result from a Refinancing Amendment.

“Refinancing Term Loans”: one or more Tranches of Term Loans that result from a Refinancing Amendment.

“Register”: as defined in Section 11.6(b).

“Registered Equivalent Notes”: with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same Guarantee Obligation) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Regulation T”: Regulation T of the Board as in effect from time to time.

“Regulation U”: Regulation U of the Board as in effect from time to time.

“Regulation X”: Regulation X of the Board as in effect from time to time.

“Reimbursement Obligation”: the obligation of the Borrower to reimburse each Issuing Lender pursuant to Section 3.11 for amounts drawn under Letters of Credit.

“Reinvestment Deferred Amount”: with respect to any Reinvestment Event, an amount equal to the aggregate Net Cash Proceeds received by any Group Member in connection therewith that are not applied to prepay the Term Loans or reduce the Revolving Commitments pursuant to Section 4.2 as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event”: any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

“Reinvestment Notice”: a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Restricted Subsidiary) intends to use an amount equal to all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire, improve or repair fixed or capital assets useful in its business, or to complete a Permitted Acquisition.

“Reinvestment Prepayment Amount”: with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire, improve or repair fixed or capital assets useful in the Borrower’s business, to acquire a brand or trademark and related assets or to complete a Permitted Acquisition.

“Reinvestment Prepayment Date”: with respect to any Reinvestment Event the date occurring eighteen months after the receipt by the Borrower of proceeds relating to such Reinvestment Event (or the 180th day thereafter if the Borrower or any of its Restricted Subsidiaries has entered into a legally binding commitment to apply such proceeds in accordance with the applicable Reinvestment Notice).

“Related Persons”: with respect to any specified Person, such Person’s Affiliates and the respective officers, directors, employees, attorneys, agents and advisors of such Person and such Person’s Affiliates.

“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Reportable Event”: any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043.

“Repricing Transaction”: as defined in Section 4.1(c).

“Required Lenders”: at any time, the holders of more than 50% of the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Revolving Extensions of Credit then outstanding. The Loans and Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. The Loans and Commitments of any Affiliated Lender shall, for purposes of this definition, be subject to Section 11.21.

“Requirement of Law”: as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserved Funds”: for any fiscal year of the Borrower, amounts committed to be paid but not expended in such fiscal year on account of Capital Expenditures, Investments and Permitted Acquisitions if the Borrower or any of its Restricted Subsidiaries has entered into a legally binding commitment to complete such project within 180 days following such fiscal year.

“Responsible Officer”: the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

“Restatement Effective Date”: March 11, 2014.

“Restatement Effective Date Transactions”: as defined in the recitals hereto.

“Restricted Payments”: as defined in Section 8.6.

“Restricted Subsidiary”: any Subsidiary of the Borrower other than an Unrestricted Subsidiary. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, that immediately prior and immediately after giving effect to such designation (x) the Borrower is on a pro forma basis after giving effect to such designation and all related transactions at any time completed as if completed on the first day of the twelve month period ending on the most recent Test Date, the Borrower would have been in compliance with Section 8.1 on the Test Date (assuming compliance with Section 8.1, as originally in effect or amended in accordance with the date hereof, was required on the Test Date) and (y) no Default or Event of Default has occurred and is continuing. Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by promptly delivering to the Administrative Agent a copy of the resolution of the Borrower’s Board of Directors giving effect to such designation and a certificate signed by a Responsible Officer of the Borrower certifying that such designation complied with the foregoing provisions.

“Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed, (a) in the case of Lenders party hereto as of the Restatement Effective Date, such Lender’s Revolving Commitment Allocation and (b) in the case of Lenders that become parties hereto after such date, the amount set forth in the Assignment and Assumption by which such Lender became a party hereto, in each case, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Commitments as of the Restatement Effective Date is $250,000,000, as may be subsequently increased by any Incremental Revolving Commitment.

“Revolving Commitment Allocation”: as of the Restatement Effective Date, the Revolving Commitments of each Lender as set forth on Schedule 1.1(f) hereto.

“Revolving Commitment Period”: the period from and including Restatement Effective Date to the Business Day preceding the Revolving Termination Date.

“Revolving Extensions of Credit”: as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) such Lender’s Revolving Percentage of the L/C Obligations then outstanding and (c) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.

“Revolving Facility”: as defined in the definition of “Facility”.

“Revolving Lender”: each Lender that has a Revolving Commitment or that holds Revolving Loans.

“Revolving Loan Joinder”: as defined in the Amendment and Restatement Agreement.

“Revolving Loans”: as defined in Section 3.1(b).

“Revolving Percentage”: as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments (or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding).

“Revolving Termination Date”: the earlier of (a) the fifth anniversary of the Restatement Effective Date and (b) the date on which the Revolving Commitments are terminated pursuant to any provision of this Agreement.

“Sanctioned Country”: at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC”: the Securities and Exchange Commission, any successor thereto and otherwise any analogous Governmental Authority.

“Secured Obligations”: in the case of the Borrower, the Obligations and in the case of any other Loan Party, the obligations of such Loan Party under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party.

“Secured Parties”: as defined in the Amended and Restated Guarantee and Collateral Agreement.

“Securitization”: any transaction or series of transactions entered into by any Group Member pursuant to which such Group Member sells, conveys, assigns, grants an interest in or otherwise transfers to a Securitization Subsidiary, Securitization Assets (and/or grants a security interest in such Securitization Assets transferred or purported to be transferred to such Securitization Subsidiary), and which Securitization Subsidiary finances the acquisition of such Securitization Assets (i) with cash, (ii) the issuance to such Group Member of Seller’s Retained Interests or an increase in such Seller’s Retained Interests, (iii) with proceeds from the sale or collection of Securitization Assets, or (iv) in the case of a Canadian Securitization, with proceeds from the sale or issuance of Securitization Asset backed securities or other interests therein.

“Securitization Assets”: the collective reference to (i) US Dollar-denominated finance receivables of AFC – US of the type sold by AFC – US in the Existing Securitization and related assets of AFC – US sold in the Existing Securitization and other US Dollar-denominated receivables of AFC – US arising in the ordinary course of business and receivables and related assets related to the rental portfolio of AFC – US, and (ii) Canadian Dollar-denominated finance receivables of AFC – Canada and related assets of AFC – Canada.

“Securitization Subsidiary”: a Person (including, with respect to any Canadian Securitization, any business trust) to which a Group Member sells, conveys, transfers or grants a security interest in Securitization Assets, which Person is formed (or, in the case of any business trust, the applicable series or other comparable tranche of such business trust is designated or otherwise credited) for the limited purpose of effecting one or more securitizations involving the Securitization Assets or, in the case of a Canadian Securitization, other income producing financial assets, and related activities.

“Security Documents”: the collective reference to the Amended and Restated Guarantee and Collateral Agreement, the Intellectual Property Security Agreements, Modifications, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

“Seller’s Retained Interest”: (i) in respect of a Securitization, the debt or equity interests held by Group Members in a Securitization Subsidiary to which Securitization Assets have been transferred, including any such debt or equity received as consideration for or as a portion of the purchase price for the Securitization Assets transferred, or any other instrument through which any Group Member has rights to or receives distributions in respect of any residual or excess interest in the Securitization Assets, and (ii) in respect of a Canadian Securitization, all amounts which are payable or which may become payable as consideration for or as a portion of the purchase price for the Securitization Assets transferred, including any such amounts which any Group Member receives or has rights to receive as distributions in respect of any residual or excess interest in the Securitization Assets.

“Senior Representative”: with respect to any series of Permitted Pari Passu Refinancing Debt or Permitted Junior Refinancing Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, Incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Single Employer Plan”: any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

“Solvent”: with respect to any Person, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“Specified Cash Management Arrangement”: any arrangement for treasury, depositary or cash management services (including any credit card, commercial card, merchant card or other stored value card services and any processing of payments and other administrative services with respect thereto) provided to the Borrower or any of its Restricted Subsidiaries by a Qualified Counterparty in connection with any transfer or disbursement of funds through an automated clearinghouse or on a same day or immediate or accelerated availability basis that has been designated as a Specified Cash Management Arrangement. The designation by the Borrower of any such arrangement as a Specified Cash Management Arrangement shall not create in favor of the Qualified Counterparty that is a party thereto any rights in connection with the management, enforcement or release of any Collateral or any claim against the Borrower or any Subsidiary Guarantor under the Amended and Restated Guarantee and Collateral Agreement. All treasury, depository and cash management services (including any credit card, commercial card, merchant card or other stored value card services and any processing of payments and other administrative services with respect thereto) now or at any time hereafter provided to the Borrower or any of its Restricted Subsidiaries by JPMorgan Chase Bank, N.A. in connection with any transfer or disbursement of funds through any automated clearinghouse or on a same day or immediate or accelerated availability basis are hereby designated by the Borrower as a Specified Cash Management Arrangement.

“Specified Existing Tranche”: as defined in Section 4.18(a).

“Specified Hedge Agreement”: any Hedge Agreement between the Borrower or any of its Restricted Subsidiaries and any Qualified Counterparty that has been designated as a Specified Hedge Agreement. The designation by the Borrower of any Hedge Agreement as a Specified Hedge Agreement (a) shall constitute a representation and warranty by the Borrower that such Hedge Agreement is permitted by Section 8.11 (upon which such Qualified Counterparty shall be entitled to rely conclusively) and (b) shall not create in favor of the Qualified Counterparty that is a party thereto any rights in connection with the management, enforcement or release of any Collateral or any claim against the Borrower or any Subsidiary Guarantor under the Amended and Restated Guarantee and Collateral Agreement except to the extent expressly set forth in the Amended and Restated Guarantee and Collateral Agreement.

“Standard Securitization Undertakings”: representations, warranties, covenants, repurchase obligations and indemnities entered into by a Group Member which are customary for a seller or servicer of assets transferred in connection with a Securitization.

“Statutory Reserve Rate”: a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for “Eurocurrency” funding (currently referred to as “Eurocurrency Liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower; provided, however, all such references to “Subsidiary” or to “Subsidiaries” shall not include any Securitization Subsidiary.

“Subsidiary Guarantor”: each Subsidiary of the Borrower other than any Excluded Subsidiary and any Foreign Subsidiary.

“Swingline Commitment Amount”: $75,000,000.

“Swingline Exposure”: at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Lender at any time shall equal its Revolving Percentage of the aggregate Swingline Exposure at such time.

“Swingline Lender”: JPMorgan Chase Bank, N.A., in its capacity as the lender of Swingline Loans.

“Swingline Loans”: as defined in Section 3.3(a).

“Swingline Participation Amount”: as defined in Section 3.4(c).

“Taxes”: as defined in Section 4.10(a).

“Term Facilities”: as defined in the definition of “Facility”.

“Term Lender”: each Lender that holds a Term Loan.

“Term Loan Joinder”: as defined in the Amendment and Restatement Agreement.

“Term Loans”: collectively, Tranche B-1 Term Loans and Tranche B-2 Term Loans.

“Term Percentage”: as to any Term Lender at any time, the percentage which the aggregate principal amount of such Lender’s Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding.

“Test Date”: at any time, the last day of the most recent fiscal quarter for which the Borrower’s consolidated annual or quarterly financial statements are then available.

“Third Party Assignee”: as defined in Section 11.6.

“Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect.

“Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Revolving Extensions of Credit outstanding at such time.

“Tranche”: each tranche of Loans available hereunder. On the Restatement Effective Date there shall be three tranches comprising (i) Tranche B-1 Term Loans, (ii) Tranche B-2 Term Loans and (iii) the Revolving Loans.

“Tranche B-1 Term Loan Allocation”: (a) the amount of Existing Term Loans of each Exchanging Lender that is converted to Tranche B-1 Term Loans and (b) the amount of Additional Term Loans in the form of Tranche B-1 Term Loans of each Additional Term Lender, in each case, as set forth on Schedule 1.1(d) to this Agreement.

“Tranche B-1 Term Loans”: (a) a Term Loan, the maturity of which has been extended to the maturity date specified in Section 2.3 and (b) a Tranche B-1 Term Loan borrowed by the Borrower on the Restatement Effective Date. The aggregate amount of Tranche B-1 Term Loans as of the Restatement Effective Date is $650,000,000.

“Tranche B-2 Term Loan Allocation”: (a) the amount of Existing Term Loans of each Exchanging Lender that is converted to Tranche B-2 Term Loans and (b) the amount of Additional Term Loans in the form of Tranche B-2 Term Loans of each Additional Term Lender, in each case, as set forth on Schedule 1.1(e) to this Agreement.

“Tranche B-2 Term Loans”: (a) a Term Loan, the maturity of which has been extended to the maturity date specified in Section 2.3 and (b) a Tranche B-2 Term Loan borrowed by the Borrower on the Restatement Effective Date. The aggregate amount of Tranche B-2 Term Loans as of the Restatement Effective Date is $1,120,000,000.

“Transaction Costs”: the fees, costs and expenses (including all expenses related to management bonuses, severance payments or other employee related costs and expenses) payable by Borrower or any of its Restricted Subsidiaries in connection with the transactions contemplated by the Amendment and Restatement Agreement and the Restatement Effective Date Transactions.

“Transferee”: any Assignee or Participant.

“Type”: as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

“United States”: the United States of America.

“Unrestricted Cash”: as of any date of determination, the aggregate amount of cash, Cash Equivalents or deposit account balances equal to the sum of (i) all such cash, Cash Equivalents and deposit account balances held by the Borrower and its Restricted Subsidiaries that are Domestic Subsidiaries in any deposit account or securities account that is under the control of the Administrative Agent pursuant to a Control Agreement, (ii) the amount of such cash, Cash Equivalents and deposit account balances held by the Borrower and its Restricted Subsidiaries that are Domestic Subsidiaries in any deposit account or securities account with an average daily balance equal to or less than $1,000,000 that are not under the control of the Administrative Agent, in an aggregate amount not to exceed $25,000,000 and (iii) all such cash, Cash Equivalents and deposit account balances held by Restricted Subsidiaries that are organized under the laws of a jurisdiction in Canada (whether or not under the control of the Administrative Agent pursuant to a Control Agreement) and, in each case, that meet the following requirements:

(a) such cash, Cash Equivalents or deposit account balances are free and clear of all Liens other than Liens of the Administrative Agent on behalf of the Lenders hereunder, Liens securing any Permitted Junior Refinancing Indebtedness, any Permitted Pari Passu Refinancing Indebtedness and non-consensual bankers Liens permitted by Section 8.3 in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry,

(b) such cash, Cash Equivalents or deposit account balances are included in the cash listed on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries that are Domestic Subsidiaries or Restricted Subsidiaries that are organized under the laws of a jurisdiction in Canada, and

(c) such cash, Cash Equivalents or deposit account balances should be classified as “unrestricted cash” for purposes of GAAP as at such date;

provided, that, solely for purposes of determining Unrestricted Cash on any date that is on or prior the date that is 90 days after the Restatement Effective Date, the requirement for any deposit account or securities account to be under the control of the Administrative Agent pursuant to a Control Agreement set forth in clause (i) of this definition shall not apply.

“Unrestricted Subsidiary”: (i) any Subsidiary of the Borrower that at the time of determination is an Unrestricted Subsidiary, as designated by the Board of Directors in the manner provided below, and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary of the Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower or any other Restricted Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated; provided, that (i) (A) such designation was made at or prior to the Restatement Effective Date (and any such Subsidiary so designated is set forth on Schedule 1.1(b) hereto), or (B) the Subsidiary to be so designated has total consolidated assets of $1,000 or less or (C) if such Subsidiary has consolidated assets greater than $1,000, then the fair market value of such designation would be permitted under Section 8.7 and (ii) any Unrestricted Subsidiary that has been designated as a Restricted Subsidiary may not subsequently be re-designated as an Unrestricted Subsidiary without the prior consent of the Administrative Agent and provided, further, that immediately prior and immediately after giving effect to such designation (x) the Borrower is on a pro forma basis after giving effect to such designation and all related transactions at any time completed as if completed on the first day of the twelve month period ending on the most recent Test Date, the Borrower would have been in compliance with Section 8.1 on the Test Date (assuming compliance with Section 8.1, as originally in effect or amended in accordance with the date hereof, was required on the Test Date) and (y) no Default or Event of Default has occurred and is continuing. Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by promptly delivering to the Administrative Agent a copy of the resolution of the Borrower’s Board of Directors giving effect to such designation and a certificate signed by a Responsible Officer of the Borrower certifying that such designation complied with the foregoing provisions.

“Weighted Average Life to Maturity”: when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law or de minimis shares held by nominees or others as required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

“Wholly Owned Subsidiary Guarantor”: any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower.

1.2. Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties of every type and nature and (iv) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time (subject to any applicable restrictions hereunder).

(c) For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., “Tranche B-1 Term Loans”) or by Type (e.g., a “Eurodollar Rate Term Loan”).

(d) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(f) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to any Obligation shall mean the payment in full of such Obligation in cash in immediately available funds.

SECTION 2. AMOUNT AND TERMS OF TERM LOANS

2.1. Term Loans. (a) On the Restatement Effective Date, in accordance with the terms and conditions set forth herein and in the Amendment and Restatement Agreement, (i) each Existing Term Lender that is an Exchanging Term Lender hereby exchanges its Existing Term Loans for Tranche B-1 Term Loans and/or Tranche B-2 Term Loans on a dollar-for-dollar basis in an amount equal to such Term Lender’s Tranche B-1 Term Loan Allocation and/or Tranche B-2 Term Loan Allocation and any of its Existing Term Loans in excess of its applicable Tranche B-1 Term Loan Allocation and/or Tranche B-2 Term Loan Allocation shall be repaid in full and (ii) each Existing Term Lender that has not agreed to be an Exchanging Term Lender shall have its Existing Term Loans repaid in full;

(b) On the Restatement Effective Date, in accordance with the terms and conditions set forth herein and in the Amendment and Restatement Agreement, each Additional Term Lender will extend Tranche B-1 Term Loans and/or Tranche B-2 Term Loans to the Borrower in an amount equal to such Term Lender’s Tranche B-1 Term Loan Allocation and/or Tranche B-2 Term Loan Allocation.

(c) The Term Loans shall be either Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 4.3.

2.2. Procedure for the Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 5:00 p.m., New York City time), one Business Day prior to the anticipated Restatement Effective Date, requesting that the Term Lenders make Term Loans on the Restatement Effective Date and specifying the amount to be borrowed. Upon receipt of such notice, the Administrative Agent shall promptly notify each Term Lender thereof. Not later than 1:00 p.m., New York City time, on the Restatement Effective Date, each Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term Lenders in immediately available funds.

2.3. Repayment of Term Loans. Term Loans of each Term Lender shall mature and be payable (a) in the case of Tranche B-1 Term Loans, in full on the date that is three years after the Restatement Effective Date, and shall also be repayable prior to that date in consecutive quarterly installments, each of which shall be in an amount equal to such Lender’s Term Percentage of 0.25% of the original aggregate principal amount of the Tranche B-1 Term Loans outstanding on the Restatement Effective Date after giving effect to Section 2.1 hereof, due commencing on June 30, 2014 and continuing on the last day of each consecutive September, December, March and June thereafter and (b) in the case of Tranche B-2 Term Loans, in full on the date that is seven years after the Restatement Effective Date, and shall also be repayable prior to that date in consecutive quarterly installments, each of which shall be in an amount equal to such Lender’s Term Percentage of 0.25% of the original aggregate principal amount of the Tranche B-2 Term Loans outstanding on the Restatement Effective Date after giving effect to Section 2.1 hereof, due commencing on June 30, 2014 and continuing on the last day of each consecutive September, December, March and June thereafter.

SECTION 3. AMOUNT AND TERMS OF REVOLVING COMMITMENTS

3.1. Revolving Commitments. (a) On the Restatement Effective Date, in accordance with the terms and conditions set forth herein and in the Amendment and Restatement Agreement:

(i) each Existing Revolving Lender that is an Exchanging Revolving Lender hereby exchanges its Existing Revolving Commitments on a dollar-for-dollar basis into Revolving Commitments hereunder in an amount equal to its Revolving Commitment Allocation and any of its Existing Revolving Commitments in excess of its Revolving Commitment Allocation are hereby terminated;

(ii) each Existing Revolving Lender that has not agreed to be an Exchanging Revolving Lender shall have its Existing Revolving Commitments terminated and all such Existing Revolving Commitments are hereby terminated; and

(iii) each Additional Revolving Lender will extend Revolving Commitments hereunder in an amount equal to its Revolving Commitment Allocation;

(b) subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (“Revolving Loans”) to the Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Revolving Extensions of Credit then outstanding, does not exceed the amount of such Lender’s Revolving Commitment. Revolving Loans that are repaid may be reborrowed during the Revolving Commitment Period, subject to the terms and conditions hereof. The Revolving Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 3.2 and 4.3; and

(c) the Borrower shall repay all outstanding Revolving Loans on the Revolving Termination Date.

3.2. Procedure for Revolving Loan Borrowing. The Borrower may borrow under the Revolving Commitments during the Revolving Commitment Period on any Business Day; provided, that the Borrower shall give the Administrative Agent irrevocable notice, which must be received by the Administrative Agent prior to 1:00 p.m., New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans and which shall specify (i) the amount and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Each borrowing under the Revolving Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each Revolving Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such amounts will then be made available to the Borrower by the Administrative Agent crediting an account of the Borrower maintained by the Administrative Agent, in like amounts and funds as received by the Administrative Agent.

3.3. Swingline Commitment. (a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Revolving Commitments from time to time during the Revolving Commitment Period by making swing line loans (“Swingline Loans”) to the Borrower notwithstanding that after making a requested Swingline Loan, the sum of (i) the Swingline Lender’s aggregate principal amount of all Revolving Loans, (ii) Revolving Percentage of the L/C Obligations and (iii) all outstanding Swingline Loans may exceed the Swingline Lender’s Revolving Commitment; provided, that (i) the aggregate principal amount of

Swingline Loans outstanding at any time shall not exceed the Swingline Commitment Amount, (ii) the Borrower shall not request any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments would be less than zero, and (iii) the Swingline Lender shall not be required to make any Swingline Loans under this Section 3.3 at any time when an Event of Default has occurred and is continuing. Subject to the foregoing, Swingline Loans may be repaid and reborrowed from time to time.

(b) Swingline Loans shall be Base Rate Loans only.

(c) The Borrower shall repay all outstanding Swingline Loans (i) on each Borrowing Date for Revolving Loans, (ii) on the Revolving Termination Date, (iii) on a weekly basis as determined by the Swingline Lender and (iv) on demand by the Swingline Lender at any time when an Event of Default has occurred and is continuing.

3.4. Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever the Borrower desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period) and such notice shall constitute certification by the Borrower to the Swingline Lender that the unused portion of the Revolving Facility is greater than or equal to the Swingline Loans and the Swingline Lender shall be entitled to rely conclusively on such certification. Each borrowing of Swingline Loans shall be in an amount equal to $100,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by depositing such proceeds in the account of the Borrower with the Administrative Agent on such Borrowing Date in immediately available funds.

(b) The Swingline Lender may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to do so), request a borrowing of Revolving Loans in an amount equal to the aggregate outstanding Swingline Loans and apply the proceeds of such borrowing to the repayment of the Swingline Loans. Each Revolving Lender agrees to fund its Revolving Percentage of any such borrowing so requested in immediately available funds, not later than 10:00 a.m., New York City time, on the first Business Day after the date of such borrowing is requested. The proceeds of such Revolving Loans shall immediately be made available by the Administrative Agent to the Swingline Lender for application to the repayment of Swingline Loans. The Borrower agrees to pay, and irrevocably authorizes the Swingline Lender and Administrative Agent to charge the Borrower’s accounts with the Swingline Lender or Administrative Agent as necessary to pay, all outstanding Swingline Loans to the extent amounts received from the Revolving Lenders upon any such request are not sufficient to repay the outstanding Swingline Loans.

(c) If the Swingline Lender at any time determines that it is precluded from making a request for a borrowing of Revolving Loans pursuant to Section 3.4(b), whether by reason of the occurrence of a Default described in Section 9(f) or otherwise for any reason, each Revolving Lender hereby purchases from the Swingline Lender an undivided participating interest in the then outstanding Swingline Loans (a “Swingline Participation Amount”) and shall promptly upon demand of the Swingline Lender complete such purchase at par by paying to the Swingline Lender an amount equal to such Revolving Lender’s Revolving Percentage of the aggregate outstanding Swingline Loans.

(d) Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, that if any such payment is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e) Each Revolving Lender’s obligation to make the Loans referred to in Section 3.4(b) and to purchase participating interests pursuant to Section 3.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or the failure to satisfy any of the conditions specified in Section 6; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

3.5. Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the Restatement Effective Date to the last day of the Revolving Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Termination Date, commencing on the first of such dates to occur after the Restatement Effective Date.

(b) The Borrower agrees to pay to the Agents the fees in the amounts and on the dates agreed to in writing by the Borrower and the Administrative Agent.

3.6. Termination or Reduction of Revolving Commitments. The Borrower shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided, that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to $500,000, or a whole multiple thereof or the Total Revolving Commitment, and shall reduce permanently the Revolving Commitments then in effect.

3.7. Letter of Credit Subcommitment. (a) Subject to the terms and conditions hereof, each Issuing Lender (other than any Issuing Lender referred to in clause (b) of the definition of “Issuing Lender”), in reliance on the agreements of the other Revolving Lenders set forth in Section 3.10(a), agrees to issue, on a sight basis, letters of credit (“Letters of Credit”) for the account of the Borrower on any Business Day at any time and from time to time during the Revolving Commitment Period, in such form as may be approved from time to time by such Issuing Lender; provided, that the applicable Issuing Lender shall have no obligation to cause any Letter of Credit to be issued if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Subcommitment Amount, (ii) the aggregate amount of the Available Revolving Commitments would be less than zero or (iii) the aggregate face value of all outstanding Letters of Credit issued by such Issuing Lender shall exceed the then outstanding aggregate principal amount of the outstanding Revolving Commitments of such Issuing Lender. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the applicable Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Each Letter of Credit shall be denominated in Dollars and expire no later than the earlier of (i) the first anniversary of its date of issuance and (ii) the date that is ten days prior to the Revolving Termination Date; provided, that any Letter of Credit with a one-year term may provide, with the consent of the applicable Issuing Lender, for the automatic renewal thereof for additional periods of up to one year (which shall in no event extend beyond the date referred to in clause (ii) above). If, as of the Revolving Termination Date, any Letter of Credit for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then outstanding amount of all Letters of Credit; provided, that all such Cash Collateral or Backstop L/Cs (each as defined below) shall be denominated in Dollars. “Cash Collateralize” shall mean to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the applicable Issuing Lender and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances of deposit accounts under the sole dominion and control of the Administrative Agent on terms satisfactory to the Administrative Agent in an amount equal to 103% of the total amount then available under the applicable Letters of Credit (“Cash Collateral”) or one or more backstop letters of credit in form and substance acceptable to, and issued by financial institutions reasonably acceptable to the applicable Issuing Lender that has issued such Letter of Credit and the Administrative Agent (each such letter of credit, a “Backstop L/C”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and such Issuing Lender (which documents are hereby consented to by the Lenders). Derivatives of such above defined terms shall have corresponding meanings.

(b) No Issuing Lender shall at any time be obligated to cause any Letter of Credit to be issued hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

(c) The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and such Lender being so designated, designate one or more additional Lenders to act as an issuing lender under the terms of this Agreement. Any Lender designated as an issuing lender pursuant to this Section 3.7(c) shall be deemed to be an “Issuing Lender” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Lender or Issuing Lenders and such Lender.

(d) The Borrower hereby agrees that each Existing Letter of Credit shall be deemed to be a Letter of Credit under this Agreement; provided, that, (i) each such Existing Letter of Credit shall expire in accordance with its own terms (without giving effect to any renewal or extension provisions thereunder) and (ii) the Borrower shall not extend the maturity of any of the Existing Letters of Credit; provided, further, that, each such Existing Letter of Credit shall expire no later than the first anniversary of the Restatement Effective Date.

3.8. Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that any Issuing Lender (other than any Issuing Lender referred to in clause (b) of the definition of “Issuing Lender”) issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the reasonable satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. Upon receipt of any Application, such Issuing Lender will notify the Administrative Agent of the amount, the beneficiary and the requested expiration of the requested Letter of Credit, and upon receipt of confirmation from the Administrative Agent that after giving effect to the requested issuance, the Available Revolving Commitments would not be less than zero, such Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith to be processed in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower. Such Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower (with a copy to the Administrative Agent) promptly following the issuance thereof. Such Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

(b) The making of each request for a Letter of Credit by the Borrower shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 3.7(a) or any Requirement of Law applicable to the Loan Parties. Unless each Issuing Lender has received notice from the Administrative Agent before it issues a Letter of Credit that one or more of the applicable conditions specified in Section 6.1 are not satisfied, or that the issuance of such Letter of Credit would violate Section 3.7, then such Issuing Lender may issue the requested Letter of Credit for the account of the Borrower in accordance with its usual and customary practices.

3.9. Fees and Other Charges. (a) The Borrower will pay a fee on the undrawn and unexpired amount of each Letter of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Facility less the fronting fee set forth in the succeeding sentence, shared ratably among the Revolving Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to each Issuing Lender for its own account a fronting fee on the undrawn and unexpired amount of each Letter of Credit issued by such Issuing Lender computed at the rate of 0.25% per annum and payable quarterly in arrears on each L/C Fee Payment Date.

(b) In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

3.10. L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Percentage in such Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent upon demand of such Issuing Lender an amount equal to such L/C Participant’s Revolving Percentage of the amount of such draft, or any part thereof, that is not so reimbursed and the Administrative Agent shall promptly forward such amounts to such Issuing Lender.

(b) If any amount required to be paid by any L/C Participant to the Administrative Agent for the account of any Issuing Lender pursuant to Section 3.10(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to the Administrative Agent for the account of such Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Administrative Agent for the account of such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.10(a) is not made available to the Administrative Agent for the account of any Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Facility. A certificate of any Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.10(a), the Administrative Agent or any Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, the Administrative Agent or such Issuing Lender, as the case may be, will distribute to such L/C Participant its pro rata share thereof; provided, that if any such payment received by Administrative Agent or such Issuing Lender, as the case may be, shall be required to be returned by the Administrative Agent or such Issuing Lender, such L/C Participant shall return to the Administrative Agent for the account of such Issuing Lender the portion thereof previously distributed to such L/C Participant.

3.11. Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse each Issuing Lender on the same Business Day on which such Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit paid by such Issuing Lender or on the next Business Day, if such notice is received any time after 11:00 a.m., New York time on such Business Day for the amount of such draft so paid. Each such payment shall be made to such Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (i) until the Business Day next succeeding the date of the relevant notice, Section 4.5(b) and (ii) thereafter, Section 4.5(c).

3.12. Obligations Absolute. The Borrower’s obligations under Section 3.11 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and the Borrower’s Reimbursement Obligations under Section 3.11 shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee, (ii) payment by each Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iii) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Lender or any Related Person of such Issuing Lender. The Borrower agrees that any action taken or by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower.

3.13. Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the applicable Issuing Lender that issued such Letter of Credit shall promptly notify the Borrower of the date and amount thereof. The responsibility of each Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to causing the applicable Issuing Lender that has issued such Letter of Credit to determine that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

3.14. Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

SECTION 4. GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

4.1. Optional Prepayments. (a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent no later than 1:00 p.m., New York City time, three Business Days prior thereto in the case of Eurodollar Loans and no later than 1:00 p.m., New York City time, one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 4.11. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein (provided, that a notice of prepayment of all outstanding Loans may state that such notice is conditioned upon the effectiveness of other credit facilities or other financing, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date) if such condition is not satisfied), together with (except in the case of Revolving Loans that are Base Rate Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Loans shall be in an aggregate principal amount of $500,000 or a whole multiple thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

(b) Any optional prepayments of the Term Facilities shall be credited to the remaining scheduled installments of the Term Facilities thereof as specified by the Borrower or, if not specified, pro rata to the remaining installments of each of the Facilities on a pro rata basis.

(c) Notwithstanding the foregoing, a prepayment premium shall apply to (i) any prepayment of Tranche B-1 Term Loans occurring on or prior to the six-month anniversary of the Restatement Effective Date or (ii) any prepayment of Tranche B-2 Term Loans occurring on or prior to the one year anniversary of the Restatement Effective Date, in each case from the proceeds of a Repricing Transaction (as defined below) in an amount equal to 1.00% of the principal amount of any Term Loans subject to such prepayment Repricing Transaction, or, in the case of any Repricing Transaction effected through an amendment, the principal amount of loans under the relevant Term Facilities outstanding immediately prior to such amendment of any Term Lender that is replaced in connection with such amendment pursuant to the Borrower’s exercise of its mandatory assignment rights to replace a Lender under Section 4.13. “Repricing Transaction” shall mean (i) prepayment or refinancing of all or a portion of the Term Loans concurrently with the Incurrence by the Borrower of any long-term bank debt financing or any other financing similar to the Term Loans having a lower all-in yield (including in addition to the applicable coupon, any interest rate “floors”, upfront or similar fees, and original issue discount payable to the holders of such Indebtedness (in their capacities as such) with respect to such Indebtedness) than the yield applicable to the Term Loans (including in addition to the applicable coupon, any interest rate “floors”, upfront or similar fees, and original issue discount payable to the holders of such Indebtedness (in their capacities as such) with respect to such Indebtedness) and (ii) any amendment which reduces the all-in-yield (calculated in the manner set forth in clause (i) above) applicable to the Term Loans.

4.2. Mandatory Prepayments. (a) If at any time after the Restatement Effective Date any Group Member receives any Net Cash Proceeds from the Incurrence of any Indebtedness (other than Excluded Indebtedness) or the issuance of any Disqualified Capital Stock, the Borrower shall prepay the Tranche B-1 Term Loans and Tranche B-2 Term Loans on a pro rata basis on the date of such receipt in an amount equal to 100% of such Net Cash Proceeds.

(b) If at any time after the Restatement Effective Date any Group Member receives any Net Cash Proceeds from any Asset Sale or Recovery Event in an amount exceeding $20,000,000 in any fiscal year, then, unless a Reinvestment Notice shall be delivered in respect thereof, the Borrower shall prepay the Tranche B-1 Term Loans and Tranche B-2 Term Loans on a pro rata basis on the third Business Day following the date of such receipt in an amount equal to 100% of such Net Cash Proceeds. If a Reinvestment Notice has been delivered in respect of any Asset Sale or Recovery Event, then on each Reinvestment Prepayment Date relating thereto, the Borrower shall prepay the Term Loans in an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event.

(c) If at any time after the Restatement Effective Date any Group Member enters into any sale-leaseback transaction permitted by Section 8.10, (i) the Borrower shall prepay the Tranche B-1 Term Loans and Tranche B-2 Term Loans on a pro rata basis on the third Business Day following the date of such transaction in an amount equal to 50% of the Net Cash Proceeds thereof and (ii) unless a Reinvestment Notice shall be delivered in respect of the remaining 50% of such Net Cash Proceeds, the Borrower shall further prepay the Tranche B-1 Term Loans and Tranche B-2 Term Loans on a pro rata basis on the third Business Day following the date of such transaction in an amount equal to the remaining 50% of such Net Cash Proceeds, and if such a Reinvestment Notice has been delivered, then on each Reinvestment Prepayment Date relating thereto, the Borrower shall prepay the Tranche B-1 Term Loans and Tranche B-2 Term Loans on a pro rata basis in an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event.

(d) If at any time after the Restatement Effective Date, the aggregate Revolving Extensions of Credit then outstanding exceed the Revolving Commitments then in effect, the Borrower (without notice or demand) shall immediately prepay outstanding Swingline Loans or Revolving Loans (or, if no Swingline Loans or Revolving Loans are outstanding, Cash Collateralize outstanding Letters of Credit) in an amount sufficient to eliminate any such excess.

(e) Mandatory prepayments of Term Loans shall be applied first to Base Rate Loans to the full extent thereof and then to Eurodollar Loans and shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. Each such prepayment shall be credited to prepay in direct order of maturity the unpaid amounts due on the next eight scheduled quarterly installments of the Tranche B-1 Term Loans and Tranche B-2 Term Loans, ratably, and thereafter to the remaining scheduled quarterly installments of the Tranche B-1 Term Loans and Tranche B-2 Term Loans, ratably, on a pro rata basis.

4.3. Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 12:00 noon, New York City time, on the Business Day preceding the proposed conversion date, provided, that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 1:00 p.m., New York City time, on the second Business Day preceding the proposed conversion date (which notice shall specify the length of the initial Interest Period therefore), provided, that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions. If the Borrower requests a conversion to Eurodollar Loans in any such notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

(b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided, that no Eurodollar Loan under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. So long as no Event of Default has occurred and is continuing, if the Borrower requests a continuation of Eurodollar Loans in any such notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

4.4. Limitations on Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than fifteen Eurodollar Tranches shall be outstanding at any one time.

4.5. Interest Rates and Payment Dates; Administrative Agent Fees; Other Fees. (a) Each Eurodollar Loan shall bear interest on the outstanding principal amount thereof for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

(b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus the Applicable Margin.

(c) (i) If any portion of the principal of any Loan or Reimbursement Obligation is not paid when due (whether at the stated maturity, by acceleration or otherwise), such portion of such principal shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to Section 4.5(a) or 4.5(b) plus 2.00% per annum or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Facility plus 2.00% per annum and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder is not paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2.00% per annum (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Facility plus 2.00% per annum), in each case, with respect to both clause (i) and clause (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

(d) Interest shall be payable in arrears on each Interest Payment Date, provided, that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

(e) The Borrower agrees to pay to the Administrative Agent and the Other Representatives any fees in the amounts and on the dates previously agreed to in writing by the Borrower, the Other Representatives and the Administrative Agent in connection with this Agreement.

4.6. Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Statutory Reserve Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate. Interest shall accrue on each Loan for each day on which it is made or outstanding, except the day on which it is repaid unless it is repaid on the same day that it was made.

(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 4.5(a).

(c) In the event that any financial statement or compliance certificate delivered pursuant to Sections 7.1 or 7.2 respectively is inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin or Commitment Fee Rate for any period (an “Applicable Period”) than the Applicable Margin or Commitment Fee Rate applied for such

Applicable Period respectively, then (i) the Borrower shall promptly deliver to the Administrative Agent a corrected financial statement and a corrected compliance certificate for such Applicable Period, (ii) the Applicable Margin and the Commitment Fee Rate shall be determined based on the corrected compliance certificate for such Applicable Period, and (iii) the Borrower shall promptly pay to the Administrative Agent (for the account of the Lenders and the Issuing Lenders during the Applicable Period or their successors and assigns) the accrued additional interest owing as a result of such increased Applicable Margin and Commitment Fee Rate for such Applicable Period. This Section 4.6(c) shall not limit the rights of the Administrative Agent or the Lenders with respect to Section 4.5(b) and Section 9 hereof, and shall survive the termination of this Agreement.

4.7. Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

(a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Base Rate, as applicable, for a Loan for the applicable Interest Period, or

(b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, then the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans (provided, that the Borrower may rescind such request promptly after receipt of such notice), (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

4.8. Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Percentages or Revolving Percentages, as the case may be of the relevant Lenders.

(b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Tranche B-1 Term Loans and Tranche B-2 Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Tranche B-1 Term Loans and Tranche B-2 Term Loans then held by the Term Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.

(c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders.

(d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 1:00 p.m., New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the greater of (i) the Federal Funds Effective Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

(f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

4.9. Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof, or compliance by any Lender or the Administrative Agent with any request or directive whether or not having the force of law from any central bank or other Governmental Authority made subsequent to the date such Lender or the Administrative Agent, as applicable, becomes a party hereto:

(i) shall subject any Lender or the Administrative Agent to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for (A) changes in the rate of net income taxes, capital taxes, branch profits taxes, franchise taxes (imposed in lieu of income taxes) and net worth taxes (imposed in lieu of income taxes) and (B) Non-Excluded Taxes imposed on amounts payable hereunder, Other Taxes and Excluded Taxes, provided, that this provision shall not affect any obligation of the Borrower under Section 4.10);

(ii) shall impose, modify or hold applicable any reserve, liquidity requirements, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

(iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender or the Administrative Agent, by an amount that such Lender or the Administrative Agent, as applicable, reasonably deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender or the Administrative Agent, upon its written demand (accompanied by a certificate of the type described in clause (c) below), any additional amounts necessary to compensate such Lender or the Administrative Agent for such increased cost or reduced amount receivable. If any Lender or the Administrative Agent becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity requirements or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy or liquidity requirements whether or not having the force of law from any Governmental Authority made subsequent to the date such Lender becomes a party hereto shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy or liquidity requirements and such Lender’s desired return on capital) by an amount reasonably deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request (accompanied by a certificate of the type described in clause (c) below) therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction. For purposes of this Agreement, and notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith shall be deemed to be have been enacted, adopted or issued after the date each Lender has become a party hereto, regardless of the date such act, requests, rules, regulations, guidelines or directives enacted, adopted or issued.

(c) A certificate as to any additional amounts payable pursuant to this Section 4.9 submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section 4.9, the Borrower shall not be required to compensate a Lender pursuant to this Section 4.9 for any amounts Incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor; provided, that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower pursuant to this Section 4.9 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

4.10. Taxes. (a) Except to the extent required under applicable law, all payments made under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto (“Taxes”). “Non-Excluded Taxes” shall mean all Taxes other than Excluded Taxes. “Excluded Taxes” shall mean net income taxes, branch profits taxes, franchise taxes (imposed in lieu of net income taxes) and net worth taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender or its applicable lending office or any branch, in each case as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any Non-Excluded Taxes or Other Taxes are required to be withheld from any amounts payable by or on behalf of the Borrower or any other Loan Party to any Agent or any Lender hereunder or any other Loan Document (or are required to be withheld or paid by such Agent or Lender), the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement or any other Loan Document that would have been received had no such withholding been required, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender or Agent with respect to any, and Excluded Taxes shall include, Taxes (i) that are attributable to such Lender’s or Agent’s failure to comply (other than as a result of any change in any Requirement of Law) with the requirements of paragraph (d) of this Section 4.10, (ii) that are United States federal withholding taxes imposed on amounts payable to such Lender or Agent at the time such Lender or Agent becomes a party to this Agreement, except to the extent that such Lender’s or Agent’s assignor (if any) was entitled, at the time of assignment to receive additional amounts from the Borrower with respect to the Non-Excluded Taxes pursuant to this paragraph (a) or (g) or (iii) U.S. federal withholding taxes imposed under FATCA.

(b) In addition, but without duplication of paragraph (a), the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) Whenever any Non-Excluded Taxes or Other Taxes are payable by or on account of the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay or cause to be paid any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit or cause to be remitted to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure.

(d) Each Lender or Agent (or Transferee) that is not a “United States person” as defined in Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form

W-8IMY (together with any required attachments), Form W-8EXP and/or Form W-8BEN (claiming benefits of an applicable tax treaty) or Form W-8ECI, as applicable (or successor form) or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit F and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver properly updated forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower or the Administrative Agent (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver. Each Lender or Agent that is not a Non-U.S. Lender shall furnish an accurate and complete U.S. Internal Revenue Service Form W-9 (or successor form) establishing that such Lender or Agent is not subject to U.S. backup withholding, and to the extent it may lawfully do so at such times, provide a new Form W-9 (or successor form) upon the expiration or obsolescence of any previously delivered form.

(e) A Lender or Agent that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law and upon reasonable request in writing by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, to the extent that such Lender or Agent is legally entitled to complete, execute and deliver such documentation and in such Lender’s or Agent’s reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

(f) If any Lender or Agent determines, in its reasonable discretion, that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 4.10, it shall promptly pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 4.10 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of such Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent or such Lender in the event such Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will any Lender or Agent be required to pay any amount to any Loan Party under this paragraph (f) the payment of which would place such Lender or Agent in a materially less favorable net after-Tax position than such Lender or Agent would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

(g) Each Borrower and each Loan Party shall indemnify each Lender and the Administrative Agent within twenty (20) days after written demand therefor, for the full amount of any Non-Excluded Taxes or Other Taxes paid by such Lender or the Administrative Agent or any of their respective Affiliates, as applicable, on or with respect to any payment by or on account of any obligation of such Borrower or such Loan Party hereunder (including Non-Excluded Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) or otherwise arising in connection with this Agreement or any other Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, however, that no Borrower or Loan Party shall be obligated to make payment to any Lender or the Administrative Agent, as applicable, pursuant to this Section 4.10(g) in respect of penalties, interest or other similar liabilities attributable to such Non-Excluded Taxes or Other Taxes if such penalties, interest or other similar liabilities are attributable to the gross negligence or willful misconduct of such Lender or the Administrative Agent, as the case may be, seeking indemnification as determined in a final, non-appealable judgment of a court of competent jurisdiction. An original official receipt, or certified copy thereof, as to the amount of such payment, delivered to the applicable Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of any such Person, shall be conclusive absent manifest error.

(h) The agreements in this Section 4.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(i) If a Lender or Agent changes its applicable lending office (other than with respect to the designation of a new lending office pursuant to a request by the Borrower under Section 4.12) or assigns its rights or sells participations therein and the effect of the change, assignment or participation, as of the date of the change, would be to cause the Borrower to become obligated to pay any additional amount under Section 4.9(a)(i) or 4.10, the Borrower shall not be obligated to pay such additional amount in excess of amounts the Borrower was obligated to pay prior to such change, assignment or participation.

(j) If a payment made to a Lender or Agent under this Agreement or any assignment or assumption would be subject to U.S. federal withholding tax imposed by FATCA if such Lender or Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or Agent shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender or Agent has complied with such Lender’s or Agent’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this 4.10(j), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

4.11. Indemnity. The Borrower agrees to indemnify each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation and the calculation of the amount of such compensation), for all losses, expenses and liabilities (including any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section 4.11 submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

4.12. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 4.9, 4.10(a) or 4.15 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 4.9, 4.10(a) or 4.15.

4.13. Replacement of Lenders. The Borrower may replace, with a replacement financial lender reasonably satisfactory to the Administrative Agent, any Lender that (a) requests payment of any amounts payable under Section 4.9, 4.10(a) or 4.15, (b) is a Defaulting Lender hereunder, or (c) declines to deliver any requested consent to a waiver, amendment or other modification of any provision of the Loan Documents that has been consented to by the Borrower, Administrative Agent, Required Lenders and, if otherwise required, Majority Facility Lenders, but only if (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default has occurred and is continuing at the time of such replacement, (iii) prior to any such replacement, such Lender has taken no action under Section 4.12 so as to eliminate the demand or condition giving rise to the Borrower’s replacement right, (iv) the replacement lender purchases, at par, all Loans and other amounts owing to the replaced Lender on or prior to the date of replacement and assumes all obligations of the replaced Lender under the Loan Documents in accordance with Section 11.6 (except that the Borrower shall pay the registration and processing fee referred to therein), (v) the Borrower compensates the replaced Lender under Section 4.11 if any Eurodollar Loan outstanding to the replaced Lender is purchased other than on the last day of the Interest Period relating thereto and (vi) the Borrower shall pay the replaced Lender all amounts payable under Section 4.9 or 4.10. Notwithstanding the foregoing, all rights and claims of the Borrower, Administrative Agent and Lenders against any replaced Lender that has defaulted in its obligation to make Loans hereunder shall be in all respects and unaffected by the replacement of such Lender.

4.14. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(b) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.

(c) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 4.14(a) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded, but the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

(d) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, Revolving Loans or Swingline Loans, as the case may be, of such Lender, substantially in the forms of Exhibit G-1, G-2 or G-3, respectively, with appropriate insertions as to date and principal amount.

4.15. Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender’s Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.11.

4.16. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 3.5;

(b) the Aggregate Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, the Required Lenders or the Majority Facility Lenders under any Facility have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 11.1), provided, that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender;

(c) if any Swingline Exposure or any L/C Obligations exists at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such Defaulting Lender’s Swingline Exposure and L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Percentages but only to the extent (x) the sum of all Non-Defaulting Lenders’ Revolving Extensions of Credit plus such Defaulting Lender’s Swingline Exposure and L/C Obligations does not exceed the total of all Non-Defaulting Lenders’ Revolving Commitments and (y) no Event of Default shall have occurred and be continuing at such time; and

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, Cash Collateralize such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 3.7(a) for so long as such L/C Obligations are outstanding;

(iii) if the Borrower Cash Collateralizes any portion of such Defaulting Lender’s L/C Obligations pursuant to Section 4.16(c)(ii) and Section 3.7(a), the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.9(a) or (b) with respect to such Defaulting Lender’s L/C Obligations during the period such Defaulting Lender’s L/C Obligations are cash collateralized;

(iv) if the L/C Obligations of the Non-Defaulting Lenders is reallocated pursuant to Section 4.16(c)(i), then the fees payable to the Lenders pursuant to Section 3.9(a) shall be adjusted in accordance with such Non-Defaulting Lenders’ Revolving Percentages; or

(v) if any Defaulting Lender’s L/C Obligations are neither cash collateralized nor reallocated pursuant to Section 4.16(c)(i) or (ii), then, without prejudice to any rights or remedies of the Issuing Lender or any Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such L/C Obligations) and letter of credit fees payable under Section 3.9(a) with respect to such Defaulting Lender’s L/C Obligations shall be payable to the Issuing Lenders until such L/C Obligations is cash collateralized and/or reallocated;

(d) the Swingline Lender shall not be required to fund any Swingline Loan and each Issuing Lender shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 4.16(c) and Section 3.7(a), and participating interests in any such newly issued or increased Letter of Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 4.16(c)(i) (and Defaulting Lenders shall not participate therein); and

(e) in the event and on the date that each of the Administrative Agent, the Borrower, the Issuing Lenders and the Swingline Lender agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and L/C Obligations of the other Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Percentage.

4.17. Incremental Facilities. (a) So long as no Event of Default exists or would arise therefrom, the Borrower shall have the right, at any time and from time to time after the Restatement Effective Date to (i) request new term loan commitments under one or more new term loan credit facilities to be included in this Agreement (each an “Incremental Term Facility” and collectively the “Incremental Term Loan Commitments”) and/or (ii) increase the Total Revolving Credit Commitment

(the “Incremental Revolving Facility” and such commitments, the “Incremental Revolving Commitments”, together with the Incremental Term Loan Commitments the “Incremental Commitments” and, together with any Incremental Term Facility, “Incremental Facilities”; and the loans thereunder, “Incremental Revolving Loans” and, together with any Incremental Term Loans, “Incremental Loans”)) so long as the aggregate then outstanding principal amount of the sum of all unutilized Incremental Commitments and Incremental Loans together with any amounts Incurred under Section 8.2(v) that were Incurred in reliance on the Fixed Incremental Amount does not exceed the Fixed Incremental Amount, plus if the Consolidated Senior Secured Leverage Ratio after giving effect to the Incurrence of Incremental Loans thereof is less than or equal to 3.50 to 1.00 (assuming for purposes of such calculation that the commitments under the Revolving Facility are fully drawn and assuming that any unsecured notes are deemed to be secured ratably with the Facilities for purposes of calculating the Consolidated Senior Secured Leverage Ratio), an unlimited amount; provided that, after giving pro forma effect to any Incurrence or discharge of Indebtedness on the date the applicable Incremental Commitment Agreement (as defined below) becomes effective and all related transactions as if completed on the first day of the twelve month period ending on the most recent Test Date, the Borrower would have been in compliance with Section 8.1 on the Test Date (assuming compliance with Section 8.1, as originally in effect or amended in accordance with the terms hereof, was required on the Test Date) (and the Borrower shall deliver a certificate, on or prior to the date on which such Incremental Commitment shall become effective to the Administrative Agent certifying that the Borrower is in compliance with this Section 4.17). Any loans made in respect of any such Incremental Term Commitment shall be made by creating a new Tranche. Any Incremental Revolving Facility Commitments shall be Incurred in the form of increases to the Revolving Credit Commitments and such Incremental Revolving Facility Commitment shall be identical to and form part of such Revolving Facility.

(b) Each request from the Borrower pursuant to this Section 4.17 shall set forth the requested amount and proposed terms of the relevant Incremental Commitments. The Incremental Commitments (or any portion thereof) may be made by any existing Lender or by any other bank or financial institution (any such bank or other financial institution, an “Additional Lender”) subject, (i) in respect of any Additional Lender not already a Lender hereunder or an affiliate of a Lender hereunder, to the Borrower’s consent (such consent not to be unreasonably withheld or delayed) and (ii) in the case of any Incremental Revolving Commitments (if such Additional Lender is not already a Lender hereunder or any affiliate of a Lender hereunder) to the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed). Any allocation of any Incremental Commitments to any Affiliated Lender shall be subject to the terms of Section 11.6(g).

(c) No Incremental Commitment or Incremental Loans shall be effective unless the Borrower delivers to the Administrative Agent an Incremental Commitment Agreement executed and delivered by the Loan Parties and the proposed Additional Lenders and such other documentation relating thereto as the Administrative Agent may reasonably request. Notwithstanding anything in Section 11.1 to the contrary, an Incremental Commitment Agreement may, without the consent of any other Lender, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the provisions of this Section 4.17, provided, however, that (i) (A) the Incremental Term Loan Commitments will not be guaranteed by any Subsidiary of the Borrower other than the Subsidiary Guarantors, and will be secured on a pari passu or (at the Borrower’s option) junior basis by the same Collateral securing the Loans, (B) the Incremental Term Loan Commitments and any incremental loans drawn thereunder (the “Incremental Term Loans”) shall rank pari passu in right of payment with or (at the Borrower’s option) junior to the Loans hereunder and (C) no Incremental Commitment Agreement may provide for any Incremental Commitment or any Incremental Term Loans to be secured by any Collateral or other assets of any Loan Party that do not also secure the Loans; (ii) no Lender will be required to provide any such Incremental Commitment unless it so agrees; (iii) the interest rate margins, upfront fees, original issue discount, any interest rate floors and any customary arrangement or commitment fees applicable to the loans made pursuant to the Incremental Commitments shall be determined by the Borrower and the applicable Additional Lenders; provided, that in the event that the applicable interest rate margins for any term loans Incurred by the Borrower under any Incremental Commitment are higher than the applicable interest rate margin for any Loans hereunder by more than 50 basis points, then the Applicable Margin for the Loans shall be increased to the extent necessary so that the applicable interest rate margin for the Loans is equal to the applicable interest rate margins for such Incremental Commitment minus 50 basis points; provided, further that, in determining the applicable interest rate margins for the Loans hereunder and any Incremental Loans, (A) original issue discount (“OID”) or upfront fees payable generally to all participating Additional Lenders in lieu of OID (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under the Loans or any Incremental Loan in the initial primary syndication thereof shall be included (with OID being equated to interest based on assumed four-year life to maturity); (B) customary arrangement or commitment fees payable to any of the Other Representatives (or their respective affiliates) in connection with the Loans or to one or more arrangers (or their respective affiliates) in connection with the Incremental Loans (and any fee payable to any Additional Lender in lieu of any portion of any such fee payable to any such arranger or affiliate thereof) shall be excluded; and (C) if the Incremental Loans include an interest rate floor greater than the interest rate floor then applicable to the Loans, such increased amount shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the Applicable Margin for the Loans shall be required, to the extent an increase in the interest rate floor for the Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Margin) applicable to the Loans shall be increased by such amount; (iv) such Incremental Commitment Amendment may provide for the inclusion, as appropriate, of Additional Lenders in any required vote or action of the Required Lenders or of the Lenders of each Tranche hereunder and may provide class protection for any additional credit facilities in a manner consistent with those provided the original Facility pursuant to the provisions of Section 11.1 as originally in effect; (v) the final maturity date of any Incremental Loans or Incremental Commitments shall be no earlier than the Latest Maturity Date and the Weighted Average Life to Maturity of any Incremental Loans made pursuant to Incremental Term Loan Commitments shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans; (vi) the prepayment provisions shall be determined by the Borrower and the applicable Additional Lenders; provided that they shall not be more favorable than the prepayment provisions applicable to the Term Loans; (vii) if such Incremental Loans or Incremental Commitment shall be secured on a junior basis, a Senior Representative validly acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement; and (viii) the other terms and documentation in respect thereof, to the extent not consistent with this Agreement as in effect prior to giving effect to the Incremental Commitment Amendment, shall otherwise be reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall promptly notify each Lender whenever any Incremental Commitment becomes effective.

(e) No Incremental Commitment Agreement shall become effective unless the Administrative Agent has received (i) a certificate executed by a Responsible Officer of the Borrower to the effect that no Event of Default has occurred and is continuing, and (ii) such additional Security Documents, legal opinions, board resolutions, certificates and other documentation as may be required by such Incremental Commitment Agreement or reasonably requested by the Administrative Agent.

(f) Upon the implementation of any Incremental Revolving Facility pursuant to this Section 4.17, (i) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant Incremental Revolving Facility Lender, and each relevant Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding

Letters of Credit and Swingline Loans such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Lenders’ (including each Incremental Revolving Facility Lender) (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swingline Loans shall be held on a pro rata basis on the basis of their respective Revolving Credit Commitments (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Section 4.17) and (ii) the existing Revolving Lenders shall assign Revolving Loans to certain other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding borrowing of Revolving Loans pro rata on the basis of their respective Revolving Credit Commitments (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Section 4.17); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(g) Each Incremental Commitment Agreement shall contain representations and warranties by the Borrower substantially in the form of those made by the Borrower in this Agreement, except for any exceptions, disclosures or modifications reasonably acceptable to the Administrative Agent, the Borrower and the Additional Lender(s) making an Incremental Commitment pursuant to such Incremental Commitment Agreement.

(h) In connection with any Incremental Commitment Agreement pursuant to this Section 4.17, at the direction and as reasonably requested by Administrative Agent to ensure the continuing priority of the Lien of the Mortgages as security for the Loans, (A) the Borrower or Loan Party party to the Mortgages shall enter into, and deliver to the Administrative Agent a Modification and (B) Borrower shall deliver, or cause the title company or local counsel, as applicable, to deliver, to the Administrative Agent local counsel opinions, an endorsement to the relevant title policies, date down(s) or other documents, instruments or evidence of the priority of the Lien of the Mortgages as security for the Loans, each in form and substance reasonably satisfactory to Administrative Agent. In addition, as reasonably requested by the Administrative Agent, the Borrower shall deliver an updated flood hazard certificate for each of the Mortgaged Properties.

4.18. Extension Amendments. (a) The Borrower may at any time and from time to time request that all or a portion, including one or more tranches, of any commitments or the Loans (including any Extended Loans), each existing at the time of such request (each, an “Existing Tranche” and the Loans of such Tranche, the “Existing Loans”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of any Existing Tranche (any such Existing Tranche which has been so extended, “Extended Tranche” and the Loans of such Tranche, the “Extended Loans”) and to provide for other terms consistent with this Section 4.18. In order to establish any Extended Tranche, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Tranche) (an “Extension Request”) setting forth the proposed terms of the Extended Tranche to be established, which terms (other than provided in clause (c) below) shall be identical to those applicable to the Existing Tranche from which they are to be extended (the “Specified Existing Tranche”) except (x) all or any of the final maturity dates of such Extended Tranches may be delayed to later dates than the final maturity dates of the Specified Existing Tranche, (y) (A) the interest margins with respect to the Extended Tranche may be higher or lower than the interest margins for the Specified Existing Tranche and/or (B) additional fees may be payable to the Lenders providing such Extended Tranche in addition to or in lieu of any increased margins contemplated by the preceding clause (A) and (z) the commitment fee, if any, with respect to the Extended Tranche may be higher or lower than the commitment fee, if any, for the Specified Existing Tranche, in each case to the extent provided in the applicable Extension Amendment; provided, that, notwithstanding anything to the contrary in this Section 4.18 or otherwise, (1) such Extended Tranche shall not be, (x) in the case of any Extended Tranche relating to Loans under each of the Term Facilities hereunder, in an amount less than $100,000,000 and shall be in integral multiples of $50,000,000 in excess thereof and (y) in the case of any Extended Tranche relating to Loans under the Revolving Facility hereunder, in an amount less than $50,000,000 and shall be in integral multiples of $25,000,000 in excess thereof, (2) no Extended Tranche shall be secured by or receive the benefit of any collateral, credit support or security that does not secure or support the Existing Tranches, (3) the repayment (other than in connection with a permanent repayment and, if applicable, termination of commitments), the mandatory prepayment and the commitment reduction of any of Loans or Commitments under the Extended Tranches shall be made on a pro rata basis with all other outstanding Loans or Commitments (including all Extended Tranches) respectively; provided, that, Extended Loans may, if the Extending Lenders making such Extended Loans so agree, participate on a less than pro rata basis in any voluntary or mandatory repayment or prepayment or commitment reductions hereunder, (4) the final maturity of any Extended Tranche shall not be earlier than, and if such Extended Tranche is a term facility, shall not have a Weighted Average Life to Maturity shorter than the applicable Specified Existing Tranche, (5) each Lender in the Specified Existing Tranche shall be permitted to participate in the Extended Tranche in accordance with its pro rata share of the Specified Existing Tranche and (6) assignments and participations of Extended Tranches shall be governed by the same assignment and participation provisions applicable to Loans and Commitments hereunder as set forth in Section 11.6. No Lender shall have any obligation to agree to have any of its Existing Loans or, if applicable, commitments of any Existing Tranche converted into an Extended Tranche pursuant to any Extension Request. Any Extended Tranche shall constitute a separate Tranche of Loans (and, if applicable, commitments) from the Specified Existing Tranches and from any other Existing Tranches (together with any other Extended Tranches so established on such date).

(b) The Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the applicable Existing Tranche or Existing Tranches are requested to respond. Any Lender (an “Extending Lender” and with respect to Term Loans an “Extending Term Loan Lender” and with respect to Revolving Commitments an “Extending Revolving Lender”) wishing to have all or a portion of its Specified Existing Tranche converted into an Extended Tranche shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Specified Existing Tranche that it has elected to convert into an Extended Tranche. In the event that the aggregate amount of the Specified Existing Tranche subject to Extension Elections exceeds the amount of Extended Tranches requested pursuant to the Extension Request, the Specified Existing Tranches subject to Extension Elections shall be converted to Extended Tranches on a pro rata basis based on the amount of Specified Existing Tranches included in each such Extension Election.

(c) Extended Tranches shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which may include amendments to provisions related to maturity, interest margins, fees or prepayments referenced in Section 4.18(a) and which, except to the extent expressly contemplated by the penultimate sentence of this Section 4.18(c) and notwithstanding anything to the contrary set forth in Section 11.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Tranches established thereby) executed by the Loan Parties, the Administrative Agent, and the Extending Lenders. No Extension Amendment shall provide for any Extended Tranche in an aggregate principal amount that is less than (x) in the case of any Extended Tranche relating to Loans under either of the Term Facilities hereunder, in an amount less than $100,000,000 and shall be in integral multiples of $50,000,000 in excess thereof and (y) in the case of any Extended Tranche relating to Loans under the Revolving Facility hereunder, in an amount less than $50,000,000 and shall be in integral multiples of $25,000,000 in excess thereof; provided, further, that no

Extension Amendment may provide for (a) any Extended Tranche to be secured by any Collateral or other assets of any Loan Party that does not also secure the Existing Tranches. It is understood and agreed that each Lender has consented to each amendment to this Agreement and the other Loan Documents authorized by this Section 4.18 and the arrangements described above in connection therewith for all purposes requiring its consent, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this Section 4.18 and the arrangements described above in connection therewith. In connection with any Extension Amendment, the Borrower shall, if requested by the Administrative Agent, deliver an opinion of counsel reasonably acceptable to the Administrative Agent as to the enforceability of such Extension Amendment, this Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby.

(d) Notwithstanding anything to the contrary contained in this Agreement, (A) on any date on which any Existing Tranche is converted to extend the related scheduled maturity date(s) in accordance with clause (a) above (an “Extension Date”), in the case of the Specified Existing Tranche of each Extending Lender, the aggregate principal amount of such Specified Existing Tranche shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Tranche so converted by such Lender on such date, and such Extended Tranches shall be established as a separate Tranche from the Specified Existing Tranche and from any other Existing Tranches (together with any other Extended Tranches so established on such date) and (B) if, on any Extension Date, any Revolving Loans of any Extending Lender are outstanding under the applicable Specified Existing Tranches, such loans (and any related participations) shall be deemed to be allocated as Extended Loans (and related participations) and Existing Loans (and related participations) in the same proportion as such Extending Lender’s applicable Specified Existing Tranches to the applicable Extended Tranches so converted by such Lender on such date.

(e) If, in connection with any proposed Extension Amendment, any Lender declines to consent to the applicable extension on the terms and by the deadline set forth in the applicable Extension Request (each such Lender, a “Non-Extending Lender”) then the Borrower may, on notice to the Administrative and the Non-Extending Lender, (A) replace such Non-Extending Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 11.6 (with the assignment fee and any other costs and expenses to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided, that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to obtain a replacement Lender; provided, further, that the applicable assignee shall have agreed to provide Loans and/or a commitment on the terms set forth in such Extension Amendment; and provided, further, that all obligations of the Borrower owing to the Non-Extending Lender relating to the Loans and participations so assigned shall be paid in full at par by the assignee Lender to such Non-Extending Lender concurrently with such Assignment and Assumption or (B) prepay the Loans and, at the Borrower’s option, if applicable, terminate the Commitments of such Non-Extending Lender, in whole or in part, subject to Section 4.11, without premium or penalty. In connection with any such replacement under this Section 4.18, if the Non-Extending Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Assumption and/or such other documentation and (b) the date as of which all obligations of the Borrower owing to the Non-Extending Lender relating to the Loans and participations so assigned shall be paid in full in cash by the assignee Lender to such Non-Extending Lender, then such Non-Extending Lender shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Assumption and/or such other documentation on behalf of such Non-Extending Lender.

(f) This Section 4.18 shall supersede any provisions in Section 4.8 or Section 11.1 to the contrary.

4.19. Refinancing Facilities. (a) At any time after the Restatement Effective Date, the Borrower may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of (A) all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this clause (A) will be deemed to include any then outstanding Incremental Loans under any Incremental Term Commitments) and any then outstanding Refinancing Term Loans or (B) all or any portion of the Revolving Loans (or unused Revolving Commitments or any Incremental Loans or unused Incremental Revolving Commitments or any unused Refinancing Revolving Commitment of Refinancing Revolving Loans) under this Agreement, in the form of (x) Refinancing Term Loans or Refinancing Term Commitments or (y) Refinancing Revolving Loans or Refinancing Revolving Commitments, as the case may be, in each case pursuant to a Refinancing Amendment; provided, that such Credit Agreement Refinancing Indebtedness (i) will rank pari passu or junior in right of payment and of security with the other Loans and Commitments hereunder, (ii) will have such pricing and optional prepayment terms as may be agreed by the Borrower and the Lenders thereof, (iii) (x) with respect to any Refinancing Revolving Loans or Refinancing Revolving Commitments, will have a maturity date that is not prior to the maturity date of Revolving Loans (or unused Revolving Commitments) being refinanced and (y) with respect to any Refinancing Term Loans or Refinancing Term Commitments, will have a maturity date that is not prior to the maturity date of, and will have a Weighted Average Life to Maturity that is not shorter than, the Term Loans being refinanced, (iv) will have such pricing, premiums, optional prepayment terms and financial covenants as may be agreed by the Borrower and the Lenders thereof and (v) will have other terms and conditions that are substantially identical to (or in the case of Refinancing Notes are on market terms or are substantially identical to), or (taken as a whole) are no more favorable to the investors providing such Credit Agreement Refinancing Indebtedness than the Refinanced Debt; provided, further that the terms and conditions applicable to such Credit Agreement Refinancing Indebtedness may provide for any additional or different financial or other covenants or other provisions that are agreed between the Borrower and the Lenders thereof and applicable only during periods after the Latest Maturity Date that is in effect on the date such Credit Agreement Refinancing Indebtedness is issued, Incurred or obtained. The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 6.1 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Restatement Effective Date (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent). Each Tranche of Credit Agreement Refinancing Indebtedness Incurred under this Section 4.19 shall be in an aggregate principal amount that is (x) not less than $100,000,000 in the case of Refinancing Term Loans or $50,000,000 in the case of Refinancing Revolving Loans and (y) an integral multiple of $50,000,000 in excess thereof in the case of Refinancing Term Loans or $25,000,000 in excess thereof in the case of Refinancing Revolving Loans. Any Refinancing Amendment may provide for the issuance of Letters of Credit for the account of the Borrower, or the provision to the Borrower of Swingline Loans, pursuant to any Refinancing Revolving Commitments established thereby, in each case on terms substantially equivalent to the terms applicable to Letters of Credit and Swingline Loans under the Revolving Commitments and in each case with the consent of the applicable issuing lenders and swingline lenders. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness Incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Refinancing Term Loans, Refinancing Revolving Loans, Refinancing Revolving Commitments and/or Refinancing Term Commitments). Any

Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section. In addition, if so provided in the relevant Refinancing Amendment and with the consent of each Issuing Lender, participations in Letters of Credit expiring on or after the Revolving Termination Date shall be reallocated from Lenders holding Revolving Commitments to Lenders holding extended revolving commitments in accordance with the terms of such Refinancing Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Commitments, be deemed to be participation interests in respect of such Revolving Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly.

(b) This Section 4.19 shall supersede any provisions in Section 4.8 or Section 11.1 to the contrary.

SECTION 5. REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to each Agent and each Lender that, unless otherwise specified, on and as of the Restatement Effective Date and on and as of each date as required by Section 6.1(b):

5.1. Financial Condition. The audited consolidated balance sheets and the related consolidated statements of income and of cash flows of the Borrower and its consolidated Subsidiaries at on or about December 31, 2013 reported on by and accompanied by an unqualified report from KPMG LLP, and as at on or about December 31, 2012 and on or about December 31, 2011, in each case present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries, as at such dates and their consolidated results of operations and consolidated cash flows for the fiscal years then ended. All such financial statements, including the related schedules and notes (if any) thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firms of accountants and disclosed therein). As of the Restatement Effective Date, no Group Member has any material Guarantee Obligations, contingent liabilities or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph other than as contemplated by the Loan Documents.

5.2. No Change. There has not been since December 31, 2013, any development or event that has had or would reasonably be expected to have a Material Adverse Effect.

5.3. Corporate Existence; Compliance with Law. Each of the Borrower and its Material Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the organizational power and authority, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent the failure to be so qualified would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law and Organizational Documents, except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.4. Power; Authorization; Enforceable Obligations. Each Loan Party has the organizational power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit under this Agreement. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit under this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Restatement Effective Date Transactions, the extensions of credit hereunder or the execution, delivery, performance, validity or enforceability of the Loan Documents except (i) consents, authorizations, filings and notices described in Schedule 5.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect except as specifically described in Schedule 5.4 and (ii) the filings referred to in Section 5.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, each other Loan Document upon execution will constitute the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.5. No Legal Bar. No execution, delivery and performance of the Loan Documents and, the issuance of Letters of Credit and the borrowings hereunder do not and will not violate in any material respect any Requirement of Law, Organizational Documents or any material Contractual Obligation of the Borrower or any Material Subsidiary or result in or require the creation or imposition of any Lien on any property or revenues of the Borrower or any Material Subsidiary in any material respect pursuant to any Requirement of Law, Organizational Documents or material Contractual Obligation (other than the Liens created by the Security Documents). No Group Member is subject to any Requirement of Law, Organizational Documents or Contractual Obligation that has had or would reasonably be expected to have a Material Adverse Effect.

5.6. Litigation. Except as set forth on Schedule 5.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against any Group Member or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that would reasonably be expected to have a Material Adverse Effect.

5.7. No Default. No Default or Event of Default has occurred and is continuing.

5.8. Ownership of Property; Liens; Insurance. Each of the Borrower and its Material Subsidiaries has good and indefeasible title to the Mortgaged Properties, and to the knowledge of the Borrower, has good and valid title to, or a valid leasehold interest in, all its other material property and none of such property is subject to any Lien except Permitted Liens.

5.9. Intellectual Property. Each Group Member owns, or is licensed to use, all material Intellectual Property necessary for the conduct of its business as currently conducted, except to the extent such failure to own or possess the right to use, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, (a) no claim has been asserted and is pending against any Group Member by any Person challenging or questioning the use of any Intellectual Property, or the validity or effectiveness of any Intellectual Property owned by any Group Member, nor does the Borrower know of any valid basis for any such claim and (b) the use of Intellectual Property by each Group Member does not infringe on the rights of any Person in any material respect.

5.10. Taxes. Each Group Member has filed or caused to be filed all Federal and state income and other material tax returns that are required to be filed and has paid all material taxes due and payable by such Group Member or any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings (if any) and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member); as of the Restatement Effective Date, no tax Lien has been filed (other than Liens for taxes not yet delinquent or that are being contested in good faith by appropriate proceedings), and, to the knowledge of the Borrower, no claim is being asserted, with respect to any material tax, fee or other charge. No Group Member intends to treat the Loan, the Restatement Effective Date Transactions, or any other transaction contemplated hereby as being a “reportable transaction” (within the meaning of Treasury Regulation section 1.6011-4).

5.11. Federal Regulations. No part of the proceeds of any Loans or Revolving Extensions of Credit will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board, including, without limitation, Regulation T, Regulation U or Regulation X of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

5.12. Labor Matters. Except as, in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Group Member pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of each Group Member have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Group Member on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Group Member.

5.13. ERISA. Neither a Reportable Event nor a failure to satisfy the minimum funding standard (within the meaning of Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan for which any Group Member or Commonly Controlled Entity has a material unpaid liability, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. No Group Member or Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or would reasonably be expected to result in a material liability under ERISA, and no Group Member or Commonly Controlled Entity would become subject to any material liability under ERISA if any Group Member or Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. No Group Member has any liability with respect to any employee benefit plan that is not subject to the laws of the United States or a political subdivision thereof that would reasonably be expected to result in a Material Adverse Effect.

5.14. Investment Company Act; Other Regulations. No Group Member is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Material Subsidiary is subject to regulation under any Requirement of Law or restriction under its Organizational Documents (other than Regulation X of the Board) that limits its ability to Incur Indebtedness under this Agreement.

5.15. Restricted Subsidiaries. As of the Restatement Effective Date, (a) Schedule 5.15 sets forth the name and jurisdiction of organization of each Restricted Subsidiary and, as to each such Restricted Subsidiary, the percentage of each class of Capital Stock owned by any Group Member and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments of any nature relating to any Capital Stock of the Group Member (other than the Borrower), except as created by the Loan Documents.

5.16. Use of Proceeds. (a) The proceeds of any Term Loans made on the Restatement Effective date shall be used to prepay Existing Term Loans and outstanding incremental term loans under the Existing Credit Agreement and any amounts that remain unutilized after the consummation of the Restatement Effective Date Transactions may be used by the Borrower and its Subsidiaries after the Restatement Effective Date for ongoing working capital needs and general corporate purposes and (b) after the Restatement Effective Date, the Borrower and its Subsidiaries may use proceeds from Revolving Loans, Letters of Credit, Swingline Loans and proceeds of any Incremental Loans for working capital, Permitted Acquisitions or other general corporate purposes.

5.17. Environmental Matters. Except as, in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect:

(a) Except as listed on Schedule 5.17, the facilities and properties currently owned, leased or operated by any Group Member (the “Properties”) do not contain either (a) any Materials of Environmental Concern or (b) contamination in amounts or concentrations or under circumstances, in either case that constitute, or could reasonably be expected to give rise to liability under, any Environmental Law;

(b) Except as listed on Schedule 5.17, no Group Member has received any written notice of violation, alleged violation, non-compliance or liability or potential liability, under Environmental Laws with regard to any of the Properties or any Group Member’s operation of any of the Properties or the business operated by any Group Member (the “Business”), nor does the Borrower have knowledge that any such notice is likely to be received or is being threatened;

(c) the Group Members (i) conduct the Business in compliance with Environmental Law, (ii) hold all Environmental Permits (each of which is in full force and effect) required pursuant to Environmental Law for the conduct of the Business; and (iii) are in compliance with all such Environmental Permits;

(d) Except as listed on Schedule 5.17, Materials of Environmental Concern have not been transported or disposed of by or on behalf of any Group Member from the Properties in violation of, or in a manner or to a location that would give rise to liability under, any Environmental Law, nor during any Group Member’s ownership or operation of the Properties or, to the knowledge of the Borrower, at any formerly owned, leased or operated facilities or properties (“Former Properties”) have any Materials of Environmental Concern been generated, treated, stored or disposed of, released or threatened to be released at, on or under any of the Properties or Former Properties or otherwise in connection with the Business in violation of Environmental Law, or in a manner that could give rise to liability under, any Environmental Law; and

(e) Except as listed on Schedule 5.17, no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Group Member is or is reasonably likely to be named as a party with respect to the Properties, the Business or, to the knowledge of the Borrower, any Former Properties, nor are there any consent decrees, consent orders, administrative orders or other orders, or other binding administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties, the Business or, to the knowledge of the Borrower, any Former Properties.

5.18. Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other material document, certificate or statement furnished by or on behalf of any Group Member to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, taken as a whole, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the Restatement Effective Date), any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not materially misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

5.19. Security Documents. (a) The Amended and Restated Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds and products thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally. In the case of the Pledged Stock described in the Amended and Restated Guarantee and Collateral Agreement, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Amended and Restated Guarantee and Collateral Agreement, to the extent provided therein, when financing statements, other filings specified on Schedule 4 to the Amended and Restated Guarantee and Collateral Agreement in appropriate form are filed in the offices specified on Schedule 4 to the Amended and Restated Guarantee and Collateral Agreement and the other actions described in Section 4.3 of the Amended and Restated Guarantee and Collateral Agreement are completed, the Amended and Restated Guarantee and Collateral Agreement shall be effective to create a perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Amended and Restated Guarantee and Collateral Agreement), in each case (to the extent provided therein) prior and superior in right to any other Person (except for Permitted Liens);

(b) Upon execution thereof, each of the Mortgages shall be effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds and products thereof, and when the Mortgages are filed in the offices specified therein, each such Mortgage shall constitute, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (to the extent provided therein) a perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case (except as expressly set forth therein) prior and superior in right to any other Person (except for Permitted Liens). Schedule 1.1(a) lists, as of the Restatement Effective Date, each parcel of owned real property located in the United States and held by the Borrower or any of its Restricted Subsidiaries that has a value, in the reasonable opinion of the Borrower, in excess of $6,000,000.

(c) When delivered and at all times thereafter, each Intellectual Property Security Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Intellectual Property Collateral described therein and the proceeds and products thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally. Upon the filing of (i) each Intellectual Property Security Agreement in the appropriate indexes of the United States Patent and Trademark Office (the “PTO”) relative to United States patents and United States trademarks, and the United States Copyright Office relative to United States copyrights, if any, and the taking of appropriate actions with respect to Intellectual Property which is the subject of a registration or application outside the United States under applicable local laws, together with provision for payment of all requisite fees, and (ii) financing statements in appropriate form for filing in the offices specified on Schedule 4 of the Amended and Restated Guarantee and Collateral Agreement, each Intellectual Property Security Agreement shall constitute (to the extent provided in the Amended and Restated Guarantee and Collateral Agreement) a perfected Lien on, and security interests in, all right, title and interest of the Loan Parties in such Intellectual Property Collateral and the proceeds and products thereof, as security for the Obligations (as defined in the Amended and Restated Guarantee and Collateral Agreement), in each case (except as expressly set forth therein) prior and superior in right to any other Person (except for Permitted Liens); provided, that subsequent filings in the PTO and United States Copyright Office and actions and filings under applicable law to obtain the equivalent perfection may be necessary with respect to registrations for Intellectual Property acquired by any Loan Party after the date hereof.

5.20. Solvency. The Loan Parties, on a consolidated basis, are, and after giving effect to the Restatement Effective Date Transactions and the Incurrence of all Indebtedness and obligations being Incurred in connection herewith and therewith will be, Solvent.

5.21. Regulation H. No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in respect of which the procurement of flood insurance is required by any Requirement of Law, unless such flood insurance has been obtained and is in full force and effect.

5.22. Anti-Terrorism Laws. (a) No Group Member or any Affiliate of any Group Member is in violation of (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (ii) the PATRIOT Act or (iii) or any other similar anti-terrorism laws. No part of the proceeds of the Loans or the Revolving Extensions of Credit will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

No Group Member or Affiliate of any Group Member is any of the following (each a “Blocked Person”):

(i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 (the “Executive Order”);

(ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224;

(iii) a Person or entity with which any bank or other financial institution is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224;

(v) a Person or entity that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or

(vi) a Person or entity who is affiliated with a Person or entity listed above.

No Group Member knowingly (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224.

5.23. Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Affiliated Persons and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Affiliated Persons and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Affiliated Person or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Affiliated Person that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by the Credit Agreement will violate Anti-Corruption Laws or applicable Sanctions.

SECTION 6. CONDITIONS PRECEDENT

6.1. Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on the date of this Agreement or any other date is subject to the satisfaction of the following conditions precedent:

(a) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

(b) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(c) Borrowing Notices. The Administrative Agent shall have received (i) a notice of borrowing pursuant to Section 3.2 or 3.4, as the case may be, in connection with any borrowing under the Revolving Commitments or Swingline Loans or (ii) an Application pursuant to Section 3.8 for issuance of a Letter of Credit on behalf of the Borrower.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 6.1 have been satisfied.

SECTION 7. AFFIRMATIVE COVENANTS

The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or Agent hereunder, the Borrower shall and shall cause each of its Restricted Subsidiaries to:

7.1. Financial Statements. Furnish to the Administrative Agent and each Lender:

(a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year and the current year budget, reported on without any material qualification or exception including a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG LLP or other independent certified public accountants of nationally recognized standing; and

(b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower (or, in the case of the first fiscal quarter ending after the Restatement Effective Date, 60 days after the end of such fiscal quarter), the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year and the current year budget, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes).

(c) All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

(d) Notwithstanding the foregoing such financial statements may be delivered in the form and with the accompanying certifications required by applicable Requirements of Law for filing Forms 10-K and Forms 10-Q with the SEC.

7.2. Certificates; Other Information. Furnish to the Administrative Agent and each Lender (or, in the case of clause (g), to the relevant Lender):

(a) concurrently with the delivery of any financial statements pursuant to Section 7.1, (i) a certificate of a Responsible Officer stating that, to the knowledge of such Responsible Officer, each Group Member during such period has observed in all material respects or performed in all material respects all of the applicable covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it in all material respects, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, in each case except as specified in such certificate and (ii)(x) a Compliance Certificate containing all information and calculations reasonably necessary for determining compliance by each Group Member with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and, if applicable, for determining the Applicable Margins and Commitment Fee Rate, and (y) to the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party and, concurrently with the delivery of any financial statements pursuant to Section 7.1(a) only, a listing of any registered or applied-for material Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Restatement Effective Date);

(b) as soon as available, and in any event no later than 45 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect, it being recognized by the Lenders that the projections and pro forma financial information contained in the material referenced above is based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made and that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount;

(c) if the Borrower is not then a reporting company under the Exchange Act within 45 days after the end of each fiscal quarter of the Borrower (90 days, in the case of the fourth fiscal quarter of any Fiscal Year, and 60 days, in the case of the first fiscal quarter ending after the Restatement Effective Date), a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;

(d) no later than five Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to any Securitization;

(e) within five Business Days after the same are sent, copies of all financial statements and reports that any Parent or the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five Business Days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC;

(f) concurrently with the delivery of any document or notice required to be delivered pursuant to Section 7.1 or 7.2, Borrower shall indicate in writing whether such document or notice contains Non-public Information. Borrower and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to any Group Member or their securities) and, if documents or notices required to be delivered pursuant to Section 7.1 or 7.2 or otherwise are being distributed through IntraLinks/IntraAgency, SyndTrak or another relevant website or other information platform (the “Platform”), any document or notice that Borrower has indicated contains Non-public Information shall not be posted on that portion of the Platform designated for such public-side Lenders. If Borrower has not indicated whether a document or notice delivered pursuant to Section 7.1 or 7.2 contains Non-public Information, Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material nonpublic information with respect to the Group Members and their securities; and

(g) promptly, such additional financial and other information (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Administrative Agent or any Lender may from time to time reasonably request.

7.3. Payment of Obligations; Payment of Taxes. (a) Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Group Member or where failure to pay, discharge or otherwise satisfy such material obligations, in the aggregate, has not had and would not reasonably be expected to result in a Material Adverse Effect; and

(b) pay all material Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such Tax need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (a) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefore and for any accrued interest and potential penalties or other costs relating thereto, (b) in the case of a Tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any material portion of the Collateral to satisfy such Tax or claim and (c) any Tax or claim determined to be due, together with any interest or penalties thereon is promptly paid after final resolution of such contest.

7.4. Maintenance of Existence; Compliance. (a) (i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary to conduct its business, except, in each case, as otherwise permitted by Section 8.4 and except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Affiliated Persons and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

7.5. Maintenance of Property; Insurance. (a) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect and (b) maintain with reputable insurance companies insurance on all its property in at least such amounts and against such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business.

7.6. Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit, upon reasonable prior notice, any persons designated by the Administrative Agent, or upon the occurrence and during the continuance of an Event of Default, any Lender, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at such reasonable times and upon reasonable intervals and to discuss the business, operations, properties and financial and other condition of the Group Members with officers of the Group Members and with their independent certified public accountants at such reasonable times and upon reasonable intervals, in each case as any Administrative Agent or, upon the occurrence of and during the continuance of an Event of Default, any Lender may reasonably request; provided, that, unless an Event of Default has occurred and is continuing, such visitation and inspection rights may only be exercised by the Administrative Agent once per calendar year.

7.7. Notices. Promptly upon any Responsible Officer of any Group Member acquiring knowledge thereof, give notice to the Administrative Agent and each Lender of the following:

(a) the occurrence of any Default or Event of Default;

(b) any (i) default or event of default under any Contractual Obligation of any Group Member or (ii) litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, that is reasonably expected to be determined adversely and, if so determined, would reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding affecting any Group Member (i) which is reasonably expected to be determined adversely and, if so determined, would have or would reasonably be expected to have a Material Adverse Effect, (ii) in which injunctive or other temporary or specific relief is sought which, if granted, would reasonably be expected to have a Material Adverse Effect or (iii) which relates to any Loan Document;

(d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, the incurrence of a failure to satisfy the minimum funding standard (as defined in Sections 412 and 430 of the Code and Sections 302 and 303 of ERISA) (whether or not waived) with respect to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

(e) any development or event that has had or would reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 7.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action, if any, the relevant Group Member proposes to take with respect thereto.

7.8. Environmental Laws. (a) Comply in all material respects and conduct the Business in compliance with, and make all commercially reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all Environmental Laws, and obtain and comply in all material respects with and maintain, and make all commercially reasonable efforts to ensure that all tenants and subtenants, if any, obtain and comply in all material respects with and maintain, any and Environmental Permits required pursuant to Environmental Law for the conduct of the Business or their respective operations, in each case except for any such non-compliance or failure to obtain, individually or in the aggregate, would not be expected to result in a Material Adverse Effect.

(b) Unless being contested in good faith, conduct and complete in all material respects all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws; provided, that compliance within deadlines set by such orders or authorities shall be deemed to be prompt.

7.9. Additional Collateral, etc. (a) With respect to any owned property acquired after the Restatement Effective Date by the Borrower or any Subsidiary Guarantor as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien (except as expressly set forth in the applicable Security Document), within thirty (30) days of such acquisition (or within such longer period of time as reasonably consented to by the Administrative Agent) (i) execute and deliver to the Administrative Agent such amendments to the Amended and Restated Guarantee and Collateral Agreement or such other documents as the Administrative Agent reasonably deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such property and (ii) take all actions reasonably necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a (except as expressly set forth in the applicable Security Document) perfected security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Amended and Restated Guarantee and Collateral Agreement or by law or as may be reasonably requested by the Administrative Agent.

(b) With respect to any fee simple interest in any real property having a value of at least $6,000,000 acquired after the Restatement Effective Date by the Borrower or any Subsidiary Guarantor within sixty (60) days of such acquisition (or within such longer period of time as reasonably consented to by the Administrative Agent) (A) execute, acknowledge and deliver a Mortgage in favor of the Administrative Agent, for the benefit of the Secured Parties, in an amount no greater than 125% of the purchase price if the property is located in a state with mortgage recording tax covering such real property, (B) if requested by the Administrative Agent, provide the Secured Parties with (1) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (and endorsements thereto) as well as a current ALTA survey thereof, together with a surveyor’s certificate and (2) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent, (C) a flood hazard certificate, certified to the Administrative Agent, specifying whether such real property is located in a special flood hazard zone and if so, evidence of flood insurance as required by any Requirement of Law and (D) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(c) With respect to any new Restricted Subsidiary (other than a Foreign Subsidiary) created or acquired after the Restatement Effective Date by any Group Member (which, for the purposes of this paragraph (c), shall include any existing Restricted Subsidiary that ceases to be a Foreign Subsidiary or an Excluded Subsidiary), promptly (or within such period of time as reasonably consented to by the Administrative Agent) (i) execute and deliver to the Administrative Agent such amendments to the Amended and Restated Guarantee and Collateral Agreement as the Administrative Agent reasonably deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected security interest in the Capital Stock of such new Restricted Subsidiary that is owned by any Group Member, (ii) deliver to the Administrative Agent the certificates, if any, representing such Capital Stock, together with undated stock powers or equivalents, in blank, executed and delivered by a duly authorized officer of the relevant Group Member, (iii) cause such new Restricted Subsidiary (other than any Securitization Subsidiary) (A) to become a party to the Amended and Restated Guarantee and Collateral Agreement, (B) to take such actions reasonably necessary or reasonably advisable to grant to the Administrative Agent for the benefit of the Secured Parties a (to the extent provided in the Amended and Restated Guarantee and Collateral Agreement) perfected security interest in the Collateral described in the Amended and Restated Guarantee and Collateral Agreement with respect to such new Restricted Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Amended and Restated Guarantee and Collateral Agreement or by law or as may be reasonably requested by the Administrative Agent and (C) to deliver to the Administrative Agent a certificate of such Restricted Subsidiary, substantially in the form of Exhibit C, with appropriate insertions and attachments, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(d) With respect to (i) any new Foreign Subsidiary created or acquired after the Restatement Effective Date by any Group Member (other than by any Group Member that is a Foreign Subsidiary) that is a Material Foreign Subsidiary or a direct or indirect parent of any Material Subsidiaries, or (ii) any Foreign Subsidiary that becomes a Material Foreign Subsidiary or is a direct or indirect parent of any Subsidiary that becomes a Material Foreign Subsidiary, promptly (A) (or within such period of time as reasonably consented to by the Administrative Agent) execute and deliver to the Administrative Agent such amendments or supplements to the Amended and Restated Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a (except as expressly set forth in the Amended and Restated Guarantee and Collateral Agreement) perfected security interest in the Capital Stock of such new Foreign Subsidiary that is owned by any such Group Member (provided, that in no event shall more than 65% of the total outstanding voting Capital Stock of any such new Foreign Subsidiary be required to be so pledged), (B) deliver to the Administrative Agent the certificates, if any, representing such Capital Stock, together with undated stock powers or equivalents, in blank, executed and delivered by a duly authorized officer of the relevant Group Member, as the case may be, and take such other action as may be reasonably necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein, and (C) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(e) If at any time the aggregate amount of Consolidated EBITDA or Consolidated Total Assets attributable to all Subsidiaries that are not Material Subsidiaries exceeds five percent (5.0%) of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for any such period or five percent (5.0%) of Consolidated Total Assets of the Borrower and its Restricted Subsidiaries as of the end of any such fiscal quarter, the Borrower (or, in the event the Borrower has failed to do so within forty-five (45) days, the Administrative Agent) shall designate sufficient Domestic Subsidiaries as “Material Domestic Subsidiaries” or sufficient Foreign Subsidiaries as “Material Foreign Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Material Domestic Subsidiaries or Material Foreign Subsidiaries, respectively.

(f) Promptly after the consummation of any Permitted Foreign Investment, (or within such period of time as reasonably consented to by the Administrative Agent) execute and deliver to the Administrative Agent such amendments or supplements to the Amended and Restated

Guarantee and Collateral Agreement and the Security Documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a (except as expressly set forth in the Amended and Restated Guarantee and Collateral Agreement) perfected security interest in any promissory notes required to be delivered in accordance with the definition of Permitted Foreign Investment.

7.10. Use of Proceeds. Use the proceeds of the Loans only for the purposes specified in Section 5.16.

7.11. Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the borrower or any Restricted Subsidiary which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will, if reasonably requested by the Administrative Agent, use commercially reasonable efforts to execute and deliver, or to cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lenders may be required to obtain from the Borrower or any of its Restricted Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

7.12. Post-Closing Items. Deliver the items described on Schedule 7.12 within the period or by the date specified therein or, within such longer period of time or by such later date as reasonably consented to by the Administrative Agent.

SECTION 8. NEGATIVE COVENANTS

The Borrower hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or Agent hereunder, the Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

8.1. Financial Condition Covenant. Maximum Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio, as of any date set forth below on which any Revolving Loans are outstanding, to exceed the amount set forth opposite such date below:

Last Day of Fiscal Quarter Ending On or About	Maximum Consolidated Senior Secured Leverage Ratio
June 30, 2014	4.00:1.00
September 30, 2014	4.00:1.00
December 31, 2014	3.75:1.00
March 31, 2015	3.75:1.00
June 30, 2015	3.75:1.00
September 30, 2015	3.75:1.00
December 31, 2015	3.50:1.00
March 31, 2016	3.50:1.00

Last Day of Fiscal Quarter Ending On or About	Maximum Consolidated Senior Secured Leverage Ratio
June 30, 2016	3.50:1.00
September 30, 2016	3.50:1.00
December 31, 2016	3.25:1.00
March 31, 2017	3.25:1.00
June 30, 2017	3.25:1.00
September 30, 2017	3.25:1.00
December 31, 2017 and the last day of each Fiscal Quarter thereafter	3.00:1.00

8.2. Indebtedness. Create, issue, assume, become liable in respect of or otherwise Incur, or suffer to exist, any Indebtedness, except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) Indebtedness (i) of the Borrower to any Restricted Subsidiary, (ii) of any Subsidiary Guarantor to the Borrower or any other Restricted Subsidiary, (iii) of any Restricted Subsidiary that is not a Subsidiary Guarantor to any other Restricted Subsidiary that is not a Subsidiary Guarantor and (iv) subject to Section 8.7(j) and Section 8.7(z), of any Restricted Subsidiary that is not a Subsidiary Guarantor to the Borrower or any Subsidiary Guarantor;

(c) Guarantee Obligations Incurred in the ordinary course of business by the Borrower or any of its Restricted Subsidiaries of obligations of the Borrower, any Subsidiary Guarantor and, subject to Section 8.7(j), of any Restricted Subsidiary that is not a Subsidiary Guarantor; and Guarantee Obligations Incurred by any Restricted Subsidiary that is not a Subsidiary Guarantor of obligations of any other Restricted Subsidiary that is not a Subsidiary Guarantor;

(d) Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on the Restatement Effective Date and listed on Schedule 8.2(d) and any Permitted Refinancing thereof;

(e) Indebtedness (including Capital Lease Obligations) secured by Liens permitted by Section 8.3(g) in an aggregate principal amount not to exceed, immediately after giving effect to the issuance or Incurrence of such Indebtedness and taken together with all such Indebtedness Incurred and then outstanding under this Section 8.2(e), the greater of (i) $50,000,000 and (ii) 1.0% of Consolidated Total Assets for the period of four (4) consecutive fiscal quarters ending as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 7.1 and any Permitted Refinancing of such Indebtedness;

(f) Hedge Agreements permitted under Section 8.11;

(g) Indebtedness of Foreign Subsidiaries, and guarantees thereof by Foreign Subsidiaries, in an aggregate principal amount not to exceed $175,000,000 at any time;

(h) Unsecured Indebtedness of Borrower in respect of Management Advances in an aggregate principal amount not to exceed $10,000,000 Incurred in any fiscal year;

(i) guarantees of Indebtedness of directors, officers and employees of Borrower or any of its Restricted Subsidiaries in respect of expenses of such Persons in connection with relocations and other ordinary course of business purposes, if the aggregate amount of Indebtedness so guaranteed, when added to the aggregate amount of unreimbursed payments theretofore made in respect of such guarantees and the amount of Investments then outstanding under Section 8.7(f), shall not at any time exceed $10,000,000;

(j) (i) Indebtedness of a Restricted Subsidiary of the Borrower acquired in a Permitted Acquisition and outstanding at the time of such Permitted Acquisition, (ii) Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness if (x) such Indebtedness was not Incurred in connection with, or anticipation or contemplation of such Permitted Acquisition and (y) the aggregate principal amount of such Indebtedness does not at any time exceed $50,000,000, and (iii) any Permitted Refinancing of such Indebtedness under clauses (i) or (ii);

(k) guarantees of Indebtedness of a Person which is not a Restricted Subsidiary of the Borrower and in which the Borrower or a Restricted Subsidiary made an investment permitted by Section 8.7(m) or preferred Capital Stock of a Foreign Subsidiary which such Foreign Subsidiary is obligated to purchase, redeem, retire or otherwise acquire, if the aggregate outstanding principal amount so guaranteed and the aggregate outstanding redemption value of such Capital Stock, when added to (i) unreimbursed payments theretofore made in respect of such guarantees and (ii) Investments then outstanding under Section 8.7(m), does not at any time exceed $10,000,000;

(l) to the extent constituting Indebtedness, obligations of any Group Member which is the seller or servicer in a Permitted Securitization in respect of any Standard Securitization Undertakings as to such Permitted Securitization and Guarantee Obligations of the Borrower or any other Loan Party as to such Indebtedness;

(m) Indebtedness which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations (including in connection with workers’ compensation), or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case Incurred in the ordinary course of business;

(n) Indebtedness in respect of Specified Cash Management Obligations, netting services, overdraft protections and otherwise in connection with deposit accounts;

(o) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties, surety bonds or performance bonds securing the performance of the Borrower or any of its Restricted Subsidiaries pursuant to such agreements, in connection with permitted Investments or permitted Dispositions;

(p) Indebtedness consisting of promissory notes issued to present or former officers, directors or employees of any Group Member upon the death, disability, retirement or termination of employment or service of such officer, director or employee or otherwise to finance the purchase or redemption of Capital Stock of Borrower, to the extent the applicable Restricted Payment is permitted by Section 8.6;

(q) unsecured Indebtedness representing insurance premiums owing in the ordinary course of business;

(r) Indebtedness of one or more Canadian Subsidiaries of the Borrower to the Borrower or any other Loan Party in an aggregate outstanding principal amount not at any time exceeding the aggregate principal amount of such Indebtedness outstanding on the Restatement Effective Date plus $25,000,000;

(s) Indebtedness in respect of bid, workers’ compensation claims, self-insurance obligations, bankers’ acceptances, performance or surety, appeal or similar bonds issued for the account of and completion guarantees and other similar obligations provided by any Group Member in each case in the ordinary course of business and consistent with past practices, including guarantees or obligations with respect to letters of credit supporting such bid bonds, performance bonds, surety bonds and similar obligations;

(t) Indebtedness representing deferred compensation to employees of the Borrower and its Restricted Subsidiaries permitted by the terms of this Agreement and Incurred in the ordinary course of business and substantially consistent with past practices;

(u) Permitted Pari Passu Refinancing Debt, Permitted Junior Refinancing Debt, Permitted Unsecured Refinancing Indebtedness and any Permitted Refinancing thereof;

(v) (i) Indebtedness of the Borrower in respect of one or more series of senior unsecured notes or senior secured notes that, to the extent secured by any of the Collateral, will be secured by the Collateral on a pari passu (but without regard to the control of remedies) or junior basis, that are issued or made in lieu of Incremental Loans; provided that (A) such Indebtedness is not scheduled to mature prior to the date that is 181 days after the Latest Maturity Date, (B) the aggregate principal amount of all such Indebtedness Incurred pursuant to this clause (v) shall not exceed, (x) when taken together with the aggregate outstanding principal amount of the unutilized Incremental Commitments and all Incremental Loans and any other amounts Incurred pursuant to this Section 8.2(v) in reliance on the Fixed Incremental Amount, the Fixed Incremental Amount, in each case, plus (y) if the Consolidated Senior Secured Leverage Ratio after giving effect to the Incurrence thereof is less than or equal to 3.50 to 1.00 (assuming for purposes of such calculation that the commitments under the Revolving Facility are fully drawn and assuming that any unsecured notes pursuant to this Section are deemed to be secured ratably with the Facilities for purposes of calculating the Consolidated Senior Secured Leverage Ratio), an unlimited amount, (C) such Indebtedness is not guaranteed by any Restricted Subsidiaries other than the Subsidiary Guarantors, (D) in the case of such Indebtedness that is secured, the obligations in respect thereof shall not be secured by any property or assets of the Borrower or any Restricted Subsidiary other than the Collateral and the security agreements relating to such Indebtedness are substantially the same as the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (E) after giving pro forma effect to any Incurrence or discharge of Indebtedness on the date such debt is Incurred and all related transactions as if completed on the first day of the twelve month period ending on the most recent Test Date, the Borrower would have been in compliance with Section 8.1 on the Test Date (assuming compliance with Section 8.1, as originally in effect or amended in accordance with the date hereof, was required on the Test Date), (F) such unsecured notes or senior secured notes shall not provide for any scheduled prepayments of principal prior to the final maturity date of such notes and (G) if such Indebtedness is secured, a Senior Representative validly acting on behalf of the holders of such Indebtedness shall have become party to, if secured on a pari passu basis, a Pari Debt Intercreditor Agreement and, if secured on a junior basis, an Intercreditor Agreement, and (ii) any Permitted Refinancing thereof.

(w) unsecured Indebtedness of the Borrower and unsecured Guarantee Obligations of Subsidiary Guarantors in respect thereof if (i) such Indebtedness and Guarantee Obligations (A) mature no earlier than the Latest Maturity Date and (B) do not require any mandatory prepayments, redemptions, sinking fund payments or purchase offers prior to maturity, except in case of certain customary asset sales or changes of control and (ii) on the date of the Incurrence of such Indebtedness, and any Permitted Refinancing in respect thereof, as the case may be, after giving effect to the Incurrence thereof, the Consolidated Coverage Ratio would be greater than 2.00 to 1.00;

(x) additional Indebtedness of the Group Members in an aggregate principal amount not to exceed $100,000,000 at any one time outstanding; and

(aa) Indebtedness in connection with the Atlanta IRB Transaction and any Permitted Refinancing thereof.

The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an Incurrence of Indebtedness for purposes of this Section 8.2. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP.

8.3. Liens. Create, become subject to, assume or otherwise incur, or suffer to exist, any Lien upon any of its property, whether now owned or hereafter acquired, except for:

(a) Liens for taxes, assessments or government charges not yet due or that are being contested in good faith by appropriate proceedings, provided, that reserves with respect thereto are maintained on the books of the relevant Group Member in conformity with GAAP;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 60 days or that are being contested in good faith by appropriate proceedings;

(c) pledges or deposits in connection with workers’ compensation, unemployment insurance, old age pensions, or other social security or retirement benefits or similar legislation;

(d) (i) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business or (ii) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers;

(e) easements, rights-of-way, restrictions (including zoning restrictions) and other similar encumbrances and minor title defects or matters that would be disclosed in an accurate survey affecting real property incurred in the ordinary course of business that, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of any Group Member or materially detract from the value of the real property subject thereto;

(f) Liens created pursuant to the Loan Documents (including any Liens created to secure the Existing Credit Agreement and any related UCC financing statements);

(g) Liens securing Indebtedness permitted by Section 8.2(e) if (i) such Liens are created substantially simultaneously with the Incurrence of such Indebtedness (for the acquisition of certain property) or within 270 days thereafter and (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness (except for additions and accessions to such assets, replacements and products thereof and customary deposits); provided, that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender;

(h) any interest or title of a lessor under any lease entered into by a Group Member in the ordinary course of its business and covering only the assets so leased and other statutory and common law landlords’ liens under leases;

(i) Liens in existence on the Restatement Effective Date listed on Schedule 8.3(i) (including the Atlanta IRB Transaction) and modifications, replacements, renewals or extensions thereof, provided, that no such Lien is spread to cover any additional property after the Restatement Effective Date and the amount of the aggregate obligations, if any, secured by any such Lien are not increased;

(j) attachment and judgment Liens, to the extent and for so long as the underlying judgments and decrees do not constitute an Event of Default pursuant to Section 9;

(k) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Restricted Subsidiary in existence at the time such Restricted Subsidiary is acquired pursuant to a Permitted Acquisition, if (i) any Indebtedness secured by such Liens is permitted by Section 8.2(j), and (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of any Group Member; and Liens on such property or assets securing refinancings, renewals and extensions of such Indebtedness permitted under Section 8.2(j);

(l) Liens on assets of Foreign Subsidiaries securing Indebtedness permitted pursuant to Section 8.2(g);

(m) Liens on property subject to sale-leaseback transactions to the extent such sale-leaseback transactions are permitted by Section 8.10;

(n) licenses, sublicenses, leases or subleases granted to other Persons in the ordinary course of business that do not, individually or in the aggregate, materially interfere with the conduct of the business of the Borrower or any of its Restricted Subsidiaries taken as a whole;

(o) any encumbrances or restrictions (including put and call agreements) with respect to the Capital Stock of any joint venture agreed to by the holders of such Capital Stock;

(p) any interest of any Group Member’s clients in vehicles that are on consignment to the Borrower and any proceeds thereof;

(q) Liens on Securitization Assets sold or transferred or purported to be sold or transferred to a Securitization Subsidiary in connection with a Securitization;

(r) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection or (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(s) Liens (i) on earnest money deposits of cash or Cash Equivalents in connection with any Investments made pursuant to Section 8.7(h) or 8.7(z) or (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 8.5;

(t) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with the Loan Parties in the ordinary course of business;

(u) the filing of UCC financing statements solely as a precautionary measure in connection with operating leases or consignment of goods and similar arrangements;

(v) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(w) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.7;

(x) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto to the extent permitted under Section 8.2(q);

(y) Liens in connection with the sale or transfer of any assets in a transaction permitted under Section 8.5, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof solely relating to such assets so sold or transferred;

(z) Liens in favor of a Loan Party on assets of a Subsidiary that is not required to be a Subsidiary Guarantor;

(aa) Liens on Collateral securing Permitted Pari Passu Refinancing Debt, Permitted Junior Refinancing Debt, secured Indebtedness Incurred pursuant to Section 8.2(v) (provided that, if secured on a pari passu basis, a Senior Representative validly acting on behalf of the holders of such Indebtedness shall have become party to a Pari Debt Intercreditor Agreement, and if secured on a junior basis, a Senior Representative validly acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement) and any Permitted Refinancing thereof;

(bb) Permitted Encumbrances; and

(cc) Liens not otherwise permitted by this Section so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds $25,000,000 at any one time.

8.4. Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of, all or substantially all of its property or business, except:

(a) that any Restricted Subsidiary of the Borrower may be merged, consolidated or liquidated (i) with or into the Borrower if the Borrower is the continuing or surviving corporation, (ii) with or into any Wholly Owned Subsidiary Guarantor if the Wholly Owned Subsidiary Guarantor is the continuing or surviving corporation or (iii) subject to Section 8.7(j), with or into any Foreign Subsidiary; and any Foreign Subsidiary may be merged or consolidated with or into any other Foreign Subsidiary;

(b) that any Restricted Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation, winding up, dissolution or otherwise) as permitted by Section 8.5 (other than Section 8.5(c)), or to the Borrower or any Wholly Owned Subsidiary Guarantor or, subject to Section 8.7(j), any Foreign Subsidiary; and any Foreign Subsidiary may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any other Foreign Subsidiary;

(c) any Restricted Subsidiary may merge into or consolidate with any Person in order to consummate a Disposition made in compliance with Section 8.5 (other than Section 8.5(c)) in which the surviving entity is not a Subsidiary;

(d) any Restricted Subsidiary may dissolve, liquidate or wind up its affairs at any time; provided that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect; provided, further, that, if the other party is not a Loan Party, no Default exists after giving effect to such transaction; and

(e) pursuant to any merger between the Borrower or a Subsidiary Guarantor and any other Person; provided, that the Borrower or such Subsidiary Guarantor, as the case may be, is the surviving entity of any such merger.

8.5. Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary, issue or sell any shares of such Restricted Subsidiary’s Capital Stock to any Person, except:

(a) the Disposition of (i) obsolete, used, surplus or worn out property in the ordinary course of business (including the abandonment or other Disposition of Intellectual Property that is in the reasonable judgment of the Borrower, no longer economically practicable to maintain or used or useful in the conduct of the business of the Borrower and its Restricted Subsidiaries taken as a whole), (ii) Dispositions of property no longer used or useful in the conduct of the business of the Borrower and its Restricted Subsidiaries and (iii) cash and Cash Equivalents;

(b) the sale of inventory or the licensing, sublicensing or other disposition of Intellectual Property in the ordinary course of business;

(c) Dispositions permitted by Sections 8.4(a), 8.4(b) and 8.4(e);

(d) the sale or issuance of any Restricted Subsidiary’s Capital Stock to the Borrower or any Subsidiary Guarantor; and the sale or issuance of any Capital Stock of a Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor, the Borrower or any other Subsidiary Guarantor;

(e) sale-leaseback transactions permitted by Section 8.10;

(f) sales, transfers or dispositions by the Borrower or any of its Restricted Subsidiaries of non-strategic assets purchased as part of a Permitted Acquisition, so long as (i) no Default then exists or would result therefrom, (ii) the Borrower or such Restricted Subsidiary receives at least fair market value (as determined in good faith by the Borrower), (iii) the aggregate proceeds received by the Borrower or such Restricted Subsidiary from all such sales, transfers or dispositions relating to a given Permitted Acquisition do not exceed 40% of the aggregate consideration paid for such Permitted Acquisition, and (iv) such non-strategic assets are sold, transferred or disposed of on or prior to the first anniversary of such Permitted Acquisition;

(g) the sale of Securitization Assets to one or more Securitization Subsidiaries in connection with a Permitted Securitization;

(h) Dispositions of property from (a) the Borrower to any Subsidiary Guarantor, (b) from any Subsidiary Guarantor to any other Subsidiary Guarantor and (c) any Restricted Subsidiary of the Borrower that is not a Subsidiary Guarantor to any other Subsidiary of the Borrower that is not a Subsidiary Guarantor or to any Loan Party;

(i) Dispositions permitted by Section 8.3 and Section 8.7;

(j) leases or subleases of property in the ordinary course of business which do not materially interfere with the conduct of the business of the Borrower or any of its Restricted Subsidiaries taken as a whole;

(k) Dispositions of property in connection with Recovery Events;

(l) Dispositions of past due accounts receivable in connection with the collection, write down or compromise thereof in the ordinary course of business;

(m) the Borrower or any Restricted Subsidiary may effect Permitted Exchanges in accordance with the definition thereof;

(n) sales, transfers, leases and other dispositions to a Foreign Subsidiary; provided, that any such sales, transfers, leases or other dispositions from Borrower or a Restricted Subsidiary that is a Loan Party shall be made (i) in compliance with Section 8.9 and (ii) to the extent not made in compliance with Section 8.9, shall be treated as an Investment in such Foreign Subsidiary and shall be permitted only to the extent permitted pursuant to Section 8.7;

(o) Dispositions of Investments in joint ventures, to the extent required by, or made pursuant to buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; provided that the consideration received shall be in an amount at least equal to the fair market value thereof (determined in good faith by the Borrower);

(p) sales, forgiveness or other dispositions of accounts receivable in the ordinary course of business in connection with the collection or compromise thereof;

(q) any issuance or sale of Equity Interests in, or sale of Indebtedness or other securities of, an Unrestricted Subsidiary; and

(r) Dispositions of other property; provided that (i) at the time of such Disposition, no Default or Event of Default shall have occurred and been continuing or would result from such Disposition, (ii) with respect to any Disposition pursuant to this Section 8.5(r), the Borrower or any of its Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents; provided, however, that for the purposes of this clause (ii), the following shall be deemed to be cash: (A) any liabilities (as shown on the Borrower’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrower and all of its Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by the Borrower or the applicable Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 120 days following the closing of the applicable Disposition, and (C) aggregate non-cash consideration received by the Borrower or the applicable Restricted Subsidiary having an aggregate fair market value (determined as of the closing of the applicable Disposition for which such non-cash consideration is received) not to exceed $10,000,000, (iii) to the extent the aggregate amount of Net Cash Proceeds received by the Borrower or a Restricted Subsidiary from Dispositions made pursuant to this Section 8.5(r) in the aggregate exceeds $100,000,000 in any fiscal year, all Net Cash Proceeds in excess of such amount in such fiscal year shall be applied to prepay Loans in accordance with Section 4.2(b) and may not be reinvested in the business of the Borrower or a Restricted Subsidiary, notwithstanding anything to the contrary set forth in the definition of “Net Cash Proceeds” and (iv) such Disposition is for fair market value as reasonably determined by the Borrower in good faith.

8.6. Restricted Payments. Declare or pay any dividend (other than dividends payable solely in Capital Stock (other than Disqualified Capital Stock) of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member (collectively, “Restricted Payments”), except that:

(a) any Restricted Subsidiary may make Restricted Payments to the Borrower or any Wholly Owned Subsidiary Guarantor (and, in the case of a Restricted Payment by a non-Wholly Owned Subsidiary, to (i) Borrower or any Wholly Owned Subsidiary Guarantor and (ii) to each other owner of Capital Stock of such Restricted Subsidiary based on their relative ownership interests); and any Foreign Subsidiary may make Restricted Payments to another Foreign Subsidiary;

(b) so long as no Event of Default has occurred and is continuing or would result therefrom, the Borrower may purchase the Borrower’s Capital Stock from present or former officers, directors or employees of any Group Member upon the death, disability, retirement or termination of employment or service of such officer, director or employee or otherwise under any stock option or employee stock ownership plan approved by the board of directors of the Borrower, in an aggregate amount (net of any proceeds received by the Borrower in connection with resales of any Capital Stock so purchased) not exceeding $10,000,000 in any fiscal year;

(c) the Borrower may pay dividends or make loans and advances to any Parent to permit any Parent to (i) pay corporate overhead expenses incurred in the ordinary course of business in an aggregate amount not exceeding $5,000,000 in any fiscal year; (ii) pay (A) any taxes, charges or assessments, including but not limited to sales, use, transfer, rental, ad valorem, value-added, stamp, property, consumption, franchise, license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar taxes, charges or assessments (other than federal, state or local taxes measured by income and federal, state or local withholding imposed on payments made by any Parent), required to be paid by any Parent solely by virtue of its being incorporated or otherwise organized or having Capital Stock outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than the Borrower, any of its Restricted Subsidiaries or any Parent), or being a holding company parent of the Borrower, or having guaranteed any obligations of the Borrower or any Restricted Subsidiary thereof, or having made any payment in respect of any of the items for which the Borrower is permitted to make payments to any Parent pursuant to the other clauses of this Section 8.6, or (B) for so long as the Borrower is a member of a group filing a consolidated, combined or unitary tax return with any Parent, amounts necessary for the payment of federal, state or local income taxes payable by such Parent and measured by the income of the Borrower and its Subsidiaries which are payable by such Parent, provided, however, that such amount shall not exceed the lesser of (x) the aggregate amount that would be payable by the Borrower and its Restricted Subsidiaries if the Borrower and such Subsidiaries had filed a separate consolidated, combined or unitary tax return with the Borrower as the parent (or, if such group tax return had not been available, each a separate tax return) with respect to such tax period or (y) the net amount of the relevant income tax that the Parent actually owes (taking into account credits and prior payments); (iii) to pay expenses incurred by any Parent in connection with offerings, registrations, or exchange listings of equity securities and maintenance of same (A) where the net proceeds of such offering are to be received by or contributed to the Borrower, or (B) in a prorated amount of such expenses in proportion to the amount of such net proceeds intended to be so received or contributed or loaned, or (C) otherwise on an interim basis prior to completion of such offering so long as any Parent shall cause the amount of such expenses to be repaid to the Borrower or the relevant Restricted Subsidiary of the Borrower out of the proceeds of such offering promptly if such offering is completed; (iv) to pay audit costs and any costs (including all professional fees and expenses) incurred by any Parent in connection with reporting obligations under or otherwise incurred in connection with compliance with applicable laws, applicable rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, including in respect of any reports filed with respect to the Securities Act, the Exchange Act or the respective rules and regulations promulgated thereunder; (v) to pay obligations of any Parent under or in respect of director and officer insurance policies or indemnification obligations to directors or officers; and (vi) the Borrower may make Restricted Payments the proceeds of which shall be used by any Parent to make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of any Parent;

(d) Restricted Payments by the Borrower to redeem in whole or in part any of its Capital Stock for another class of its Capital Stock or rights to acquire its Capital Stock or with proceeds from substantially concurrent equity contributions or issuances of new Capital Stock; provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Capital Stock are at least as advantageous to the Lenders as those contained in the Capital Stock redeemed thereby; provided, further, that the only consideration paid for any such redemption is Capital Stock of the Borrower or the proceeds of any substantially concurrent equity contribution or issuance of Capital Stock; and

(e) (i) the Borrower may make Restricted Payments in an aggregate amount not to exceed (x) the Fixed Restricted Payment Basket Amount in any fiscal year, less (y) any Restricted Payments made pursuant to this Section 8.6(e), any Investments made pursuant to Section 8.7(z) and any repayments, repurchases, redemptions, defeasances or other acquisitions, retirements or discharges of Junior Debt pursuant to Section 8.8, in each case made in reliance on the Fixed Restricted Payment Basket Amount during such fiscal year, plus (z) Available Retained ECF, in each case, if and so long as no Default has occurred and is continuing or would result therefrom, both on a historical and on a pro forma basis (giving effect to such payment and all related transactions, including the Incurrence and use of proceeds of all Indebtedness Incurred in connection therewith) the Consolidated Leverage Ratio on the most recent Test Date did not exceed 4.50 to 1.00 and (ii) the Borrower shall be permitted to make unlimited Restricted Payments so long as (x) the Consolidated Senior Secured Leverage Ratio is less than 3.25 to 1.00 after giving pro forma effect to such Restricted Payment and (y) the Consolidated Leverage Ratio is less than 4.50 to 1.00 after giving pro forma effect to such Restricted Payment.

8.7. Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a) extensions of trade credit in the ordinary course of business;

(b) Investments in Cash Equivalents;

(c) Guarantee Obligations permitted by Section 8.2;

(d) Guarantee Obligations to insurers required in connection with worker’s compensation and other insurance coverage arranged in the ordinary course of business;

(e) Investments held by the Borrower or any Restricted Subsidiary on the Restatement Effective Date and described on Schedule 8.7(e) (including the Atlanta IRB Transaction);

(f) loans and advances to directors, officers and employees of any Group Member of the Borrower in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for all Group Members, together with the aggregate amount of Indebtedness outstanding under Section 8.2(i), not to exceed $10,000,000 at any one time outstanding;

(g) non-cash consideration received in any Disposition permitted by Section 8.5;

(h) any Permitted Acquisition;

(i) intercompany Investments by any Group Member in the Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor;

(j) Investments (x) in Subsidiaries that are not Subsidiary Guarantors (including Permitted Acquisitions of Persons which become Foreign Subsidiaries, Incurrence of Guarantee Obligations with respect to obligations of Foreign Subsidiaries, loans made to Foreign Subsidiaries and Investments resulting from mergers with or sales of assets to any such Foreign Subsidiaries) or (y) made pursuant to clause (x) in conjunction with joint ventures or other similar agreements or partnerships, in each case so long as the aggregate amount of all such Investments by the Borrower or any of its Restricted Subsidiaries (except Investments by Subsidiaries that are not Subsidiary Guarantors in a Person that prior to such Investment is a Subsidiary that is not a Subsidiary Guarantor) does not, immediately after giving effect to such Investments and together with all Investments made pursuant to this Section 8.7(j), exceed the greater of (i) $150,000,000 and (ii) 2.0% of Consolidated Total Assets for the period of four (4) consecutive fiscal quarters ending as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 7.1;

(k) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(l) Hedge Agreements permitted under Section 8.11;

(m) intercompany Investments by any Foreign Subsidiary in any other Foreign Subsidiary;

(n) transactions permitted by Sections 8.3, 8.4 and 8.6(c);

(o) the Borrower may make Investments from and counted against any Available Retained ECF if and so long as (i) no Default has occurred and is continuing or would result therefrom, (ii) both on a historical and on a pro forma basis (giving effect to such payment and all related transactions, including the Incurrence and use of proceeds of all Indebtedness Incurred in connection therewith) the Consolidated Leverage Ratio on the most recent Test Date did not exceed 5.00 to 1.00 and (iii) Available Retained ECF would be a positive number if Available Retained ECF is reduced by the amount of such Investments;

(p) Investments that are captured by, added to the value of or consisting of the Seller’s Retained Interests in connection with a Permitted Securitization;

(q) intercompany loans permitted by Section 8.2;

(r) advances of payroll payments to employees in the ordinary course of business;

(s) lease, utility and other similar deposits in the ordinary course of business;

(t) Investments to the extent financed by the issuance of Capital Stock of the Borrower;

(u) Investments of any Person in existence at the time such Person becomes a Restricted Subsidiary; provided such Investment was not made in connection with or anticipation of such Person becoming a Restricted Subsidiary and any modification, replacement, renewal or extension thereof;

(v) any Investment in an aggregate amount not to exceed at any time the aggregate amount of Net Cash Proceeds received from sales or issuances of Equity Interests of the Borrower after the Restatement Effective Date;

(w) Investments made by any Restricted Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment in such Restricted Subsidiary made pursuant to Sections 8.7(j);

(x) guarantees of leases (other than Capitalized Lease Obligations), contracts, or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(y) Permitted Foreign Investments;

(z) (i) the Borrower may make Investments in an aggregate amount not to exceed (x) the Fixed Restricted Payment Basket Amount in any fiscal year, less (y) any Investments made pursuant to this Section 8.7(z), any Restricted Payments made pursuant to Section 8.6(e), and any repayments, repurchases, redemptions, defeasances or other acquisitions, retirements or discharges of Junior Debt pursuant to Section 8.8, in each case made in reliance on the Fixed Restricted Payment Basket Amount during such fiscal year, plus (z) Available Retained ECF, in each case, if and so long as no Default has occurred and is continuing or would result therefrom, both on a historical and on a pro forma basis (giving effect to such payment and all related transactions, including the Incurrence and use of proceeds of all Indebtedness Incurred in connection therewith) the Consolidated Leverage Ratio on the most recent Test Date did not exceed 4.50 to 1.00 and (ii) the Borrower shall be permitted to make unlimited Investments so long as (x) the Consolidated Senior Secured Leverage Ratio is less than 3.25 to 1.00 after giving pro forma effect to such Investment and (y) the Consolidated Leverage Ratio is less than 4.50 to 1.00 after giving pro forma effect to such Investment; and

(aa) in addition, to Investments otherwise expressly permitted by this Section, Investments by the Borrower or any of its Restricted Subsidiaries in an aggregate amount, not exceeding $100,000,000 at any time outstanding.

For purposes of covenant compliance with this Section 8.7, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less any amount paid, repaid, returned, distributed or otherwise received in cash in respect of such Investment.

8.8. Optional Payments and Modifications of Certain Debt Instruments; Certain Modifications. (a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to unsecured or junior lien indebtedness of the Borrower or any of its Restricted Subsidiaries (“Junior Debt”) (other than in connection with Junior Debt, a Permitted Refinancing therefor or the conversion of any Junior Debt to Capital Stock of the Borrower (other than Disqualified Capital Stock)); provided, that on any date after the Restatement Effective Date (i) the Borrower may redeem, repurchase, defease or otherwise prepay Junior Debt from and counted against Available Retained ECF if and so long as (A) no Default has occurred and is continuing or would result therefrom, (B) both on a historical and on a pro forma basis (giving effect to such payment and all related transactions) the Consolidated Leverage Ratio on the most recent Test Date did not exceed 4.50 to 1.00 and (C) Available Retained ECF would be a positive number if Available Retained ECF is reduced by the amount of Junior Debt redeemed, repurchased, defeased or otherwise prepaid, (ii) the Borrower may redeem, repurchase, defease or otherwise prepay Junior Debt in an amount not to exceed the Fixed Restricted Payment Basket Amount in any fiscal year, less any Restricted Payments made pursuant to Section 8.6(e), any Investments made pursuant to Section 8.7(z) and any repayments, repurchases, redemptions, defeasances or other acquisitions, retirements or discharges of Junior Debt pursuant to this Section 8.8, in each case made in reliance on the Fixed Restricted Payment Basket Amount during such fiscal year, in each case, if and so long as (x) no Default has occurred and is continuing or would result therefrom, both on a historical and on a pro forma basis (giving effect to such payment and all related transactions, including the Incurrence and use of proceeds of all Indebtedness Incurred in connection therewith) and (y) the Consolidated Leverage Ratio on the most recent Test Date did not exceed 4.50 to 1.00, (iii) the Borrower may redeem, repurchase, defease or otherwise prepay Junior Debt in an unlimited amount, so long as the Consolidated Leverage Ratio is less than 3.25 to 1.00, (iv) the Borrower may convert any Junior Debt to Capital Stock (other than Disqualified Capital Stock) and (v) the Borrower may prepay, redeem, purchase or defease any Junior Debt with any Permitted Refinancing thereof permitted pursuant to Section 8.2, or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any of the Junior Debt (other than technical corrections or modifications) (i) which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Indebtedness evidenced by any Junior Debt, or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable in connection therewith; (ii) which adds or relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which is to subject the Borrower or any of its Restricted Subsidiaries to any more onerous or more restrictive provisions; or (iii) which otherwise materially and adversely affects the interests of the Lenders with respect to any of the Junior Debt or the interests of the Lenders under this Agreement or any other Loan Document in any material respect.

8.9. Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Wholly Owned Subsidiary) unless such transaction is (i) otherwise permitted under this Agreement and (ii) upon fair and reasonable terms not materially less favorable to the relevant Group Member, than it would obtain in an arm’s length transaction with a Person that is not an Affiliate. Notwithstanding the foregoing, the Borrower and its Restricted Subsidiaries may do the following:

(a) Restricted Payments may be made to the extent permitted by Section 8.6;

(b) loans may be made and other transactions may be entered into by the Borrower and its Restricted Subsidiaries to the extent permitted by Sections 8.2, 8.4, 8.5 and 8.7;

(c) customary fees and indemnifications may be paid to directors of any Parent, the Borrower and its Restricted Subsidiaries;

(d) the Borrower and its Restricted Subsidiaries may enter into, and may make payments under, employment agreements, employee benefits plans, stock option plans, indemnification provisions and other similar compensatory arrangements with officers, employees and directors of any Parent, the Borrower and its Restricted Subsidiaries in the ordinary course of business;

(e) the execution, delivery and performance of a tax sharing agreement with respect to any of the charges, taxes or assessments described in clause (B) of Section 8.6(c)(ii), to the extent that payments in connection with such tax sharing agreement are permitted by Section 8.6(c)(ii);

(f) transactions related to Permitted Securitizations;

(g) sales of Capital Stock (other than Disqualified Capital Stock) of the Borrower to its Affiliates and options and warrants exercisable therefore and the granting of registration and other customary rights in connection therewith;

(h) any transaction with an Affiliate where the only consideration paid is Capital Stock of the Borrower (other than Disqualified Capital Stock);

(i) any transaction with an Affiliate existing on the Restatement Effective Date and listed on Schedule 8.9(i); and

(j) the execution, delivery and performance of any amendments to the stockholders’ agreements and registration rights agreement of the Borrower entered into in connection with the initial registered public offering of voting Capital Stock of the Borrower in form and substance reasonably acceptable to the Administrative Agent.

8.10. Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by any Group Member of real or personal property that has been or is to be sold or transferred by such Group Member to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Group Member, except for (a) a sale of real or personal property made for cash consideration in an amount not less than the cost of such real or personal property and consummated within 270 days after the Borrower or any Restricted Subsidiary acquires, makes improvements or completes the construction of such property, and (b) any other sale and contemporaneous leaseback of any real property and any associated fixtures and equipment for cash consideration in an aggregate amount not less than the fair market value of such property (as determined in good faith by the Board of Directors of the Borrower) and on leaseback terms determined in good faith by the Board of Directors of the Borrower to be fair to the Borrower and its Restricted Subsidiaries.

8.11. Hedge Agreements. Enter into any Hedge Agreement, except (a) Hedge Agreements entered into to hedge or mitigate risks to which the Borrower or any Restricted Subsidiary has actual exposure (other than those in respect of Capital Stock) and (b) Hedge Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Restricted Subsidiary.

8.12. Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on or about a day other than December 31 or change the Borrower’s method of determining fiscal quarters without the prior consent of the Administrative Agent (not to be unreasonably withheld).

8.13. Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Group Member to create, become subject to, assume or otherwise incur, or suffer to exist, any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is or may become a party other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby, if the prohibition or limitation therein is only effective against the assets financed thereby, (c) agreements for the benefit of the holders of Liens described in Sections 8.3(k) or 8.3(l) and applicable solely to the property subject to such Lien, (d) agreements related to any Permitted Securitization, (e) covenants in documents creating Liens permitted by Section 8.3(k) prohibiting further Liens on the properties encumbered thereby; (f) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents on any Collateral securing the Secured Obligations or securing any Credit Agreement Refinancing Indebtedness and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of any Loan Party to secure the Secured Obligations; (g) covenants in any Indebtedness permitted pursuant to Section 8.2 to the extent such restrictions or conditions are no more restrictive than the restrictions and conditions in the Loan Documents or, in the case of subordinated Indebtedness, are market terms at the time of issuance or, in the case of Indebtedness of any Foreign Subsidiary, are imposed solely on Foreign Subsidiaries; (h) any prohibition or limitation that (1) exists pursuant to applicable law, (2) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.5 pending the consummation of such sale solely with respect to such property being Disposed of, (3) restricts subletting or assignment of any lease governing a leasehold interest of the Borrower or a Restricted Subsidiary, (4) exists in any agreement in effect at the time such Restricted Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary, (5) is imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in clauses (b), (f), (g) or (h)(4), provided that such amendments and refinancings are, taken as a whole, no more materially restrictive with respect to such prohibitions and limitations than those prior to such amendment or refinancing and (i) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures and applicable solely to such joint venture entered into in the ordinary course of business.

8.14. Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary of any Group Member to (a) make Restricted Payments in respect of any Capital Stock of such Restricted Subsidiary held by, or pay any Indebtedness owed to, any Group Member, (b) make loans or advances to, or other Investments in, any Group Member or (c) transfer any of its assets to any Group Member, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any encumbrance or restriction pursuant to applicable law or an agreement in effect at or entered into on the Restatement Effective Date (including the Indentures), (iii) any encumbrance or restriction with respect to a Restricted Subsidiary or any of its Restricted Subsidiaries pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary prior to the date on which it became a Restricted Subsidiary (other than Indebtedness Incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary) and outstanding on such date, which encumbrance or restriction is not applicable to the any other Group Member or the properties or assets of any other Group Member, (iv) any encumbrance or restriction pursuant to an agreement effecting a refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (i), (ii) or (iii) of this covenant or this clause (iv) or contained in any amendment to an agreement referred to in clause (i), (ii) or (iii) of this covenant or this clause (iv); provided, however, that the encumbrances and restrictions contained in any such refinancing agreement or amendment are not materially less favorable taken as a whole, as determined by the Borrower in good faith, to the Lenders than the encumbrances and restrictions contained in such predecessor agreement, (v) with respect to clause (c), any encumbrance or restriction (A) that restricts the subletting, assignment or transfer of any property or asset or right and is contained in any lease, license or other contract entered into in the ordinary course of business or (B) contained in security agreements securing Indebtedness of a Restricted Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements, (vi) any restrictions with respect to a Restricted Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary, (vii) any encumbrances or restrictions applicable solely to a Foreign Subsidiary and contained in any Credit Facility extended to any Foreign Subsidiary; (viii) restrictions in the transfers of assets encumbered by a Lien permitted by Section 8.3, (ix) any encumbrance or restriction arising under or in connection with any agreement or instrument relating to any Indebtedness permitted by Section 8.2 if (A) either (x) the encumbrance or restriction applies only in the event of a payment default or a default with respect to a financial covenant contained in the terms of such agreement or instrument or (y) the Borrower in good faith determines that such encumbrance or restriction will not cause the Borrower not to have the funds necessary to pay the Obligations when due and (B) the encumbrance or restriction is not materially more disadvantageous to the Lenders than is customary in comparable financings (as determined in good faith by the Borrower), (x) any encumbrance or restriction arising under or in connection with any agreement or instrument governing Capital Stock of any Person other than a Wholly Owned Subsidiary that is acquired after the Restatement Effective Date, (xi) customary restrictions and conditions contained in any agreement relating to the Disposition of any property permitted by Section 8.5 pending the consummation of such Disposition, (xii) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures, (xiii) any encumbrance or restriction in agreements related to any Permitted Securitization, (xiv) any holder of a Lien permitted by Section 8.3(k) restricting the transfer of the property subject thereto, (xv) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 8.5 pending the consummation of such sale and (xvi) customary provisions in partnership agreements, limited liability company organizational governance documents, asset sale and stock sale agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar person.

8.15. Lines of Business. Enter into any business, either directly or through any Restricted Subsidiary, except for those businesses in which the Borrower and its Restricted Subsidiaries are engaged on the Restatement Effective Date or that are reasonably related thereto or are reasonable extensions thereof.

SECTION 9. EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within three Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c) any Loan Party shall fail to observe or perform any agreement contained in clause (i) or (ii) of Section 7.4(a) (with respect to the Borrower only), Section 7.7(a) or Section 8 of this Agreement; provided, that any failure by the Borrower to observe any term, covenant or agreement under Section 8.1 shall not constitute an Event of Default with respect to the Term Loans until the earlier of (i) the date that the Revolving Lenders declare all outstanding obligations under the Revolving Loans and Revolving Commitments to be immediately due and payable as a result of the Borrower’s failure to observe such term, covenant or agreement in Section 8.1 and (ii) the date on which the Administrative Agent or the Revolving Lenders exercise any remedies with respect to the Revolving Loans in accordance with Section 9; and provided, further, that any failure by the Borrower to observe any term, covenant or agreement under Section 8.1 may be waived from time to time pursuant to clause (xiii) of Section 11.1; or

(d) any Loan Party shall fail to observe or perform any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 9), and such failure shall continue unremedied for a period of 30 days after written notice thereof is given to the Borrower by the Administrative Agent or any Lender; or

(e) the Borrower or any Material Subsidiary shall (i) default in making any payment of any principal of any Indebtedness (including any Hedge Agreement or Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist beyond the period of grace provided in such instrument or agreement, if any, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $35,000,000; or

(f) (i) the Borrower or any Material Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Material Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Material Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any Material Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any Material Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Material Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g) (i) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any failure to satisfy the minimum funding standard (as defined in Sections 412 and 430 of the Code and Sections 302 and 303 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Group Member or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate in a distress termination under Section 4041(c) of ERISA or in an involuntary termination by the PBGC under Section 4042 of ERISA, (v) any Group Member or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i), (iii), (iv), (v) and (vi) above, such event or condition, together with all other such events or conditions, if any, would, in the aggregate, reasonably be expected to have a Material Adverse Effect; or

(h) one or more judgments or decrees shall be entered against the Borrower or any Material Subsidiary involving in the aggregate a liability (not paid or fully covered by insurance) of $35,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(i) any of the Security Documents shall cease, for any reason other than as set forth in Section 11.14, to be in full force and effect, or any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable or (except as expressly set forth therein or as a result of the actions, or lack thereof, by the Administrative Agent) perfected as to any property of the Loan Parties having an aggregate value exceeding $35,000,000; or

(j) the guarantee contained in Section 2 of the Amended and Restated Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party shall so assert; or

(k) (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) shall be the “beneficial owner” of shares of voting Capital Stock having more than 35% of the total voting power of all outstanding shares of the Borrower or (ii) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors.

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) the Administrative Agent may, or upon the request of the Required Lenders shall, by notice to the Borrower declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) the Administrative Agent may, or upon the request of the Required Lenders shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable; and (C) if such event is the failure by the Borrower to observe any term, covenant or agreement under Section 8.1 and exists solely with respect to the Revolving Loans and/or the Revolving Commitments, the Administrative Agent may, and at the request of the Majority Facility Lenders under the Revolving Facility, shall, take any of the following actions solely as they relate to Revolving Loans and/or the Revolving Commitments: (i) by notice to the Borrower declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) by notice to the Borrower, declare the Revolving Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time Cash Collateralize the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay any of the other Secured Obligations pursuant to the requirements of the Amended and Restated Guarantee and Collateral Agreement. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other Secured Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).

Except as expressly provided above in this Section 9, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

SECTION 10. THE AGENTS AND OTHER REPRESENTATIVES

10.1. Appointment. Each Lender (and, if applicable, each other Secured Party) hereby irrevocably designates and appoints each Agent (and each Agent hereby accepts such appointment) as the agent of such Lender (and, if applicable, each other Secured Party) under this Agreement and the other Loan Documents, and each such Lender (and, if applicable, each other Secured Party) irrevocably authorizes such Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, none of the Other Representatives or the Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent or any Other Representative.

10.2. Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

10.3. Exculpatory Provisions. None of the Agents, any Other Representative or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders or any other Secured Party for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or any Specified Hedge Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents or the Other Representatives under or in connection with, this Agreement or any other Loan Document or any Specified Hedge Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any Specified Hedge Agreement or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents and the Other Representatives shall not be under any obligation to any Lender or any other Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or any Specified Hedge Agreement, or to inspect the properties, books or records of any Loan Party.

10.4. Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by such Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully exculpated from and protected against any action or claim by any Lender or affiliate thereof, in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans and all other Secured Parties.

10.5. Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender, or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders and the Secured Parties.

10.6. Non-Reliance on Agents and Other Lenders. Each Lender (and, if applicable, each other Secured Party) expressly acknowledges that none of the Agents or the Other Representatives or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent or any Other Representative hereafter taken, including any review of the affairs of a Loan Party or any Affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent or any Other Representative to any Lender or any other Secured Party. Each Lender (and, if applicable, each other Secured Party) represents to the Agents and the Other Representatives that it has, independently and without reliance upon any Agent, the Other Representatives or any other Lender or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender (and, if applicable, each other Secured Party) also represents that it will, independently and without reliance upon any Agent, the Other Representative or any other Lender or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents or any Specified Hedge Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any Affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

10.7. Indemnification. The Lenders agree to indemnify each Agent and each Other Representative in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent or Other Representative in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents, any Specified Hedge Agreements or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent or Other Representative under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s or such Other Representative’s gross negligence or willful misconduct. The agreements in this Section 10.7 shall survive the payment of the Loans and all other amounts payable hereunder.

10.8. Agent in Its Individual Capacity. Each Agent, each Other Representative and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent or an Other Representative. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent and each Other Representative in its individual capacity as a Lender shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent or Other Representative, and the terms “Lender”, “Lenders”, “Security Party” and “Secured Parties” shall include each Agent and each Other Representative in its individual capacity as such.

10.9. Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign as Administrative Agent. If the Administrative Agent shall have given notice of its resignation as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 9(a) or Section 9(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s notice of resignation, then the resigning Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

10.10. Agents Generally. Except as expressly set forth herein, no Agent shall have any duties or responsibilities hereunder in its capacity as such.

10.11. Other Representatives. Each of the Lead Arranger and the Joint Bookrunners, in its several capacity as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement or any other Loan Document.

10.12. Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. If any Governmental Authority asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding tax ineffective or for any other reason, or the Administrative Agent has paid over to a Governmental Authority applicable withholding tax relating to a payment to a Lender but no deduction has been made from such payment, each Lender shall indemnify the Administrative Agent, within 10 days demand therefor, fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document against any amount due to the Administrative Agent under this Section 10.12.

10.13. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, any Issuing Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, such Issuing Lender and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, such Issuing Lender and the Administrative Agent under Sections 3.5, 3.13, 4.5 and 11.5) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the applicable Issuing Lender, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.5, 3.13, 4.5 and 11.5.

SECTION 11. MISCELLANEOUS

11.1. Amendments and Waivers. Except as provided in Section 4.17, 4.18 and 4.19 and subject to Section 11.21, none of this Agreement, any other Loan Document, or any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1. The Required Lenders and each Loan Party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive or reduce the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof (except (x) in connection with the waiver of applicability of any post-default increase in interest rates, which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Facility, (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i) even if the effect of such amendment would be to reduce the rate of interest on any Loan or any L/C Obligations or to reduce any fee payable hereunder and (z) any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 4.2 which shall only require the approval of the Majority Facility Lenders of each Facility adversely affected thereby)), or increase the amount or extend the expiration date of any Lender’s Commitment, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 11.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or, except as set forth in Section 11.14, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantor from their obligations under the Amended and Restated Guarantee and Collateral Agreement, in each case without the written consent of all Lenders; provided, further that, any amendment to Section 11.14 to permit the release of all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Amended and Restated Guarantee and Collateral Agreement shall also require the written consent of all Lenders; (iv) extend the scheduled date or reduce the amount of any amortization payment in respect of any Term Loan, in each case, without the written consent of each Lender directly affected thereby; (v) amend, modify or waive any condition precedent to any extension of credit under the Revolving Facility set forth in Section 6.1 without the written consent of the Majority Facility Lenders under the Revolving Facility; (vi) amend, modify or waive any provision of Section 4.8 without the written consent of the Majority Facility Lenders under each Facility affected thereby, except that the additional written consent of each Lender directly and adversely affected thereby shall be required in the case of Section 4.8(a), 4.8(c) and the first sentence of Section 4.8(b); (vii) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility; (viii) amend, modify or waive any provision of Section 10 without the written consent of each Agent or Other Representative adversely affected thereby; (ix) amend, modify or waive any provision of Section 3.3 or 3.4 without the written consent of the Swingline Lender; (x) amend, modify or waive any provision of Sections 3.7 to 3.14 without the written consent of each Issuing Lender; (xi) amend, modify or waive (A) any Loan Document so as to alter the ratable treatment of the Borrower Hedge Agreement Obligations and the Borrower Credit Agreement Obligations or (B) the definition of “Qualified Counterparty,” “Specified Hedge Agreement,” “Obligations,” “Borrower Obligations” (as defined in the Amended and Restated Guarantee and Collateral Agreement), or “Borrower Hedge Agreement Obligations” (as defined in the Amended and Restated Guarantee and Collateral Agreement), in each case in a manner adverse to any Qualified Counterparty with Obligations then outstanding without the written consent of any such Qualified Counterparty; (xii) amend, modify or waive any terms of Section 4.16 without the consent of each Lender (other than any Defaulting Lender), or (xiii) amend, modify or waive any of the terms and provisions (and related definitions) of Section 8.1 (even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligations or to reduce any fee payable hereunder) or any of the terms and provisions of the proviso set forth in clause (c) of Section 9, without the written consent of the Majority Facility Lenders under the Revolving Facility; provided, further, that, notwithstanding anything else in this Agreement to the contrary, any such amendment, waiver or other modification pursuant to this clause (xiii) shall be effective for all purposes of this Agreement with the written consent of only the Majority Facility Lenders under the Revolving Facility (or the Administrative Agent with the prior written consent thereof) and the Borrower. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and

Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Facility Lenders.

Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any technical ambiguity, omission, mistake, defect or inconsistency.

11.2. Notices. (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or electronic transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Agents, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

The Borrower:	KAR Auction Services, Inc. 13085 Hamilton Crossing Boulevard Carmel, Indiana 46032
Attention: Eric Loughmiller Telecopy: (317) 249-4596 Telephone: (317) 249-4254
Email: eric.loughmiller@karauctionservices.com

with a copy to:

Steven M. Messina, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square
New York, NY 10036-6522 Telecopy: (917) 777-3509 Telephone: (212) 735-3509
Email: Steven.Messina@skadden.com

The Administrative Agent:	JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 07
Chicago, IL, 60603-2003
Attention: Mouy Lim
Telephone: (312) 732-2024 Facsimile: (312) 385-7103 Email: muoy.lim@jpmchase.com with a copy to:

Eugene Mazzaro, Esq. Latham & Watkins LLP 885 Third Avenue
New York, NY 10022 Telephone: (212) 906-1763 Facsimile: (212) 751-4864
Email: eugene.mazzaro@lw.com

(b) No notice, request or demand to or upon any Agent, any Issuing Lender, the Lenders, or the Borrower shall be effective until received. The Borrower shall be conclusively deemed to have received any notice, request or demand if such notice, request or demand is sent by courier service and delivery thereof is confirmed by the courier, if it is sent by fax or electronic transmission and receipt thereof is confirmed orally, if it is sent by certified mail or if it is served by any manner of service of process permitted by law. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent. Approval of such procedures may be limited to particular notices or communications;

(c) (i) Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including email and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided, that the foregoing shall not apply to notices to any Lender or any Issuing Lender pursuant to Sections 2 and 3 if such Lender or such Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to each of them hereunder by electronic communications pursuant to procedures approved by it, provided, that approval of such procedures may be limited to particular notices or communications.

(ii) Unless the Administrative Agent otherwise prescribes, (a) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided, that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (b) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (a) of notification that such notice or communication is available and identifying the website address therefore.

11.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11.4. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

11.5. Payment of Expenses; Indemnity. The Borrower agrees (a) to pay or reimburse the Other Representatives and each Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Facilities and the development, preparation and execution of, and any amendment, supplement or modification to (including expenses incurred in connection with due diligence and travel, courier, reproduction, printing and delivery expenses), this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of one primary counsel to such Agents, Other Representatives and

Lenders and to the extent reasonably determined by the Administrative Agent to be necessary, one local counsel in each applicable jurisdiction (exclusive of any reasonably necessary special counsel) and, in the case of an actual or reasonably perceived conflict of interest, one additional counsel per affected party and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Restatement Effective Date (in the case of amounts to be paid on the Restatement Effective Date) and from time to time thereafter on a quarterly basis or such other periodic basis as such Agent shall deem appropriate, (b) to pay or reimburse each Lender, each Other Representative and Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit and including the fees and disbursements of one primary counsel to such Agents, Other Representatives and Lenders and to the extent reasonably determined by the Administrative Agent to be necessary, one local counsel in each applicable jurisdiction (exclusive of any reasonably necessary special counsel) and, in the case of an actual or reasonably perceived conflict of interest, one additional counsel per affected party, (c) to pay, indemnify, and hold each Lender, each Other Representative and Agent harmless from, any and all recording and filing fees that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Other Representatives and Agent and each of their respective officers, directors, employees, attorneys, affiliates, agents, members, partners and advisors (each, including each Lender and Agent, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the syndication of the Facilities and the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or any related transaction or the violation of, noncompliance with or liability under, any Environmental Law or related to any Materials of Environmental Concern applicable to the operations of any Group Member or any of the Properties or the unauthorized use by Persons of information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such Persons or any claim, litigation, investigation or proceeding relating to any of the foregoing, or preparation of a defense in connection therewith, regardless of whether such claim, litigation, investigation or proceeding is brought by the Borrower, the Borrower’s equity holders or creditors, an Indemnitee or any other person or entity, whether any Indemnitee is a party thereto, including in each case the fees and disbursements of one primary counsel to such Agents, Other Representatives and Lenders and to the extent reasonably determined by the Administrative Agent to be necessary, one local counsel in each applicable jurisdiction (exclusive of any reasonably necessary special counsel) and, in the case of an actual or reasonably perceived conflict of interest, one additional counsel per affected party (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted primarily from (x) the willful misconduct, bad faith or gross negligence of such Indemnitee or its Related Persons, (y) a material breach by such Indemnitee of its express and material contractual obligations under this Agreement or the Loan Documents pursuant to a claim made by the Borrower or (z) disputes between and among the Indemnitees (other than disputes involving the Agents or the Other Representatives in their respective capacities as such) other than any dispute related to any act or omission by the Borrower or any of its Subsidiaries. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 11.5 shall be payable not later than 10 days after written demand therefor. Statements payable by the Borrower pursuant to this Section 11.5 shall be submitted pursuant to the notice information for the Borrower set forth in Section 11.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. To the fullest extent permitted by applicable law, none of the Borrower, the Loan Parties and the Indemnitees shall assert, and each of the Borrower, the Loan Parties and the Indemnitees hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit, or the use of the proceeds thereof; provided, that the foregoing will not limit the Borrower’s indemnity obligations set forth above. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence, bad faith or willful misconduct of such Indemnitee. The agreements in this Section 11.5 shall survive repayment of the Loans and all other amounts payable hereunder.

11.6. Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its respective rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 11.6.

(b) (i) Subject to the conditions set forth in paragraph (c) below, any Lender may assign to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower, provided, that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 9(a) or Section 9(f) has occurred and is continuing, any other Person; provided, further, that no consent of the Borrower shall be required for an assignment by a Conduit Lender to its designated Lender, a conduit administered or managed by such Conduit Lender’s designated Lender or to such Conduit Lender’s liquidity providers; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received written notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of the Facilities;

(B) the Administrative Agent, provided, that no consent of the Administrative Agent shall be required for an assignment to an Assignee that is a Lender, an Affiliate of a Lender or an Approved Fund immediately prior to giving effect to such assignment, except in the case of an assignment of a Revolving Commitment to an Assignee that does not already have a Revolving Commitment provided, further, that no consent of the Administrative Agent shall be required for an assignment by a Conduit Lender to its designated Lender, a conduit administered or managed by such Conduit Lender’s designated Lender or to such Conduit Lender’s liquidity providers; and

(C) each Issuing Lender and the Swingline Lender, in case of an assignment of a Revolving Commitment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or, in the case of any of the Term Loans, $1,000,000) unless each of the Borrower and the Administrative Agent otherwise consent, provided, that (1) no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided, that no more than one such fee shall be payable in connection with simultaneous assignments to or by two or more Approved Funds;

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire;

(D) in the case of an assignment by a Conduit Lender to an Assignee that is not its designated Lender, another Conduit Lender administered or managed by such Conduit Lender’s designated Lender or such Conduit Lender’s liquidity providers (each such Assignee, a “Third Party Assignee”), such Conduit Lender’s designated Lender shall concurrently assign to the such Third Party Assignee or, if such Third Party Assignee is a conduit not administered by such designated Lender, to an Assignee designated by such Third Party Assignee an amount of its Commitment at least equal to the amount of the Loans assigned to such Third Party Assignee by such Conduit Lender; provided, that if in connection with such assignment such Conduit Lender notifies the Borrower or the Administrative Agent that such Conduit Lender shall not make any additional Loans under this Agreement, such Conduit Lender’s designated Lender shall assign its entire Commitment to such Third Party Assignee or, if such Third Party Assignee is a conduit not administered by such designated Lender, to an Assignee designated by such Third Party Assignee;

(E) no such assignment shall be made to an assignee that is a Defaulting Lender at the time of such assignment and any such purported assignment thereto shall be deemed null and void;

(F) notwithstanding anything to the contrary herein, no such assignment shall be made to any Affiliated Lender unless made in compliance with the additional terms and conditions set forth in Section 11.6(g); and

(G) notwithstanding anything to the contrary herein, no such assignment shall be made to a natural person.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.9, 4.10, 4.11 and 11.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with, and subject to the limitations of Section 11.6(c).

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount and stated interest of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, each Issuing Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, each Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or any other Person, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided, that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, each Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 11.1 and (2) directly affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.9, 4.10 or 4.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.6. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.7(b) as though it were a Lender, provided, that such Participant shall be subject to Section 11.7(a) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 4.9 or 4.10 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. Any Participant that is a Non-U.S. Lender shall not be entitled to the benefits of Section 4.10 unless such Participant complies with Section 4.10(d).

(iii) Each Lender that sells a participation shall, acting for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts and stated interest of each Participant’s interest in the Loans (or other rights or obligations) held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such Loan (or other right or obligation) hereunder as the owner thereof for all purposes of this Agreement notwithstanding any notice to the contrary. Any such Participant Register shall be available for inspection by the Administrative Agent at any reasonable time and from time to time upon reasonable prior notice; provided that no Lender shall have any obligation to disclose any portion of its Participant Register to any Person except to the extent such disclosure is necessary to establish that the Loans (or other rights or obligations) hereunder are in registered form for United States federal income tax purposes.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

(e) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above.

(f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in Section 11.6(b). Each of the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

(g) Subject to the other provisions of this Section 11.6 and the provisions of Section 11.21, any Affiliated Lender may make Loans or Commitments or purchase an assignment of outstanding Loans or Commitments (including Incremental Loans and Incremental Commitments), on the following basis and subject to the following terms and conditions:

(i) any such purchase of Loans (other than any commitment to provide Incremental Loans or any Incremental Commitments) shall be consummated as an assignment otherwise in accordance with the provisions of this Section 11.6 and pursuant to an Assignment and Assumption (it being understood and agreed that any such purchase of Loans that does not comply with this Section 11.6 and Section 11.21 shall not be effective as an assignment hereunder);

(ii) any such purchase of Loans may be made by the applicable Affiliated Lender from time to time from one or more Lenders of such Affiliated Lender’s choosing and need not be made from all Lenders (unless such Affiliated Lender is the Borrower or any of its Subsidiaries, in which case such Affiliated Lender must offer to purchase such Loans from all Lenders on the same terms and conditions, and must make the purchase from any Lenders that accept such offer, in each case on a pro rata basis);

(iii) the aggregate principal amount of the Loans and Commitments (including Incremental Loans and Incremental Commitments) held by all Affiliated Lenders shall not exceed 25% of the total principal amount outstanding under the Term Facilities and any Incremental Loans at the time of such purported assignment;

(iv) no Affiliated Lender may purchase Revolving Commitments or Incremental Revolving Commitments hereunder and no Affiliated Lender may purchase any Revolving Loans or any Incremental Revolving Loans from any Lender, except from a Defaulting Lender (in which case, such Affiliated Lender shall purchase such Defaulting Lender’s Loans and shall purchase all such Loans and other amounts owing to the replaced Lender on or prior to the date of replacement and assume all obligations of the replaced Lender under the Loan Documents in connection with the purchased Revolving Loans in accordance with this Section 11.6 (except that the Borrower shall pay the registration and processing fee referred to therein and for the avoidance of doubt such purchase shall not include its Commitments));

(v) in the case of a purchase of Loans by the Borrower or any of its Subsidiaries, no proceeds of the Revolving Facility and no proceeds of any Incremental Loans drawn under any Incremental Revolving Commitments shall be used for any purchases hereunder;

(vi) any Loans purchased by the Borrower or any of its Subsidiaries shall be automatically and permanently cancelled upon the effectiveness of such assignment and will thereafter no longer be outstanding for any purpose hereunder;

(vii) no Affiliated Lender may purchase any Loans while such Affiliated Lender is in possession of any material non-public information with respect to the Borrower or its Subsidiaries that is material to the assigning Lender’s decision to assign any Loans and that has not been disclosed to the Lenders (except to the extent that any such Lender expressly waives its right to receive such information);

(viii) notwithstanding anything to the contrary in this Agreement, the purchase of Loans made by an Affiliated Lender under this Section 11.6 shall not constitute a voluntary or mandatory prepayment of the Loans; and

(ix) (9) in the case of a purchase by any Affiliated Lender, the assigning Lender and such assignee shall execute and deliver to the Administrative Agent an Affiliated Lender Assignment and Assumption in lieu of an Assignment and Assumption.

11.7. Adjustments; Set-off. (a) Except as expressly provided in Section 11.6 and otherwise to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefited Lender”) shall, at any time after the Loans and other amounts payable hereunder shall immediately become due and payable pursuant to Section 9, receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided, that the failure to give such notice shall not affect the validity of such setoff and application.

11.8. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

11.9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.10. Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Agents and the Lenders with respect to the subject matter hereof and thereof. This Agreement supersedes all prior commitments and undertakings of any or all of the Agents and Lenders relating to the financing contemplated hereby. There are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

11.11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11.12. Submission To Jurisdiction; Waivers. Each of the Borrower, the Agents and the Lenders hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower, as the case may be at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

11.13. Acknowledgments. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) no Agent, Other Representative or Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

11.14. Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 11.1) to take any action requested by the Borrower having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 11.1 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as (i) the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents (other than contingent surviving indemnity obligations in respect of which no claim or demand has been made and obligations under or in respect of Hedge Agreements or Specified Cash Management Arrangements) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding and (ii) except as otherwise agreed by the affected Qualified Counterparties, the net termination liability under or in respect of, and other amounts due and payable under, Specified Hedge Agreements at such time shall have been (A) paid in full, (B) secured by the most senior liens upon the most extensive collateral securing any secured Indebtedness of Loan Parties which provided a source of funding for repayment of any portion of the Loans outstanding at the time the Loans were paid in full, equally and ratably with such Indebtedness (whether or not other obligations are also secured equally and ratably with such liens or by junior liens upon such collateral), if (1) the agreement governing such Indebtedness provides the affected Qualified Counterparties with equivalent rights to those set forth in this Agreement as to the release or subordination of such senior liens and (2) the affected Qualified Counterparties are reasonably satisfied that the Moody’s and S&P debt ratings applicable to such Indebtedness are not lower than the debt ratings then most recently applicable to the Facilities, or (C) secured by any other collateral arrangement satisfactory to the Qualified Counterparty in its reasonable discretion, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. Additionally, the Administrative Agent shall deliver such other documentation reasonably requested by the Borrower to evidence the termination of this Agreement and the other Loan Documents and/or the termination of the Liens on the Collateral, in favor of the Administrative Agent for the benefit of the Secured Parties, all in form reasonably satisfactory to the Administrative Agent and the Borrower. Any such documentation shall be made without recourse, representation or warranty. The Borrower shall pay all costs and expenses (including, but not limited to, reasonable attorney’s fees), that the Administrative Agent incurs in preparing and delivering the foregoing documents (or reviewing forms of such documents prepared by the Borrower or its counsel).

11.15. Confidentiality. Each Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to or in connection with this Agreement; provided, that nothing herein shall prevent any Agent, Other Representative or any Lender from disclosing any such information (a) to any Agent, any other Lender or any Affiliate of any Lender, (b) to any actual or prospective Transferee or any direct or indirect counterparty to any Hedge Agreement (or any professional advisor to such counterparty), if such person is required to maintain confidentiality on terms at least as restrictive as those contained in this Section 11.15, (c) to its employees, directors, agents, members, partners, attorneys, accountants and other professional advisors or those of any of its affiliates if such person is required to maintain confidentiality, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority, or as may otherwise be required pursuant to any Requirement of Law, or if requested or required to do so in connection with any litigation or similar proceeding; provided, that such Agent, Other Representative or Lender, unless prohibited by any Requirement of Law, shall use reasonable efforts to notify the Borrower in advance of any disclosure pursuant to this clause (e) above but only to the extent reasonably practicable under the circumstances and on the understanding that no Agent, Other Representative or Lender shall incur any liability for failure to give such notice, (f) that has been publicly disclosed, (g) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (h) in connection with the exercise of any remedy hereunder or under any other Loan Document or (i) to any rating agency when required by it, provided, that, prior to any disclosure, such rating agency is required to maintain confidentiality. In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar services providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents.

11.16. WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

11.17. Reserved.

11.18. USA PATRIOT Act. Each Lender hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Publ. L. 107-56 (signed into law October 26, 2001)), (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of the each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Patriot Act.

11.19. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, unless expressly provided for herein or in any other Loan Document, without the prior written consent of the Administrative Agent. The provisions of this Section 11.19 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

11.20. Certain Undertakings with Respect to Securitization Subsidiaries.

(a) Each Agent and Lender agrees that, prior to the date that is one year and one day after the payment in full of all the obligations of the Securitization Subsidiary in connection with and under a Securitization, (i) such Agent and such Lender shall not be entitled, whether before or after the occurrence of any Event of Default, to (A) institute against, or join any other Person in instituting against, any Securitization Subsidiary any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the laws of the United States or any State thereof, (B) transfer and register the Capital Stock of any Securitization Subsidiary or any other instrument evidencing any Seller’s Retained Interest in the name of the Administrative Agent or a Secured Party or any designee or nominee thereof, (C) foreclose such security interest regardless of the bankruptcy or insolvency of any Group Member, (D) exercise any voting rights granted or appurtenant to such Capital Stock of any Securitization Subsidiary or any other instrument evidencing any Seller’s Retained Interest or (E) enforce any right that the holder of any such capital stock of any Securitization Subsidiary or any other instrument evidencing any Seller’s Retained Interest might otherwise have to liquidate, consolidate, combine, collapse or disregard the entity status of such Securitization Subsidiary, (ii) such Agent and such Lender hereby waives and releases any right to require (A) that any Securitization Subsidiary be in any manner merged, combined, collapsed or consolidated with or into any Group Member, including by way of substantive consolidation in a bankruptcy case or (B) that the status of any Securitization Subsidiary as a separate entity be in any respect disregarded and (iii) such Agent and such Lender agrees and acknowledges that the agent acting on behalf of the holders of securitization indebtedness of the Securitization Subsidiary is an express third party beneficiary with respect to Sections 11.20(a) and 11.20(b) and such agent shall have the right to enforce compliance by the Agents and Lenders with Sections 11.20(a) and 11.20(b).

(b) Notwithstanding anything to the contrary in the Security Documents or other Loan Documents, upon the transfer or purported transfer by any Group Member of Securitization Assets to a Securitization Subsidiary in a Securitization, any Liens with respect to such Securitization Assets arising under this Agreement, any Security Documents or any other Loan Documents shall automatically be released (and the Administrative Agent is hereby authorized to execute and enter into any such releases and other documents as the Borrower may reasonably request in order to give effect thereto).

11.21. Certain Undertakings with Respect to Certain Affiliate Lenders.

(a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, Affiliated Lenders shall not be permitted to attend any meeting (live or by any electronic means) in such Affiliated Lender’s capacity as a Lender with any Agent or other Lender or receive any information from any Agent or other Lender, except to the extent such information is made available to any Loan Party (or its representatives) and other than administrative notices given to all Lenders hereunder (including information delivered by the Borrower in accordance with Section 7.1 and Section 7.2), or have access to the Platform; and

(b) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, with respect to any Loans at any time held by an Affiliated Lender, such Affiliated Lender shall have no right whatsoever, in its capacity as a Lender with respect to such Loans then held by such Affiliated Lender, whether or not the Borrower or any other Loan Party is subject to a bankruptcy or other insolvency proceeding or otherwise, so long as such Lender is an Affiliated Lender, to (i) consent to any amendment, modification, waiver, consent or other such action with respect to, or otherwise vote on any matter related to, or vote in connection with any direction delivered to the Administrative Agent by the Required Lenders or Majority Facility Lenders under any Facility pursuant to, any of the terms of the Agreement or any other Loan Document, in each case to the extent such amendment, modification, waiver, consent, other action, vote or direction is effective with only the consent of or action by the Required Lenders or the Majority Facility Lenders under any Facility (each, a “Lender Vote/Directive”) and, if applicable, the Borrower; provided, that for purposes of any Lender Vote/Directive the Administrative Agent shall automatically deem any Loans held by such Affiliated Lender to be voted on a pro rata basis in accordance with the votes cast in respect of the Loans of all other Lenders in the aggregate (other than any Affiliated Lenders) in connection with any such Lender Vote/Directive (including all voting and consent rights arising out of any bankruptcy or other insolvency proceedings (except for voting on any plan of reorganization or refraining from voting on any plan of reorganization, in which case the Administrative Agent shall vote or refrain from voting such Loans of such Affiliated Lender in its sole discretion)); provided, further, that no such Lender Vote/Directive shall deprive such Affiliated Lender of its share of any payments or other recoveries which the Lenders are entitled to share on a pro rata basis under the Loan Documents and such Affiliated Lender’s vote shall be counted to the extent any such plan of reorganization or other amendment, waiver, modification or consent proposes to treat the Obligations of the Affiliated Lender in a manner less favorable in any material respect to such Affiliated Lender than the proposed treatment of Obligations held by Lenders that are not Affiliates of the Borrower.

11.22. No Fiduciary Duty. Each Agent, each Other Representative, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their affiliates. The Borrower, on behalf of itself and each other Loan Party, agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower and such other Loan Party, its stockholders or its affiliates, on the other. The Borrower, on behalf of itself and each other Loan Party, acknowledges and agrees that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, their stockholders or their Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors or any other Person. The Borrower, on behalf of itself and each other Loan Party, acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower, on behalf of itself and each other Loan Party, agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower or such other Loan Party, in connection with such transaction or the process leading thereto.

11.23. Effect of Amendment and Restatement of Existing Credit Agreement. (a) On the Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect and shall be deemed replaced and superseded in all respects by this Agreement, except (i) the representations and warranties made by the Borrower and the Loan Parties prior to the Restatement Effective Date (which representations and warranties made prior to the Restatement Effective Date shall not be superseded or rendered ineffective by this Agreement as they pertain to the period prior to the Restatement Effective Date) and (ii) any action or omission performed or required to be performed pursuant to the Existing Credit Agreement prior to the Restatement Effective Date (including any failure, prior to the Restatement Effective Date, to comply with the covenants contained in the Existing Credit Agreement). The parties hereto acknowledge and agree that (1) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” under the Existing Credit Agreement or the other Loan Documents as in effect prior to the Restatement Effective Date and which remain outstanding as of the Restatement Effective Date, (2) the “Obligations” under the Existing Credit Agreement and the other Loan Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereafter subject to the terms herein) and (3) the Liens and security interests as granted under the applicable Loan Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and are reaffirmed hereby. The Borrower acknowledges and agrees that Section 11.5 of the Existing Credit Agreement shall, to the extent applicable immediately prior to the Restatement Effective Date, survive for the intended beneficiaries of such provision to the extent such provision applies with respect to any Indemnified Liabilities (under and as defined in Section 11.5 of the Existing Credit Agreement) relating to events and circumstances occurring prior to the Restatement Effective Date.

(b) On and after the Restatement Effective Date, (i) all references to the Existing Credit Agreement or the Credit Agreement in the Loan Documents (other than references to the “Existing Credit Agreement” in this Agreement, the Amendment and Restatement Agreement, the Amended and Restated

Guarantee and Collateral Agreement, the Amended and Restated IP Security Agreement, or the Mortgages) shall be deemed to refer to the Existing Credit Agreement, as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Credit Agreement or the Credit Agreement in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Restatement Effective Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement, as amended and restated hereby.

(c) The Borrower hereby (i) expressly acknowledges the terms of this Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by such Loan Party and as amended and restated on the date hereof, as applicable and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, including with respect to the obligations of the Borrower as modified by this Agreement. Each Loan Party further acknowledges and agrees to each Agent, each Issuing Lender and each of the Lenders that after giving effect to this Agreement, neither the modification of the Existing Credit Agreement effected pursuant to this Agreement, nor the execution, delivery, performance or effectiveness of the Amendment and Restatement Agreement and this Agreement, as applicable (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as such term is defined in the Existing Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

[Remainder of Page Intentionally Left Blank]

EXHIBIT A

RESERVED

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

This Compliance Certificate is delivered to you pursuant to Section 7.2(a) of the Amended and Restated Credit Agreement, dated as of March 11, 2014 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. Terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein are used herein with the meanings so defined. The undersigned, in his capacity as an officer of the Borrower, and not in his individual capacity, certifies as follows:

1. I am the duly elected, qualified and acting Chief Financial Officer of the Borrower.

2. I have reviewed and am familiar with the contents of this Compliance Certificate.

3. I have reviewed the terms of the Amended and Restated Credit Agreement and the other Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or Event of Default [, except as set forth below].

4. Attached hereto as Attachment 2 are the computations showing compliance with the covenants set forth in Section 8.1 of the Amended and Restated Credit Agreement.

IN WITNESS WHEREOF, I execute this Certificate on behalf of the Borrower this [    ] day of [            ], 2014.

KAR AUCTION SERVICES, INC.

By:
Title:

Attachment 1 to Exhibit B

[Financial statements]

Attachment 2 to Exhibit B

[The information described herein is as of [             , 20    ],

and pertains to the period from [            , 20    ] to [            , 20    ].

1.	Consolidated Senior Secured Leverage Ratio (Section 8.1)
The ratio of
	(i) Consolidated Total Debt on the last day of the fiscal quarter (except the portion thereof consisting of Indebtedness not secured by a Lien on any Property of any Group Member)	$

To
	(ii) Consolidated EBITDA for the period of four consecutive fiscal quarters then ended	$

Ratio:

(must not be greater than [see appropriate ratio in Section 8.1])

Calculations

1.	CONSOLIDATED TOTAL DEBT	$

2.	CONSOLIDATED EBITDA	$

EXHIBIT C

FORM OF CLOSING CERTIFICATE OF THE GUARANTORS

Pursuant to subsection 4.6 of the Amendment and Restatement Agreement dated as of March 11, 2014 (the “Amendment”; terms defined therein being used herein as therein defined), by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF COMPANY] (the “Company”) in his capacity as such and not in his individual capacity, hereby certifies on behalf of the Company as follows:

                                         is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the date set forth below.

Name:
Title:

Date:	[ ],2014

The undersigned Secretary of the Company certifies as follows:

1. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Company.

2. Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

3. Attached hereto as Annex 2 is a true and complete copy of the by-laws of the Company as in effect on the date hereof.

4. Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation of the Company as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated.

5. Attached hereto as Annex 4 is a certificate of good standing of the Company issued by the Secretary of State of the State of [            ], dated as of a recent date hereof.

6. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:

Name	Office	Signature

IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the date set forth below.

Name:
Title:	Secretary

Date:	[ ], 2014

Annex 1 to Closing Certificate

Board Resolutions

See attached.

Annex 2 to Closing Certificate

By-laws

See attached

Annex 3 to Closing Certificate

[Articles][Certificate] of Incorporation

See attached.

Annex 4 to Closing Certificate

Certificate of Good Standing

See attached.

EXHIBIT D

FORM OF MORTGAGE

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING FOR COMMERCIAL PURPOSES

by

[                                         ]

as Mortgagor

to

JPMORGAN CHASE BANK, N.A.

as Mortgagee

Dated as of:             , [20——]

Property Address:

[                    ]

THIS INSTRUMENT WAS PREPARED BY AND

RECORD AND RETURN TO:

NONA FARAHNIK

LATHAM & WATKINS LLP

885 THIRD AVENUE, SUITE 1000

NEW YORK, NY 10022

TABLE OF CONTENTS

1.	DEFINITIONS		1

2.	WARRANTIES, REPRESENTATIONS AND COVENANTS		3
	2.1	Title to Mortgaged Property and Lien of this Instrument	3
	2.2	First Lien Status	3
	2.3	Payment and Performance	3
	2.4	Replacement of Fixtures and Personalty	3
	2.5	Maintenance of Rights of Way, Easements and Licenses	3
	2.6	Inspection	4
	2.7	Other Covenants	4
	2.8	Condemnation Awards and Insurance Proceeds.	4
	2.9	Transfer or Encumbrance of the Mortgaged Property	4

3.	DEFAULT AND FORECLOSURE		4
	3.1	Remedies	4
	3.2	Separate Sales	6
	3.3	Remedies Cumulative, Concurrent and Nonexclusive	6
	3.4	Release of and Resort to Collateral	6
	3.5	Waiver of Redemption, Notice and Marshalling of Assets	6
	3.6	Discontinuance of Proceedings	6
	3.7	Application of Proceeds	7
	3.8	Occupancy After Foreclosure	7
	3.9	Protective Advances and Disbursements; Costs of Enforcement.	7
	3.10	No Mortgagee in Possession	8

4.	ASSIGNMENT OF RENTS AND LEASES		8
	4.1	Assignment	8
	4.2	No Obligation	8
	4.3	Right to Apply Rents	8
	4.4	No Merger of Estates	8

5.	SECURITY AGREEMENT		9
	5.1	Security Interest	9
	5.2	Financing Statements	9
	5.3	Fixture Filing	9

6.	MISCELLANEOUS		9
	6.1	Notices	9
	6.2	Covenants Running with the Land	9
	6.3	Attorney-in-Fact	10
	6.4	Successors and Assigns	10
	6.5	No Waiver	10
	6.6	Subrogation	10
	6.7	Amended and Restated Credit Agreement	10
	6.8	Release	10
	6.9	Waiver of Stay, Moratorium and Similar Rights	11
	6.10	Obligations of Mortgagor, Joint and Several	11
	6.11	Governing Law	11
	6.12	Headings	11
	6.13	Entire Agreement	11

D-i

Exhibit A: legal description

INDEX OF DEFINED TERMS

Covenants	1	Mortgagee	1
Amended and Restated Credit Agreement	1	Mortgagor	1
Fixtures	1	Obligations	2
Hedging Agreements	1	Permitted Encumbrances	3
Improvements	1	Personalty	2
Land	1	Plans	2
Leases	2	Property Agreements	2
Loan Documents	1	Rents	2
Mortgage	1	UCC	3
Mortgaged Property	1

D-ii

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING FOR COMMERCIAL

PURPOSES

This Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing for Commercial Purposes (this “Mortgage”) is executed as of             , 20——, by and from [                    ], a             (“Mortgagor”), whose address is                                         , to JPMORGAN CHASE BANK, N.A., (“Mortgagee”), a national association, as Administrative Agent for the Lenders under the Amended and Restated Credit Agreement more fully described below, whose address is 10 South Dearborn, Floor 07, Chicago, IL, 60603-2003.

ARTICLE 1 DEFINITIONS

Capitalized terms used herein but not otherwise defined shall have the meanings set forth for such terms in the Amended and Restated Credit Agreement. As used herein, the following terms shall have the following meanings:

“Covenants”: All of the agreements, covenants, conditions, warranties, representations and other obligations made or undertaken by Mortgagor or any other person or entity to Mortgagee or others, as set forth in the Loan Documents.

“Loan Documents”: The (1) Amendment and Restatement Agreement dated as of March 11, 2014 by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), (2) Amended and Restated Credit Agreement dated as of March 11, 2014 among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (the “Amended and Restated Credit Agreement”), (3) the Security Documents and the Notes, (4) this Mortgage, (5) all other documents now or hereafter executed by Mortgagor or any other person or entity to evidence or secure the payment and performance of the Obligations, (6) any Specified Hedge Agreement (the “Hedging Agreements”), and (7) all modifications, restatements, consolidations, extensions, renewals and replacements of any of the foregoing.

“Mortgaged Property”: All of Mortgagor’s right, title and interest in or to (1) the real property described in Exhibit A, together with any greater estate therein as hereafter may be acquired by Mortgagor (the “Land”), (2) buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the “Improvements”), (3) fixtures, materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and all water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the “Fixtures”), (4) all goods, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or that may be used in or relating to the planning, development, financing or operation of the Mortgaged Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, goodwill, chattel paper, documents, property licenses and/or franchise agreements, rights of Mortgagor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Mortgagor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, but, in each case, only to the extent assignable (collectively, the “Personalty”), (5) reserves, escrows or impounds required under the Amended and Restated Credit Agreement and all deposit accounts maintained by Mortgagor with respect to the Mortgaged Property, (6) plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the “Plans”), (7) all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant a possessory interest in, or the right to use, all or any part of the Mortgaged Property (the “Leases”), together with all related security and other deposits, (8) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases other than Mortgagor for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the “Rents”), (9) to the extent assignable, all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the “Property Agreements”), (10) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Mortgagor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (11) accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (12) insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor, (13) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Mortgaged Property and (14) any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

“Obligations”: As defined in the Amended and Restated Credit Agreement, as well as all obligations arising under the Amended and Restated Guarantee and Collateral Agreement and including, without limitation, any Incremental Loan and all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Mortgagor to Mortgagee under documents that recite that they are intended to be secured by this Mortgage.

“Permitted Encumbrances”: The (a) outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this

Mortgage issued on or about the date hereof, (b) the liens and security interests in favor of Mortgagee created or permitted by the Loan Documents and (c) the Liens allowed to exist pursuant to Section 8.3(a) to Section 8.3(w), inclusive, of the Amended and Restated Credit Agreement.

“UCC”: The Uniform Commercial Code of the State of New York or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than New York, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

GRANT. To secure the full and timely payment and performance of the Obligations, Mortgagor MORTGAGES, GRANTS, BARGAINS, SELLS, TRANSFERS, ASSIGNS and HYPOTHECATES and CONVEYS the Mortgaged Property to Mortgagee, subject, however, to the Permitted Encumbrances.

ARTICLE 2 WARRANTIES, REPRESENTATIONS AND COVENANTS. Mortgagor warrants, represents and covenants to Mortgagee as follows:

Section 2.1 Title to Mortgaged Property and Lien of this Instrument. Mortgagor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Mortgage creates a valid, enforceable first priority lien and security interest against the Mortgaged Property, except for the Permitted Encumbrances.

Section 2.2 First Lien Status. Mortgagor shall preserve and protect the first lien and security interest status of this Mortgage and the other Loan Documents. If any lien or security interest other than a Permitted Lien is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Amended and Restated Credit Agreement (including the requirement of providing a bond or other security satisfactory to Mortgagee to the extent required by the Amended and Restated Credit Agreement).

Section 2.3 Payment and Performance. Mortgagor shall pay and perform the Obligations when due under the Loan Documents to which it is a party and shall perform the Covenants under the Loan Documents to which it is a party in full when they are required to be performed.

Section 2.4 Replacement of Fixtures and Personalty. Except as permitted by the Amended and Restated Credit Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, not to be unreasonably withheld, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is immaterial or is obsolete.

Section 2.5 Maintenance of Rights of Way, Easements and Licenses. Mortgagor shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements and franchises necessary for the use of the Mortgaged Property and will not, without the prior consent of Mortgagee, not to be unreasonably withheld or delayed, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Mortgaged Property which restriction is reasonably likely to materially and adversely affect the current use of the Mortgaged Property. Mortgagor shall comply in all material respects with all restrictive covenants affecting the Mortgaged Property, and all zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.

Section 2.6 Inspection. Mortgagor shall permit Mortgagee, and Mortgagee’s respective agents, representatives and employees, to inspect the Mortgaged Property to the extent permitted in Section 7.6 of the Amended and Restated Credit Agreement.

Section 2.7 Other Covenants. All property-related covenants in the Amended and Restated Credit Agreement are incorporated as though Mortgagor were the “Borrower” thereunder.

Section 2.8 Condemnation Awards and Insurance Proceeds.

(a) Condemnation Awards. Mortgagor assigns all awards and compensation for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquaintances therefor, subject to the terms of the Amended and Restated Credit Agreement.

(b) Insurance Proceeds. Mortgagor assigns to Mortgagee all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property, subject to the terms of the Amended and Restated Credit Agreement. Mortgagor authorizes and directs the issuer of each of such insurance policies to make payment for all such losses to Mortgagee, to be released by Mortgagee or applied in accordance with the terms of the Amended and Restated Credit Agreement.

Notwithstanding the foregoing, Mortgagee shall make available to Mortgagor the foregoing awards, compensation and proceeds of condemnation and insurance, for the purpose of restoration and rebuilding the Mortgaged Property, to the same extent that Mortgagor or the borrowers would be entitled to retain Net Cash Proceeds in connection with a Recovery Event (as both of those terms are defined in the Amended and Restated Credit Agreement), under the terms of the Amended and Restated Credit Agreement.

Section 2.9 Transfer or Encumbrance of the Mortgaged Property. Mortgagor shall not, except as and to the extent permitted in the Amended and Restated Credit Agreement, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred.

ARTICLE 3 DEFAULT AND FORECLOSURE

Section 3.1 Remedies. During the occurrence and continuance of an Event of Default, Mortgagee may, at Mortgagee’s election and by or through Mortgagee or otherwise, exercise any or all of the following rights, remedies and recourses:

(a) Acceleration. To the extent permitted by the Amended and Restated Credit Agreement, declare the Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

(b) Entry on Mortgaged Property. To the extent permitted by the Amended and Restated Credit Agreement, enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee’s prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

(c) Operation of Mortgaged Property. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of the Amended and Restated Credit Agreement.

(d) Foreclosure and Sale. Institute proceedings for the complete judicial or, to the extent permitted by applicable law, non-judicial foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) days prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee may be a purchaser at such sale and if Mortgagee is the highest bidder, may credit the portion of the purchase price that would be distributed to Mortgagee against the Obligations in lieu of paying cash.

(e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Obligations, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of the Amended and Restated Credit Agreement.

(f) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity and under the UCC (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Notes either before, during or after any proceeding to enforce this Mortgage).

Section 3.2 Separate Sales. During the occurrence and continuance of an Event of Default, Mortgagee may sell the Mortgaged Property in one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 3.3 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Notes and the other Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 3.4 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the remaining Mortgaged Property. For payment of the Obligations, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

Section 3.5 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Mortgagee’s election to exercise or its actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

Section 3.6 Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default that may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 3.7 Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by the Amended and Restated Credit Agreement or applicable law:

(a) to the payment of the costs and expenses actually incurred by Mortgagee in taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation: (1) Mortgagee’s and receiver’s reasonable fees and expenses, (2) court costs, (3) reasonable attorneys’ and accountants’ fees and expenses, (4) costs of advertisement, and (5) the payment of all ground rent, real estate taxes and assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold;

(b) to the payment of all amounts (including interest), other than the unpaid principal balance of the Notes and accrued but unpaid interest, which may be due to Mortgagee under the Loan Documents;

(c) to the payment of the Obligations and performance of the Covenants under the Loan Documents in such manner and order of preference as Mortgagee in its sole discretion may determine; and

(d) the balance, if any, to the payment of the persons legally entitled thereto.

Section 3.8 Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 3.1.4 shall become the legal owner of the Mortgaged Property. All occupants of the Mortgaged Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Mortgaged Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Mortgaged Property.

Section 3.9 Protective Advances and Disbursements; Costs of Enforcement.

(a) If any Event of Default exists, Mortgagee shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee under this Section, or otherwise under this Mortgage or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the interest rate applicable to overdue Reimbursement Obligations under Section 4.5(c) of the Amended and Restated Credit Agreement, and all such sums, together with interest thereon, shall be secured by this Mortgage.

(b) Mortgagor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Loan Documents, or the enforcement, compromise or settlement of the Obligations or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise.

Section 3.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article, the assignment of the Rents and Leases under Article 4, the security interests under Article 5, nor any other remedies afforded to Mortgagee under the Loan Documents, at law or in equity shall cause Mortgagee to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE 4 ASSIGNMENT OF RENTS AND LEASES

Section 4.1 Assignment. Mortgagor hereby grants to Mortgagee a present, absolute assignment of the Leases and Rents. While any Event of Default exists and is continuing, to the extent permitted by applicable law and subject to the terms of the Amended and Restated Credit Agreement, Mortgagee shall be entitled to (a) notify any person that the Leases have been assigned to Mortgagee and that all Rents are to be paid directly to Mortgagee, whether or not Mortgagee has commenced or completed foreclosure or taken possession of the Mortgaged Property; (b) settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases; (c) enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Leases; (d) enter upon, take possession of and operate the Mortgaged Property; (e) lease all or any part of the Mortgaged Property; and/or (f) perform any and all obligations of Mortgagor under the Leases and exercise any and all rights of Mortgagor therein contained to the full extent of Mortgagor’s rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver.

Section 4.2 No Obligation. Notwithstanding Mortgagee’s rights hereunder, Mortgagee shall not be obligated to perform, and Mortgagee does not undertake to perform, any obligation, duty or liability with respect to the Leases or Rents on account of this Mortgage. Mortgagee shall have no responsibility on account of this Mortgage for the control, care, maintenance or repair of the Mortgaged Property, for any waste committed on the Mortgaged Property, for any dangerous or defective condition of the Mortgaged Property, or for any negligence in the management, upkeep, repair or control of the Mortgaged Property except to the extent any of the foregoing are caused by Mortgagee or its agents.

Section 4.3 Right to Apply Rents. Subject to the terms of the Amended and Restated Credit Agreement, Mortgagee shall have the right, but not the obligation, to use and apply any Rents received hereunder in such order and such manner as Mortgagee may determine, including, without limitation, for: (a) the payment of costs and expenses of enforcing or defending the terms of this Mortgage or the rights of Mortgagee hereunder, and collecting any Rents and (b) the payment of costs and expenses of the operation and maintenance of the Mortgaged Property.

Section 4.4 No Merger of Estates. So long as any part of the Obligations and Covenants secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any lessee or any third party by purchase or otherwise.

ARTICLE 5 SECURITY AGREEMENT

Section 5.1 Security Interest. This Mortgage constitutes a “Security Agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements. To this end, Mortgagor grants to Mortgagee a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements and all other Mortgaged Property that is personal property to secure the payment of the Obligations and performance of the Covenants under the Loan Documents (subject to the Permitted Encumbrances) and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements sent to Mortgagor at least ten days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.

Section 5.2 Financing Statements. Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder, and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

Section 5.3 Fixture Filing. This Mortgage shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property that is or is to become Fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

ARTICLE 6 MISCELLANEOUS

Section 6.1 Notices. Any notice required or permitted to be given under this Mortgage shall be given in accordance with Section 11.2 of the Amended and Restated Credit Agreement.

Section 6.2 Covenants Running with the Land. All Obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, “Mortgagor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property (without in any way implying that Mortgagee has or will consent to any such conveyance or transfer of the Mortgaged Property). All persons or entities who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Amended and Restated Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

Section 6.3 Attorney-in-Fact. Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee’s interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements and applications for registration necessary to create, perfect or preserve Mortgagee’s security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists and is continuing, to perform any obligation of Mortgagor hereunder; however: (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (2) any sums advanced by Mortgagee in such performance shall be added to and included in the Obligations and shall bear interest at the interest rate applicable to overdue Reimbursement Obligations under Section 4.5(c) of the Amended and Restated Credit Agreement; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (4) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action that it is empowered to take under this Section.

Section 6.4 Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

Section 6.5 No Waiver. Any failure by Mortgagee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Mortgagee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 6.6 Subrogation. To the extent proceeds of the Loan have been used to extinguish, extend or renew any indebtedness against the Mortgaged Property, then Mortgagee shall be subrogated to all of the rights, liens and interests existing against the Mortgaged Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Mortgagee.

Section 6.7 Amended and Restated Credit Agreement. If any conflict or inconsistency exists between this Mortgage and the Amended and Restated Credit Agreement, the Amended and Restated Credit Agreement shall govern.

Section 6.8 Release. At such time as (i) the Loans, the Reimbursement Obligations and all other Obligations (other than contingent surviving indemnity obligations in respect of which no claim or demand has been made, Borrower Hedge Agreement Obligations (as defined in the Amended and Restated Guarantee and Collateral Agreement) and Borrower Cash Management Arrangements (as defined in the Amended and Restated Guarantee and Collateral Agreement)) have been paid in full, the Commitments have been terminated and no Letters of

Credit shall be outstanding and (ii) except as otherwise agreed by the affected Qualified Counterparties, the net termination liability under or in respect of, and other amounts due and payable under, Specified Hedge Agreements at such time shall have been (A) paid in full, (B) secured by the most senior liens upon the most extensive collateral securing any secured Indebtedness of Loan Parties which provided a source of funding for repayment of any portion of the Loans outstanding at the time the Loans were paid in full, equally and ratably with such Indebtedness (whether or not other obligations are also secured equally and ratably with such liens or by junior liens upon such collateral), if (1) the agreement governing such Indebtedness provides the affected Qualified Counterparties with equivalent rights to those set forth in the Amended and Restated Credit Agreement as to the release or subordination of such senior liens and (2) the affected Qualified Counterparties are reasonably satisfied that the Moody’s and S&P debt ratings applicable to such Indebtedness are not lower than the debt ratings then most recently applicable to the Facilities, or (C) secured by any other collateral arrangement satisfactory to the Qualified Counterparty in its reasonable discretion, Mortgagee, at Mortgagor’s expense, shall release the liens and security interests created by this Mortgage or, at Mortgagor’s request (but at no cost to Mortgagee) assign this Mortgage to a Mortgagee designated by Mortgagor.

Section 6.9 Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the indebtedness secured hereby, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.

Section 6.10 Obligations of Mortgagor, Joint and Several. If more than one person or entity has executed this Mortgage as “Mortgagor,” the obligations of all such persons or entities hereunder shall be joint and several.

Section 6.11 Governing Law. This Mortgage shall be governed by the laws of the State in which the Land is located.

Section 6.12 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

Section 6.13 Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[INSERT STATE SPECIFIC PROVISIONS]

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date first above written.

[ ]

By:
Name:
Title:

[STATE SPECIFIC NOTARY BLOCK]

EXHIBIT A

[Legal Description]

TO BE PROVIDED

EXHIBIT E-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Amended and Restated Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Amended and Restated Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Amended and Restated Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.	Borrower:	KAR Auction Services, Inc.

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Amended and Restated Credit Agreement

5.	Credit Agreement:	Amended and Restated Credit Agreement, dated as of March 11, 2014 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans		CUSIP Number
			$	$		%
			$	$		%
			$	$		%

[7.	Trade Date:	]

[Page break]

Effective Date:                      , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]
[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S]
[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

[Consented to and] Accepted:

JPMORGAN CHASE BANK, N.A, as

Administrative Agent[, Issuing Lender and Swingline Lender]

By:
Title:

[Consented to:]

KAR AUCTION SERVICES, INC.

By:
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Amended and Restated Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Amended and Restated Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.6 of the Amended and Restated Credit Agreement (subject to such consents, if any, as may be required under Section 11.6(b) of the Amended and Restated Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Amended and Restated Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Amended and Restated Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][any] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, [the][such] Assignor or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) [if it is a Non-U.S. Lender] attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Amended and Restated Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the

Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. THIS ASSIGNMENT AND ASSUMPTION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EXHIBIT E-2

FORM OF AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

This Affiliated Lender Assignment and Assumption (the “Affiliated Lender Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Affiliated Lender Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Amended and Restated Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Amended and Restated Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Amended and Restated Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Affiliated Lender Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.	Borrower:	KAR Auction Services, Inc.

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Amended and Restated Credit Agreement

5.	Credit Agreement:	Amended and Restated Credit Agreement, dated as of March 11, 2014 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans		CUSIP Number
			$	$		%
			$	$		%
			$	$		%

[7.	Trade Date:	]

[Page break]

Effective Date:                      , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Affiliated Lender Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]
[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S]
[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

[Consented to and] Accepted:

JPMORGAN CHASE BANK, N.A, as
Administrative Agent

By:
Title:

[Consented to:]

[NAME OF RELEVANT PARTY]

By:
Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Lender Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Amended and Restated Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document; and (c) acknowledges that [the][each] Assignee is an Affiliated Lender and [the Borrower] [a Subsidiary of the Borrower].

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Lender Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Amended and Restated Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.6 of the Amended and Restated Credit Agreement (subject to such consents, if any, as may be required under Section 11.6(b) of the Amended and Restated Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Amended and Restated Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest, [and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type,]1 (v) it has received a copy of the Amended and Restated Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Affiliated Lender Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Affiliated Lender Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) [if it is a Non-U.S. Lender] attached to the Affiliated Lender Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Amended and Restated Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

[1]	Include bracketed language for all Affiliated Lender Assignment and Assumptions other than an assignment to a Borrower or its Subsidiaries.

[The] [Each] Assignee represents and warrants that it is an Affiliated Lender and [the Borrower] [a Subsidiary of the Borrower]. By executing this Affiliated Lender Assignment and Assumption, the Assignee agrees to be bound by the terms of Section 11.6(g), 11.21(a) [and 11.21(b)]2 of the Amended and Restated Credit Agreement, and represents and warrants that the purchase and assumption of the Assigned Interest satisfies the terms and conditions of Section 11.6(g), 11.21(a) [and 11.21(b)]3 of the Amended and Restated Credit Agreement.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3. General Provisions. This Affiliated Lender Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Affiliated Lender Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Affiliated Lender Assignment and Assumption by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Affiliated Lender Assignment and Assumption. THIS AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[2]	Include if the Assignee is an Affiliated Lender.
[3]	Include if the Assignee is an Affiliated Lender.

EXHIBIT F

FORM OF EXEMPTION CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement, dated as of March 11, 2014 (the “Amended and Restated Credit Agreement”) by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Amended and Restated Credit Agreement. [            ] (the “Non-U.S. Lender”) is providing this certificate pursuant to subsection 4.10(d) of the Amended and Restated Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

I.	The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by Note(s) in respect of which it is providing this certificate.

II.	The Non-U.S. Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”). In this regard, the Non-U.S. Lender further represents and warrants that:

(a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

III.	The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code.

IV.	The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]

By:
Name:
Title:

Date: [            , 20    ]

EXHIBIT G-1

FORM OF TERM NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AGREEMENT.

$[ ]	New York, New York

[                     , 200    ]

FOR VALUE RECEIVED, the undersigned, KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to [            ] (the “Lender”) or its registered successors and assigns at the Funding Office specified in the Amended and Restated Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a) [            ] DOLLARS ($[        ]), or, if less, (b) the aggregate unpaid principal amount of the Term Loan of the Lender outstanding under the Amended and Restated Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3 of the Amended and Restated Credit Agreement. The Borrower further agrees to pay interest in like money at such Funding Office on the unpaid principal amount hereof from time to time outstanding at the applicable rates and on the dates specified in Section 4.5 of the Amended and Restated Credit Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute rebuttably presumptive evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower under the Amended and Restated Credit Agreement and other Loan Documents in respect of the Term Loan.

This Note (a) is one of the Notes evidencing the Term Loan under the Amended and Restated Credit Agreement, dated as of March 11, 2014 (the “Amended and Restated Credit Agreement”), by and among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), (b) is subject to the provisions of the Amended and Restated Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Amended and Restated Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Amended and Restated Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind under this Note to the fullest extent permitted under applicable law.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE AMENDED AND RESTATED CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE AMENDED AND RESTATED CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

KAR AUCTION SERVICES, INC.

By:
Name:
Title:

Schedule A

to Term Note

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to Eurodollar Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

Schedule B

to Term Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By

EXHIBIT G-2

FORM OF REVOLVING NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AGREEMENT.

$[ ]	New York, New York

[                     , 200    ]

FOR VALUE RECEIVED, the undersigned, KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to [            ] (the “Lender”) or its registered successors and assigns at the Funding Office specified in the Amended and Restated Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Termination Date the principal amount of (a) [            ] DOLLARS ($[            ]), or, if less, (b) the aggregate unpaid principal amount of all Revolving Loans of the Lender outstanding under the Amended and Restated Credit Agreement. The Borrower further agrees to pay interest in like money at such Funding Office on the unpaid principal amount hereof from time to time outstanding at the applicable rates and on the dates specified in Section 4.5 of the Amended and Restated Credit Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Loan made pursuant to the Amended and Restated Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute rebuttably presumptive evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower under the Amended and Restated Credit Agreement and other Loan Documents in respect of any Revolving Loan.

This Note (a) is one of the Notes evidencing the Revolving Loans under the Amended and Restated Credit Agreement, dated as of March 11, 2014 (the “Amended and Restated Credit Agreement”) by and among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), (b) is subject to the provisions of the Amended and Restated Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Amended and Restated Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Amended and Restated Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind under this Note to the fullest extent permitted under applicable law.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE AMENDED AND RESTATED CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE AMENDED AND RESTATED CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

KAR AUCTION SERVICES, INC.

By:
Name:
Title:

Schedule A

to Revolving Note

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to Eurodollar Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

Schedule B

to Revolving Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By

EXHIBIT G-3

FORM OF SWINGLINE NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AGREEMENT.

$[ ]	New York, New York

[                     , 200    ]

FOR VALUE RECEIVED, the undersigned, KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to JPMorgan Chase Bank, N.A. (the “Swingline Lender”) or its registered successors and assigns at the Funding Office specified in the Amended and Restated Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Termination Date the principal amount of (a) [            ] DOLLARS ($[            ]), or, if less, (b) the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Borrower pursuant to Section 3.4 of the Amended and Restated Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable rates and on the dates specified in Section 4.5 of such Amended and Restated Credit Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swingline Loan made pursuant to the Amended and Restated Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute rebuttably presumptive evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower under the Amended and Restated Credit Agreement and other Loan Documents in respect of any Swingline Loan.

This Note (a) is the Note evidencing the Swingline Loan under the Amended and Restated Credit Agreement, dated as of March 11, 2014 (the “Amended and Restated Credit Agreement”) by and among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), (b) is subject to the provisions of the Amended and Restated Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Amended and Restated Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Amended and Restated Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind under this Note to the fullest extent permitted under applicable law.

Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE AMENDED AND RESTATED CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE AMENDED AND RESTATED CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

KAR AUCTION SERVICES, INC.

By:
Name:
Title:

Schedule A

to Swingline Note

LOANS AND REPAYMENTS OF SWINGLINE LOANS

Date	Amount of Swingline Loans	Amount of Principal of Swingline Loans Repaid	Unpaid Principal Balance of Swingline Loans	Notation Made By

EXHIBIT H

RESERVED

EXHIBIT I

FORM OF

SOLVENCY CERTIFICATE

I, Eric M. Loughmiller, the Chief Financial Officer of KAR Auction Services, Inc., a Delaware corporation (the “Company”), hereby certify, in my capacity as such and not in my individual capacity, that I am the Chief Financial Officer of the Company and that I am familiar with the properties, businesses, assets, finances and operations of the Company and its Subsidiaries (collectively, the “Loan Parties”) and I am duly authorized to execute this certificate on behalf of the Company pursuant to Section 4.9 of the Amendment and Restatement Agreement dated as of March 11, 2014 (the “Amendment and Restatement Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) by and among the Company, as borrower, the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

I further certify, in my capacity as the Chief Financial Officer of the Company and not in my individual capacity, that I have reviewed the Loan Documents and the contents of this solvency certificate (“Solvency Certificate”) and, in connection herewith, have reviewed such other documentation and information and have made such investigation and inquiries as I have deemed necessary and prudent therefor. As used herein, “identified contingent liabilities” means the collective reference to (i) any contingent liabilities that would be recorded in accordance with GAAP, and (ii) the maximum reasonably estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, environmental conditions, uninsured risks and other contingent liabilities, as identified and explained in terms of their nature and estimated magnitude by Responsible Officers of the Company or that have been identified as such by Responsible Officers of the Company.

1. I do hereby further certify, in my capacity as the Chief Financial Officer of the Company and not in my individual capacity, that, as of the date hereof, after giving effect to the transactions contemplated by the Amendment and Restatement Agreement and the other Loan Documents, the Loan Parties, taken as a whole, are Solvent;

2. In making the certifications set forth above, I have:

(a) considered the consolidated financial statements (the “Financial Statements”) delivered to the Administrative Agent as a representative for the Lenders pursuant to Section 4.3 of the Amendment and Restatement Agreement;

(b) considered the values of the Loan Parties’ real property, equipment, inventory, accounts receivable, customer lists, supply contracts, joint venture interests, licenses, leases and all other property of such parties, real and personal, tangible and intangible;

(c) consulted with officers of the Loan Parties concerning, among other matters, pending and threatened litigation, uninsured risks, guaranties of obligations of any other Person and other contingent obligations and have, using my best judgment, also taken into account the maximum realistic exposure of each Loan Party to liabilities which would not be included in reserves otherwise reflected on the Financial Statements; and

(d) made such other investigations and inquiries as I have, to the best of my experience, deemed appropriate and have taken into account the nature of the particular business anticipated to be conducted by the Loan Parties after consummation of the transactions referred to above.

Furthermore, in making the certifications set forth above, I do not hold myself out as an expert on, and have not in connection with this Solvency Certificate engaged the services of any expert on asset valuation or appraisal, and any statements made herein as to the value of the assets are made to the best of my knowledge without having made any special investigation with respect thereto. This Solvency Certificate is being executed and delivered by me in my capacity as an officer of the Company and no personal liability will attach to me in connection with the execution and delivery of this Solvency Certificate.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has duly executed this Solvency Certificate as of the date first written above.

KAR AUCTION SERVICES, INC.

By:
Name:
	Title:	Chief Financial Officer

EXHIBIT J

FORM OF CLOSING CERTIFICATE

Pursuant to subsection 4.2 of the Amendment and Restatement Agreement dated as of March 11, 2014 (the “Amendment”; terms defined therein being used herein as therein defined), by and among KAR Auction Services, Inc., a Delaware corporation (the “Company”), the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the undersigned [Responsible Officer] of the Company in his capacity as such and not in his individual capacity, hereby certifies on behalf of the Company as follows:

1. The representations and warranties of the Company and its Subsidiaries set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Company pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

2. [Name of Secretary] is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof.

4. The documents required to be delivered as conditions precedent pursuant to Article IV of the Amendment have been delivered except to the extent that the requirement to deliver any such document has been waived by the Lenders. Notwithstanding the preceding sentence, we make no certification as to the satisfaction of the Administrative Agent or the Lenders as relates to any condition precedent set forth in Article IV.

IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the date set forth below.

By:
Name:
Title:	[Responsible Officer]

Date:	[ ], 2014

The undersigned Secretary of the Company certifies as follows:

1. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Company.

2. Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

3. Attached hereto as Annex 2 is a true and complete copy of the by-laws of the Company as in effect on the date hereof.

4. Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation of the Company as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated.

5. Attached hereto as Annex 4 is a certificate of good standing of the Company issued by the Secretary of State of the State of Delaware, dated as of a recent date hereof.

6. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:

Name	Office	Signature

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

Name:
Title:	Secretary

Annex 1 to Closing Certificate

Board Resolutions

See attached.

Annex 2 to Closing Certificate

By-laws

See attached.

Annex 3 to Closing Certificate

Certificate of Incorporation

See attached.

Annex 4 to Closing Certificate

Certificate of Good Standing

See attached.

EXHIBIT K-1

FORM OF INTERCREDITOR AGREEMENT4

This INTERCREDITOR AGREEMENT (“Agreement”), is dated as of [DATE], and entered into by and among JPMORGAN CHASE BANK, N.A. (“JPMCB”), in its capacity as administrative agent for the holders of the First Lien Obligations (as defined below), including its successors and assigns from time to time (the “First Lien Collateral Agent”) and [SECOND LIEN COLLATERAL AGENT] (“                                         ”), in its capacity as administrative agent for the holders of the Second Lien Obligations (as defined below), including its successors and assigns from time to time (the “Second Lien Collateral Agent”) and acknowledged and agreed to by KAR AUCTION SERVICES, INC. (the “Company”) and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

The Company, the lenders and agents party thereto, and JPMCB, as Administrative Agent, have entered into that Amended and Restated Credit Agreement dated March 11, 2014 providing for a revolving credit facility and term loan (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Amended and Restated First Lien Credit Agreement”);

The Company, the lenders and agents party thereto, and [Trustee], as Trustee, have entered into that Indenture dated as of [the date hereof] [[        ], [            ]] providing for the issuance of secured notes (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Indenture”);

Pursuant to (i) the Amended and Restated First Lien Credit Agreement, the Company has agreed to cause certain current and future Subsidiaries to agree to guaranty the First Lien Obligations pursuant to a Subsidiary Guaranty (the “First Lien Subsidiary Guaranty”); (ii) the Indenture, the Company has agreed to cause certain current and future Subsidiaries to agree to guaranty the Second Lien Obligations pursuant to a Subsidiary Guaranty (the “Second Lien Subsidiary Guaranty”);

The obligations of the Company under the Amended and Restated First Lien Credit Agreement and any Hedge Agreements and Borrower Cash Management Arrangement Obligations with the First Lien Lenders (or any of their affiliates), the obligations of the Subsidiary guarantors under the First Lien Subsidiary Guaranty will be secured on a first priority basis by liens on substantially all the assets of the Company and the Subsidiary guarantors (such current and future Subsidiaries of the Company providing a guaranty thereof, the “Guarantor Subsidiaries”), respectively, pursuant to the terms of the First Lien Collateral Documents;

[4]	Note – Document to be modified as appropriate to the extent additional first lien obligations are in existence when second lien obligations is incurred.

The obligations of the Company under the Indenture and the obligations of the Guarantor Subsidiaries under the Second Lien Subsidiary Guaranty will be secured on a second priority basis by liens on substantially all the assets of the Company and the Guarantor Subsidiaries, respectively, pursuant to the terms of the Second Lien Collateral Documents;

The First Lien Loan Documents and the Second Lien Note Facility Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

In order to induce the First Lien Collateral Agent and the First Lien Claimholders to consent to the Grantors incurring the Second Lien Obligations and to induce the First Lien Claimholders to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor, the Second Lien Collateral Agent on behalf of the Second Lien Claimholders has agreed to the intercreditor and other provisions set forth in this Agreement.

AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Definitions.

(a) Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

“Amended and Restated First Lien Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“Amended and Restated Guarantee and Collateral Agreement” has the meaning assigned to that term in the Amended and Restated First Lien Credit Agreement.

“Asset Sale” has the meaning assigned to that term in the Amended and Restated First Lien Credit Agreement.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower Cash Management Arrangement Obligations” has the meaning assigned to that term in the Amended and Restated Guarantee and Collateral Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Cap Amount” has the meaning assigned to that term in the definition of “First Lien Obligations.”

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral including any property subject to Liens granted pursuant to Section 6 to secure both First Lien Obligations and Second Lien Obligations.

“Company” has the meaning assigned to that term in the Preamble to this Agreement.

“Comparable Second Lien Collateral Document” means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, the Second Lien Note Facility Document that creates a Lien on the same Collateral, granted by the same Grantor.

“DIP Financing” has the meaning assigned to that term in Section 6.1.

“Discharge of First Lien Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(i) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the First Lien Loan Documents and constituting First Lien Obligations;

(ii) payment in full in cash of all Hedging Obligations constituting First Lien Obligations and the expiration or termination of all Hedge Agreements included in the First Lien Obligations or the cash collateralization of all such Hedging Obligations on terms satisfactory to each applicable Qualified Counterparty;

(iii) payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time);

(iv) termination or expiration of all commitments, if any, to extend credit that would constitute First Lien Obligations; and

(v) termination or cash collateralization (in an amount and manner reasonably satisfactory to the First Lien Collateral Agent, but in no event greater than 105% of the aggregate undrawn face amount) of all letters of credit issued under the First Lien Loan Documents and constituting First Lien Obligations.

“Disposition” has the meaning assigned to that term in Section 5.1(a)(2).

“Enforcement Action” means an action to

(a) foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the First Lien Loan Documents or the Second Lien Note Facility Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable),

(b) solicit bids from third Persons, or file a motion to approve bid procedures, to conduct the liquidation or disposition of Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral,

(c) to receive a transfer of Collateral in satisfaction of Indebtedness or any other Obligation secured thereby,

(d) to otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the First Lien Loan Documents or the Second Lien Note Facility Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral), or

(e) the Disposition of Collateral by any Grantor after the occurrence and during the continuation of an event of default under the First Lien Loan Documents or the Second Lien Note Facility Documents with the consent of First Lien Agent or Second Lien Agent, as applicable.

“Excess First Lien Obligations” means any Obligations that would constitute First Lien Obligations if not for the Cap Amount.

“Facilities” has the meaning assigned to such term in the Amended and Restated First Lien Credit Agreement.

“First Lien Claimholders” means, at any relevant time, the holders of First Lien Obligations at that time, including, without limitation, the First Lien Lenders and the agents under the First Lien Loan Documents.

“First Lien Collateral Agent” has the meaning assigned to that term in the Recitals to this Agreement.

“First Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted, or required to be granted, as security for any First Lien Obligations.

“First Lien Collateral Documents” means the Security Documents (as defined in the Amended and Restated First Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.

“First Lien Lenders” means the “Lenders” under and as defined in the First Lien Loan Documents.

“First Lien Loan Documents” means the Amendment and Restatement Agreement dated as of March 11, 2014 by and among the Company, the Subsidiary Guarantors party thereto and JPMCB (the “Amendment”), the Amended and Restated First Lien Credit Agreement and the Loan Documents (as defined in the Amended and Restated First Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any intercreditor or joinder agreement among holders of First Lien Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement, including any other agreement, document or instrument providing for, evidencing, guaranteeing or securing any DIP Financing provided by or consented to in writing by the First Lien Lenders and deemed consented to by the Second Lien Lenders pursuant to Section 6.

“First Lien Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any First Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

“First Lien Obligations” means, subject to clause (c) hereof, the following:

(a) (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the Amended and Restated First Lien Credit Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the First Priority Agreement, (iii) all Obligations under Hedging Agreements entered into with a party within clause (i) of the definition of “Qualified Counterparty”, and (iv) all guarantee obligations, fees, expenses and other all other Obligations under the Amended and Restated First Lien Credit Agreement and the other First Lien Loan Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding.

(b) To the extent any payment with respect to any First Lien Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Lien Claimholders, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Claimholders and the Second Lien Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the First Lien Loan Documents are disallowed by order of any court, including, without limitation, by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including, without limitation, Post-Petition Interest) shall, as between the First Lien Claimholders and the Second Lien Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “First Lien Obligations”.

(c) Notwithstanding the foregoing, if the sum of: (1) Indebtedness for borrowed money constituting principal outstanding under the Amended and Restated First Lien Credit Agreement and the other First Lien Documents; plus (2) the aggregate face amount of any letters of credit issued but not reimbursed under the Amended and Restated First Lien Credit Agreement, is in excess of $[        ] in the aggregate (the “Cap Amount”), then only that portion of such Indebtedness and such aggregate face amount of letters of credit equal to the Cap Amount shall be included in First Lien Obligations and interest and reimbursement obligations with respect to such Indebtedness and letters of credit shall only constitute First Lien Obligations to the extent related to Indebtedness and face amounts of letters of credit included in the First Lien Obligations.

“First Lien Subsidiary Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” means the Company, each of the Guarantor Subsidiaries and each other Person that has or may from time to time hereafter execute and deliver a First Lien Collateral Document or a Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).

“Guarantor Subsidiaries” has the meaning set forth in the Recitals to this Agreement.

“Hedge Agreements” means an any interest rate protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement entered into with a Qualified Counterparty in order to satisfy the requirements of the Amended and Restated First Lien Credit Agreement or otherwise in the ordinary course of business of the Company and/or its Affiliates and not for speculative purposes.

“Hedging Obligation” of any Person means any obligation of such Person pursuant to any Hedge Agreements.

“Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Amended and Restated First Lien Credit Agreement or the Indenture, as applicable.

“Indenture” has the meaning assigned to that term in the Recitals to this Agreement.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets;

(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lien” means any lien (including, without limitation judgment liens and liens arising by operation of law), mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, call, trust (contractual, statutory, deemed, equitable, constructive, resulting or otherwise), UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing, including any right of set-off or recoupment.

“Loan” has the meaning assigned to that term in the Amended and Restated First Lien Credit Agreement.

“Moody’s” means Moody’s Investors Service, Inc.

“New Agent” has the meaning assigned to that term in Section 5.5.

“Noteholders” means the “Noteholders” under and as defined in the Indenture.

“Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the First Lien Claimholders, the Second Lien Claimholders or any of them or their respective Affiliates under the First Lien Loan Documents, the Second Lien Note Facility Documents or Hedge Agreements, whether for principal, interest or payments for early termination of Interest Rate Agreements, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing and including any interest and fees that accrue after the commencement by or against any Person of any proceeding under any Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Pledged Collateral” has the meaning set forth in Section 5.4.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Amended and Restated First Lien Credit Agreement or the Indenture, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Purchase Price” has the meaning set forth in Section 5.7.

“Qualified Counterparty” means (i) any Qualified Counterparty as defined in the Amended and Restated First Lien Credit Agreement and (ii) any Person who at the time such Hedge Agreement was entered into was the administrative agent under the Amended and Restated First Lien Credit Agreement, a First Lien Lender or an Affiliate of any of the foregoing Persons.

“Recovery” has the meaning set forth in Section 6.5.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Second Lien Claimholders” means, at any relevant time, the holders of Second Lien Obligations at that time, including the Noteholders and the trustees and agents under the Second Lien Note Facility Documents.

“Second Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted, or required to be granted, as security for any Second Lien Obligations.

“Second Lien Collateral Agent” has the meaning set assigned to that term in the Preamble of this Agreement.

“Second Lien Collateral Documents” means the [Security] [Collateral] Documents (as defined in the Indenture) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.

“Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

“Second Lien Note Facility Documents” means the Indenture and the [Indenture Documents] (as defined in the Indenture) and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, including any intercreditor or joinder agreement among holders of Second Lien Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“Second Lien Obligations” means all Obligations outstanding under the Indenture and the other Second Lien Note Facility Documents. “Second Lien Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Note Facility Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Second Lien Subsidiary Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.

“S&P” means Standard & Poor’s Ratings Services.

“Standstill Period” has the meaning set forth in Section 3.1.

“Subsidiary” means, with respect to any Person, of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

(b) Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

(b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and

(e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

2.	Lien Priorities.

(a) Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Second Lien Note Facility Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby agrees that:

(i) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent or any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and

(ii) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent, any Second Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

(b) Prohibition on Contesting Liens; No Marshalling. Each of the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Claimholder, and the First Lien Collateral Agent, for itself and on behalf of each First Lien Claimholder, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection, extent or enforceability of a Lien held, or purported to be held, by or on behalf of any of the First Lien Claimholders in the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any First Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1. Until the Discharge of First Lien Obligations, neither the Second Lien Collateral Agent nor any Second Lien Claimholder will assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to a junior secured creditor.

(c) No New Liens. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the parties hereto agree that the Company shall not, and shall not permit any other Grantor to:

(i) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.1 hereof; or

(ii) grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Second Lien Obligations; provided, however, that this provision will not be violated if the Second Lien Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property and the Second Lien Collateral Agent states in writing that the Second Lien Note Facility Documents prohibit the Second Lien Collateral Agent from accepting a Lien on such asset or property of the Second Lien Collateral Agent otherwise expressly declines to accept a Lien on such asset or property.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent and/or the First Lien Claimholders, the Second Lien Collateral Agent, on behalf of Second Lien Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

(d) Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 8.9, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by the First Lien Collateral Agent or the Second Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Note Facility Documents; and

(b) that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations, subject to Section 5.3(c) and the proviso to Section 2.3(b), shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.

3.	Enforcement.

(a) Exercise of Remedies.

(a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Lien Collateral Agent and the Second Lien Claimholders:

(1) will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided, however, that the Second Lien Collateral Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which the Second Lien Collateral Agent declared the existence of any Event of Default under any Second Lien Note Facility Documents and demanded the repayment of all the principal amount of any Second Lien Obligations; and (ii) the date on which the First Lien Collateral Agent received notice from the Second Lien Collateral Agent of such declarations of an Event of Default, (the “Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Second Lien Collateral Agent or any Second Lien Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, the First Lien Collateral Agent or First Lien Claimholders shall have commenced and be diligently pursuing an Enforcement Action or other exercise of their rights or remedies in each case with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Second Lien Collateral Agent);

(2) will not contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent or any First Lien Claimholder or any other exercise by the First Lien Collateral Agent or any First Lien Claimholder of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise; and

(3) subject to their rights under clause (a)(1) above, will not object to the forbearance by the First Lien Collateral Agent or the First Lien Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as any Proceeds received by the First Lien Agent in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with the UCC and other applicable law, subject to the relative priorities described herein.

(b) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 3.1(a)(1), the First Lien Collateral Agent and the First Lien Claimholders shall have the exclusive right to commence and maintain an Enforcement Action or otherwise enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt, except that Second Lien Collateral Agent shall have the credit bid rights set forth in 3.1(c)(6)), subject to Section 5.1, to make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second Lien Collateral Agent or any Second Lien Claimholder; provided, that any Proceeds received by the First Lien Agent in excess of those necessary to achieve a Discharge of First Lien Obligations are distributed in accordance with the UCC and other applicable law, subject to the relative priorities described herein. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the First Lien Claimholders may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with the Second Lien Collateral Agent or any Second Lien Claimholder and regardless of whether any such exercise is adverse to the interest of any Second Lien Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, the Second Lien Collateral Agent and any Second Lien Claimholder may:

(1) file a claim or statement of interest with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;

(2) take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Collateral Agent or the First Lien Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; provided that no filings, whether of any disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or otherwise by the Second Lien Collateral Agent or any Second Lien Claimholder may be inconsistent with the priority provisions as set forth in this Agreement and the Loan Documents;

(5) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1); and

(6) bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by the First Lien Collateral Agent or any First Lien Claimholder, or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of First Lien Obligations.

The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any Collateral in its capacity as a creditor, unless and until the Discharge of First Lien Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.1(a)(1) to the extent the Second Lien Collateral Agent and Second Lien Claimholders are permitted to retain the proceeds thereof in accordance with Section 4.2 of this Agreement). Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.3(b) and this Section 3.1(c), the sole right of the Second Lien Collateral Agent and the Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.

(d) Subject to Sections 3.1(a) and (c) and Section 6.3(b):

(1) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that the Second Lien Collateral Agent and the Second Lien Claimholders will not take any action that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

(2) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby waives any and all rights it or the Second Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Collateral Agent or the First Lien Claimholders seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or First Lien Claimholders is adverse to the interest of the Second Lien Claimholders;

(3) the Second Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the First Lien Claimholders with respect to the Collateral as set forth in this Agreement and the First Lien Credit Documents.

(i) Except as specifically set forth in Sections 3.1(a) and (d), the Second Lien Collateral Agent and the Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Note Facility Documents and applicable law (other than initiating or joining in an involuntary case or proceeding under any Insolvency or Liquidation Proceeding with respect to any Grantor); provided that in the event that any Second Lien Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Second Lien Obligations are subject to this Agreement.

(ii) Except as specifically set forth in Sections 3.1(a) and (d), nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any Second Lien Claimholders of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Collateral Agent or any Second Lien Claimholders of rights or remedies as a secured creditor (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or the First Lien Claimholders may have with respect to the First Lien Collateral.

(b) Exercise of Remedies. Actions Upon Breach; Specific Performance. If any Second Lien Claimholder, in contravention of the terms of this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, this Agreement shall create an irrebutable presumption and admission by such Second Lien Claimholder that relief against such Second Lien Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Claimholders, it being understood and agreed by the Second Lien Collateral Agent on behalf of each Second Lien Claimholder that (i) the First Lien Claimholders’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Claimholder waives any defense that the Grantors and/or the First Lien Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the First Lien Collateral Agent and the Second Lien Collateral Agent may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under the First Lien Loan Documents, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Collateral Agent or the First Lien Claimholders or the Second Lien Collateral Agent or the Second Lien Claimholders, as the case may be. No provision of this Agreement shall constitute or be deemed to constitute a waiver by the First Lien Collateral Agent or the Second Lien Collateral Agent of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

4.	Payments.

(a) Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, Collateral or proceeds thereof received in connection with any Enforcement Event or other exercise of remedies by the First Lien Collateral Agent or First Lien Claimholders shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as specified in the relevant First Lien Loan Documents; provided, that any non-cash Collateral or non-cash Proceeds will be held by the First Lien Agent as Collateral unless the failure to apply such amounts would be commercially unreasonable. Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent any Collateral and proceeds of Collateral held by it in the same form as received, with any necessary endorsements to the Second Lien Collateral Agent, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as specified in the Second Lien Collateral Documents.

(b) Payments Over. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) received by the Second Lien Collateral Agent or any Second Lien Claimholders in connection with any Enforcement Event or other exercise of any right or remedy relating to the Collateral in contravention of this Agreement in all cases shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent or any such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(b) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) received by the Second Lien Collateral Agent or any Second Lien Claimholders in connection with any Enforcement Event or other exercise of any right or remedy relating to the Collateral not in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct; provided, however, that this Section 4.2(b) shall only be applicable if the exercise of such right or remedy by the Second Lien Collateral Agent or any Second Lien Claimholder has the effect of discharging the Lien of the First Lien Collateral Agent on such Collateral. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent or any such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(c) So long as the Discharge of First Lien Obligations has not occurred, if in any Insolvency or Liquidation Proceeding the Second Lien Collateral Agent or any Second Lien Claimholders shall receive any distribution of money or other property in respect of the Collateral (including any assets or proceeds subject to Liens that have been avoided or otherwise invalidated) such money or other property shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements. Any Lien received by the Second Lien Collateral Agent or any Second Lien Claimholders in respect of any of the Second Lien Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.

5.	Other Agreements.

(a) Releases. (a) If in connection with any Enforcement Event by the First Lien Collateral Agent or any other exercise of the First Lien Collateral Agent’s remedies in respect of the Collateral, the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Collateral or releases any Guarantor Subsidiary from its obligations under its guaranty of the First Lien Obligations, then the Liens, if any, of the Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Guarantor Subsidiary under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. If in connection with any Enforcement Event or other exercise of rights and remedies by the First Lien Collateral Agent the equity interests of any Person are foreclosed upon or otherwise disposed of and the First Lien Collateral Agent releases its Lien on the property or assets of such Person then the Liens of Second Lien Collateral Agent with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of the First Lien Collateral Agent. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to the First Lien Collateral Agent or such Guarantor Subsidiary such termination statements, releases and other documents as the First Lien Collateral Agent or such Guarantor Subsidiary may request to effectively confirm the foregoing releases.

(ii) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral by any Grantor (collectively, a “Disposition”) permitted under the terms of the First Lien Loan Documents and not expressly prohibited under the terms of the Second Lien Note Facility Documents (other than in connection with an Enforcement Event or other exercise of the First Lien Collateral Agent’s remedies in respect of the Collateral which shall be governed by Section 5.1(a) above), the First Lien

Collateral Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Collateral, or releases any Guarantor Subsidiary from its obligations under its guaranty of the First Lien Obligations, in each case other than (A) in connection with the Discharge of First Lien Obligations and (B) after the occurrence and during the continuance of any Event of Default under the Indenture, then the Liens, if any, of the Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Guarantor Subsidiary under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to the First Lien Collateral Agent or such Guarantor Subsidiary such termination statements, releases and other documents as the First Lien Collateral Agent or such Grantor may request to effectively confirm such release.

(c) Until the Discharge of First Lien Obligations occurs, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent or such holder or in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.

(d) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Collateral Agent or the First Lien Claimholders (i) have released any Lien on Collateral or any Guarantor Subsidiary from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Guarantor Subsidiary, then the Second Lien Collateral Agent, for itself and for the Second Lien Claimholders, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be.

(b) Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the First Lien Collateral Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First

Lien Loan Documents (including for purposes of cash collateralization of letters of credit) and thereafter, to the extent no First Lien Obligations are outstanding, and subject to the rights of the Grantors under the Second Lien Note Facility Documents, to the Second Lien Collateral Agent for the benefit of the Second Lien Claimholders to the extent required under the Second Lien Collateral Documents and then, to the extent no Second Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if the Second Lien Collateral Agent or any Second Lien Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.

(c) Amendments to First Lien Loan Documents and Second Lien Note Facility Documents. (a) The First Lien Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Amended and Restated First Lien Credit Agreement may be Refinanced, in each case, without notice to, or the consent of the Second Lien Collateral Agent or the Second Lien Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Second Lien Collateral Agent and the Second Lien Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Second Lien Collateral Agent:

(1) increase the sum of (A) the then outstanding aggregate principal amount of the Amended and Restated First Lien Credit Agreement (including, if any, any undrawn portion of any commitment under the Amended and Restated First Lien Credit Agreement) and (B) the aggregate face amount of any letters of credit issued under the Amended and Restated First Lien Credit Agreement and not reimbursed in excess of the Cap Amount;

(2) increase the “Applicable Margin” or similar component of the interest rate or yield provisions applicable to the First Lien Obligations in a manner that would result in the total yield on Indebtedness thereunder to exceed by more than [    ]% per annum the total yield on Indebtedness thereunder as in effect on the date hereof (excluding increases (A) resulting from application of the pricing grid set forth in the Amended and Restated First Lien Credit Agreement as in effect on the date hereof or (B) resulting from the accrual of interest at the default rate);

(3) shorten the scheduled maturity of the Amended and Restated First Lien Credit Agreement or any Refinancing thereof; or

(4) modify (or have the effect of a modification of) the mandatory prepayment provisions of the Amended and Restated First Lien Credit Agreement in a manner adverse to the lenders under the Indenture.

(b) Without the prior written consent of the First Lien Collateral Agent, no Second Lien Note Facility Document may be Refinanced, amended, restated, supplemented or otherwise modified or entered into to the extent such Refinancing, amendment, restatement, supplement or modification, or the terms of any new Second Lien Note Facility Document, would:

(1) increase the then outstanding principal amount of the Second Lien Obligations;

(2) increase the interest rate or yield provisions applicable to the Second Lien Obligations in a manner that would result in the total yield on Indebtedness thereunder to exceed by more than [    ]% per annum the total yield on Indebtedness thereunder as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate);

(3) change any default or Event of Default thereunder in a manner adverse to the loan parties thereunder;

(4) change (to earlier dates) any dates upon which payments of principal or interest are due thereon;

(5) change the prepayment provisions thereof; or

(6) increase materially the obligations of the obligor thereunder or to confer any additional material rights of the Noteholders (or a representative on their behalf) which would be adverse to any loan parties, any First Lien Lenders, the First Lien Collateral Agent or the holders of any other First Lien Obligations.

The Indenture may be Refinanced to the extent the terms and conditions of such Refinancing debt meet the requirements of this Section 5.3(b), the average life to maturity thereof is greater than or equal to that of the Second Lien Obligations and the holders of such Refinancing debt bind themselves in a writing addressed to the First Lien Collateral Agent and the First Lien Claimholders to the terms of this Agreement.

(c) In the event any First Lien Collateral Agent or the First Lien Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the First Lien Collateral Agent, such First Lien Claimholders, the Company or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Document without the consent of the Second Lien Collateral Agent or the Second Lien Claimholders and without any action by the Second Lien Collateral Agent, the Company or any other Grantor, provided, that:

(1) no such amendment, waiver or consent shall have the effect of:

(A) removing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and provided that there is a corresponding release of the Liens securing the First Lien Obligations;

(B) imposing duties on the Second Lien Collateral Agent without its consent;

(C) permitting other Liens on the Collateral not permitted under the terms of the Second Lien Note Facility Documents or Section 6; or

(D) being prejudicial to the interests of the Second Lien Claimholders to a greater extent than the First Lien Claimholders (other than by virtue of their relative priority and the rights and obligations hereunder); and

(2) notice of such amendment, waiver or consent shall have been given to the Second Lien Collateral Agent within ten Business Days after the effective date of such amendment, waiver or consent.

(d) Confirmation of Subordination in Second Lien Collateral Documents. The Company agrees that each Second Lien Collateral Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of [                    ] (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among [                    ],                     , as First Lien Collateral Agent and                     , as Second Lien Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Company agrees that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Document covering such Collateral.

(e) Gratuitous Bailee/Agent for Perfection. (a) The First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such

Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Claimholders and as gratuitous bailee for the Second Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the First Lien Loan Documents and the Second Lien Note Facility Documents, respectively, subject to the terms and conditions of this Section 5.5. Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the First Lien Collateral Agent, the First Lien Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the Second Lien Collateral Agent, subject to the terms and conditions of this Section 5.5.

(ii) The First Lien Collateral Agent shall have no obligation whatsoever to the First Lien Claimholders, the Second Lien Collateral Agent or any Second Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee (and with respect to deposit accounts, agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below.

(iii) The First Lien Collateral Agent shall not have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Claimholders, the Second Lien Collateral Agent or any Second Lien Claimholder and the Second Lien Collateral Agent and the Second Lien Claimholders hereby waive and release the First Lien Collateral Agent from all claims and liabilities arising pursuant to the First Lien Collateral Agent’s role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Common Collateral. It is understood and agreed that the interests of the First Lien Collateral Agent and the Second Lien Collateral Agent may differ and the First Lien Collateral Agent shall be fully entitled to act in its own interest without taking into account the interests of the Second Lien Collateral Agent or Second Lien Claimholders.

(d) Upon the Discharge of First Lien Obligations under the First Lien Loan Documents to which the First Lien Collateral Agent is a party, the First Lien Collateral Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to the Second Lien Collateral Agent to the extent Second Lien Obligations remain outstanding, and second, to the Company to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent further agrees to take all other action reasonably requested by the Second Lien Collateral Agent at the expense of the Second Lien Collateral Agent or the Company in connection with the Second Lien Collateral Agent obtaining a first-priority interest in the Collateral.

(f) When Discharge of First Lien Obligations Deemed to Not Have Occurred. If, at any time after the Discharge of First Lien Obligations has occurred, the Company thereafter enters into any Refinancing of any First Lien Loan Document evidencing a First Lien Obligation which Refinancing is permitted by the Second Lien Note Facility Documents, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the New First Lien Debt Notice is delivered to the Second Lien Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the First Lien Loan Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Collateral Agent under such First Lien Loan Documents shall be the First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New First Lien Debt Notice”) stating that the Company has entered into a new First Lien Loan Document (which notice shall include the identity of the new first lien collateral agent, such agent, the “New Agent”), the Second Lien Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree in a writing addressed to the Second Lien Collateral Agent and the Second Lien Claimholders to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents and this Agreement.

(g) Purchase Right. (a) Without prejudice to the enforcement of the First Lien Claimholders remedies, the First Lien Claimholders agree at any time following (i) an acceleration of the First Lien Obligations in accordance with the terms of the Amended and Restated First Lien Credit Agreement, the First Lien Claimholders, (ii) a payment default under the Amended and Restated First Lien Credit Agreement that has not been cured or waived by the First Lien Secured Parties within 60 days of the occurrence thereof or (iii) the commencement of any Insolvency or Liquidation Proceeding, will offer the Second Lien Claimholders the option to purchase the entire aggregate amount of outstanding First Lien Obligations (including unfunded commitments under the Amended and Restated First Lien Credit Agreement) at the Purchase Price without warranty or representation or recourse [except as provided in 5.7(c)], on a pro rata basis across First Lien Claimholders. The “Purchase Price” will equal the sum of: (1) the principal amount of all loans, advances or similar extensions of credit included in the First Lien Obligations (including unreimbursed amounts drawn on Letters of Credit, but excluding the undrawn amount of outstanding Letters of Credit), and all accrued and unpaid interest thereon through the date of purchase (but excluding any prepayment penalties or premiums), (2) the net aggregate amount then owing to counterparties under Hedge Agreements that are First Lien Loan Documents, including all amounts owing to the counterparties as a result of the termination (or early termination) thereof and the net amount then owing in respect of Borrower Cash Management Arrangement Obligations, and (3) all accrued and unpaid fees, expenses and other amounts owed to the First Lien Creditors under the First Lien Loan Documents on the date of purchase to the extent not allocable to Excess First Lien Obligations.

(b) The Second Lien Claimholders shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter. If the Second Lien Claimholders accept such offer, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Collateral Agent and the Second Lien Collateral Agent. If the Second Lien Claimholders reject such offer (or do not so irrevocably accept such offer within the required timeframe), the First Lien Claimholders shall have no further obligations pursuant to this Section 5.7 and may take any further actions in their sole discretion in accordance with the First Lien Loan Documents and this Agreement. Each First Lien Claimholder will retain all rights to indemnification provided in the relevant First Lien Loan Documents for all claims and other amounts relating to periods prior to the purchase of the First Lien Obligations pursuant to this Section 5.7.

(c) The purchase and sale of the First Lien Obligations under this Section 5.7 will be without recourse and without representation or warranty of any kind by First Lien Claimholders, except that First Lien Claimholders represent and warrant that on the date of the purchase, immediately before giving effect to the purchase,

(1) the principal of and accrued and unpaid interest on the First Lien Obligations, and the fees and expenses thereof, are as stated in the Assignment Agreement,

(2) First Lien Claimholders own the First Lien Obligations free and clear of any Liens (other than participation interests not prohibited by the Amended and Restated First Lien Credit Agreement, in which case the Purchase Price will be appropriately adjusted so that the purchasing creditors do not pay amounts represented by participation interests).

6.	Insolvency or Liquidation Proceedings.

(a) Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), on which the First Lien Collateral Agent or any other creditor has a Lien or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then the Second Lien

Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that it will raise no objection to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the First Lien Agent) and to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, the Second Lien Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Collateral Agent or to the extent permitted by Section 6.3); provided that, the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of First Lien Obligations plus the aggregate face amount of any letters of credit issued and not reimbursed under the Amended and Restated First Lien Credit Agreement does not exceed the Cap Amount and the Second Lien Collateral Agent and the Second Lien Claimholders retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests. The Second Lien Collateral Agent on behalf of the Second Lien Claimholders, agrees that it will not seek consultation rights in connection with, and it will raise no objection or oppose, a motion (or any related pleadings) to approve bid procedures in connection with a sale of any Collateral, sell or otherwise dispose of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the requisite First Lien Claimholders have consented to such bid procedures, sale or disposition of such assets, in which event the Second Lien Claimholders will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code and such motion does not impair the rights of the Second Lien Claimholders under Section 363(k) of the Bankruptcy Code; provided, that the Cap Amount shall be reduced by an amount equal to the net cash proceeds of such sale or other disposition which are used to pay the principal or face amount of the First Lien Obligations.

(b) Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall: (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the Bankruptcy Court (ii) oppose (or support any other person in opposing) any request by the First Lien Collateral Agent for relief from such stay.

(c) Adequate Protection.

(i) The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall contest (or support any other Person contesting):

(1) any request by the First Lien Collateral Agent or the First Lien Claimholders for adequate protection under any Bankruptcy Law; or

(2) any objection by the First Lien Collateral Agent or the First Lien Claimholders to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Claimholders claiming a lack of adequate protection.

(ii) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1) if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and

(2) The Second Lien Collateral Agent and Second Lien Claimholders shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that, as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted a senior Lien on such additional collateral; (B) replacement Liens on the Collateral; provided that, as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted senior replacement Liens on the Collateral; (C) an administrative expense claim; provided that, as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Second Lien Collateral Agent and the Second Lien Claimholders; and (D) cash payments with respect to interest on the Second Lien Obligations; provided either (1) as adequate protection for the First Lien Obligations, the First Lien Collateral Agent, on behalf of the First Lien Claimholders, is also granted cash payments with respect to interest on the First Lien Obligations, or (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Second Lien Obligations outstanding on the date such relief is granted at the interest rate under the Second Lien Credit Documents and accruing from the date the Second Lien Collateral Agent is granted such relief. If any Second Lien Secured Party receives post-petition interest and/or adequate protection payments in an Insolvency or Liquidation Proceeding (“Second Lien Adequate Protection Payments”), and the First Lien Secured Parties do not receive payment in full in cash of all First Lien Obligations (subject, in the case of principal outstanding under the Amended and Restated First Lien Credit Agreement and the other First Lien Documents and face amounts of letters of credit, to the Cap Amount) upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then, each Second Lien Claimholders shall pay over to the First Lien Claimholders an amount (the “Pay-Over Amount”) equal to the lesser of (i) the Second Lien Adequate Protection Payments received by such Second Lien Claimholders and (ii) the amount of the short-fall (the “Short Fall”) in payment in full of the First Lien Loan Obligations (subject, in the case of principal outstanding under the Amended and Restated First Lien Credit Agreement and the other First Lien Documents and face amounts of letters of credit, to the Cap Amount); provided that to the extent any portion of the Short Fall represents payments received by the First Lien Claimholders in the form of promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, the First Lien Claimholders shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property, pro rata, equal in value to the cash paid in respect of the Pay-Over Amount to the applicable Second Lien Claimholders in exchange for the Pay-Over Amount. Notwithstanding anything herein to the contrary, the First Lien Claimholders shall not be deemed to have consented to, and expressly retain their rights to object to the grant of adequate protection in the form of cash payments to the Second Lien Claimholders made pursuant to the foregoing Section 6.3(b).

(iii) The Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Claimholders, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to the Second Lien Collateral Agent at least two (2) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to the Second Lien Collateral Agent at least fifteen (15) days in advance of such hearing.

(d) No Waiver. Subject to Sections 3.1(a) and (d) and 6.7(d), nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any of the Second Lien Claimholders, including the seeking by the Second Lien Collateral Agent or any Second Lien Claimholders of adequate protection or the asserting by the Second Lien Collateral Agent or any Second Lien Claimholders of any of its rights and remedies under the Second Lien Note Facility Documents or otherwise.

(e) Avoidance Issues. If any First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Claimholders shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts on the date of Recovery, and from and after the date of such reinstatement the Discharge of First Lien Obligations shall be deemed not the have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(f) Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(g) Post-Petition Interest. (a) Neither the Second Lien Collateral Agent nor any Second Lien Claimholder shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of Post-Petition Interest to the extent of the value of any First Lien Claimholder’s Lien, without regard to the existence of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Claimholders on the Collateral.

(b) Neither the First Lien Collateral Agent nor any other First Lien Claimholder shall oppose or seek to challenge any claim by the Second Lien Collateral Agent or any Second Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Claimholders on the Collateral (after taking into account the value of the First Lien Obligations).

(h) Waiver. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.

(i) Separate Grants of Security and Separate Classification. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, and the First Lien Collateral Agent for itself and on behalf of the First Lien Claimholders, acknowledges and agrees that

(i) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens; and

(ii) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Claimholders and the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest, including any additional interest payable pursuant to the Amended and Restated First Lien Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Lien Claimholders with respect to the Collateral, with the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent, for itself and on behalf of the First Lien Claimholders, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders).

(j) Effectiveness in Insolvency Proceedings. The Parties acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency Proceeding.

7.	Reliance; Waivers; Etc.

(a) Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under its First Lien Loan Documents, acknowledges that it and such First Lien Claimholders have, independently and without reliance on the Second Lien Collateral Agent or any Second Lien Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Amended and Restated First Lien Credit Agreement or this Agreement. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, acknowledges that it and the Second Lien Claimholders have, independently and without reliance on the First Lien

Collateral Agent or any First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Note Facility Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Note Facility Documents or this Agreement.

(b) No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under the First Lien Loan Documents, acknowledges and agrees that each of the Second Lien Collateral Agent and the Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Note Facility Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Second Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Note Facility Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Except as otherwise provided herein, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Obligations, acknowledges and agrees that the First Lien Collateral Agent and the First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent and the Second Lien Claimholders shall have no duty to the First Lien Collateral Agent or any of the First Lien Claimholders, and the First Lien Collateral Agent and the First Lien Claimholders shall have no duty to the Second Lien Collateral Agent or any of the Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the First Lien Loan Documents and the Second Lien Note Facility Documents), regardless of any knowledge thereof which they may have or be charged with.

(c) No Waiver of Lien Priorities. (a) No right of the First Lien Claimholders, the First Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Claimholder or the First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents or any of the Second Lien Note Facility Documents, regardless of any knowledge thereof which the First Lien Collateral Agent or the First Lien Claimholders, or any of them, may have or be otherwise charged with.

(ii) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Loan Documents and subject to the provisions of Section 5.3(a)), the First Lien Claimholders, the First Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents and/or applicable law, without the consent of, or notice to, the Second Lien Collateral Agent or any Second Lien Claimholders, without incurring any liabilities to the Second Lien Collateral Agent or any Second Lien Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agent or any Second Lien Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Claimholders, the First Lien Obligations or any of the First Lien Loan Documents; provided that any such increase in the First Lien Obligations shall not increase the sum of the Indebtedness constituting principal under the Amended and Restated First Lien Credit Agreement and the face amount of any letters of credit issued under the Amended and Restated First Lien Credit Agreement and not reimbursed to an amount in excess of the Cap Amount;

(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Company or any other Grantor to the First Lien Claimholders or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(4) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof.

(iii) Except as otherwise expressly provided herein, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, also agrees that the First Lien Claimholders and the First Lien Collateral Agent shall have no liability to the Second Lien Collateral Agent or any Second Lien Claimholders, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any claim against any First Lien Claimholder or the First Lien Collateral Agent, arising out of any and all actions which the First Lien Claimholders or the First Lien Collateral Agent may take or permit or omit to take with respect to:

(1) the First Lien Loan Documents (other than this Agreement);

(2) the collection of the First Lien Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that the First Lien Claimholders and the First Lien Collateral Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.

(iv) Until the Discharge of First Lien Obligations, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

(d) Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Claimholders and the Second Lien Collateral Agent and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Loan Documents or any Second Lien Note Facility Documents;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document or any Second Lien Note Facility Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Collateral Agent, the First Lien Obligations, any First Lien Claimholder, the Second Lien Collateral Agent, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement.

8.	Miscellaneous.

(a) Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents or the Second Lien Note Facility Documents, the provisions of this Agreement shall govern and control.

(b) Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to the Second Lien Collateral Agent or any Second Lien Claimholder subject to the Second Lien Note Facility Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor constituting First Lien Obligations in reliance hereof. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver, trustee or similar person for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(i) with respect to the First Lien Collateral Agent, the First Lien Claimholders and the First Lien Obligations, the date of Discharge of First Lien Obligations, subject to the rights of the First Lien Claimholders under Section 6.5; and

(ii) with respect to the Second Lien Collateral Agent, the Second Lien Claimholders and the Second Lien Obligations, upon the later of (1) the date upon which the obligations under the Indenture terminate if there are no other Second Lien Obligations outstanding on such date and (2) if there are other Second Lien Obligations outstanding on such date, the date upon which such Second Lien Obligations terminate.

(c) Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agent or the First

Lien Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly and adversely affected.

(d) Information Concerning Financial Condition of the Company and its Subsidiaries. The First Lien Collateral Agent and the First Lien Claimholders, on the one hand, and the Second Lien Claimholders and the Second Lien Collateral Agent, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Collateral Agent and the First Lien Claimholders shall have no duty to advise the Second Lien Collateral Agent or any Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Collateral Agent or any of the First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Collateral Agent or any Second Lien Claimholder, it or they shall be under no obligation:

(i) to make, and the First Lien Collateral Agent and the First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(e) Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Claimholders or the Second Lien Collateral Agent pays over to the First Lien Collateral Agent or the First Lien Claimholders under the terms of this Agreement, the Second Lien Claimholders and the Second Lien Collateral Agent shall be subrogated to the rights of the First Lien Collateral Agent and the First Lien Claimholders; provided that, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The

Company acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by the Second Lien Collateral Agent or the Second Lien Claimholders that are paid over to the First Lien Collateral Agent or the First Lien Claimholders pursuant to this Agreement shall not reduce any of the Second Lien Obligations.

(f) Application of Payments. All payments received by the First Lien Collateral Agent or the First Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Loan Documents. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, assents to any extension or postponement of the time of payment, subject to Section 5.3(a)(3), of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

(g) SUBMISSION TO JURISDICTION; WAIVERS. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(2) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.8; AND

(4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

(ii) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE

OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(iii) EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FIRST LIEN LOAN DOCUMENT OR SECOND LIEN NOTE FACILITY DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

(h) Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall also be sent to the Second Lien Collateral Agent and the First Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

(i) Further Assurances. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under the First Lien Loan Documents, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders under the Second Lien Note Facility Documents, and the Company, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Second Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

(j) APPLICABLE LAW. THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW FO THE STATE OF NEW YORK.

(k) Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the First Lien Claimholders, the Second Lien Collateral Agent, the Second Lien Claimholders and their respective successors and assigns. If either of the First Lien Collateral Agent or the Second Lien Collateral Agent resigns or is replaced pursuant to the Amended and Restated First Lien Credit Agreement or the Second Lien Note Facility Documents, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement. However, no provision of this Agreement will inure to the benefit of a trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of any Grantor, including where such estate or creditor representative is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency Proceeding.

(l) Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(m) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

(n) Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

(o) No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Claimholders and the Second Lien Claimholders. Nothing in this Agreement shall impair, as between the Company and the other Grantors and the First Lien Collateral Agent and the First Lien Claimholders, or as between the Company and the other Grantors and the Second Lien Collateral Agent and the Second Lien Claimholders, the obligations of the Company and the other Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Loan Documents and the Second Lien Note Facility Documents, respectively.

(p) No Indirect Actions Unless otherwise expressly stated, if a Party may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the Party but is intended to have substantially the same effects as the prohibited action.

(q) Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Collateral Agent and the First Lien Claimholders on the one hand and the Second Lien Collateral Agent and the Second Lien Claimholders on the other hand. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Company nor any Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

First Lien Collateral Agent

JPMORGAN CHASE BANK, N.A.,
as First Lien Collateral Agent,

By:
Name:
Title:

JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 07
Chicago, IL, 60603-2003
Attention: Mouy Lim Telephone: (312) 732-2024 Facsimile: (312) 385-7103 Email: muoy.lim@jpmchase.com

Second Lien Collateral Agent

[NAME OF COLLATERAL AGENT], as Second Lien Collateral Agent

By:
Name:
Title:

[NOTICE ADDRESS]

Acknowledged and Agreed to by:

KAR AUCTION SERVICES, INC.

By:
Name:
Title:

KAR Auction Services, Inc.
13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032
Attention: Eric Loughmiller
Telecopy: (317) 249-4596
Telephone: (317) 249-4254

[OTHER GRANTORS]5

[5]	To be conformed to final list of Grantors.

EXHIBIT K-2

FORM OF INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (“Agreement”), is dated as of [DATE], and entered into by and among JPMORGAN CHASE BANK, N.A. (“JPMCB”), in its capacity as administrative agent for the holders of the Credit Agreement Obligations (as defined below), including its successors and assigns from time to time (the “Credit Agreement Collateral Agent”) and [PARI TRANCHE COLLATERAL AGENT] (“                    ”), in its capacity as trustee for the holders of the Pari Tranche Obligations (as defined below), including its successors and assigns from time to time (the “Pari Tranche Collateral Agent”) and acknowledged and agreed to by KAR AUCTION SERVICES, INC. (the “Company”) and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

The Company, the lenders and agents party thereto, and JPMCB, as Administrative Agent, have entered into that Amended and Restated Credit Agreement dated March 11, 2014 providing for a revolving credit facility and term loan (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Amended and Restated Credit Agreement”);

The Company, the lenders and agents party thereto, and [Trustee], as Trustee, entered into that Indenture dated as of [the date hereof] [[        ], [            ]] providing for the issuance of secured notes (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Pari Tranche Indenture”);

Pursuant to (i) the Amended and Restated Credit Agreement, the Company has agreed to cause certain current and future Subsidiaries to agree to guaranty the Credit Agreement Obligations pursuant to a Subsidiary Guaranty (the “Credit Agreement Subsidiary Guaranty”); (ii) the Pari Tranche Indenture, the Company has agreed to cause certain current and future Subsidiaries to agree to guaranty the Pari Tranche Obligations pursuant to a Subsidiary Guaranty (the “Pari Tranche Subsidiary Guaranty”);

The obligations of the Company under the Amended and Restated Credit Agreement and any Hedge Agreements and Borrower Cash Management Arrangement Obligations with the Credit Agreement Lenders (or any of their affiliates), the obligations of the Subsidiary guarantors under the Credit Agreement Subsidiary Guaranty will be secured on a first priority basis by liens on substantially all the assets of the Company and the Subsidiary guarantors (such current and future Subsidiaries of the Company providing a guaranty thereof, the “Guarantor Subsidiaries”), respectively, pursuant to the terms of the Credit Agreement Collateral Documents;

The obligations of the Company under the Pari Tranche Indenture and the obligations of the Guarantor Subsidiaries under the Pari Tranche Subsidiary Guaranty will be secured on a pari passu basis by liens on substantially all the assets of the Company and the Guarantor Subsidiaries, respectively, pursuant to the terms of the Pari Tranche Collateral Documents;

The Credit Agreement Loan Documents and the Pari Tranche Note Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

In order to induce the Credit Agreement Collateral Agent and the Credit Agreement Claimholders to consent to the Grantors incurring the Pari Tranche Obligations and to induce the Credit Agreement Claimholders to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor, the Pari Tranche Collateral Agent on behalf of the Pari Tranche Claimholders has agreed to the intercreditor and other provisions set forth in this Agreement.

AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

9.	Definitions.

(a) Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, a Person shall be deemed to “control” or be “controlled by” a Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person whether through ownership of equity interests, by contract or otherwise.

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

“Amended and Restated Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“Amended and Restated Guarantee and Collateral Agreement” has the meaning assigned to that term in the Amended and Restated Credit Agreement.

“Asset Sale” has the meaning assigned to that term in the Amended and Restated Credit Agreement.

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“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower Cash Management Arrangement Obligations” has the meaning assigned to that term in the Guarantee and Collateral Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both Credit Agreement Collateral and Pari Tranche Collateral.

“Company” has the meaning assigned to that term in the Preamble to this Agreement.

“Comparable Pari Tranche Collateral Document” means, in relation to any Collateral subject to any Lien created under any Credit Agreement Collateral Document, the Pari Tranche Note Document that creates a Lien on the same Collateral, granted by the same Grantor.

“Credit Agreement Claimholders” means, at any relevant time, the holders of Credit Agreement Obligations at that time, including the Credit Agreement Lenders and the agents under the Credit Agreement Loan Documents.

“Credit Agreement Collateral Agent” has the meaning assigned to that term in the Recitals to this Agreement.

“Credit Agreement Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted, or required to be granted, as security for any Credit Agreement Obligations.

“Credit Agreement Collateral Documents” means the Security Documents (as defined in the Amended and Restated Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Credit Agreement Obligations or under which rights or remedies with respect to such Liens are governed.

“Credit Agreement Lenders” means the “Lenders” under and as defined in the Credit Agreement Loan Documents.

“Credit Agreement Loan Documents” means the Amendment and Restatement Agreement dated as of March 11, 2014 by and among the Company, the Subsidiary Guarantors party thereto and JPMCB (the “Amendment”), the Amended and Restated Credit Agreement and the Loan Documents (as defined in the Amended and

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Restated Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Credit Agreement Obligation, and any other document or instrument executed or delivered at any time in connection with any Credit Agreement Obligations, including any intercreditor or joinder agreement among holders of Credit Agreement Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement, including any other agreement, document or instrument providing for, evidencing, guaranteeing or securing any DIP Financing provided by or consented to in writing by the Credit Agreement Lenders and deemed consented to by the Pari Tranche Noteholders pursuant to Section 6.

“Credit Agreement Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Credit Agreement Obligations or under which rights or remedies with respect to any such Liens are governed.

“Credit Agreement Obligations” means, subject to clause (c) hereof, the following:

(a) (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the Amended and Restated Credit Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the First Priority Agreement, (iii) all Hedging Agreements which at time entered into with a party within clause (i) of the definition of “Qualified Counterparty”, and (iv) all guarantee obligations, fees, expenses and other all other Obligations under the Amended and Restated Credit Agreement and the other Credit Agreement Loan Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding.

(b) To the extent any payment with respect to any Credit Agreement Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Pari Tranche Claimholders, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Credit Agreement Claimholders and the Pari Tranche Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the Credit Agreement Loan Documents are disallowed by order of any court, including, without limitation, by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including, without limitation, Post-Petition Interest) shall, as between the Credit Agreement Claimholders and the Pari Tranche Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Credit Agreement Obligations”.

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“Credit Agreement Subsidiary Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.

“DIP Financing” has the meaning assigned to that term in Section 6.1.

“Discharge of Credit Agreement Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(i) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the Credit Agreement Loan Documents and constituting Credit Agreement Obligations;

(ii) payment in full in cash of all Hedging Obligations constituting Credit Agreement Obligations and the expiration or termination of all Hedge Agreements included in the Credit Agreement Obligations or the cash collateralization of all such Hedging Obligations on terms satisfactory to each applicable Qualified Counterparty;

(iii) payment in full in cash of all other Credit Agreement Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time);

(iv) termination or expiration of all commitments, if any, to extend credit that would constitute Credit Agreement Obligations; and

(v) termination or cash collateralization (in an amount and manner reasonably satisfactory to the Credit Agreement Collateral Agent, but in no event greater than 105% of the aggregate undrawn face amount) of all letters of credit issued under the Credit Agreement Loan Documents and constituting Credit Agreement Obligations.

“Disposition” has the meaning assigned to that term in Section 5.1(a)(2).

“Enforcement Action” means an action to

(a) foreclose, execute, levy, or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the Credit Agreement Loan Documents or the Pari Tranche Note Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, or exercise of rights under landlord consents, if applicable),

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(b) solicit bids from third Persons, or file a motion to approve bid procedures, to conduct the liquidation or disposition of Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral,

(c) to receive a transfer of Collateral in satisfaction of Indebtedness or any other Obligation secured thereby,

(d) to otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the first or Pari Tranche Note Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral), or

(e) the Disposition of Collateral by any Grantor after the occurrence and during the continuation of an event of default under the Credit Agreement Loan Documents or the Pari Tranche Note Documents with the consent of Credit Agreement Agent or Pari Passu Agent, as applicable.

“Facilities” has the meaning assigned to such term in the Amended and Restated Credit Agreement.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” means the Company, each of the Guarantor Subsidiaries and each other Person that has or may from time to time hereafter execute and deliver a Credit Agreement Collateral Document or a Pari Tranche Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).

“Guarantor Subsidiaries” has the meaning set forth in the Recitals to this Agreement.

“Hedge Agreements” means an any interest rate protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement entered into with a Qualified Counterparty in order to satisfy the requirements of the Amended and Restated Credit Agreement, the Pari Tranche Indenture or otherwise in the ordinary course of business of the Company and/or its Affiliates and not for speculative purposes.

“Hedging Obligation” of any Person means any obligation of such Person pursuant to any Hedge Agreements.

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“Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Amended and Restated Credit Agreement or the Pari Tranche Indenture, as applicable.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets;

(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lien” means any lien (including, without limitation judgment liens and liens arising by operation of law), mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, call, trust, UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing.

“Loan” has the meaning assigned to that term in the Amended and Restated Credit Agreement.

“Moody’s” means Moody’s Investors Service, Inc.

“New Agent” has the meaning assigned to that term in Section 5.5.

“Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the Credit Agreement Claimholders, the Pari Tranche Claimholders or any of them or their respective Affiliates under the Credit Agreement Loan Documents, the Pari Tranche Note Documents or Hedge Agreements, whether for principal, interest or payments for early termination of Interest Rate Agreements, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing.

“Pari Tranche Claimholders” means, at any relevant time, the holders of Pari Tranche Obligations at that time, including the Pari Tranche Noteholders and the agents under the Pari Tranche Note Documents.

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“Pari Tranche Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted, or required to be granted, as security for any Pari Tranche Obligations.

“Pari Tranche Collateral Agent” has the meaning set assigned to that term in the Preamble of this Agreement.

“Pari Tranche Collateral Documents” means the [Security] [Collateral] Documents (as defined in the Pari Tranche Indenture) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Pari Tranche Obligations or under which rights or remedies with respect to such Liens are governed.

“Pari Tranche Indenture” has the meaning assigned to that term in the Recitals to this Agreement.

“Pari Tranche Noteholders” means the “Lenders” under and as defined in the Pari Tranche Indenture.

“Pari Tranche Note Documents” means the Pari Tranche Indenture and the Loan Documents (as defined in the Pari Tranche Indenture) and each of the other agreements, documents and instruments providing for or evidencing any other Pari Tranche Obligation, and any other document or instrument executed or delivered at any time in connection with any Pari Tranche Obligations, including any intercreditor or joinder agreement among holders of Pari Tranche Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“Pari Tranche Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Pari Tranche Obligations or under which rights or remedies with respect to any such Liens are governed.

“Pari Tranche Obligations” means all Obligations outstanding under the Pari Tranche Indenture and the other Pari Tranche Note Documents. “Pari Tranche Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Pari Tranche Note Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Pari Tranche Subsidiary Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

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“Pledged Collateral” has the meaning set forth in Section 5.4.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Amended and Restated Credit Agreement or the Pari Tranche Indenture, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Purchase Price” has the meaning set forth in Section 5.7.

“Qualified Counterparty” means (i) any Qualified Counterparty as defined in the Amended and Restated Credit Agreement and (ii) any Person who at the time such Hedge Agreement was entered into was the administrative agent under the Amended and Restated Credit Agreement, a Credit Agreement Lender, or an Affiliate of any of the foregoing Persons.

“Recovery” has the meaning set forth in Section 6.5.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“S&P” means Standard & Poor’s Ratings Services.

“Standstill Period” has the meaning set forth in Section 3.1.

“Subsidiary” means, with respect to any Person, of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

(b) Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

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(b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and

(e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

10.	Lien Priorities.

(a) Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Pari Tranche Obligations granted on the Collateral or of any Liens securing the Credit Agreement Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the Pari Tranche Note Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Credit Agreement Obligations or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, and the Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders, hereby agree that:

(i) Subject to Sections 2.2(c) and (d) below, any Lien on the Collateral securing any Credit Agreement Obligations now or hereafter held by or on behalf of the Credit Agreement Collateral Agent or any Credit Agreement Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be pari passu and equal in all respects with any Lien on the Collateral securing any Pari Tranche Obligations; and

(ii) Subject to Sections 2.2(c) and (d) below, any Lien on the Collateral securing any Pari Tranche Obligations now or hereafter held by or on behalf of the Pari Tranche Collateral Agent, any Pari Tranche Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be pari passu and equal in all respects to all Liens on the Collateral securing any Credit Agreement Obligations.

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(iii) It is the intention of the Pari Tranche Claimholders and the Credit Agreement Claimholders that the Pari Tranche Obligations and the Credit Agreement Obligations bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Pari Tranche Obligations or the Credit Agreement Obligations are unenforceable under applicable law or are subordinated to any other obligations (other than any other Pari Tranche Obligations or Credit Agreement Obligations), (y) any of the Pari Tranche Obligations or Credit Agreement Obligations do not have an enforceable security interest in any of the Collateral securing any other Pari Tranche Obligations or Credit Agreement Obligations and/or (z) any intervening security interest exists securing any other obligations (other than Pari Tranche Obligations or Credit Agreement Obligations) on a basis ranking prior to the security interest of such Pari Tranche Obligations or Credit Agreement Obligations but junior to the security interest of any other Pari Tranche Obligations or Credit Agreement Obligations or (ii) the existence of any Collateral for any other Pari Tranche Obligations or Credit Agreement Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Pari Tranche Obligations or Credit Agreement Obligations, an “Impairment” of such Pari Tranche Obligations or Credit Agreement Obligations);. In the event of any Impairment with respect to Pari Tranche Obligations or Credit Agreement Obligations, the results of such Impairment shall be borne solely by the holders of such Pari Tranche Obligations or Credit Agreement Obligations, and the rights of the holders of such Pari Tranche Obligations or Credit Agreement Obligations set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of Pari Tranche Obligations or Credit Agreement Obligations subject to such Impairment. Additionally, in the event the Pari Tranche Obligations or Credit Agreement Obligations are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Pari Tranche Obligations or Credit Agreement Obligations or the documents governing such Pari Tranche Obligations or Credit Agreement Obligations shall refer to such obligations or such documents as so modified.

(iv) Notwithstanding anything to the contrary contained herein, with respect to any Collateral for which a third party (other than a Pari Tranche Claimholder or a Credit Agreement Claimholder) has a lien or security interest that is junior in priority to the security interest of any Pari Tranche Obligations or Credit Agreement Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Pari Tranche Obligations or Credit Agreement Obligations (such third party an “Intervening Creditor”), the value of any Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or Proceeds to be distributed in respect of the Pari Tranche Obligations or Credit Agreement Obligations with respect to which such Impairment exists.

(b) Prohibition on Contesting Liens; No Marshalling. Each of the Pari Tranche Collateral Agent, for itself and on behalf of each Pari Tranche Claimholder, and the Credit Agreement Collateral Agent, for itself and on behalf of each Credit Agreement Claimholder, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any

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Insolvency or Liquidation Proceeding), the priority, validity, perfection, extent or enforceability of a Lien held, or purported to be held, by or on behalf of any of the Credit Agreement Claimholders in the Credit Agreement Collateral or by or on behalf of any of the Pari Tranche Claimholders in the Pari Tranche Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Credit Agreement Collateral Agent or any Credit Agreement Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Credit Agreement Obligations as provided in Sections 2.1 and 3.1. Until the Discharge of Credit Agreement Obligations, neither the Pari Tranche Collateral Agent nor any Pari Tranche Claimholder will assert any marshaling, appraisal, valuation or any other similar right.

(c) No New Liens. So long as the Discharge of Credit Agreement Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the parties hereto agree that the Company shall not, and shall not permit any other Grantor to grant or permit any additional Liens on any asset or property to secure any Pari Tranche Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Credit Agreement Obligations, or grant or permit any additional Liens on any asset or property to secure any Credit Agreement Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Pari Tranche Obligations, the parties hereto agreeing that any such Liens shall be subject to Section 2.1 hereof. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Credit Agreement Collateral Agent and/or the Credit Agreement Claimholders, the Pari Tranche Collateral Agent and the Credit Agreement Collateral Agent, on behalf of Pari Tranche Claimholders and the Credit Agreement Claimholders respectively, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

(d) Similar Liens and Agreements. The parties hereto agree that it is their intention that the Credit Agreement Collateral and the Pari Tranche Collateral be identical. In furtherance of the foregoing and of Section 8.9, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by the Credit Agreement Collateral Agent or the Pari Tranche Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Credit Agreement Collateral and the Pari Tranche Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Credit Agreement Loan Documents and the Pari Tranche Note Documents; and

(b) that the documents and agreements creating or evidencing the Credit Agreement Collateral and the Pari Tranche Collateral and guarantees for the Credit Agreement Obligations and the Pari Tranche Obligations, subject to Section 5.3(c) and the proviso to Section 2.3(b), shall be in all material respects the same forms of documents.

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11.	Enforcement.

(a) Exercise of Remedies.

(a) Until the Discharge of Credit Agreement Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Pari Tranche Collateral Agent and the Pari Tranche Claimholders:

(1) will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided, however, that the Pari Tranche Collateral Agent may commence an Enforcement Action or otherwise exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which the Pari Tranche Collateral Agent declared the existence of any Event of Default under any Pari Tranche Note Documents and demanded the repayment of all the principal amount of any Pari Tranche Obligations; and (ii) the date on which the Credit Agreement Collateral Agent received notice from the Pari Tranche Collateral Agent of such declarations of an Event of Default, (the “Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Pari Tranche Collateral Agent or any Pari Tranche Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, the Credit Agreement Collateral Agent or Credit Agreement Claimholders shall have commenced and be diligently pursuing an Enforcement Action or other exercise of their rights or remedies in each case with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Pari Tranche Collateral Agent);

(2) will not contest, protest or object to any foreclosure proceeding or action brought by the Credit Agreement Collateral Agent or any Credit Agreement Claimholder or any other exercise by the Credit Agreement Collateral Agent or any Credit Agreement Claimholder of any rights and remedies relating to the Collateral under the Credit Agreement Loan Documents or otherwise; and

(3) subject to their rights under clause (a)(1) above, will not object to the forbearance by the Credit Agreement Collateral Agent or the Credit Agreement Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as any Proceeds received by the Credit Agreement Agent in excess of those necessary to achieve a Discharge of Credit Agreement Obligations are distributed in accordance with the UCC and other applicable law, subject to the relative priorities described herein.

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(b) Until the Discharge of Credit Agreement Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 3.1(a)(1), the Credit Agreement Collateral Agent and the Credit Agreement Claimholders shall have the exclusive right to commence and maintain an Enforcement Action or otherwise enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt, except that Pari Tranche Collateral Agent shall have the credit bid rights set forth in 3.1(c)(6)) and, subject to Section 5.1, to make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Pari Tranche Collateral Agent or any Pari Tranche Claimholder; provided, that any Proceeds received by the Credit Agreement Agent in excess of those necessary to achieve a Discharge of Credit Agreement Obligations are distributed in accordance with the UCC and other applicable law, subject to the relative priorities described herein. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Collateral, the Credit Agreement Collateral Agent and the Credit Agreement Claimholders may enforce the provisions of the Credit Agreement Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with the Pari Tranche Collateral Agent or any Pari Tranche Claimholder and regardless of whether any such exercise is adverse to the interest of any Pari Tranche Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, the Pari Tranche Collateral Agent and any Pari Tranche Claimholder may:

(1) file a claim or statement of interest with respect to the Pari Tranche Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;

(2) take any action (not adverse to the priority status of the Liens on the Collateral securing the Credit Agreement Obligations, or the rights of any Credit Agreement Collateral Agent or the Credit Agreement Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Pari Tranche Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make

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any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Pari Tranche Obligations and the Collateral provided that no filings, whether of any disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or otherwise by the Pari Tranche Collateral Agent or any Pari Tranche Claimholder may be inconsistent with the priority provisions as set forth in this Agreement and the Loan Documents; and

(5) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(1); and

(6) bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by the Credit Agreement Collateral Agent or any Credit Agreement Claimholder, or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Pari Tranche Obligations unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of Credit Agreement Obligations.

Each of the Credit Agreement Collateral Agent and the Pari Tranche Collateral Agent hereby agrees that if it shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to any Credit Agreement Collateral Document or any Pari Tranche Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of the Credit Agreement Obligations and the Discharge of the Pari Tranche Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other Credit Agreement Claimholders and Pari Tranche Claimholders having a security interest in such Collateral and promptly transfer any such Collateral, proceeds or payment, as the case may be, to be distributed in accordance with the provisions of Section 4.1 hereof. Without limiting the generality of the foregoing, unless and until the Discharge of Credit Agreement Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.3(b) and this Section 3.1(c), the sole right of the Pari Tranche Collateral Agent and the Pari Tranche Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Pari Tranche Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Credit Agreement Obligations has occurred.

(e) Subject to Sections 3.1(a) and (c) and Section 6.3(b):

(1) the Pari Tranche Collateral Agent, for itself and on behalf of the Pari Tranche Claimholders, agrees that the Pari Tranche Collateral Agent and the Pari Tranche Claimholders will not take any action that would hinder any exercise of remedies under the Credit Agreement Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;

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(2) the Pari Tranche Collateral Agent, for itself and on behalf of the Pari Tranche Claimholders, hereby waives any and all rights it or the Pari Tranche Claimholders may have to object to the manner in which the Credit Agreement Collateral Agent or the Credit Agreement Claimholders seek to enforce or collect the Credit Agreement Obligations or the Liens securing the Credit Agreement Obligations granted in any of the Credit Agreement Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Credit Agreement Collateral Agent or Credit Agreement Claimholders is adverse to the interest of the Pari Tranche Claimholders;

(3) the Pari Tranche Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Pari Tranche Collateral Documents or any other Pari Tranche Note Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Credit Agreement Collateral Agent or the Credit Agreement Claimholders with respect to the Collateral as set forth in this Agreement and the Credit Agreement Loan Documents.

(i) Except as specifically set forth in Sections 3.1(a) and (d), the Pari Tranche Collateral Agent and the Pari Tranche Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Pari Tranche Obligations in accordance with the terms of the Pari Tranche Note Documents and applicable law (other than initiating or joining in an involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor); provided that in the event that any Pari Tranche Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Pari Tranche Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Credit Agreement Obligations) as the other Liens securing the Pari Tranche Obligations are subject to this Agreement.

(ii) Except as specifically set forth in Sections 3.1(a) and (d), nothing in this Agreement shall prohibit the receipt by the Pari Tranche Collateral Agent or any Pari Tranche Claimholders of the required payments of interest, principal and other amounts owed in respect of the Pari Tranche Obligations so long as such receipt is not the direct or indirect result of the exercise by the Pari Tranche Collateral Agent or any Pari Tranche Claimholders of rights or remedies as a secured creditor (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Credit Agreement Collateral Agent or the Credit Agreement Claimholders may have with respect to the Credit Agreement Collateral.

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(b) Exercise of Remedies. Actions Upon Breach; Specific Performance. If any Pari Tranche Claimholder, in contravention of the terms of this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, this Agreement shall create an irrebutable presumption and admission by such Pari Tranche Claimholder that relief against such Pari Tranche Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Credit Agreement Claimholders, it being understood and agreed by the Pari Tranche Collateral Agent on behalf of each Pari Tranche Claimholder that (i) the Credit Agreement Claimholders’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Pari Tranche Claimholder waives any defense that the Grantors and/or the Credit Agreement Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the Credit Agreement Collateral Agent and the Pari Tranche Collateral Agent may demand specific performance of this Agreement. The Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders under the Credit Agreement Loan Documents, and the Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Credit Agreement Collateral Agent or the Credit Agreement Claimholders or the Pari Tranche Collateral Agent or the Pari Tranche Claimholders, as the case may be. No provision of this Agreement shall constitute or be deemed to constitute a waiver by the Credit Agreement Collateral Agent or the Pari Tranche Collateral Agent of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.

12.	Payments.

(a) Application of Proceeds. Subject to any adjustment pursuant to Section 2.2(d) above, Collateral or proceeds thereof received in connection with any Enforcement Event or other exercise of remedies by the Credit Agreement Collateral Agent, Credit Agreement Claimholders, the Pari Tranche Collateral Agent and the Pari Tranche Claimholders shall be applied as follows:

FIRST, to the payment of all amounts owing to the Credit Agreement Collateral Agent (in its capacity as such) pursuant to the terms of any Credit Agreement Loan Document, including all costs and expenses incurred by the Credit Agreement Collateral Agent in connection with such sale, collection or other liquidation, or such other enforcement of rights or exercise of remedies (including all court costs and the fees and expenses of its agents and legal counsel);

SECOND, to the payment in full of the Credit Agreement Obligations and Pari Tranche Obligations (the amounts so applied to be distributed ratably in accordance with the amounts of the Credit Agreement Obligations and Pari Tranche Obligations on the date of such application) and

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THIRD, after payment in full of all the Credit Agreement Obligations and the Pari Tranche Obligations, to the Company or its successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.

(b) Payments Over. Each of the Credit Agreement Collateral Agent and the Pari Tranche Collateral Agent hereby agrees that if it shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to any Credit Agreement Collateral Document or any Pari Tranche Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of the Credit Agreement Obligations and the Discharge of the Pari Tranche Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other Credit Agreement Claimholders and Pari Tranche Claimholders having a security interest in such Collateral and promptly transfer any such Collateral, proceeds or payment, as the case may be, to be distributed in accordance with the provisions of Section 4.1 hereof.

13.	Other Agreements.

(a) Releases. (a) If in connection with any Enforcement Event by the Credit Agreement Collateral Agent or any other exercise of the Credit Agreement Collateral Agent’s remedies in respect of the Collateral, the Credit Agreement Collateral Agent, for itself or on behalf of any of the Credit Agreement Claimholders, releases any of its Liens on any part of the Collateral or releases any Guarantor Subsidiary from its obligations under its guaranty of the Credit Agreement Obligations, then the Liens, if any, of the Pari Tranche Collateral Agent, for itself or for the benefit of the Pari Tranche Claimholders, on such Collateral, and the obligations of such Guarantor Subsidiary under its guaranty of the Pari Tranche Obligations, shall be automatically, unconditionally and simultaneously released. If in connection with any Enforcement Event or other exercise of rights and remedies by the Credit Agreement Collateral Agent the equity interests of any Person are foreclosed upon or otherwise disposed of and the Credit Agreement Collateral Agent releases its Lien on the property or assets of such Person then the Liens of Pari Tranche Collateral Agent with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of the Credit Agreement Collateral Agent. The Pari Tranche Collateral Agent, for itself or on behalf of any such Pari Tranche Claimholders, promptly shall execute and deliver to the Credit Agreement Collateral Agent or such Guarantor Subsidiary such termination statements, releases and other documents as the Credit Agreement Collateral Agent or such Guarantor Subsidiary may request to effectively confirm the foregoing releases; provided that any proceeds of any Collateral realized therefrom shall be applied pursuant to Section 4.1 hereof.

(ii) Reserved.

(c) The Pari Tranche Collateral Agent, for itself and on behalf of the Pari Tranche Claimholders, hereby irrevocably constitutes and appoints the Credit Agreement Collateral Agent and any officer or agent of the Credit Agreement Collateral

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Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pari Tranche Collateral Agent or such holder or in the Credit Agreement Collateral Agent’s own name, from time to time in the Credit Agreement Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of Credit Agreement Obligations.

(d) To the extent that the Credit Agreement Collateral Agent or the Credit Agreement Claimholders (i) have released any Lien on Collateral or any Guarantor Subsidiary from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Guarantor Subsidiary, then the Pari Tranche Collateral Agent, for itself and for the Pari Tranche Claimholders, shall be granted a Lien on any such Collateral, and an additional guaranty, as the case may be. To the extent that the Pari Tranche Collateral Agent or the Pari Tranche Claimholders (i) have released any Lien on Collateral or any Guarantor Subsidiary from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Guarantor Subsidiary, then the Credit Agreement Collateral Agent, for itself and for the Credit Agreement Claimholders, shall be granted a Lien on any such Collateral, and an additional guaranty, as the case may be.

(b) Insurance. Unless and until the Discharge of Credit Agreement Obligations has occurred, the Credit Agreement Collateral Agent and the Credit Agreement Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the Credit Agreement Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Credit Agreement Obligations has occurred, and subject to the rights of the Grantors under the Credit Agreement Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the Credit Agreement Collateral Agent for the benefit of the Credit Agreement Claimholders pursuant to the terms of the Credit Agreement Loan Documents (including for purposes of cash collateralization of letters of credit) and thereafter, to the extent no Credit Agreement Obligations are outstanding, and subject to the rights of the Grantors under the Pari Tranche Note Documents, to the Pari Tranche Collateral Agent for the benefit of the Pari Tranche Claimholders to the extent required under the Pari Tranche Collateral Documents and then, to the extent no Pari Tranche Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Credit Agreement Obligations has occurred, if the Pari Tranche Collateral Agent or any Pari Tranche Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Credit Agreement Collateral Agent in accordance with the terms of Section 4.2.

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(c) Amendments to Credit Agreement Loan Documents and Pari Tranche Note Documents. (a) The Credit Agreement Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Amended and Restated Credit Agreement may be Refinanced, in each case, without notice to, or the consent of the Pari Tranche Collateral Agent or the Pari Tranche Claimholders, all without affecting the provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Pari Tranche Collateral Agent and the Pari Tranche Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Pari Tranche Collateral Agent:

(1) increase the “Applicable Margin” or similar component of the interest rate [or yield provisions applicable to the Credit Agreement Obligations] in a manner that would result in the total yield on Indebtedness thereunder to exceed by more than [    ]% per annum the total yield on Indebtedness thereunder as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate);

(2) shorten the scheduled maturity of the Amended and Restated Credit Agreement or any Refinancing thereof; or

(3) modify (or have the effect of a modification of) the mandatory prepayment provisions of the Amended and Restated Credit Agreement in a manner adverse to the lenders under the Pari Tranche Indenture.

The Amended and Restated Credit Agreement may be Refinanced to the extent the terms and conditions of such Refinancing debt meet the requirements of this Section 5.3(a), the average life to maturity thereof is greater than or equal to that of the Amended and Restated Credit Agreement and the holders of such Refinancing debt bind themselves in a writing addressed to the Pari Tranche Collateral Agent and the Pari Tranche Claimholders to the terms of this Agreement.

(b) Without the prior written consent of the Credit Agreement Collateral Agent, no Pari Tranche Note Document may be Refinanced, amended, restated, supplemented or otherwise modified or entered into to the extent such Refinancing, amendment, restatement, supplement or modification, or the terms of any new Pari Tranche Note Document, would:

(1) increase the then outstanding principal amount of the Pari Tranche Indenture;

(2) increase the “Applicable Margin” or similar component of the interest rate [or yield provisions applicable to the Pari Tranche Obligations] in a manner that would result in the total yield on Indebtedness thereunder to exceed by more than [    ]% per annum the total yield on Indebtedness thereunder as in effect on the date hereof (excluding increases resulting from the accrual of interest at the default rate);

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(3) shorten the scheduled maturity of the Pari Tranche Indenture or any Refinancing thereof; or

(4) modify (or have the effect of a modification of) the mandatory prepayment provisions of the Pari Tranche Indenture in a manner adverse to the lenders under the Amended and Restated Credit Agreement.

The Pari Tranche Indenture may be Refinanced to the extent the terms and conditions of such Refinancing debt meet the requirements of this Section 5.3(b), the average life to maturity thereof is greater than or equal to that of the Pari Tranche Indenture and the holders of such Refinancing debt bind themselves in a writing addressed to the Credit Agreement Collateral Agent and the Credit Agreement Claimholders to the terms of this Agreement.

(d) [Reserved].

(e) Gratuitous Bailee/Agent for Perfection. (a) The Credit Agreement Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the Credit Agreement Claimholders and as gratuitous bailee for the Pari Tranche Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the Credit Agreement Loan Documents and the Pari Tranche Note Documents, respectively, subject to the terms and conditions of this Section 5.5. Solely with respect to any deposit accounts under the control (within the meaning of Section 9-104 of the UCC) of the Credit Agreement Collateral Agent, the Credit Agreement Collateral Agent agrees to also hold control over such deposit accounts as gratuitous agent for the Pari Tranche Collateral Agent, subject to the terms and conditions of this Section 5.5.

(ii) The Credit Agreement Collateral Agent shall have no obligation whatsoever to the Credit Agreement Claimholders, the Pari Tranche Collateral Agent or any Pari Tranche Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the Credit Agreement Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee (and with respect to deposit accounts, agent) in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of Credit Agreement Obligations as provided in paragraph (d) below.

(iii) The Credit Agreement Collateral Agent shall not have by reason of the Credit Agreement Collateral Documents, the Pari Tranche Collateral Documents, this

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Agreement or any other document a fiduciary relationship in respect of the Credit Agreement Claimholders, the Pari Tranche Collateral Agent or any Pari Tranche Claimholder and the Pari Tranche Collateral Agent and the Pari Tranche Claimholders hereby waive and release the Credit Agreement Collateral Agent from all claims and liabilities arising pursuant to the Credit Agreement Collateral Agent’s role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Common Collateral. It is understood and agreed that the interests of the Credit Agreement Collateral Agent and the Pari Tranche Collateral Agent may differ and the Credit Agreement Collateral Agent shall be fully entitled to act in its own interest without taking into account the interests of the Pari Tranche Collateral Agent or Pari Tranche Claimholders.

(d) Upon the Discharge of Credit Agreement Obligations under the Credit Agreement Loan Documents to which the Credit Agreement Collateral Agent is a party, the Credit Agreement Collateral Agent shall deliver the remaining Pledged Collateral in its possession (if any) together with any necessary endorsements (such endorsement shall be without recourse and without any representation or warranty), first, to the Pari Tranche Collateral Agent to the extent Pari Tranche Obligations remain outstanding, and second, to the Company to the extent no Credit Agreement Obligations or Pari Tranche Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Credit Agreement Collateral Agent further agrees to take all other action reasonably requested by the Pari Tranche Collateral Agent at the expense of the Pari Tranche Collateral Agent or the Company in connection with the Pari Tranche Collateral Agent obtaining a first-priority interest in the Collateral.

(f) When Discharge of C Deemed to Not Have Occurred. (i) If, at any time after the Discharge of Credit Agreement Obligations has occurred, the Company thereafter enters into any Refinancing of any Credit Agreement Loan Document evidencing a Credit Agreement Obligation which Refinancing is permitted by the Pari Tranche Note Documents, then such Discharge of Credit Agreement Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Credit Agreement Obligations), and, from and after the date on which the New Credit Agreement Debt Notice is delivered to the Pari Tranche Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the Credit Agreement Loan Document shall automatically be treated as Credit Agreement Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Credit Agreement Collateral Agent under such Credit Agreement Loan Documents shall be the Credit Agreement Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Credit Agreement Debt Notice”) stating that the Company has entered into a new Credit Agreement Loan Document (which notice shall include the identity of the new Credit Agreement Collateral Agent, such agent, the “New Agent”), the Pari Tranche Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby,

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in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree in a writing addressed to the Pari Tranche Collateral Agent and the Pari Tranche Claimholders to be bound by the terms of this Agreement. If the new Credit Agreement Obligations under the new Credit Agreement Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Pari Tranche Obligations, then the Pari Tranche Obligations shall be secured at such time by a pari passu Lien on such assets to the same extent provided in the Pari Tranche Collateral Documents and this Agreement.

(ii) If, at any time after the Discharge of Pari Tranche Obligations has occurred, the Company thereafter enters into any Refinancing of any Pari Tranche Loan Document evidencing a Pari Tranche Obligation which Refinancing is permitted by the Credit Agreement Loan Documents, then such Discharge of Pari Tranche Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Pari Tranche Obligations), and, from and after the date on which the New Pari Tranche Debt Notice is delivered to the Credit Agreement Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the Pari Tranche Note Document shall automatically be treated as Pari Tranche Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Pari Tranche Collateral Agent under such Pari Tranche Note Documents shall be the Pari Tranche Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Pari Tranche Debt Notice”) stating that the Company has entered into a new Pari Tranche Note Document (which notice shall include the identity of the new Pari Tranche Collateral Agent, such agent, the “New Agent”), the Credit Agreement Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree in a writing addressed to the Credit Agreement Collateral Agent and the Credit Agreement Claimholders to be bound by the terms of this Agreement. If the new Pari Tranche Obligations under the new Pari Tranche Note Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Credit Agreement Obligations, then the Credit Agreement Obligations shall be secured at such time by a pari passu Lien on such assets to the same extent provided in the Credit Agreement Collateral Documents and this Agreement.

(g) Reserved.

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14.	Insolvency or Liquidation Proceedings.

(a) Finance and Sale Issues. Until the Discharge of Credit Agreement Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Credit Agreement Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), on which the Credit Agreement Collateral Agent or any other creditor has a Lien or to permit the Company or any other Grantor to obtain financing, whether from the Credit Agreement Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then the Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, agrees that it will raise no objection to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the Credit Agreement Agent) and to the extent the Liens securing the Credit Agreement Obligations are subordinated to or pari passu with such DIP Financing, the Pari Tranche Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Credit Agreement Collateral Agent or to the extent permitted by Section 6.3); provided that, the Pari Tranche Collateral Agent and the Pari Tranche Claimholders retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests. The Pari Tranche Collateral Agent on behalf of the Pari Tranche Claimholders, agrees that it will not seek consultation rights in connection with, and it will raise no objection or oppose a motion (or any related pleadings) to approve bid procedures in connection with a sale of any Collateral, sell or otherwise dispose of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the requisite Credit Agreement Claimholders have consented to such bid procedures, sale or disposition of such assets, in which event the Pari Tranche Claimholders will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code and such motion does not impair the rights of the Pari Tranche Claimholders under Section 363(k) of the Bankruptcy Code.

(b) Reserved.

(c) Adequate Protection.

(i) The Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, agrees that none of them shall contest (or support any other Person contesting):

(1) any request by the Credit Agreement Collateral Agent or the Credit Agreement Claimholders for adequate protection under any Bankruptcy Law; or

(2) any objection by the Credit Agreement Collateral Agent or the Credit Agreement Claimholders to any motion, relief, action or proceeding based on the Credit Agreement Collateral Agent or the Credit Agreement Claimholders claiming a lack of adequate protection.

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(ii) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1) if the Credit Agreement Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Pari Tranche Collateral Agent, on behalf of itself or any of the Pari Tranche Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral; and

(2) The Pari Tranche Collateral Agent and Pari Tranche Claimholders shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (A) additional collateral; provided that, as adequate protection for the Credit Agreement Obligations, the Credit Agreement Collateral Agent, on behalf of the Credit Agreement Claimholders, is also granted a pari Lien on such additional collateral; (B) replacement Liens on the Collateral; provided that, as adequate protection for the Credit Agreement Obligations, the Credit Agreement Collateral Agent, on behalf of the Credit Agreement Claimholders, is also granted pari replacement Liens on the Collateral; (C) an administrative expense claim; provided that, as adequate protection for the Credit Agreement Obligations, the Credit Agreement Collateral Agent, on behalf of the Credit Agreement Claimholders, is also granted an administrative expense claim which is pari and prior to the administrative expense claim of the Pari Tranche Collateral Agent and the Pari Tranche Claimholders; and (D) cash payments with respect to interest on the Pari Tranche Obligations; provided either (1) as adequate protection for the Credit Agreement Obligations, the Credit Agreement Collateral Agent, on behalf of the Credit Agreement Claimholders, is also granted cash payments with respect to interest on the Credit Agreement Obligations, or (2) such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Pari Tranche Obligations outstanding on the date such relief is granted at the interest rate under the Pari Tranche Note Documents and accruing from the date the Pari Tranche Collateral Agent is granted such relief. If any Pari Tranche Secured Party receives Post-Petition Interest and/or adequate protection payments in an Insolvency or Liquidation Proceeding (“Pari Tranche Adequate Protection Payments”), and the Pari Tranche Secured Parties do not receive payment in full in cash of all Credit Agreement Obligations upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then, each Pari Tranche Claimholders shall pay over to the Credit Agreement Claimholders an amount (the “Pay-Over Amount”) equal to the lesser of (i) the Pari Tranche Adequate Protection Payments received by such Pari Tranche Claimholders and (ii) the amount of the short-fall (the “Short Fall”) in payment in full of the Credit Agreement Loan Obligations; provided that to the extent any portion of the Short Fall represents payments received by the Credit Agreement

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Claimholders in the form of promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, the Credit Agreement Claimholders shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property, pro rata, equal in value to the cash paid in respect of the Pay-Over Amount to the applicable Pari Tranche Claimholders in exchange for the Pay-Over Amount. Notwithstanding anything herein to the contrary, the Credit Agreement Claimholders shall not be deemed to have consented to, and expressly retain their rights to object to the grant of adequate protection in the form of cash payments to the Pari Tranche Claimholders made pursuant to the foregoing Section 6.3(b).

(iii) The Pari Tranche Collateral Agent, for itself and on behalf of the other Pari Tranche Claimholders, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to the Pari Tranche Collateral Agent at least two (2) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to the Pari Tranche Collateral Agent at least fifteen (15) days in advance of such hearing.

(d) No Waiver. Subject to Sections 3.1(a) and (d) and 6.7(d), nothing contained herein shall prohibit or in any way limit the Credit Agreement Collateral Agent or any Credit Agreement Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Pari Tranche Collateral Agent or any of the Pari Tranche Claimholders, including the seeking by the Pari Tranche Collateral Agent or any Pari Tranche Claimholders of adequate protection or the asserting by the Pari Tranche Collateral Agent or any Pari Tranche Claimholders of any of its rights and remedies under the Pari Tranche Note Documents or otherwise.

(e) Avoidance Issues. If any Credit Agreement Claimholder or Pari Tranche Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of Credit Agreement Obligations or the Pari Tranche Obligations, respectively, (a “Recovery”), then such Credit Agreement Claimholders or Pari Tranche Claimholders, as applicable, shall be entitled to a reinstatement of Credit Agreement Obligations or Pari Tranche Obligations, as applicable, with respect to all such recovered amounts, and from and after the date of such reinstatement the Discharge of Credit Agreement Obligations or Discharge of Pari Tranche Obligations, as applicable, shall be deemed not the have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

(f) Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of Credit Agreement Obligations and on account of Pari Tranche Obligations,

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then, to the extent the debt obligations distributed on account of the Credit Agreement Obligations and on account of the Pari Tranche Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(g) [Reserved].

(h) [Reserved].

(i) [Reserved].

(j) [Reserved].

15.	Reliance; Waivers; Etc.

(a) Reliance. Other than any reliance on the terms of this Agreement, the Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders under its Credit Agreement Loan Documents, acknowledges that it and such Credit Agreement Claimholders have, independently and without reliance on the Pari Tranche Collateral Agent or any Pari Tranche Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such Credit Agreement Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Amended and Restated Credit Agreement or this Agreement. The Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, acknowledges that it and the Pari Tranche Claimholders have, independently and without reliance on the Credit Agreement Collateral Agent or any Credit Agreement Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Pari Tranche Note Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Pari Tranche Note Documents or this Agreement.

(b) No Warranties or Liability. The Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders under the Credit Agreement Loan Documents, acknowledges and agrees that each of the Pari Tranche Collateral Agent and the Pari Tranche Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Pari Tranche Note Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Pari Tranche Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Pari Tranche Note Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Except as otherwise provided herein, the Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Obligations, acknowledges and agrees that the Credit Agreement Collateral Agent and the Credit Agreement Claimholders have

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made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Credit Agreement Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the Credit Agreement Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective Credit Agreement Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Pari Tranche Collateral Agent and the Pari Tranche Claimholders shall have no duty to the Credit Agreement Collateral Agent or any of the Credit Agreement Claimholders, and the Credit Agreement Collateral Agent and the Credit Agreement Claimholders shall have no duty to the Pari Tranche Collateral Agent or any of the Pari Tranche Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the Credit Agreement Loan Documents and the Pari Tranche Note Documents), regardless of any knowledge thereof which they may have or be charged with.

(c) No Waiver of Lien Priorities. (a) (i) No right of the Credit Agreement Claimholders, the Credit Agreement Collateral Agent or any of them to enforce any provision of this Agreement or any Credit Agreement Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Credit Agreement Claimholder or the Credit Agreement Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Credit Agreement Loan Documents or any of the Pari Tranche Note Documents, regardless of any knowledge thereof which the Credit Agreement Collateral Agent or the Credit Agreement Claimholders, or any of them, may have or be otherwise charged with and (ii) No right of the Pari Tranche Claimholders, the Pari Tranche Collateral Agent or any of them to enforce any provision of this Agreement or any Pari Tranche Note Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Pari Tranche Claimholder or the Pari Tranche Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Pari Tranche Note Documents or any of the Credit Agreement Loan Documents, regardless of any knowledge thereof which the Pari Tranche Collateral Agent or the Pari Tranche Claimholders, or any of them, may have or be otherwise charged with.

(ii) (i) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Credit Agreement Loan Documents and subject to the provisions of Section 5.3(a)), the Credit Agreement Claimholders, the Credit Agreement Collateral Agent and any of them may, at any time and from time to time in accordance with the Credit Agreement Loan Documents and/or applicable law, without the consent of, or notice to, the Pari Tranche Collateral Agent or any Pari Tranche Claimholders, without incurring any liabilities to the Pari Tranche Collateral Agent or any Pari Tranche Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement

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(even if any right of subrogation or other right or remedy of the Pari Tranche Collateral Agent or any Pari Tranche Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Credit Agreement Obligations or any Lien on any Credit Agreement Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Credit Agreement Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Credit Agreement Collateral Agent or any of the Credit Agreement Claimholders, the Credit Agreement Obligations or any of the Credit Agreement Loan Documents;

(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Credit Agreement Collateral or any liability of the Company or any other Grantor to the Credit Agreement Claimholders or the Credit Agreement Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any Credit Agreement Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Credit Agreement Obligations) in any manner or order; and

(4) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Credit Agreement Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the Credit Agreement Claimholders or any liability incurred directly or indirectly in respect thereof.

(ii) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the Pari Tranche Note Documents and subject to the provisions of Section 5.3(a)), the Pari Tranche Claimholders, the Pari Tranche Collateral Agent and any of them may, at any time and from time to time in accordance with the Pari Tranche Note Documents and/or applicable law, without the consent of, or notice to, the Credit Agreement Collateral Agent or any Credit Agreement Claimholders, without incurring any liabilities to the Credit Agreement Collateral Agent or any Credit Agreement Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Credit Agreement Collateral Agent or any Credit Agreement Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Pari Tranche Obligations or any Lien on any Pari Tranche Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Pari Tranche Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Pari Tranche Collateral Agent or any of the Pari Tranche Claimholders, the Pari Tranche Obligations or any of the Pari Tranche Loan Documents;

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(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Pari Tranche Collateral or any liability of the Company or any other Grantor to the Pari Tranche Claimholders or the Pari Tranche Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any Pari Tranche Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Pari Tranche Obligations) in any manner or order; and

(4) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Pari Tranche Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the Pari Tranche Claimholders or any liability incurred directly or indirectly in respect thereof.

(iii) (i) Except as otherwise expressly provided herein, the Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, also agrees that the Credit Agreement Claimholders and the Credit Agreement Collateral Agent shall have no liability to the Pari Tranche Collateral Agent or any Pari Tranche Claimholders, and the Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, hereby waives any claim against any Credit Agreement Claimholder or the Credit Agreement Collateral Agent, arising out of any and all actions which the Credit Agreement Claimholders or the Credit Agreement Collateral Agent may take or permit or omit to take with respect to:

(1) the Credit Agreement Loan Documents (other than this Agreement);

(2) the collection of the Credit Agreement Obligations; or

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(3) the foreclosure upon, or sale, liquidation or other disposition of, any Credit Agreement Collateral. The Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, agrees that the Credit Agreement Claimholders and the Credit Agreement Collateral Agent have no duty to them in respect of the maintenance or preservation of the Credit Agreement Collateral, the Credit Agreement Obligations or otherwise.

(ii) Except as otherwise expressly provided herein, the Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders, also agrees that the Pari Tranche Claimholders and the Pari Tranche Collateral Agent shall have no liability to the Credit Agreement Collateral Agent or any Credit Agreement Claimholders, and the Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders, hereby waives any claim against any Pari Tranche Claimholder or the Pari Tranche Collateral Agent, arising out of any and all actions which the Pari Tranche Claimholders or the Pari Tranche Collateral Agent may take or permit or omit to take with respect to:

(1) the Pari Tranche Note Documents (other than this Agreement);

(2) the collection of the Pari Tranche Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any Pari Tranche Collateral. The Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders, agrees that the Pari Tranche Claimholders and the Pari Tranche Collateral Agent have no duty to them in respect of the maintenance or preservation of the Pari Tranche Collateral, the Pari Tranche Obligations or otherwise.

(iv) Until the Discharge of Credit Agreement Obligations and the Pari Tranche Obligations, each of the Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders, and the Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral.

(d) Obligations Unconditional. All rights, interests, agreements and obligations of the Credit Agreement Collateral Agent and the Credit Agreement Claimholders and the Pari Tranche Collateral Agent and the Pari Tranche Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Credit Agreement Loan Documents or any Pari Tranche Note Documents;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Credit Agreement Obligations or Pari Tranche Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Credit Agreement Loan Document or any Pari Tranche Note Document;

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(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Credit Agreement Obligations or Pari Tranche Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Credit Agreement Collateral Agent, the Credit Agreement Obligations, any Credit Agreement Claimholder, the Pari Tranche Collateral Agent, the Pari Tranche Obligations or any Pari Tranche Claimholder in respect of this Agreement.

16.	Miscellaneous.

(a) Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Credit Agreement Loan Documents or the Pari Tranche Note Documents, the provisions of this Agreement shall govern and control.

(b) Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. The Credit Agreement Claimholders may continue, at any time and without notice to the Pari Tranche Collateral Agent or any Pari Tranche Claimholder subject to the Pari Tranche Note Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor constituting Credit Agreement Obligations in reliance hereof. The Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(i) with respect to the Credit Agreement Collateral Agent, the Credit Agreement Claimholders and the Credit Agreement Obligations, the date of Discharge of Credit Agreement Obligations, subject to the rights of the Credit Agreement Claimholders under Section 6.5; and

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(ii) with respect to the Pari Tranche Collateral Agent, the Pari Tranche Claimholders and the Pari Tranche Obligations, upon the later of (1) the date upon which the obligations under the Pari Tranche Indenture terminate if there are no other Pari Tranche Obligations outstanding on such date and (2) if there are other Pari Tranche Obligations outstanding on such date, the date upon which such Pari Tranche Obligations terminate.

(c) Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Pari Tranche Collateral Agent or the Credit Agreement Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly and adversely affected.

(d) Information Concerning Financial Condition of the Company and its Subsidiaries. The Credit Agreement Collateral Agent and the Credit Agreement Claimholders, on the one hand, and the Pari Tranche Claimholders and the Pari Tranche Collateral Agent, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the Credit Agreement Obligations or the Pari Tranche Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Credit Agreement Obligations or the Pari Tranche Obligations. The Credit Agreement Collateral Agent and the Credit Agreement Claimholders shall have no duty to advise the Pari Tranche Collateral Agent or any Pari Tranche Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Credit Agreement Collateral Agent or any of the Credit Agreement Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Pari Tranche Collateral Agent or any Pari Tranche Claimholder, it or they shall be under no obligation:

(i) to make, and the Credit Agreement Collateral Agent and the Credit Agreement Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(ii) to provide any additional information or to provide any such information on any subsequent occasion;

(iii) to undertake any investigation; or

(iv) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

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(e) Reserved.

(f) Application of Payments. All payments received by the Credit Agreement Collateral Agent or the Credit Agreement Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the Credit Agreement Obligations provided for in the Credit Agreement Loan Documents. All payments received by the Pari Tranche Collateral Agent or the Pari Tranche Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the Pari Tranche Obligations provided for in the Pari Tranche Note Documents.

(g) SUBMISSION TO JURISDICTION; WAIVERS. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(2) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.8; AND

(4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

(ii) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO

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ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(iii) EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT AGREEMENT LOAN DOCUMENT OR PARI TRANCHE LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

(h) Notices. All notices to the Pari Tranche Claimholders and the Credit Agreement Claimholders permitted or required under this Agreement shall also be sent to the Pari Tranche Collateral Agent and the Credit Agreement Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

(i) Further Assurances. The Credit Agreement Collateral Agent, on behalf of itself and the Credit Agreement Claimholders under the Credit Agreement Loan Documents, and the Pari Tranche Collateral Agent, on behalf of itself and the Pari Tranche Claimholders under the Pari Tranche Note Documents, and the Company, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Credit Agreement Collateral Agent or the Pari Tranche Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

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(j) APPLICABLE LAW . THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY RELATING TO THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(k) Binding on Successors and Assigns. This Agreement shall be binding upon the Credit Agreement Collateral Agent, the Credit Agreement Claimholders, the Pari Tranche Collateral Agent, the Pari Tranche Claimholders and their respective successors and assigns. If either of the Credit Agreement Collateral Agent or the Pari Tranche Collateral Agent resigns or is replaced pursuant to the Amended and Restated Credit Agreement or the Pari Tranche Indenture, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement.

(l) Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

(m) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

(n) Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

(o) No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Credit Agreement Claimholders and the Pari Tranche Claimholders. Nothing in this Agreement shall impair, as between the Company and the other Grantors and the Credit Agreement Collateral Agent and the Credit Agreement Claimholders, or as between the Company and the other Grantors and the Pari Tranche Collateral Agent and the Pari Tranche Claimholders, the obligations of the Company and the other Grantors to pay principal, interest, fees and other amounts as provided in the Credit Agreement Loan Documents and the Pari Tranche Note Documents, respectively.

(p) No Indirect Actions Unless otherwise expressly stated, if a Party may not take an action under this Agreement, then it may not take that action indirectly,

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or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the Party but is intended to have substantially the same effects as the prohibited action.

(q) Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Credit Agreement Collateral Agent and the Credit Agreement Claimholders on the one hand and the Pari Tranche Collateral Agent and the Pari Tranche Claimholders on the other hand. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Company nor any Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the Credit Agreement Obligations and the Pari Tranche Obligations as and when the same shall become due and payable in accordance with their terms.

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IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

Credit Agreement Collateral Agent

JPMORGAN CHASE BANK, N.A., as Credit Agreement Collateral Agent,

By:
Name:
Title:

JPMorgan Chase Bank, N.A.
10 South Dearborn, Floor 07
Chicago, IL, 60603-2003

Attention:	Mouy Lim

Telephone:	(312) 732-2024

Facsimile:	(312) 385-7103

Email:	muoy.lim@jpmchase.com

Pari Tranche Collateral Agent

[NAME OF COLLATERAL AGENT], as Pari Tranche Collateral Agent

By:
Name:
Title:

[NOTICE ADDRESS]

K-2-38

Acknowledged and Agreed to by:

KAR AUCTION SERVICES, INC.

By:
Name:
Title:

KAR Auction Services, Inc.
13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032

Attention:	Eric Loughmiller

Telecopy:	(317) 249-4596

Telephone:	(317) 249-4254

[OTHER GRANTORS]6

[6]	To be conformed to final list of Grantors.

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Execution Version

AMENDED AND RESTATED

GUARANTEE AND COLLATERAL AGREEMENT

made by

KAR AUCTION SERVICES, INC.

and certain of its Subsidiaries

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of March 11, 2014

SECTION 7. THE ADMINISTRATIVE AGENT		30
7.1	Administrative Agent’s Appointment as Attorney-in-Fact, etc.	30
7.2	Duty of Administrative Agent	31
7.3	Financing Statements	32
7.4	Authority, Immunities and Indemnities of Administrative Agent	32

SECTION 8. MISCELLANEOUS		32
8.1	Amendments in Writing	32
8.2	Notices	32
8.3	No Waiver by Course of Conduct; Cumulative Remedies	32
8.4	Enforcement Expenses; Indemnification	33
8.5	Successors and Assigns	33
8.6	Set-Off	33
8.7	Counterparts	34
8.8	Severability	34
8.9	Section Headings	34
8.10	Integration	34
8.11	GOVERNING LAW	34
8.12	Submission To Jurisdiction; Waivers	34
8.13	Acknowledgements	35
8.14	Additional Grantors	35
8.15	Releases	35
8.16	WAIVER OF JURY TRIAL	36
8.17	Effect of Amendment and Restatement	36
8.18	Reaffirmation and Grant of Security Interest	36

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SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Jurisdictions of Organization and Chief Executive Offices
Schedule 4	Filings and Other Actions required for Perfection
Schedule 5	Inventory and Equipment Locations
Schedule 6	Intellectual Property
Schedule 7	Commercial Tort Claims

ANNEXES

Annex I	Form of Assumption Agreement
Annex II	Form of Acknowledgement and Consent
Annex III	Form of Intellectual Property Security Agreement

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This AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, amended and restated as of March 11, 2014, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”, and each individually, a “Grantor”), in favor of JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”) for (i) the banks, financial institutions and other entities (the “Lenders”) from time to time party as lenders to the Amended and Restated Credit Agreement, dated the date hereof, by and among KAR Auction Services, Inc., a Delaware corporation (the “Borrower”), the Lenders, the Grantors party thereto and the other parties thereto (the “Amended and Restated Credit Agreement”), which Amended and Restated Credit Agreement amends and restates that certain Credit Agreement dated as of May 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”) and (ii) the other Secured Parties (as defined below).

RECITALS

A. Pursuant to (i) the Amendment and Restatement Agreement dated the date hereof (the “Amendment”), by and among the Borrower, the Grantors party thereto and the Administrative Agent, (ii) the Lender Consents (as defined in the Amendment), and (iii) the Joinders (as defined in the Amendment), the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth in the Amendment and in the Amended and Restated Credit Agreement and certain Qualified Counterparties have agreed to enter into certain Specified Hedge Agreements;

B. Pursuant to the Existing Credit Agreement, the Borrower, certain of the Grantors and the Administrative Agent previously entered into that certain Guarantee and Collateral Agreement, dated as of May 19, 2011 (as heretofore amended, supplemented or otherwise modified from time to time, and in effect immediately before giving effect to the amendment and restatement thereof pursuant to this Agreement, the “Existing Guarantee and Collateral Agreement”);

C. The Borrower is a member of an affiliated group of companies that includes each other Grantor;

D. The Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Amended and Restated Credit Agreement;

E. The Borrower has requested that the Existing Guarantee and Collateral Agreement be amended and restated in its entirety in the form set forth herein; and

F. It is the intent of the parties hereto that this Agreement amend and restate in its entirety the Existing Guarantee and Collateral Agreement and re-evidence the Obligations as contemplated hereby.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Joinders or Lender Consents, as applicable, and to make their respective extensions of credit to the Borrower under the Amended and Restated Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

SECTION 1.

DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the Amended and Restated Credit Agreement and used herein shall have the meanings given to them in the Amended and Restated Credit Agreement, and the following terms are used herein as defined in the New York UCC (and if defined in more than one Article of the New York UCC, shall have the meaning given in Article 8 or 9 thereof): Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Accounts, Deposit Account, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Money, Negotiable Documents, Securities Accounts, Securities Entitlements, Supporting Obligations, Tangible Chattel Paper and Uncertificated Securities.

(b) The following terms shall have the following meanings:

“Agreement”: this Amended and Restated Guarantee and Collateral Agreement.

“Borrower”: as defined in the preamble of this Agreement.

“Borrower Cash Management Arrangement Obligations”: all obligations and liabilities of the Borrower to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Cash Management Arrangement or any material document made, delivered or given in connection therewith or pursuant thereto, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including interest accruing at the then applicable rate provided in the agreements governing such Specified Cash Management Arrangement after the maturity of the obligations thereof and interest accruing at the then applicable rate provided in the agreements governing any Specified Cash Management Arrangement after the commencement of any bankruptcy case or insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and all reasonable fees and disbursements of counsel to the Qualified Counterparty that are required to be paid by the Borrower pursuant to the terms of any Specified Cash Management Arrangement).

“Borrower Credit Agreement Obligations”: the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower to any Agent, Lender or Indemnitee, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Amended and Restated Credit Agreement, this Agreement or the other Loan Documents or any Letter of Credit, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including interest accruing at the then applicable rate provided in the Amended and Restated Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Amended and Restated Credit Agreement after the commencement of any bankruptcy case or insolvency, reorganization, liquidation or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and all expense reimbursement and indemnity obligations arising or incurred as provided in the Loan Documents after the commencement of any such case or proceeding, whether or not a claim for such obligations is allowed in such case or proceeding).

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“Borrower Hedge Agreement Obligations”: all obligations and liabilities of the Borrower to any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other material document made, delivered or given in connection therewith or pursuant thereto, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including interest accruing at the then applicable rate provided in such Specified Hedge Agreement after the maturity of the obligations thereof and interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the commencement of any bankruptcy case or insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and all reasonable fees and disbursements of counsel to the Qualified Counterparty that are required to be paid by the Borrower pursuant to the terms of any Specified Hedge Agreement).

“Borrower Obligations”: the Borrower Credit Agreement Obligations, Borrower Hedge Agreement Obligations, and Borrower Cash Management Arrangement Obligations.

“Collateral”: as defined in Section 3.

“Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute.

“Consigned Vehicle”: a vehicle with the certificate of title in the name of any person or entity (including a salvage provider or an insurance company) other than a Grantor.

“Consigned Vehicle Proceeds”: identifiable cash and non-cash proceeds of Consigned Vehicles.

“Copyrights”: (i) all United States and foreign copyrights, whether or not the underlying works of authorship have been published, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including each registration identified on Schedule 6, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and other violations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Copyright Licenses”: with respect to any Grantor, all agreements (whether or not in writing) naming such Grantor as licensor or licensee (including those agreements listed in Schedule 6), granting any right under any Copyright, including the grant of rights to print, publish, copy, distribute, exploit and sell materials derived from any Copyright, subject in each case, to the terms of such agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such agreements.

“Excluded Deposit Accounts” means (i) Deposit Accounts the balance of which consists exclusively of (A) withheld income taxes and federal, state or local employment taxes in such amounts as are required in the reasonable judgment of the Borrower to be paid to the Internal Revenue Service or state or local government agencies with respect to current or former employees of any one or more of the Grantors and (B) amounts required to be paid over to an employee benefit plan pursuant to DOL Reg. Sec.

3

2510.3-102 on behalf of or for the benefit of employees of one or more Grantors, (ii) all segregated Deposit Accounts constituting (and the balance of which consists solely of funds set aside in connection with) taxes accounts and payroll accounts and (iii) any Deposit Account the maximum daily balance of which on such date of determination does not exceed $500,000 individually, or in the aggregate, together with the maximum daily balance of all such other Deposit Accounts excluded pursuant to this definition at any time, $2,000,000.

“Excluded Perfection Assets”: (i) any Vehicle (only to the extent the filing of a financing statement is not necessary or effective to perfect the security interest therein); (ii) any foreign Intellectual Property; (iii) Goods included in Collateral received by any Person for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person; (iv) any Deposit Account (and any Money deposited therein) and any Securities Account of any Grantor that is not subject to a Control Agreement as required by Section 5.2(d); and (v) other than any foreign Intellectual Property and any Pledged Stock, any Collateral the aggregate value of which shall not exceed at any time $10,000,000 and for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside the United States.

“Excluded Swap Obligation”: with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest would otherwise have become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Existing Guarantee and Collateral Agreement”: as defined in the recitals hereto.

“Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.

“Grantor”: as defined in the preamble hereto.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all expense reimbursement and indemnity obligations arising or incurred as provided in the Loan Documents after the commencement of any bankruptcy case or insolvency, reorganization, liquidation or like proceeding, whether or not a claim for such obligations is allowed in such case or proceeding); provided that Guarantor Obligations shall not include any Excluded Swap Obligations.

“Guarantors”: the collective reference to each Grantor other than the Borrower.

“Intellectual Property”: the collective reference to (i) all intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, (ii) the right to sue or otherwise recover for any and all past, present and future infringements, misappropriations, dilutions and other violations thereof, (iii) all income, royalties, damages and other payments now and hereafter due

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and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Intercompany Note”: any promissory note in a principal amount in excess of $4,000,000, evidencing loans or other monetary obligations owing to any Grantor by any Group Member.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”: the collective reference to each issuer of any Investment Property purported to be pledged hereunder.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“NSULC”: an unlimited company formed under the laws of the Province of Nova Scotia.

“Obligations”: (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Ordinary Course Transferees”: (i) with respect to Goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (ii) with respect to General Intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Patents”: (i) all United States and foreign patents, patent applications, including, without limitation, each issued patent and patent application identified on Schedule 6, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and other violations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Patent License”: with respect to any Grantor, all agreements (whether or not in writing) providing for the grant by or to such Grantor of any right to manufacture, use, import, export, distribute, offer for sale or sell any invention covered in whole or in part by a Patent (including those agreements listed on Schedule 6), subject in each case, to the terms of such agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such agreements.

“Pledged Notes”: all Intercompany Notes at any time issued to any Grantor (including those listed on Schedule 2) and all other promissory notes in excess of $2,500,000 in principal amount at any time issued to or owned, held or acquired by any Grantor (including those listed on Schedule 2), except promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business.

5

“Pledged NSULC Shares”: as defined in Section 6.9.

“Pledged Stock”: all shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person (including those listed on Schedule 2) at any time issued or granted to or owned, held or acquired by any Grantor; provided that in no event shall (i) more than 65% of the total outstanding voting Capital Stock of any Foreign Subsidiary Voting Stock, or (ii) any Foreign Subsidiary Voting Stock of a Foreign Subsidiary that is not a First Tier Foreign Subsidiary, or (iii) any Capital Stock of a Securitization Subsidiary or Unrestricted Subsidiary, in each case be subject to the security interests granted hereby.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC, including, in any event, all dividends, returns of capital and other distributions from Investment Property and all collections thereon and payments with respect thereto.

“Qualified ECP Guarantor”: in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee, or grant of the relevant security interest, becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including all Accounts).

“Secured Parties”: the Agents, the Lenders and Indemnitees and, with respect to any Specified Hedge Agreement or Specified Cash Management Agreement, the Qualified Counterparty party thereto and each of their respective successors and transferees.

“Securities Act”: the Securities Act of 1933, as amended.

“Swap Obligation”: any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Trademarks”: (i) all United States, state and foreign trademarks, service marks, trade names, domain names, corporate names, company names, business names, trade dress, trade styles, or logos, and all registrations of and applications to register the foregoing and any new renewals thereof, including each registration and application identified in Schedule 6, (ii) the right to sue or otherwise recover for any and all past, present and future infringements, misappropriations, dilutions and other violations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements and dilutions thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.

“Trademark License”: with respect to any Grantor, any agreement (whether or not in writing) providing for the grant by or to such Grantor of any right to use any Trademark (including those agreements listed on Schedule 6), subject in each case, to the terms of such agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such agreements.

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“Trade Secrets”: (i) all trade secrets and confidential and proprietary information, (ii) the right to sue or otherwise recover for any and all past, present and future misappropriations and other violations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past, present or future misappropriations thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“UETA”: the Uniform Electronic Transaction Act, as in effect in the applicable jurisdiction.

“Vehicles”: all cars, trucks, trailers, vehicles which are used for construction, vehicles which can be considered earth moving equipment and other vehicles, vessels and aircrafts, each of which is covered by a certificate of title law of any jurisdiction and all appurtenances thereto.

1.2 Other Definitional Provisions.

(a) As used herein and in any certificate or other document made or delivered pursuant hereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), and (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties of every type and nature, (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time (subject to any applicable restrictions hereunder), (vi) all references to laws or statutes include all related rules, regulations, interpretations, amendments and successor provisions and (vii) all references to any Person include successors and assigns.

(b) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(e) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to any Obligation shall mean the payment in full of such Obligation in cash in immediately available funds, which for the purpose of such expressions and similar terms or phrases includes the discharge of all Letters of Credit or cash collateralization of all L/C Obligations that remain outstanding.

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SECTION 2.

GUARANTEE

2.1 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of each and all of the Borrower Obligations other than any Excluded Swap Obligation and each of the Guarantors hereby acknowledges and agrees that the guarantee provided for in this Section 2 is a guarantee of payment and not of collection.

(b) Each Guarantor shall be liable under its guarantee set forth in Section 2.1(a), without any limitation as to amount, for all present and future Borrower Obligations other than any Excluded Swap Obligation, including specifically all future increases in the outstanding amount of the Loans or Reimbursement Obligations and other future increases in the Borrower Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof. Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Section 2 hereof shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under Section 2 hereof void or voidable under applicable law, including, without limitation, fraudulent conveyance law. To effectuate the foregoing intention, the Administrative Agent and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under the guarantee set forth in Section 2 hereof at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under the guarantee set forth in Section 2 hereof not constituting a fraudulent transfer or conveyance after giving full effect to the liability under the guarantee set forth in Section 2 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. To the extent that any Guarantor shall be required hereunder to pay any portion of any guaranteed obligation exceeding the greater of (a) the amount of the value actually received by such Guarantor and its Subsidiaries (other than the Borrower) from the Loans and such other obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the guaranteed obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date. For purposes of determining the net worth of any Guarantor in connection with the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guarantee under Section 2 hereof. To the fullest extent permitted by applicable law, this Section 2.1(b) shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any equity interest in such Guarantor.

(c) The guarantee contained in this Section 2.1 (i) shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2.1 have been paid in full, and all commitments to extend credit under the Loan Documents have terminated, notwithstanding that from time to time during the term of the Amended and Restated Credit Agreement the Borrower may be free from any Borrower Obligations, (ii) unless released as provided in clause (iii) below, shall survive the repayment of the Loans and Reimbursement Obligations, the termination of commitments to extend credit under the Loan Documents, and the release of the Collateral and remain enforceable as to all Borrower Obligations that survive such repayment, termination and release and (iii) shall be released when and as set forth in Section 8.15.

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(d) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder in respect of any other Borrower Obligations then outstanding or thereafter incurred, other than as set forth in Section 8.15.

2.2 Reimbursement, Contribution and Subrogation. In case any payment is made on account of the Borrower Obligations by any Grantor or is received or collected on account of the Borrower Obligations from any Grantor or its property:

(a) If such payment is made by the Borrower or from its property, the Borrower shall not be entitled (i) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or (ii) to be subrogated to any claim, interest, right or remedy of any Secured Party against any other Person, including any other Grantor or its property.

(b) If such payment is made by a Guarantor or from its property, such Guarantor shall be entitled, subject to and upon payment in full of all outstanding Obligations, and termination of all commitments to extend credit under the Loan Documents, (i) to demand and enforce reimbursement for the full amount of such payment from the Borrower and (ii) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets (net of their liabilities, other than Obligations) and any other equitable considerations deemed appropriate by the court.

(c) If and whenever any right of reimbursement or contribution becomes enforceable by any Guarantor against any other Grantor under Section 2.2(b), such Guarantor shall be entitled, subject to and upon payment in full of all outstanding Obligations, and termination of all commitments to extend credit under the Loan Documents to be subrogated (equally and ratably with all other Guarantors entitled to reimbursement or contribution from any other Grantor under Section 2.2(b)) to any security interest that may then be held by the Administrative Agent upon any Collateral granted to it in this Agreement. To the fullest extent permitted under applicable law, such right of subrogation shall be enforceable solely against the Grantors, and not against the Secured Parties, and neither the Administrative Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded in writing by any Grantor, then (subject to and upon payment in full of all outstanding Obligations, and termination of all commitments to extend credit under the Loan Documents) the Administrative Agent shall deliver to the Grantor making such demand, or to a representative of such Grantor or of the Grantors generally, an instrument reasonably satisfactory to the Administrative Agent transferring, on a quitclaim basis without (to the fullest extent permitted under applicable law) any recourse, representation, warranty or obligation whatsoever, whatever security interest the Administrative Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of by the Administrative Agent.

(d) All rights and claims arising under this Section 2.2 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Grantor as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of all of the

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Obligations. Until payment in full of the Obligations and termination of all commitments to extend credit under the Loan Documents, no Grantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim, and no Guarantor shall exercise any right or remedy arising by reason of any performance by it of its guarantee, whether by subrogation or otherwise, against the Borrower or any other Guarantor of any of the Obligations or any security for any of the Obligations. If any such payment or distribution is made or becomes available to any Grantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Administrative Agent, for application to the payment of the Obligations. If any such payment or distribution is received by any Grantor, it shall be held by such Grantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Grantor to the Administrative Agent, in the exact form received and, if necessary, duly endorsed.

(e) The obligations of the Grantors under the Loan Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.2. To the fullest extent permitted under applicable law, the invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall, to the fullest extent permitted under applicable law, have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

(f) Each Grantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor, but (i) the exercise and enforcement of such rights shall be subject to this Section 2.2 and (ii) to the fullest extent permitted by applicable law, neither the Administrative Agent nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right.

2.3 Amendments, Etc., With Respect to the Borrower Obligations. To the fullest extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Amended and Restated Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite Lenders) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law.

2.4 Guarantee Absolute and Unconditional. To the fullest extent permitted by applicable law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2. The Borrower

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Obligations, and each of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2. All dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the fullest extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed, to the fullest extent permitted by applicable law, as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Amended and Restated Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment in full or performance in full) which may, at any time, be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.5 Reinstatement. The guarantee contained in this Section 2 shall be reinstated and shall remain in all respects enforceable to the extent that, at any time, any payment of any of the Borrower Obligations is set aside, avoided or rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, in whole or in part, and such reinstatement and enforceability shall, to the fullest extent permitted by applicable law, be effective as fully as if such payment had not been made.

2.6 Payments. Each Guarantor hereby agrees to pay all amounts payable by it under this Section 2 to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the Funding Office specified in the Amended and Restated Credit Agreement.

2.7 Bankruptcy, Etc.. (a) The obligations of the Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any Borrower or any Guarantor or by any defense which the Borrower or any Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

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(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Obligations if such case or proceeding had not been commenced) shall be included in the Obligations guaranteed hereby because it is the intention of the Guarantors and Secured Parties that the Obligations which are guaranteed by the Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve any Borrower or any other Guarantor of any portion of such Obligations. The Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

2.8 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this Section 2, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the discharge of Obligations hereunder. Each Qualified ECP Guarantor intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3.

GRANT OF SECURITY INTEREST

Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Deposit Accounts;

(d) all Documents;

(e) all Equipment (whether or not constituting Fixtures);

(f) all General Intangibles;

(g) all Instruments, including Pledged Notes;

(h) all Intellectual Property;

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(i) all Inventory;

(j) all Investment Property;

(k) all Letter-of-Credit Rights;

(l) all Money;

(m) all Commercial Tort Claims identified on Schedule 7;

(n) all Capital Stock, Goods, insurance and other personal property not otherwise described above;

(o) all Supporting Obligations and products of any and all of the foregoing and all Guarantee Obligations, Liens and claims supporting, securing or in any respect relating to any of the foregoing;

(p) all books and records (regardless of medium) pertaining to any of the foregoing; and

(q) all Proceeds of any of the foregoing;

provided, that (i) this Agreement shall not constitute a grant of a security interest in, and the term “Collateral” shall not include, any property to the extent that and for as long as such grant of a security interest (A) is prohibited by any applicable law, (B) requires a filing with or consent from any entity or person pursuant to any applicable law that has not been made or obtained, (C) in any lease, license or agreement, constitutes a breach or default under or results in the termination of, or requires any consent not obtained under such lease, license or agreement, except to the extent that such applicable provisions of any such lease, license or agreement is ineffective under applicable law or would be ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC to prevent the attachment of the security interest granted hereunder, (D) is in Capital Stock which is specifically excluded from the definition of Pledged Stock by virtue of the proviso to such definition, (E) is in any Grantor’s right, title or interest in any applications for trademarks or service marks filed in the United States Patent and Trademark Office pursuant to 15 U.S.C. §1051 Section 1(b), unless and until evidence of use of the mark in interstate commerce is submitted to the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.) to the extent, if any, that, and during the period, if any, in which granting a security interest in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application or of any registration that issues therefrom, (F) is in leaseholds of real property, (G) is in assets subject to a Lien securing Capital Lease Obligations or purchase money debt obligations, in each case permitted under the Amended and Restated Credit Agreement, if the contract or other agreement in which such Lien is granted prohibits the creation of any other Lien on such assets, (H) is in Capital Stock in entities where a Grantor holds 50% or less of the outstanding Capital Stock of such entity, to the extent a pledge of such Capital Stock is prohibited by the organizational documents or agreements with the other equity holders of such entity, (I) is in Equity Interests in any Foreign Subsidiary that is not a Material Foreign Subsidiary, (J) is in any Equity Interests of a Domestic Subsidiary which is a Subsidiary of a Foreign Subsidiary solely to the extent that the grant of a security interest in such Equity Interests would reasonably be expected to result in materially adverse tax consequences to the Borrower, (K) is in any Equity Interests of any Foreign Subsidiary that would reasonably be expected to (x) violate or conflict with any fiduciary duties of officers or directors of such Foreign Subsidiary or (y) result in a risk of personal or criminal liability of any officer or director of such Foreign Subsidiary (it being understood and agreed that the Grantors shall use their commercially

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reasonable efforts to avoid or mitigate such limitations, and any such limitation shall be no more than the minimum required by applicable law) or (L) is in any Consigned Vehicles or Consigned Vehicle Proceeds (the foregoing clauses (A) through (L), collectively, shall be referred to hereafter as the “Excluded Collateral”); and (ii) the security interest granted hereby (A) shall attach at all times to all proceeds of such property to the extent such proceeds do not constitute property described in clause (i) above, (B) shall attach to such property immediately and automatically (without need for any further grant or act) at such time as the condition described in clause (i) ceases to exist, and (C) to the extent severable shall in any event attach to all rights in respect of such property that are not subject to the applicable condition described in clause (i); provided, further, that in any event, this Agreement does constitute a grant of a security interest in, and the term “Collateral” does include, the shares of capital stock and limited liability company membership interests identified on Schedule 2 hereto.

SECTION 4.

REPRESENTATIONS AND WARRANTIES

To induce the Agents and the Lenders to enter into the Amended and Restated Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to each Agent and Lender that:

4.1 Representations in Amended and Restated Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 5 of the Amended and Restated Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and each Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein; provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Permitted Liens, such Grantor owns each item of Collateral granted by it free and clear of any and all Liens. No effective financing statement, mortgage or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement or in respect of Permitted Liens or for which termination statements will be delivered on the Restatement Effective Date.

4.3 Perfected First Priority Liens.

(a) Upon the completion of the filings and other actions specified on Schedule 4 (which, in the case of all filings and other documents referred to on said Schedule to the extent applicable, have been delivered to or prepared by the Administrative Agent in completed and, where required, duly executed form), the payment of all applicable fees, the delivery to and continuing possession by the Administrative Agent of all Certificated Securities, all Instruments, all Tangible Chattel Paper and all Documents a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as described in the Uniform Commercial Code as in effect in the applicable jurisdiction) by the Administrative Agent of all Deposit Accounts, the Collateral Accounts, all Electronic Chattel Paper, Letter-of-Credit Rights, all Uncertificated Securities and all Securities Accounts, in each case a security interest in which is perfected by such “control,” the security interests granted in Section 3 will constitute valid perfected security interests in all of the Collateral (except for Excluded Perfection Assets) in favor of the Administrative Agent, for the benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any such Collateral from such Grantor other than Ordinary Course

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Transferees, except as (x) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) or by an implied covenant of good faith and fair dealing, and (y) to the extent that the recording or an assignment or other transfer of title to the Administrative Agent or the recording of other applicable documents in the United States Patent and Trademark Office or the United States Copyright Office may be necessary for enforceability, and is and will be prior to all other Liens on such Collateral except for Permitted Liens. Without limiting the foregoing and except as otherwise permitted or provided in Section 5 or with respect to any Excluded Perfection Assets, each Grantor has taken all actions required hereunder to: (i) establish the Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Property constituting Certificated Securities, Uncertificated Securities, Securities Entitlements or Commodity Accounts (ii) establish the Administrative Agent’s “control” (within the meaning of Section 9-107 of the UCC) over all Letter-of-Credit Rights of such Grantor and (iii) establish the Administrative Agent’s control (within the meaning of Section 9-105 of the UCC) over all Electronic Chattel Paper of such Grantor.

(b) Each Grantor consents to the grant by each other Grantor of the security interests granted hereby and, subject to Section 6.9 hereunder, the transfer of any Capital Stock or Investment Property to the Administrative Agent or its designee upon the occurrence and during the continuance of an Event of Default and to the substitution of the Administrative Agent or its designee or the purchaser upon any foreclosure sale as the holder and beneficial owner of the interest represented thereby.

4.4 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s exact legal name, jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 3. Except as otherwise indicated on Schedule 3, the jurisdiction of such Grantor’s organization or formation is required to maintain a public record showing the Grantor to have been organized or formed. On the date hereof, such Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. On the date hereof, except as specified on Schedule 3, such Grantor has not changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate or organizational form in any way (e.g., by merger, consolidation, change in corporate form, or otherwise) within the past five years and has not within the last five years become bound (whether as a result of merger or otherwise) as grantor under a security agreement entered into by another person, which (x) has not heretofore been terminated or (y) is in respect of a Lien that is not a Permitted Lien. Such Grantor has furnished to the Administrative Agent its Organizational Documents as in effect as of the Restatement Effective Date.

4.5 Inventory and Equipment.

(a) On the date hereof, Schedule 5 sets forth all locations where any Inventory and Equipment (other than mobile goods) in excess of $10,000,000 in value are kept.

(b) All Inventory now or hereafter produced by any Grantor included in the Collateral has been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

(c) Except as specifically indicated on Schedule 5, on the date hereof, to the knowledge of such Grantor none of the Inventory or Equipment of such Grantor with a value in excess of $10,000,000 is in possession of a bailee.

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4.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.7 Pledged Stock and Pledged Notes.

(a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, 65% of the outstanding First Tier Foreign Subsidiary Voting Stock of each relevant Issuer.

(b) All the shares of the Pledged Stock pledged by such Grantor hereunder have been duly and validly issued and are fully paid and nonassessable subject to the general principles of Nova Scotia law relating to the assessability of shares of a NSULC.

(c) To such Grantor’s knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(d) Such Grantor is the record and beneficial owner of, and has good and valid title to, the Pledged Stock and Pledged Notes pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Permitted Liens.

(e) The Organizational Documents applicable to each interest in any domestic partnership or limited liability company included in the Collateral shall not expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code and any such interests shall not be certificated; provided, that, if any such interests become certificated, such Grantor will ensure that the Organizational Documents applicable to such interest shall expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code and immediately deliver all such certificates, together with related transfer powers, indorsed in blank, to the Administrative Agent for continued possession.

4.8 Receivables and Chattel Paper. The names and due dates represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time of such Grantor’s Receivables and Chattel Paper will at such time be correct in all material respects, and the amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing to such Grantor in respect of such Grantor’s Receivables and Chattel Paper will at such time be the correct amount, in all material respects, actually owing thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP.

4.9 Intellectual Property.

(a) Schedule 6 lists all issued Patents and pending patent applications, and all registrations and applications to register Trademarks and registered Copyrights owned by such Grantor in its own name on the date hereof. Except as set forth in Schedule 6 or as permitted to exist on such Grantor’s Collateral by the Amended and Restated Credit Agreement, such Grantor is the exclusive owner of the entire right, title and interest in and to such applications, registrations and issuances free and clear of any and all Liens (except Permitted Liens).

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(b) On the date hereof, all Intellectual Property of such Grantor described on Schedule 6 is subsisting and unexpired, has not been abandoned and, to the knowledge of such Grantor, is valid and enforceable. Except as would not reasonably be expected to have a Material Adverse Effect, to the knowledge of such Grantor, neither the operation of such Grantor’s business as currently conducted nor the use of any Intellectual Property in connection therewith conflicts with, infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property rights of any other Person.

(c) Except as set forth in Schedule 6, on the date hereof, (i) none of the material Patents, Trademarks, Copyrights and Trade Secrets owned by any Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor and (ii) there are no other material agreements, obligations, orders or judgments to which such Grantor is subject which adversely affect the use of any Intellectual Property owned by such Grantor in any material respect.

(d) The rights of such Grantor in or to the Patents, Trademarks, Copyrights and Trade Secrets owned by such Grantor do not conflict with or infringe upon the rights of any third party, and no claim has been asserted that the use of such Intellectual Property does or may infringe upon the rights of any third party, in either case, which conflict or infringement would reasonably be expected to have a Material Adverse Effect. There is currently no infringement or unauthorized use of any item of such Intellectual Property owned by such Grantor that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit or cancel or render invalid or unenforceable such Grantor’s rights in, any Patent, Trademark, Copyright or Trade Secret owned by such Grantor in any respect that would reasonably be expected to have a Material Adverse Effect. Such Grantor is not aware of any uses of any material item of Intellectual Property owned by such Grantor that could reasonably be expected to lead to such item becoming invalid or unenforceable including uses which were not supported by the goodwill of the business connected with Trademarks and Trademark Licenses, which uses, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(f) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof seeking to limit or cancel or render invalid any material Patent, Trademark, Copyright or Trade Secret owned by such Grantor or such Grantor’s ownership interest therein, which, if adversely determined, would have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, the consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the Intellectual Property owned or licensed by such Grantor.

(g) With respect to each Copyright License, Trademark License and Patent License, except as would not reasonably be expected to have a Material Adverse Effect: (i) such license is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such license; (ii) such Grantor has not received any notice of termination or cancellation under such license; (iii) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; and (iv) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under such license.

(h) To the extent such Grantor has reasonably determined that it is commercially practicable to do so, such Grantor has used proper statutory notice in connection with its use of each material Patent, Trademark and Copyright owned by such Grantor.

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(i) Such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets.

(j) Such Grantor has made all material filings and recordations and paid all fees necessary in its reasonable business judgment to adequately protect its interest in its United States Patents, Trademarks and Copyrights and material non-United States Patents, Trademarks and Copyrights owned by such Grantor.

SECTION 5.

COVENANTS

Each Grantor covenants and agrees with the Agents and Lenders that, from and after the date of this Agreement until the Collateral is released pursuant to Section 8.15(a):

5.1 Covenants in Amended and Restated Credit Agreement. Such Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, so that no breach of the covenants in the Amended and Restated Credit Agreement pertaining to actions to be taken, or not taken, by such Grantor will result.

5.2 Delivery and Control of Instruments, Certificated Securities, Chattel Paper, Negotiable Documents, Investment Property and Letter-of-Credit Rights.

(a) If any of the Collateral of such Grantor is or shall become evidenced or represented by any Instrument, Negotiable Document or Tangible Chattel Paper, upon the request of the Administrative Agent such Instrument, Negotiable Documents or Tangible Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

(b) If any of the Collateral of such Grantor is or shall become “Electronic Chattel Paper” such Grantor shall ensure that (i) a single authoritative copy exists which is unique, identifiable, unalterable (except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) such authoritative copy identifies the Administrative Agent as the assignee and is communicated to and maintained by the Administrative Agent or its designee, (iii) copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Administrative Agent, (iv) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and not the authoritative copy and (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

(c) If any of the Collateral of such Grantor is or shall become evidenced or represented by an Uncertificated Security in excess of $5,000,000, such Grantor shall promptly notify the Administrative Agent thereof in writing and, upon the request of the Administrative Agent, such Grantor shall cause the issuer thereof either (i) to register the Administrative Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to promptly (but in any event within 60 days of such request or such later date to which the Administrative Agent may consent in writing in its sole discretion) agree in writing with such Grantor and the Administrative Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

(d) If so requested by the Administrative Agent or Required Lenders at any time when any Event of Default under 9(a), 9(f)(i) or 9(f)(ii) of the Amended and Restated Credit Agreement has

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occurred and is continuing, such Grantor shall, within 30 days (or such other time period as the Administrative Agent may consent to in its sole discretion), after such request and at all times thereafter, maintain its Securities Entitlements, Securities Accounts and Deposit Accounts (other than (i) collection accounts that are swept (either directly or indirectly) on a daily basis, as and when good and collected funds are available, to an account that is subject to a Control Agreement, (ii) disbursement accounts that are funded only as and when payment demands are received, and (iii) Excluded Deposit Accounts) such that all cash and cash equivalents of the Grantors, net of and after deducting an allowance reasonably determined by the Borrower to be sufficient to pay all Consigned Vehicle Proceeds due to the owners of Consigned Vehicles who have not received final payment in full of the amount due to them, are maintained with financial institutions that have agreed to comply with entitlement orders and instructions issued or originated by the Administrative Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent hereby agrees to issue such entitlement orders and instructions only if an Event of Default under Section 9(a), 9(f)(i) or 9(f)(ii) of the Amended and Restated Credit Agreement has occurred and is continuing.

(e) If any of the Collateral of such Grantor is or shall become evidenced or represented by any Certificated Security (other than any Capital Stock which is specifically excluded from the definition of Pledged Stock by virtue of the proviso to such definition and any promissory note that does not qualify as a Pledged Note pursuant to the definition thereof), such Certificated Security shall be promptly (but in any event within 30 days or such other time period as the Administrative Agent may consent to in writing in its sole discretion) delivered to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

(f) In addition to and not in lieu of the foregoing, if any issuer of any Investment Property is organized under the law of, or has its chief executive office in, a jurisdiction outside of the United States, each Grantor shall, subject to Section 6.9 hereunder, take such additional actions, including causing the issuer to register the pledge on its books and records, as may be reasonably requested by the Administrative Agent, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Administrative Agent.

(g) If any Grantor becomes the beneficiary of any Letter-of-Credit Rights in any letter of credit exceeding $2,500,000 in value, it shall promptly notify the Administrative Agent thereof and, upon the reasonable request of the Administrative Agent, such Grantor shall promptly (but in any event within 60 days of such request or such later date to which the Administrative Agent may consent in writing) make commercially reasonable efforts to obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related letter of credit in accordance with Section 5-114(c) of the New York UCC, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent.

(h) If any of the Collateral of such Grantor is or shall become “transferable records” as defined in UETA, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent “control” under Section 16 of UETA over such transferable records. The Administrative Agent agrees with such Grantor that the Administrative Agent will arrange, pursuant to procedures reasonably satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the Grantor to make alterations to the transferable records permitted under Section 16 of UETA for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such transferable records.

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5.3 Maintenance of Insurance.

(a) Such Grantor will maintain, with reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft or other risks as may be required by the Amended and Restated Credit Agreement and (ii) naming the Administrative Agent on behalf of the Secured Parties as additional insureds under liability insurance policies to the extent reasonably requested by the Administrative Agent.

(b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage (other than materially proportionate reductions in amounts or coverage to reflect any disposition of property by such Grantor) thereof shall be effective until at least 30 days, or such earlier time with the written consent of the Administrative Agent, after receipt by the Administrative Agent of written notice thereof and (ii) name the Administrative Agent as additional insured party and/or loss payee in respect of property insurance. All proceeds of business and interruption insurance received by the Administrative Agent shall be released by the Administrative Agent to the Borrower for account of the Grantor entitled thereto.

5.4 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall maintain the security interest created by this Agreement in such Grantor’s Collateral as a security interest having at least the perfection and priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor in reasonable detail and such other reports in connection therewith as the Administrative Agent may reasonably request.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of creating, perfecting, ensuring the priority of, protecting or enforcing the Administrative Agent’s security interest in the Collateral or otherwise conferring or preserving the full benefits of this Agreement and of the interests, rights and powers herein granted.

5.5 Changes in Locations, Name, etc.. Such Grantor will not (a) in the case of (i) and (ii) below, except upon not less than 5 Business Days’ (or such other time period as the Administrative Agent may consent to in writing in its sole discretion) prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional financing statements and other documents (executed where appropriate) reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (b) in the case of (iii) below, except upon delivery to the Administrative Agent not more than 30 days after any change in locations, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

(i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.4;

(ii) change its name; or

(iii) permit any Inventory or Equipment (other than mobile goods) in excess of $10,000,000 in value to be kept at a location other than those listed on Schedule 5.

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5.6 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

(a) any Lien (other than security interests created hereby or Permitted Liens) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.7 Investment Property.

(a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or equivalents covering such certificate duly executed in blank by such Grantor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided, that in no event shall there be pledged more than 65% of any of the outstanding Foreign Subsidiary Voting Stock or shall include any Excluded Collateral. Upon the occurrence and during the continuance of an Event of Default under the Amended and Restated Credit Agreement, any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent (unless otherwise agreed in the Amendment and Restated Credit Agreement) to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Administrative Agent, such Grantor will not, except as permitted by the Amended and Restated Credit Agreement, (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof, (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or Permitted Liens, or (iii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof (unless such restriction is permitted by the Amended and Restated Credit Agreement).

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(c) In the case of each Grantor which is an Issuer, such Grantor agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Investment Property issued by it, and (iii) it will take all actions required or reasonably requested by the Administrative Agent to enable or permit each Grantor to comply with Sections 6.3(c) and 6.7 as to all Investment Property issued by it.

5.8 Receivables. Other than in the ordinary course of business or as permitted by the Loan Documents, after the occurrence and during the continuance of an Event of Default under the Amended and Restated Credit Agreement, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable, or (v) amend, supplement or modify any Receivable in any manner that would materially adversely affect the value of the Receivables constituting Collateral taken as a whole.

5.9 Intellectual Property.

(a) Except as permitted in the Amended and Restated Credit Agreement:

(i) With respect to each material Trademark owned by such Grantor, such Grantor (either itself or through licensees) will take all reasonably necessary steps to (i) continue to use such Trademark consistent with its current use of such Trademark or as otherwise determined by such Grantor, in its reasonable business judgment, in connection with such Grantor’s businesses or goods and services offered by such Grantor, in order to maintain such Trademark in full force free from any valid claim of abandonment for non-use, (ii) maintain the quality of products and services offered under such Trademark and take all reasonably necessary steps to ensure that all licensed users of such Trademark maintain such quality in all material respects, and (iii) not (and not permit any licensee or sub-licensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way, except in the ordinary course of business consistent with such Grantor’s past conduct and pursuant to the exercise of its reasonable business judgment.

(ii) Such Grantor (either itself or through licensees) will not forfeit, abandon or dedicate to the public any material Patent, except in the ordinary course of business consistent with such Grantor’s past conduct and pursuant to the exercise of its reasonable business judgment.

(iii) Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sub-licensee thereof to) by any act or omission, forfeit, abandon, or dedicate to the public any material Copyright owned by such Grantor, except in the ordinary course of business, consistent with such Grantor’s past conduct and pursuant to the exercise of its reasonable business judgment.

(iv) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to knowingly infringe the intellectual property rights of any other Person.

(v) To the extent such Grantor has reasonably determined that it is commercially practicable to do so, such Grantor (either itself or through licensees) will use any proper statutory notice necessary or appropriate in connection with the use of each material Patent, Trademark and Copyright owned by such Grantor.

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(vi) Such Grantor will notify the Administrative Agent and the Lenders promptly if it knows or has reason to believe that any application or registration relating to any material Patent, Trademark or Copyright of such Grantor has been or may imminently become forfeited, abandoned or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any material Patent, Trademark or Copyright owned by such Grantor or such Grantor’s right to register the same or to own and maintain the same.

(vii) Such Grantor will take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or group of countries or any political subdivision of any of the foregoing, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Patents, Trademarks and Copyrights owned by such Grantor, including the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue, and renewal applications or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(viii) Such Grantor (either itself or through licensees) will not, without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed, discontinue use of or otherwise abandon any Intellectual Property, or abandon any application or any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined in its reasonable judgment that such Intellectual Property was no longer economically practicable to maintain or used or useful in the conduct of such Grantor’s business and that the loss thereof could not reasonably be expected to have a Material Adverse Effect, and such Grantor shall give prompt notice of any such abandonment of (i) material Intellectual Property or (ii) registered or issued Intellectual Property or pending applications therefore to the Administrative Agent in accordance herewith.

(ix) In the event that any material Intellectual Property is infringed, misappropriated, diluted or otherwise violated by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and, following consultation with the Administrative Agent, shall take such actions as it deems reasonable, which may include suing for infringement, misappropriation or dilution, seeking injunctive relief where appropriate and seeking to recover any and all damages for such infringement, misappropriation or dilution.

(x) Such Grantor shall take all steps reasonably necessary to protect the secrecy of all material Trade Secrets of such Grantor.

(b) After the date hereof, whenever such Grantor (i) shall acquire any registered, issued or applied for Patent, Trademark or Copyright or (ii) either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent, Trademark or Copyright owned by such Grantor with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor

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shall report such acquisition or filing to the Administrative Agent together with the financial statements required under Section 7.1(a) of the Amended and Restated Credit Agreement within 90 days after the last day of the fiscal year in which such acquisition or filing occurs. Such Grantor agrees that the provisions of Section 3 shall automatically apply to such Intellectual Property.

(c) Such Grantor agrees (i) to execute an Intellectual Property Security Agreement with respect to certain of its Intellectual Property in substantially the form of Annex III in order to record the security interest granted herein to the Administrative Agent for the benefit of the Secured Parties with the United States Patent and Trademark Office or the United States Copyright Office and (ii) to provide to the Administrative Agent together with the financial statements required under Section 7.1(a) of the Amended and Restated Credit Agreement, within 90 days after the last day of the fiscal year in which any Intellectual Property registered in such offices is acquired or registered by such Grantor, all documents necessary to record the security interest of the Administrative Agent in such Intellectual Property with such offices.

(d) Upon the reasonable request of the Administrative Agent, such Grantor shall execute and deliver, and use its commercially reasonable efforts to cause to be filed, registered or recorded, any and all agreements, instruments, documents, and papers which the Administrative Agent may reasonably request to evidence, register, record or perfect the Administrative Agent’s security interest in any registered, issued or applied for Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, in any office anywhere in the world in which filing, registration or recording may be necessary or appropriate, except that (so long as no Default has occurred and is continuing) the Administrative Agent shall not request such filing, registration or recording in any office in any jurisdiction outside of the United States in which the Group Members had, during the preceding 12-month period, net sales constituting less than 15% of the consolidated worldwide net sales of the Group Members.

(e) Solely for the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies pursuant to the terms of this Agreement, each Grantor hereby (i) grants to the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to, following the occurrence of an Event of Default, use, license or sublicense any Intellectual Property rights now owned or hereafter acquired by each Grantor, wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (ii) irrevocably agrees that the Administrative Agent may, following the occurrence of an Event of Default, sell any of each Grantor’s Inventory directly to any Person, including, without limitation, Persons who have previously purchased each Grantor’s Inventory from any Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Agreement, may sell Inventory which bears any Trademark owned by or licensed to any Grantor and any Inventory that is covered by any Copyright owned by or licensed to any Grantor and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to any Grantor and sell such Inventory as provided herein, subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation and maintain the enforceability of such Trademarks; provided that (i) such license shall be subject to the rights of any licensee under any exclusive license granted prior to such Event of Default, to the extent such license is a Permitted Lien, (ii) such license shall be irrevocable until the termination of this Agreement but shall terminate with respect to any goods that have been disposed of in a Disposition permitted under the Amended and Restated Credit Agreement if no Event of Default is then continuing; (iii) any sublicenses granted by Administrative Agent under this license during the continuance of an Event of Default shall survive as direct licenses of Grantor in accordance with their terms,

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notwithstanding the subsequent cure of the Event of Default that gave rise to the exercise of the Administrative Agent’s rights and remedies or the termination of this agreement and (iv) to the extent the foregoing license is a sublicense of Grantor’s rights as licensee under any third party license, the license to Administrative Agent shall be in accordance with any limitations in such third party license including prohibitions on sublicensing.

SECTION 6.

REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables.

(a) The Administrative Agent shall have the right, at reasonable times during normal business hours and upon reasonable prior notice (but not more than once annually if no Default or Event of Default shall exist or be continuing), at its own cost and expense except during the occurrence and continuance of an Event of Default (in which case, such testing shall be at the sole cost and expense of the Borrower), to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables; provided, that unless a Default or Event of Default shall be continuing, the Administrative Agent shall request no more than one such report during any calendar year.

(b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables (not including amounts payable by the purchaser of a Consigned Vehicle), and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days of receipt by such Grantor) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor. If so requested by the Administrative Agent, each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) At any time and from time to time after the occurrence and during the continuation of an Event of Default, if so requested by the Administrative Agent, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts.

6.2 Communications with Obligors; Grantors Remain Liable.

(a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables.

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(b) At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and each Grantor at the request of the Administrative Agent shall) notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Investment Property.

(a) Unless an Event of Default has occurred and is continuing and the Administrative Agent has given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its rights pursuant to Section 6.3(b), each Grantor may receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer, to the extent permitted in the Amended and Restated Credit Agreement, and may exercise all voting and corporate or other organizational rights with respect to Investment Property; provided, that no vote shall be cast or corporate or other organizational right exercised or other action taken (other than in connection with a transaction permitted by the Amended and Restated Credit Agreement) which would impair the Collateral or be inconsistent with or result in any violation of any provision of any Loan Document.

(b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give written notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have, subject to Section 6.9 hereunder, the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order set forth in Section 6.5, and (ii) any or all of the Investment Property shall, subject to Section 6.9 hereunder, be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may, subject to Section 6.9 hereunder, thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may reasonably determine), all without liability except to

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account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; provided, that the Administrative Agent shall not exercise any voting or other consensual rights pertaining to any such Investment in a manner that constitutes an exercise of the remedies described in Section 6.6 other than in accordance with Section 6.6.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) after receipt by an Issuer or obligor of any instructions pursuant to Section 6.3(c)(i) hereof, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

6.4 Proceeds to be Turned Over to Administrative Agent. In addition to the rights of the Agents and the Secured Parties specified in Section 6.1 hereof with respect to payments of Receivables, if an Event of Default under Sections 9(a), 9(f)(i) or 9(f)(ii) of the Amended and Restated Credit Agreement shall occur and be continuing or an exercise of remedies by the Administrative Agent or the Lenders with respect to any Event of Default shall occur and the Administrative Agent has instructed any Grantor to do so, all Proceeds (not including Consigned Vehicle Proceeds) received by such Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Agents and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5 Application of Proceeds. All cash proceeds received by the Administrative Agent during the continuance of an Event of Default from the enforcement of the Guarantees in Section 2 or as proceeds of Collateral from the exercise of any of the remedies set forth or referred to in Section 6.6 or elsewhere in this Agreement shall be applied, unless otherwise required by the Amended and Restated Credit Agreement as follows: (a) FIRST, to the payment of all fees, expenses and other amounts due and payable to the Administrative Agent in its capacity as such (including costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document), ratably among the parties owed such obligations in proportion to the respective amounts owed each; and (b) SECOND, pro rata in proportion to the aggregate amount of the Obligations owing to each Secured Party. For this purpose, the Administrative Agent may rely conclusively, and without further inquiry, on its own records as to the amount of the Obligations outstanding to each Secured Party and may suspend payments or seek relief in the form of interpleader or other similar relief as it may determine to be appropriate. Any balance of such Proceeds remaining after the Obligations have been paid in full and all commitments to extend credit under the Loan Documents have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

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6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other Loan Document, all rights and remedies of a secured party under the New York UCC or any other applicable law or in equity. Without limiting the generality of the foregoing, to the fullest extent permitted by applicable law, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, license, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as may be required by the Amended and Restated Credit Agreement and otherwise as required by Section 6.5 above, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise of any rights hereunder other than any such claims, damages and demands resulting primarily from the gross negligence, bad faith or willful misconduct of such Secured Party as determined in a final, non-appealable judgment of a court of competent jurisdiction. If any notice of a proposed sale or other disposition of Collateral is required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 6.6, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may (subject to the Administrative Agent’s consent) make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

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6.7 Registration Rights.

(a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the reasonable opinion of the Administrative Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will use its commercially reasonable efforts to cause the Issuer thereof to (i) execute and deliver, and use its commercially reasonable efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or reasonably advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or reasonably advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to use its commercially reasonable efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that the Secured Parties may seek to have each and every covenant contained in this Section 6.7 be specifically enforced against such Grantor, and to the fullest extent permitted by applicable law, such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Amended and Restated Credit Agreement.

6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

6.9 NSULC Shares. Notwithstanding any provisions to the contrary contained in this Agreement, the Amended and Restated Credit Agreement or any other related security document, the

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Issuers set forth in Schedule 2 are the sole registered and beneficial owners of all shares of any NSULC pledged hereunder (the “Pledged NSULC Shares”) and none of the rights and remedies granted to the Administrative Agent herein in respect of the Pledged NSULC Shares (other than the grant of the security interest) shall be exercisable or otherwise vest in the Administrative Agent or any other Secured Party and the applicable Grantor shall remain the legal and beneficial owner of the Pledged NSULC Shares and shall retain all of the incidents of such ownership until (i) an Event of Default has occurred, and (ii) the Administrative Agent has given written notice to the applicable Grantor of such Event of Default and its intention to exercise such rights and remedies in respect of the Pledged NSULC Shares. Nothing herein shall be construed to subject the Administrative Agent or any other Secured Party to liability as a member or owner of shares of a NSULC.

SECTION 7.

THE ADMINISTRATIVE AGENT

7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc..

(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable of such Grantor or with respect to any other Collateral of such Grantor and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable of such Grantor or with respect to any other Collateral of such Grantor whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to

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become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (G) subject to any permitted licenses and reserved rights permitted under the Loan Documents, assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

The Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default has occurred and is continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply with, or cause performance or compliance with, such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Amended and Restated Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to each Grantor until all security interests created hereby with respect to the Collateral of such Grantor are released.

7.2 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Parties to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor

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any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except, in the case of the Administrative Agent only to the extent resulting primarily from its own gross negligence, bad faith or willful misconduct as determined in a final, non-appealable judgment of a court of competent jurisdiction, to the extent required by applicable law (subject to Section 11.12(e) of the Amended and Restated Credit Agreement and other applicable provisions of the Loan Documents).

7.3 Financing Statements. Each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Administrative Agent may determine, in its reasonable discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Administrative Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent herein, including describing such property as “all assets” or “all personal property” or words of similar import and may (but need not) add thereto “whether now owned or hereafter acquired.” Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

7.4 Authority, Immunities and Indemnities of Administrative Agent. Each Grantor acknowledges, and, by acceptance of the benefits hereof, each Secured Party agrees, that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Secured Parties, be governed by the Amended and Restated Credit Agreement and that the Administrative Agent shall have, in respect thereof, all rights, remedies, immunities and indemnities granted to it in the Amended and Restated Credit Agreement. By acceptance of the benefits hereof, each Secured Party that is not a Lender agrees to be bound by the provisions of the Amended and Restated Credit Agreement applicable to the Administrative Agent, including Article X thereof, as fully as if such Secured Party were a Lender. The Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8.

MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Amended and Restated Credit Agreement.

8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.2 of the Amended and Restated Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 or to such other address as such Guarantor may notify the Administrative Agent in writing.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 8.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any

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right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification.

(a) Each Guarantor agrees to pay, or reimburse each Secured Party for, all its reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including the reasonable fees and disbursements of counsel to the Administrative Agent and counsel to the Lenders.

(b) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Guarantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses (other than lost profits), damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement on the terms set forth in Section 11.5 of the Amended and Restated Credit Agreement; provided, that each such Guarantor shall have no obligations hereunder to any Secured Party with respect to such liabilities, obligations, losses (other than lost profits), damages, penalties, actions, judgments or suits to the extent they are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from the gross negligence, bad faith or willful misconduct of such Secured Party or any of its Related Persons.

(d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Amended and Restated Credit Agreement and the other Loan Documents.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and, unless so consented to, each such assignment, transfer or delegation by any Grantor shall be void.

8.6 Set-Off. Each Grantor hereby irrevocably authorizes each Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to such Agent or such Lender hereunder and claims of every nature and description of such Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Amended and Restated Credit Agreement or any other Loan Document, as such Agent or such Lender may elect, whether or not any Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may

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be contingent or unmatured. Each Agent or each Lender shall notify such Grantor promptly of any such set-off and the application made by such Agent or such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) which such Agent or such Lender may have.

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.12 Submission To Jurisdiction; Waivers.

(a) Each Grantor hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) each Grantor hereby irrevocably and unconditionally consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) each party hereto agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) each party hereto agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

34

(e) each party hereto waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

8.14 Additional Grantors. Each Restricted Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 7.9 of the Amended and Restated Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Restricted Subsidiary of an Assumption Agreement in the form of Annex 1.

8.15 Releases.

(a) At such time as (i) the Loans, the Reimbursement Obligations and all other Obligations (other than contingent surviving indemnity obligations in respect of which no claim or demand has been made, Borrower Hedge Agreement Obligations and Borrower Cash Management Arrangement Obligations) have been paid in full and all commitments to extend credit under the Loan Documents have terminated and no Letters of Credit shall be outstanding, and (ii) except as otherwise agreed by the affected Qualified Counterparties, the net termination liability under or in respect of, and other amounts due and payable under, Specified Hedge Agreements at such time shall have been (A) paid in full, (B) secured by the most senior liens upon the most extensive collateral securing any secured Indebtedness of each Grantor which provided a source of funding for repayment of any portion of the Loans outstanding at the time the Loans were paid in full, equally and ratably with such Indebtedness (whether or not other obligations are also secured equally and ratably with such liens or by junior liens upon such collateral), if (1) the agreement governing such Indebtedness provides the affected Qualified Counterparties with equivalent rights to those set forth in this Agreement as to the release or subordination of such senior liens and (2) the affected Qualified Counterparties are reasonably satisfied that the Moody’s and S&P debt ratings applicable to such Indebtedness are not lower than the debt ratings then most recently applicable to the Facilities, or (C) secured by any other collateral arrangement satisfactory to the Qualified Counterparty in its reasonable discretion, the Collateral shall immediately and automatically be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents (in form and substance reasonably satisfactory to such Grantor and the Administrative Agent) as such Grantor may reasonably request to evidence such termination.

35

(b) If any of the Collateral is sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Amended and Restated Credit Agreement, then the Lien created pursuant to this Agreement in such Collateral shall be immediately and automatically released, and the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of such Collateral (not including Proceeds thereof) from the security interests created hereby. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Amended and Restated Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Amended and Restated Credit Agreement and the other Loan Documents.

8.16 WAIVER OF JURY TRIAL. EACH GRANTOR, AND BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH OTHER SECURED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.17 Effect of Amendment and Restatement. On the Restatement Effective Date, the Existing Guarantee and Collateral Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Guarantee and Collateral Agreement shall thereafter be of no further force and effect and shall be deemed replaced and superseded in all respects by this Agreement, except (i) the representations and warranties made by the Borrower and the Grantors prior to the Restatement Effective Date (which representations and warranties made prior to the Restatement Effective Date shall not be superseded or rendered ineffective by this Agreement as they pertain to the period prior to the Restatement Effective Date) and (ii) any action or omission performed or required to be performed pursuant to the Existing Guarantee and Collateral Agreement prior to the Restatement Effective Date (including any failure, prior to the Restatement Effective Date, to comply with the covenants contained in the Existing Guarantee and Collateral Agreement), other than in respect of any guarantee of any Excluded Swap Agreement. The parties hereto acknowledge and agree that (1) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or termination of the “Obligations” under the Existing Guarantee and Collateral Agreement or the other Loan Documents as in effect prior to the Restatement Effective Date and which remain outstanding as of the Restatement Effective Date, other than in respect of any guarantee of any Excluded Swap Obligation, (2) the “Obligations” under the Existing Guarantee and Collateral Agreement and the other Loan Documents are in all respects continuing (as amended and restated hereby and which are in all respects hereafter subject to the terms herein) and (3) the Liens and security interests as granted under the applicable Loan Documents securing payment of such “Obligations” are in all respects continuing and in full force and effect and are reaffirmed hereby.

8.18 Reaffirmation and Grant of Security Interest. Each Grantor hereby (i) expressly acknowledges the terms of this Agreement, (ii) ratifies and affirms its obligations under the Security Documents executed by such Grantor, as amended and restated on the date hereof, as applicable and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, including with respect to the obligations of the Grantors as modified by this Agreement. Each Grantor further acknowledges and agrees that after giving effect to this Agreement, neither the modification of the Existing Guarantee and Collateral Agreement effected pursuant to this Agreement, nor the execution, delivery, performance or effectiveness of the Amendment and this

36

Agreement, as applicable (a) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as such term is defined in the Existing Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (b) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

37

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

KAR AUCTION SERVICES, INC.

By:	/s/ Eric M. Lougmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA ATLANTA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA LANSING, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA VIRGINIA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

PAR, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AFC CAL, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

AXLE HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADS PRIORITY TRANSPORT, LTD.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

SIOUX FALLS AUTO AUCTION, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS OF GEORGIA LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

ADESA NEVADA, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS TENNESSEE LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Authorized Signatory Officer

AUCTIONTRAC, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

OPENLANE, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

CARSARRIVE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

RECOVERY DATABASE NETWORK, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

PWI HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

PREFERRED WARRANTIES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

SUPERIOR WARRANTIES, INC.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

WARRANTY FINANCING CORPORATION

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President

HIGH TECH NATIONAL, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE KEY CONTROLS, LLC

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender and Swingline Lender

By:	/s/ Randall K. Stephens
Name: Randall K. Stephens
Title: Senior Vice President

By:
Name:
Title:

Annex I

to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of [             , 200    ], made by [                                         ], a [                    ] corporation (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Amended and Restated Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Amended and Restated Credit Agreement.

RECITALS

A. KAR AUCTION SERVICES, INC. (the “Borrower”), the Subsidiary Guarantors party thereto and the Administrative Agent have entered into (i) that certain Amendment and Restatement Agreement, dated as of March 11, 2014 (as amended, supplemented or otherwise modified from time to time, the “Amendment”) and (ii) the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of March 11, 2014 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”);

B. In connection with the Amendment and the Amended and Restated Credit Agreement, KAR AUCTION SERVICES, INC., and certain of its Subsidiaries (other than the Additional Grantor) have entered into that certain Amended Guarantee and Collateral Agreement, dated as of March 11, 2014 (as amended, supplemented or otherwise modified from time to time, the “Amended and Restated Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;

C. The Amended and Restated Credit Agreement requires the Additional Grantor to become a party to the Amended and Restated Guarantee and Collateral Agreement; and

D. The Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Amended and Restated Guarantee and Collateral Agreement.

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Amended and Restated Guarantee and Collateral Agreement, hereby becomes a party to the Amended and Restated Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby (a) expressly guarantees the Borrower Obligations (as defined in the Amended and Restated Guarantee and Collateral Agreement) as set forth in Section 2 thereof, other than any Excluded Swap Obligations (b) grants the Administrative Agent, for the benefit of the Secured Parties, a security interest in its right, title and interest in the Collateral (as defined in the Amended and Restated Guarantee and Collateral Agreement) to secure its Obligations, (c) authorizes the filing of financing statements as set forth in Section 7.3 thereof and (d) assumes all other obligations and liabilities of a Grantor set forth therein. The information set forth in Annex 1-A hereto is

hereby added to the information set forth in Schedules [                    ]* to the Amended and Restated Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Amended and Restated Guarantee and Collateral Agreement, as they relate to such Additional Grantor, is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 8.1, 8.3, 8.4, 8.5, 8.7, 8.8, 8.9, 8.10, 8.12, 8.13 AND 8.16 OF THE AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT SHALL APPLY WITH LIKE EFFECT TO THIS ASSUMPTION AGREEMENT, AS FULLY AS IF SET FORTH AT LENGTH HEREIN.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

*	Refer to each Schedule which needs to be supplemented.

Annex I-A

to

Guarantee and Collateral Agreement

Annex II

to

Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Guarantee and Collateral Agreement dated as of March 11, 2014 (the “Agreement”), made by the Grantors parties thereto for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Secured Parties as follows:

The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to it with respect to all actions that may be required of it pursuant to Section 6.3(a) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:

Title:

Address for Notices:

Fax:

Annex III

to

Guarantee and Collateral Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

[See attached.]